   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON February ___, 2006
                                                              FILE NO. 033-02610
                                                              FILE NO. 811-04550
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                       Post-Effective Amendment No. 78 [X]
                                      AND
                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940
                              Amendment No. 80 [X]

                               THE MAINSTAY FUNDS
                               ------------------
               (exact name of registrant as specified in charter)

                   51 MADISON AVENUE, NEW YORK, NEW YORK 10010

                   -------------------------------------------
                     (address of principal executive office)

                  REGISTRANT'S TELEPHONE NUMBER: (212) 576-7000

Marguerite E. H. Morrison, Esq.     Copy To:     Sander M. Bieber, Esq.
The MainStay Funds                               Dechert LLP
51 Madison Avenue                                1775 I St, NW
New York, New York 10010                         Washington, D.C. 20006

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective:
[ ] Immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on March 1, 2006, pursuant to paragraph (b)(1) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on ________, pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ] on ________, pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

(MAINSTAY LOGO)


EQUITY FUNDS



MainStay Capital Appreciation Fund

MainStay Common Stock Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Value Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Value Fund


INCOME FUNDS


MainStay Diversified Income Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Tax Free Bond Fund


BLENDED FUNDS


MainStay Convertible Fund
MainStay Total Return Fund


INTERNATIONAL FUNDS

MainStay Global High Income Fund
MainStay International Equity Fund

                                           MAINSTAY(R) FUNDS

                                           Prospectus
                                           March 1, 2006


                                           Neither the Securities and Exchange
                                           Commission nor any state securities
                                           commission has approved or
                                           disapproved of these securities or
                                           passed upon the accuracy or adequacy
                                           of this prospectus. Any
                                           representation to the contrary is a
                                           criminal offense.

        WHAT'S INSIDE?


  3      Investment Objectives, Principal Investment Strategies and
         Principal Risks:
         An Overview

         EQUITY FUNDS
  6      MainStay Capital Appreciation Fund
 10      MainStay Common Stock Fund
 14      MainStay Large Cap Growth Fund
 18      MainStay MAP Fund
 22      MainStay Mid Cap Growth Fund
 26      MainStay Mid Cap Value Fund
 30      MainStay Small Cap Growth Fund
 34      MainStay Small Cap Value Fund
 38      MainStay Value Fund

         INCOME FUNDS
 42      MainStay Diversified Income Fund
 46      MainStay Government Fund
 50      MainStay High Yield Corporate Bond Fund
 54      MainStay Money Market Fund
 58      MainStay Tax Free Bond Fund

         BLENDED FUNDS
 62      MainStay Convertible Fund
 66      MainStay Total Return Fund

         INTERNATIONAL FUNDS
 70      MainStay Global High Income Fund
 74      MainStay International Equity Fund

 78      More About Investment Strategies and Risks

 83      Shareholder Guide

109      Know With Whom You're Investing

117      Financial Highlights for The MainStay Funds

         Appendix A--Taxable Equivalent Yield Table

                      [This page intentionally left blank]

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW


This Prospectus discusses The MainStay Funds, a Massachusetts business trust (the "Trust") which is a series mutual fund that offers different series (the series of the Trust are collectively referred to as the "Funds") that invest for varying combinations of income and capital appreciation. Each Fund is managed by New York Life Investment Management LLC ("NYLIM" or "Manager"). NYLIM is responsible for the day-to-day portfolio management of one of the Funds in this Prospectus. NYLIM has retained its affiliate, MacKay Shields LLC ("MacKay Shields"), as the Subadvisor that is responsible for the day-to-day portfolio management of 15 of the Funds. NYLIM has also retained Markston International LLC ("Markston International"), Jennison Associates LLC ("Jennison") and Winslow Capital Management, Inc. ("Winslow") as the Subadvisors that are responsible for the day-to-day portfolio management of the remaining Funds.


Each Fund pursues somewhat different strategies to achieve its investment objective. Under normal market conditions, those Funds listed in the table of contents as Equity Funds invest primarily in equity securities, those Funds listed in the table of contents as Income Funds invest primarily in debt securities, those Funds listed in the table of contents as Blended Funds may invest in a mix of equity and income-producing securities and those Funds listed in the table of contents as International Funds invest primarily in non-U.S. securities. In times of unusual or adverse conditions each Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus.

EQUITY SECURITIES

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange and the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as The Nasdaq Stock Market, Inc. There are many different types of equity securities, including:

- common and preferred stocks;


- convertible securities;



- American Depositary Receipts (ADRs); and



- real estate investment trust (REITs).


Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

The risks involved with investing in common stocks and other equity securities include:

- Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.


- Security selection: A manager may not be able to consistently select equity securities that appreciate in value, or to anticipate changes which can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.


DEBT SECURITIES

Investors buy debt securities primarily to profit through interest payments. Both governments and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including:

- bonds;

- notes; and

- debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include:

- Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

- Maturity risk: A debt security with a longer maturity may fluctuate more in value than a debt security with a shorter maturity. Therefore, the net asset value of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Fund that holds debt securities with a shorter maturity.

- Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

- Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

NOT INSURED--YOU COULD LOSE MONEY

Before considering an investment in a Fund, you should understand that you could lose money.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the MainStay Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.

NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value (NAV), fluctuates based on the value of the Fund's holdings.

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates, and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Fund's holdings.

Factors that can affect debt security values are changes in the average maturity of a Fund's investments, interest rate fluctuations, and how the market views the creditworthiness of an issuer, as well as the risks described above for equity securities.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance, and expenses of each of the Funds. Please review it carefully.

MAINSTAY CAPITAL
APPRECIATION FUND

The Capital Appreciation Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests in securities of U.S. companies with investment characteristics such as:

- participation in expanding product or service markets,

- increasing unit sales volume,

- increasing return on investment, and

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

INVESTMENT PROCESS

The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Fund may invest in other securities which, in the judgment of MacKay Shields, the Fund's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as:

- new management,

- new products,

- changes in consumer demand, and

- changes in the economy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

                                                       CAPITAL APPRECIATION FUND

[Capital Appreciation Fund Bar Chart]

96                                                                               18.56
--                                                                               -----
97                                                                               23.45
98                                                                               38.15
99                                                                               23.90
00                                                                              -11.85
01                                                                              -24.47
02                                                                              -32.07
03                                                                               25.70
04                                                                                2.31
05                                                                                7.17


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1996-2005)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of two broad-based market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1996 through August 31, 1998. Performance figures for Class I shares, first offered on January 1, 2004, include the historical performance of Class B shares from January 1, 1996 through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1996-2005)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                       26.88%              4/98
  Lowest return/worst quarter                                       -20.08%             1/01





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                    1 YEAR      5 YEARS      10 YEARS
  Capital Appreciation Fund
  Return Before Taxes
    Class A                                                         2.03%       -7.04%        4.72%
    Class B                                                         2.17%       -7.07%        4.56%
    Class C                                                         6.21%       -6.70%        4.56%
    Class I                                                         8.40%       -5.77%        5.50%

  Return After Taxes on Distributions(1)
    Class B                                                         2.17%       -7.10%        3.89%
  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                         1.41%       -5.87%        3.93%

  Russell 1000(R) Growth Index(2) (reflects no deduction for
  fees, expenses, or taxes)                                         5.26%       -3.58%        6.73%



  S&P 500(R) Index(3) (reflects no deduction for fees,
  expenses, or taxes)                                               4.91%        0.54%        9.07%



1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C and I shares may vary.


2 The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

3 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

CAPITAL APPRECIATION FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C         CLASS I

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%           None

  Redemption Fee
  (as a percentage of redemption proceeds)                           None            None            None            None



  Maximum Account Fee                                                None            None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.57%           0.57%           0.57%           0.57%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%           None



  Other Expenses(4)                                                  0.45%           0.45%           0.45%           0.47%

  Total Annual Fund Operating Expenses                               1.27%           2.02%           2.02%           1.04%






1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.


2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.72% up to $200 million, 0.65% from $200 million to $500 million and 0.50% in excess of $500 million.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. Other expenses for Class I shares of the Fund have been estimated.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                                                                                                            CLASS
                  CLASS A                  CLASS B                                CLASS C                     I
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year          $  672      $  205              $  705             $  205              $  305           $  106

   3 Years         $  931      $  634              $  934             $  634              $  634           $  331



   5 Years         $1,209      $1,088              $1,288             $1,088              $1,088           $  574

  10 Years         $2,000      $2,155              $2,155             $2,348              $2,348           $1,271




                      [This page intentionally left blank]

MAINSTAY COMMON
STOCK FUND

The Common Stock Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in common stocks.

INVESTMENT PROCESS

NYLIM, the Fund's Manager, will seek to identify companies that are considered to have a high probability of outperforming the S&P 500(R) Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. These stocks are then generally held in larger or smaller proportions based on their relative attractiveness. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Fund normally invests in common stocks of well-established US companies, primarily those with large-capitalizations. The Fund invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000(R) Index. The Fund is managed with a core orientation (including growth and value equities). NYLIM uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.


The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $721 million to $390.5 billion. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $591 million to $399.5 billion.


NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what NYLIM believes is their full value or that they may even go down in value.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

COMMON STOCK FUND

[Common Stock Fund Bar Chart]

99                                                                               28.8
--                                                                               ----
00                                                                               -3.46
01                                                                              -18.41
02                                                                              -26.12
03                                                                               23.88
04                                                                                8.71
05                                                                                5.46


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2005)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of two broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced June 1, 1998. Performance figures for Class I shares, first offered on December 28, 2004, include historical performance of Class A shares from inception (June 1, 1998) through December 27, 2004, adjusted for differences in expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1999-2005)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                       21.88%              4/99
  Lowest return/worst quarter                                       -15.73%             3/01





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                    1 YEAR      5 YEARS      LIFE OF FUND(1)
  Common Stock Fund
  Return Before Taxes
    Class A                                                         0.41%       -3.43%            3.06%
    Class B                                                         0.46%       -3.45%            3.05%
    Class C                                                         4.46%       -3.06%            3.05%
    Class I                                                         6.86%       -2.02%            4.13%

  Return After Taxes on Distributions(2)
    Class B                                                         0.46%       -3.45%            3.00%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                         0.30%       -2.90%            2.62%

  Russell 1000(R) Index(3) (reflects no deduction for fees,
  expenses, or taxes)                                               6.27%        1.07%            3.86%



  S&P 500(R) Index(4) (reflects no deduction for fees,
  expenses, or taxes)                                               4.91%        0.54%            3.36%


1 The Fund commenced operations on June 1, 1998.


2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, Class C and Class I shares may vary.



3 The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.



4 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                               COMMON STOCK FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                                                                                     CLASS
                                                                    CLASS A         CLASS B         CLASS C            I

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%           None
  Redemption Fee
  (as a percentage of redemption proceeds)                           None            None            None            None



  Maximum Account Fee                                                None            None            None            None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.70%           0.70%           0.70%           0.70%
  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%           None



  Other Expenses(4)                                                  0.77%           0.77%           0.77%           0.40%
  Total Annual Fund Operating Expenses                               1.72%           2.47%           2.47%           1.10%



  Less Waivers/Reimbursements(5)                                    -0.42%          -0.42%          -0.42%          -0.42%
  Net Annual Fund Operating Expenses(5)                              1.30%           2.05%           2.05%           0.68%






1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.70% up to $500 million and 0.65% in excess of $500 million.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.



5 NYLIM has entered into a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 1.30% of average daily net assets for its Class A shares. NYLIM will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.



This expense limitation may be modified or terminated only with the approval of the Board of Trustees of the Fund. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                                                                                                            CLASS
                  CLASS A                  CLASS B                                CLASS C                     I
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year          $  675      $  208              $  708             $  208              $  308           $   69

   3 Years         $  939      $  643              $  943             $  643              $  643           $  218



   5 Years         $1,224      $1,103              $1,303             $1,103              $1,103           $  379

  10 Years         $2,032      $2,187              $2,187             $2,379              $2,379           $  847




MAINSTAY LARGE CAP
GROWTH FUND

The MainStay Large Cap Growth Fund's (the "Fund") investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in companies that have the potential for above-average future earnings growth. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings) in large capitalization companies. These are companies having a market capitalization in excess of $4.0 billion at the time of purchase and generally are improving their financial returns. The Fund's investment strategy may result in high portfolio turnover.

INVESTMENT PROCESS

The Fund will invest in those companies that Winslow Capital Management, Inc., the Fund's Subadvisor, believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term.

When purchasing stocks for the Fund, the Subadvisor looks for companies typically having some or all of the following attributes:


- above-average future growth of revenue and earnings,



- low financial leverage with strong cash flow,



- high return on invested capital/low debt-to-total capital ratio,



- management focused on shareholder value, and



- dominant market leader.


The Subadvisor takes a "bottom-up" investment approach when selecting investments for the Fund. This means it bases investment decisions on company specific factors, not general economic conditions. The Subadvisor also employs a sell discipline pursuant to which it will typically:


- trim back a position which exceeds 5% of the Fund,



- sell an entire position when fundamentals are deteriorating,



- reduce or sell an entire position when it finds a better investment, and/or



- trim back a position after a strong relative price increase.


PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Due to its investment process, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

Typically, the Subadvisor intends to invest substantially all of the Fund's investable assets in domestic securities, however, the Fund is permitted to invest up to 20% of its net assets in foreign securities (those issued by companies organized outside the U.S. and traded in markets outside the U.S.). Since the Fund may invest in foreign securities, it may be subject to various risks of loss that are different from the risks of investing in securities of U.S.-based companies. Please see "More About Investment Strategies and Risks" for a more detailed discussion of foreign securities risks.

LARGE CAP GROWTH FUND

[Large Cap Growth Fund Bar Chart]

96                                                                               16.85
--                                                                               -----
97                                                                               22.40
98                                                                               29.23
99                                                                               19.07
00                                                                              -10.24
01                                                                              -14.98
02                                                                              -28.87
03                                                                               32.84
04                                                                               13.93
05                                                                                9.52


ANNUAL RETURNS, CLASS A SHARES
(by calendar year 1996-2005)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The second table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of two broad-based securities market indices. Performance data for the classes varies based on differences in their fee and expense structures. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance figures for Class A shares include the historical performance of the FMI Winslow Growth Fund (a predecessor to the Fund) from January 1, 1996 through March 31, 2005 adjusted to reflect the current maximum sales charge applicable to the Class A shares. Performance figures for Class B, Class C, Class I, Class R1 and Class R2 shares, each of which was first offered to the public on April 1, 2005, include the historical performance of Class A shares, adjusted for differences in expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS A SHARES

(1996-2005)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        29.76%             4/98
  Lowest return/worst quarter                                       -20.12%             3/01





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ending December 31, 2005)



                                                                     1 YEAR         5 YEARS         10 YEARS
  Large Cap Growth Fund(1)
  Return Before Taxes
    Class A                                                           3.50%         -1.08%           6.47%
    Class B                                                           3.73%         -1.10%           6.27%
    Class C                                                           7.73%         -0.70%           6.27%
    Class I                                                          10.18%          0.37%           7.38%
    Class R1                                                          9.56%          0.17%           7.22%
    Class R2                                                          9.30%         -0.07%           6.95%
  Return After Taxes on Distributions(2)                              3.49%         -1.08%           2.89%



  Return After Taxes on Distributions and Sale of Fund
    Shares(2)
  Class A                                                             2.28%         -0.91%           3.99%



  Russell 1000(R) Growth Index(3)                                     5.26%         -3.58%           6.73%
  S&P 500(R) Index(4)                                                 4.91%          0.54%           9.07%






1 From July 1, 1995 until March 31, 2005, the Fund operated as the FMI Winslow Growth Fund ("Winslow Fund") and was advised by Fiduciary Management, Inc. (Resource Capital Advisers, Inc. prior to October 15, 2001) and sub-advised by the Subadvisor. On March 31, 2005, the Winslow Fund was reorganized with and into the Class A shares of the Fund. The performance shown is that of the Class A shares of the Fund and reflects the historical performance of the Winslow Fund through March 31, 2005, adjusted for the current maximum sales charge of the Class A shares but has not been adjusted to reflect the fees of the Class A shares; had it been, the performance shown would have been lower. Shares of Class B, Class C, Class I, Class R1 and Class R2 were first offered on April 1, 2005.



2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A shares of the Fund. After-tax returns for the Class B, C, I, R1 and R2 shares may vary.



3 The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.



4 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                           LARGE CAP GROWTH FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)            CLASS A      CLASS B      CLASS C      CLASS I      CLASS R1      CLASS R2
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                   5.50%        None         None         None         None          None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original
  purchase price or redemption proceeds)(1)             None         5.00%        1.00%        None         None          None
  Redemption Fee
  (as a percentage of redemption proceeds)              None         None         None         None         None          None



  Maximum Account Fee                                   None         None         None         None         None          None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fee(2)                                     0.79%        0.79%        0.79%        0.79%         0.79%         0.79%
  Distribution and/or Service (12b-1) Fees(3)           0.25%        1.00%        1.00%        None         None           0.25%



  Other Expenses(4)                                     0.73%        0.73%        0.73%        0.18%         0.28%         0.28%
  Total Annual Fund Operating Expenses                  1.77%        2.52%        2.52%        0.97%         1.07%         1.32%



  Less Waivers/Reimbursements(5)                       -0.37%       -0.37%       -0.37%       -0.37%        -0.37%        -0.37%



  Net Annual Fund Operating Expenses(5)                 1.40%        2.15%        2.15%        0.60%         0.70%         0.95%






1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



2
NYLIM has voluntarily agreed to waive a portion of its management fee so that the management fee does not exceed 0.750% on assets up to $250 million. The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.800% up to $250 million; 0.750% in excess of $250 million up to $500 million; 0.725% in excess of $500 million up to $750 million; 0.700% in excess of $750 million up to $2 billion; 0.650% in excess of $2 billion up to $3 billion; and 0.600% in excess of $3 billion. This waiver may be discontinued at any time without notice.


3 Because the 12b-1 fee is an on-going fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, other expenses for Class R1 and R2 shares include shareholder service fees of 0.10%.



5 NYLIM has entered into a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 1.40% for its Class A shares. NYLIM will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.



This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                  CLASS B                                CLASS C                  CLASS I   CLASS R1
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year          $  685      $  218              $  718             $  218              $  318           $   61     $   72

   3 Years         $  969      $  673              $  973             $  673              $  673           $  192     $  224



   5 Years         $1,274      $1,154              $1,354             $1,154              $1,154           $  335     $  390

   10 Years        $2,137      $2,292              $2,292             $2,483              $2,483           $  750     $  871

                  CLASS R2

  Expenses after
   1 Year          $   97
   3 Years         $  303



   5 Years         $  525
   10 Years        $1,166

MAINSTAY MAP FUND

The MAP Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in equity-type securities, including common stocks, as well as securities convertible into, or exchangeable for, common stocks. The Fund primarily invests in domestic securities.

The Fund employs two Subadvisors, Jennison and Markston, with complementary investment processes and styles, each of whom is responsible for managing a portion of the assets, as designated by NYLIM from time to time, under the general supervision of NYLIM.

INVESTMENT PROCESS

In pursuing the Fund's investment objective, each Subadvisor seeks to identify securities that are out of favor but where a catalyst exists for turning such securities into investments that the Subadvisor believes will have improved performance. The Subadvisors' investment processes and styles are as follows:

JENNISON: Jennison seeks to identify attractively valued companies with current or emerging earnings growth that are not fully recognized or appreciated by the market. There are two types of companies which may exhibit the characteristics Jennison is seeking. The first type is a company that is out of favor with investors but which Jennison expects will experience a dynamic earnings cycle over the next 12 to 18 months due to corporate restructuring, new product development, an industry cycle turn, increased management focus on shareholder value or improving balance sheet and cash flow. The second type is a company currently delivering good growth characteristics but which Jennison believes is being mispriced by the market as the result of a short-term earnings glitch relative to "street" expectations or market uncertainty regarding sustainability of earnings growth.

Jennison may sell investments when price objectives are reached, the risk/ reward outlook changes, or a company's fundamentals change. Certain securities may be acquired from time to time in an effort to earn short-term profits.

MARKSTON: Factors examined by Markston to seek value opportunities include statistical indications, such as low multiples of book value or cash flow, and more fundamental factors, such as industry consolidations. Markston also places emphasis on the presence of a catalyst that may unlock a company's potential, such as management changes, restructurings and sales of underperforming assets. In selecting securities for investment, Markston also assesses the judgment, quality and integrity of company management and the track record of product development.

Although, under normal circumstances, Markston intends for the Fund to hold its securities for a relatively long period of time, Markston may sell investments when it believes the opportunity for current profits or the risk of market decline outweighs the prospect of capital gains. Certain securities may be acquired from time to time in an effort to earn short-term profits.

                                                                        MAP FUND

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

The principal risk of investing in stocks (including value stocks) is that they may never reach what the Subadvisors believe is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

MAP FUND

[MAP FUND BAR CHART]

96                                                                               23.82
--                                                                               -----
97                                                                               27.99
98                                                                               24.23
99                                                                               12.18
00                                                                               16.88
01                                                                                2.36
02                                                                              -19.81
03                                                                               38.72
04                                                                               16.29
05                                                                                8.93


ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1996-2005)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year (or life of Class) periods compare to those of broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for these classes varies based on differences in their fee and expense structures. Performance figures for Class I shares, first offered on June 9, 1999, include the historical performance of the MAP-Equity Fund shares (a predecessor to the Fund) from January 1, 1996 through June 8, 1999. Performance figures for Class R1 and R2 shares, each of which was first offered to the public on January 1, 2004, include the historical performance of Class A shares from inception (June 9, 1999) through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



As of November 25, 2002, Jennison and Markston each subadvise an allocated portion of the Fund's assets under the supervision of and as designated by NYLIM from time to time. Prior to that date, Markston was solely responsible for subadvising the Fund's portfolio.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES

(1996-2005)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        20.27%             2/03
  Lowest return/worst quarter                                       -15.77%             3/02





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                                                    10 YEARS OR
                                                                                                      LIFE OF
                                                                    1 YEAR         5 YEARS            CLASS(1)
  MAP Fund
  Return Before Taxes
    Class I                                                          8.93%          7.60%              13.55%
    Class A                                                          2.52%          6.06%               8.25%
    Class B                                                          2.68%          6.15%               8.38%
    Class C                                                          6.68%          6.46%               8.38%
    Class R1                                                         8.82%          7.47%               9.39%
    Class R2                                                         8.58%          7.20%               9.11%
  Return After Taxes on Distributions(2)
    Class I                                                          7.65%          7.11%              11.51%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class I                                                          6.78%          6.44%              10.89%
  Russell Midcap(R) Index(3) (reflects no deduction for fees,
  expenses, or taxes)                                               12.65%          8.45%              12.49%



  S&P 500(R) Index(4) (reflects no deduction for fees,
  expenses, or taxes)                                                4.91%          0.54%               9.07%


1 Class A, B and C shares were first offered on June 9, 1999. Class R1 and R2 shares were first offered on January 1, 2004.


2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Class A, B, C, R1 and R2 shares may vary.


3 The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

4 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                                        MAP FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)            CLASS A      CLASS B      CLASS C      CLASS I      CLASS R1      CLASS R2
  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)                   5.50%        None         None         None         None          None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                None         5.00%        1.00%        None         None          None
  Redemption Fee
  (as a percentage of redemption proceeds)              None         None         None         None         None          None



  Maximum Account Fee                                   None         None         None         None         None          None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                    0.74%        0.74%        0.74%        0.74%         0.74%         0.74%
  Distribution and/or Service (12b-1) Fees(3)           0.25%        1.00%        1.00%        None         None           0.25%



  Other Expenses(4)                                     0.38%        0.38%        0.38%        0.23%         0.33%         0.33%
  Total Annual Fund Operating Expenses                  1.37%        2.12%        2.12%        0.97%         1.07%         1.32%



  Less Waivers/Reimbursements(5)                       -0.02%       -0.02%       -0.02%       -0.02%        -0.02%        -0.02%
  Net Annual Fund Operating Expenses(5)                 1.35%        2.10%        2.10%        0.95%         1.05%         1.30%



1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within the year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.75% up to $1.0 billion and 0.70% in excess of $1.0 billion.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, other expenses for Class R1 and R2 shares include shareholder service fees of 0.10%.



5 NYLIM has entered into a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 1.35% of average daily net assets for its Class A shares. NYLIM will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.



This expense limitation may be modified or terminated only with the approval of the Board of Trustees of the Fund. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                    CLASS B                                   CLASS C                   CLASS I   CLASS R1
                             Assuming no   Assuming redemption at      Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period      redemption    the end of each period
   1 Year          $  680      $  213               $  713               $  213               $  313             $   97     $  107

   3 Years         $  954      $  658               $  958               $  658               $  658             $  303     $  334



   5 Years         $1,249      $1,129               $1,329               $1,129               $1,129             $  525     $  579

  10 Years         $2,085      $2,240               $2,240               $2,431               $2,431             $1,166     $1,283

                  CLASS R2

  Expenses after
   1 Year             132
   3 Years         $  412



   5 Years         $  713
  10 Years         $1,568

---------------------------


The RUSSELL MIDCAP(R) GROWTH INDEX measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $959 million to $22.7 billion.


MAINSTAY MID CAP
GROWTH FUND

The Mid Cap Growth Fund's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are similar to the market capitalization of companies in the RUSSELL MIDCAP(R) GROWTH INDEX from time to time, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. The Fund seeks to participate primarily in the expanding markets of technology, healthcare, communications and other dynamic high-growth industries. Securities issued by many companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are also considered "growth stocks." MacKay Shields, the Fund's Subadvisor, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.

INVESTMENT PROCESS

The Fund maintains a flexible approach towards investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. It may invest in any securities that, in the judgment of the Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as:

- new management,

- new products,

- changes in consumer demand, and

- changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group or if, in general, the Subadvisor does not believe that the security will help the Fund meet its investment objective.

PRINCIPAL RISKS


Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks. Some of the securities in the Fund may carry above-average risk

                                                             MID CAP GROWTH FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a fund does during the year.

compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. In addition, the Fund normally invests in companies in highly competitive industries and sectors. Competition and advances in technology make these companies highly volatile investments.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

MID CAP GROWTH FUND

[Mid Cap Growth Fund Bar Chart]

01                                                                               -18.2
--                                                                               -----
02                                                                              -29.46
03                                                                               45.06
04                                                                               21.03
05                                                                               14.12


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 2001-2005)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over for the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for the one year and five year periods and for the life of the Fund compare to those of several broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Class A, Class B and Class C shares were introduced on January 2, 2001. Performance figures for Class I shares, first offered to the public on March 29, 2005, include the historical performance of Class A shares from inception (January 2, 2001) through March 28, 2005, adjusted for differences in expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(2001-2005)



                                                                     RETURN           QUARTER/YEAR
  Highest return/best quarter                                          24.51%              2/03
  Lowest return/worst quarter                                         -20.67%              3/01





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                                   5              LIFE OF
                                                                    1 YEAR       YEARS            FUND(1)
  Mid Cap Growth Fund
  Return Before Taxes
    Class A                                                          8.52%       2.55%             2.55%
    Class B                                                          9.12%       2.58%             2.76%
    Class C                                                         13.12%       2.94%             2.94%
    Class I                                                         15.38%       4.02%             4.02%

  Return After Taxes on Distributions(2)
    Class B                                                          9.12%       2.58%             2.58%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                          5.93%       2.21%             2.21%

  Russell MidCap(R) Growth Index(3) (reflects no deductions
  for fees, expenses, or taxes)                                     12.10%       1.38%             1.38%



  Russell 2500(R) Growth Index(4) (reflects no deduction for
  fees, expenses, or taxes)                                          8.17%       2.78%             2.78%




  S&P MidCap 400(R) Index(5) (reflects no deduction for fees,
  expenses, or taxes)                                               12.56%       8.60%             8.60%





1 The Fund commenced investment operations on January 2, 2001.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.


3 The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


4 The Russell 2500(R) Growth Index measures the performance of those Russell 2500(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(R) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which represents approximately 17% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


5 The S&P MidCap 400(R) Index is an unmanaged, market-value weighted index that consists of 400 domestic stocks chosen for market-size, liquidity, and industry group representation, and is a benchmark of mid-capitalization stock price movement. Total returns assume reinvestment of all dividends and capital gains.

You cannot invest directly in an index.
 24

                                                             MID CAP GROWTH FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                                                                                     CLASS
                                                                    CLASS A         CLASS B         CLASS C            I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%           None
  Redemption Fee
  (as a percentage of redemption proceeds)                           None            None            None            None



  Maximum Account Fee                                                None            None            None            None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.75%           0.75%           0.75%           0.75%
  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%           None



  Other Expenses(4)                                                  0.63%           0.63%           0.63%           0.48%
  Total Annual Fund Operating Expenses                               1.63%           2.38%           2.38%           1.23%



  Less Waivers/Reimbursements(5)                                    -0.13%          -0.13%          -0.13%          -0.13%
  Net Annual Fund Operating Expenses(5)                              1.50%           2.25%           2.25%           1.10%






1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.75% up to $500 million and 0.70% in excess of $500 million.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.



5 NYLIM has entered into a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 1.50% of average daily net assets for its Class A shares. NYLIM will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.



This expense limitation may be modified or terminated only with the approval of the Board of Trustees of the Fund. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                  CLASS B                                CLASS C                  CLASS I
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year          $  694      $  228              $  728             $  228              $  328            $  112

   3 Years         $  998      $  703              $1,003             $  703              $  703            $  350



   5 Years         $1,323      $1,205              $1,405             $1,205              $1,205            $  606

  10 Years         $2,242      $2,396              $2,396             $2,585              $2,585            $1,340




---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.


The RUSSELL MIDCAP(R) VALUE INDEX measures the performance of those Russell Midcap companies with lower price to book ratios and lower forecasted growth values. The market capitalizations of companies in this Index fluctuate; as of the date of this Prospectus, they range from $591 million to $20.7 billion.


MAINSTAY MID CAP
VALUE FUND

The Mid Cap Value Fund's investment objective is to realize maximum long-term TOTAL RETURN from a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the RUSSELL MIDCAP(R) VALUE INDEX. The Fund normally invests at least 80% of its assets in equity securities that:

- MacKay Shields, the Fund's Subadvisor, believes are undervalued when purchased,


- typically pay dividends, although these may be non-dividend paying stocks if they meet the "undervalued" criteria, and


- are listed on a national securities exchange or traded in the over-the-counter market.


The Fund also may invest up to 20% of its assets in debt securities, U.S. government securities and cash or cash equivalents. The Fund may also invest in convertible securities and real estate investment trusts (REITs). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.


INVESTMENT PROCESS

The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor will seek to invest in equities that are deemed to be undervalued based on a number of factors, including:


- valuation,



- prospects for future growth in earnings and free cash flow,



- ability to grow dividends,



- estimated value of the company's assets, and


- corporate management.


The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition or corporate management, or when a security has reached what the portfolio manager perceives to be its full value.


PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Mid-cap

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.


stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks. Some of the securities in the Fund may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions. Therefore, the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

MID CAP VALUE FUND

[Mid Cap Value Fund Bar Chart]

99                                                                               24.16
--                                                                               -----
00                                                                               21.83
01                                                                                4.17
02                                                                              -14.35
03                                                                               28.02
04                                                                               14.90
05                                                                                4.86


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2005)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. Performance figures for Class I, R1 and R2 shares, each of which was first offered to the public on January 1, 2004, include the historical performance of Class A shares from inception (June 1, 1998) through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1999-2005)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                       18.69%              2/99
  Lowest return/worst quarter                                       -17.27%             3/02





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                                                      LIFE OF
                                                                    1 YEAR         5 YEARS            FUND(1)
  Mid Cap Value Fund
  Return Before Taxes
    Class A                                                         -0.16%           6.18%            10.65%
    Class B                                                         -0.03%           6.28%            10.65%
    Class C                                                          3.88%           6.59%            10.65%
    Class I                                                          6.10%           7.72%            11.80%
    Class R1                                                         5.93%           7.61%            11.69%
    Class R2                                                         5.71%           7.33%            11.40%

  Return After Taxes on Distributions(2)
    Class B                                                         -1.09%           5.91%             9.46%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                          1.39%           5.38%             8.71%

  Russell Midcap(R) Value Index(3) (reflects no deduction for
  fees, expenses, or taxes)                                         12.65%          12.21%            10.16%





1 The Fund commenced operations on June 1, 1998.


2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C, I, R1 and R2 shares may vary.


3 The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                              MID CAP VALUE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)            CLASS A      CLASS B      CLASS C      CLASS I      CLASS R1      CLASS R2
  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)                   5.50%        None         None         None         None          None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                None         5.00%        1.00%        None         None          None
  Redemption Fee
  (as a percentage of redemption proceeds)              None         None         None         None         None          None



  Maximum Account Fee                                   None         None         None         None         None          None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                    0.70%        0.70%        0.70%        0.70%         0.70%         0.70%
  Distribution and/or Service (12b-1) Fees(3)           0.25%        1.00%        1.00%        None         None           0.25%



  Other Expenses(4)                                     0.47%        0.47%        0.47%        0.36%         0.46%         0.46%
  Total Annual Fund Operating Expenses                  1.42%        2.17%        2.17%        1.06%         1.16%         1.41%



  Less Waivers/Reimbursements(5)                       -0.07%       -0.07%       -0.07%       -0.07%        -0.07%        -0.07%
  Net Annual Fund Operating Expenses(5)                 1.35%        2.10%        2.10%        0.99%         1.09%         1.34%



1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.70% up to $500 million and 0.65% in excess of $500 million.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, other expenses for Class R1 and R2 shares include shareholder service fees of 0.10%.



5 NYLIM has entered into a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 1.35% of average daily net assets for its Class A shares. NYLIM will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.



This expense limitation may be modified or terminated only with the approval of the Board of Trustees of the Fund. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                  CLASS B                                CLASS C                  CLASS I   CLASS R1
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year          $  680      $  213              $  713             $  213              $  313           $  101     $  111

   3 Years         $  954      $  658              $  958             $  658              $  658           $  315     $  347



   5 Years         $1,249      $1,129              $1,329             $1,129              $1,129           $  547     $  601

  10 Years         $2,085      $2,240              $2,240             $2,431              $2,431           $1,213     $1,329




                  CLASS R2

  Expenses after
   1 Year          $  136
   3 Years         $  425



   5 Years         $  734
  10 Years         $1,613




MAINSTAY SMALL CAP
GROWTH FUND

The Small Cap Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment comparable to companies in the Russell 2000(R) Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $25 million to $4.8 billion. MacKay Shields, the Fund's Subadvisor, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies.


INVESTMENT PROCESS

The Subadvisor looks for securities of companies with the following characteristics:

- above-average revenue and earnings per share growth,

- participation in growing markets,

- potential for positive earnings surprises, and

- strong management ideally with high insider ownership.

The Fund also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as:

- new management,

- new products,

- changes in consumer demand, and

- changes in the economy.

The Subadviser may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or its peer group or if, in general, the Subadvisor does not believe that the security will help the Fund meet its investment objective.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have:

- more price volatility,

- greater spreads between their bid and ask prices,

- significantly lower trading volumes, and/or

- cyclical, static or moderate growth prospects.

                                                           SMALL CAP GROWTH FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

SMALL CAP GROWTH FUND

[Small Cap Growth Fund Bar Chart]

99                                                                              106.02
--                                                                              ------
00                                                                              -20.91
01                                                                              -19.34
02                                                                              -29.39
03                                                                               40.25
04                                                                                8.15
05                                                                                2.28


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2005)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of two broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Returns in 1999 were primarily achieved during unusually favorable conditions in the market, particularly for technology companies and through investments in initial public offerings (see "More About Investment Strategies and Risks"). You should not expect that such favorable returns can be consistently achieved.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1999-2005)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                       53.27%              4/99
  Lowest return/worst quarter                                       -26.75%             3/01





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                                                         LIFE OF
                                                                       1 YEAR         5 YEARS            FUND(1)
  Small Cap Growth Fund
  Return Before Taxes
    Class A                                                            -2.65%         -2.82%              5.56%
    Class B                                                            -2.72%         -2.84%              5.54%
    Class C                                                             1.28%         -2.45%              5.54%

  Return After Taxes on Distributions(2)
    Class B                                                            -2.72%         -2.84%              5.45%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                            -1.77%         -2.39%              4.77%

  Russell 2000(R) Growth Index(3) (reflects no deduction for
  fees, expenses, or taxes)                                             4.15%          2.28%              2.49%



  Russell 2000(R) Index(4) (reflects no deduction for fees,
  expenses, or taxes)                                                   4.55%          8.22%              6.61%


1 The Fund commenced operations on June 1, 1998.


2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.


3 The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

4 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                           SMALL CAP GROWTH FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%
  Redemption Fee
  (as a percentage of redemption proceeds)                           None            None            None



  Maximum Account Fee                                                None            None            None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 1.00%           1.00%           1.00%
  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses(4)                                                  0.69%           0.69%           0.69%
  Total Annual Fund Operating Expenses                               1.94%           2.69%           2.69%



  Less Waivers/Reimbursements(5)                                    -0.46%          -0.46%          -0.46%



  Net Annual Fund Operating Expenses(5)                              1.48%           2.23%           2.23%






1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 1.00% up to $1 billion and 0.95% in excess of $1 billion. In addition, NYLIM has voluntarily agreed to waive its management fee to 0.85%. This waiver may be discontinued at any time without notice.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between classes.



5 NYLIM has entered into a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 1.48% of average daily net assets for its Class A shares. NYLIM will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.



This expense limitation may be modified or terminated only with the approval of the Board of Trustees of the Fund. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                  CLASS B                                CLASS C
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year          $  692      $  226              $  726             $  226              $  326
   3 Years         $  992      $  697              $  997             $  697              $  697



   5 Years         $1,313      $1,195              $1,395             $1,195              $1,195
  10 Years         $2,221      $2,376              $2,376             $2,565              $2,565




---------------------------


The RUSSELL 2000(R) VALUE INDEX measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The market capitalizations of companies in this Index fluctuate; as of the date of this Prospectus, they range from $33 million to $3.7 billion.


---------------------------
SMALL-CAPITALIZATION stocks are common stocks of relatively small U.S. companies that tend to have fewer shares outstanding and thus a smaller trading volume than large-capitalization stocks.

MAINSTAY SMALL CAP
VALUE FUND

The Small Cap Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment comparable to companies in the RUSSELL 2000(R) VALUE INDEX and invests primarily in common stocks and securities convertible into common stock.

INVESTMENT PROCESS

MacKay Shields, the Fund's Subadvisor, uses an investment selection process that focuses on stocks that meet three criteria: inexpensive valuations, free cash flow, and multiple sources of potential growth or earnings. The Subadvisor looks for stocks that are inexpensive relative to the benchmark, their peer group or historical valuations. The Subadvisor takes a long-term approach to investing, and relies primarily on its proprietary fundamental research.

The portfolio is constructed using this bottom up process. Stocks will be sold either when they meet the Subadvisor's price objective, or when the Subadvisor believes that there is a negative change in the fundamental performance of the issuer.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

In comparison to stocks of companies with larger capitalizations, stocks of SMALL-CAPITALIZATION companies may have:

- more price volatility,

- greater spreads between their bid and ask prices,

- significantly lower trading volumes, and/or

- cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

                                                            SMALL CAP VALUE FUND

[Small Cap Value Fund Bar Chart]

99                                                                               5.35
--                                                                               ----
00                                                                               28.97
01                                                                               14.57
02                                                                              -12.83
03                                                                               34.69
04                                                                               17.29
05                                                                               -2.47


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2005)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. Performance figures for Class I shares, first offered to the public on February 16, 2005, include the historical performance of Class A shares from inception (June 1, 1998) through February 15, 2005, adjusted for differences in expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1999-2005)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        17.55%             2/99
  Lowest return/worst quarter                                       -16.79%             3/02





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                    1 YEAR         5 YEARS         LIFE OF FUND(1)
  Small Cap Value Fund
    Class A                                                         -7.22%          8.58%               8.68%
    Class B                                                         -7.00%          8.72%               8.68%
    Class C                                                         -3.45%          9.00%               8.68%
    Class I                                                         -1.30%         10.16%               9.80%

  Return After Taxes on Distributions(2)
    Class B                                                         -8.40%          7.48%               7.46%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                         -3.53%          7.35%               7.21%

  Russell 2000(R) Value Index(3) (reflects no deduction for
  fees, expenses, or taxes)                                          4.71%         13.55%               9.82%





1 The Fund commenced operations on June 1, 1998.


2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C and I shares may vary.



3 The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

SMALL CAP VALUE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%           None
  Redemption Fee
  (as a percentage of redemption proceeds)                           None            None            None            None



  Maximum Account Fee                                                None            None            None            None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.85%           0.85%           0.85%           0.85%
  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%           None



  Other Expenses(4)                                                  0.62%           0.62%           0.62%           0.11%
  Total Annual Fund Operating Expenses(5)                            1.72%           2.47%           2.47%           0.96%



1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.85% up to $1.0 billion and 0.80% in excess of $1.0 billion. NYLIM has voluntarily agreed to waive its management fee to 0.60%. This waiver may be discontinued at any time without notice.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.



5 NYLIM has entered into a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 1.90% of average daily net assets for its Class A shares. NYLIM will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.



This expense limitation may be modified or terminated only with the approval of the Board of Trustees of the Fund. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                  CLASS B                                CLASS C                  CLASS I
                             Assuming no   Assuming Redemption at   Assuming no   Assuming Redemption at
  Expenses after             Redemption    the end of each period   Redemption    the end of each period
   1 Year          $  715      $  250              $  750             $  250              $  350            $   98

   3 Years         $1,062      $  770              $1,070             $  770              $  770            $  306



   5 Years         $1,432      $1,316              $1,516             $1,316              $1,316            $  531

  10 Years         $2,469      $2,621              $2,621             $2,806              $2,806            $1,178




                      [This page intentionally left blank]

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

MAINSTAY VALUE
FUND

The Value Fund's investment objective is to realize maximum long-term TOTAL RETURN from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in equity securities. The Fund is not designated or managed primarily to produce current income.

INVESTMENT PROCESS

The Fund normally invests in U.S. common stocks that:

- MacKay Shields, the Fund's Subadvisor, believes are "undervalued" (selling below their value) when purchased,

- typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criterion, and

- are listed on a national securities exchange or are traded in the over-the-counter market.

Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:

- the company's cash flow and interest coverage ratios,

- the company's book value,

- estimated value of the company's assets (liquidation value), and

- growth rates and future earnings.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

                                                                      VALUE FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

VALUE FUND

[Value Fund Bar Chart]

96                                                                               21.11
--                                                                               -----
97                                                                               21.29
98                                                                               -8.09
99                                                                                7.51
00                                                                               11.05
01                                                                               -2.45
02                                                                              -22.76
03                                                                               26.73
04                                                                                9.74
05                                                                                4.86


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1996-2005)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1996 through August 31, 1998. Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 1, 2004, include the historical performance of Class B shares from January 1, 1996 through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1996-2005)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        14.12%             2/03
  Lowest return/worst quarter                                       -23.18%             3/02





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                    1 YEAR         5 YEARS         10 YEARS
  Value Fund
  Return Before Taxes
    Class A                                                         -0.16%          1.52%            6.04%
    Class B                                                         -0.14%          1.53%            5.88%
    Class C                                                          3.86%          1.91%            5.88%
    Class I                                                          5.94%          2.93%            6.93%
    Class R1                                                         5.88%          2.85%            6.84%
    Class R2                                                         5.65%          2.61%            6.58%

  Return After Taxes on Distributions(1)
    Class B                                                         -0.18%          1.40%            4.68%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                         -0.04%          1.24%            4.52%

  Russell 1000(R) Value Index(2) (reflects no deduction for
  fees, expenses, or taxes)                                          7.05%          5.28%           10.94%





1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C, I, R1 and R2 shares may vary.

2 The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                                      VALUE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                    CLASS A   CLASS B   CLASS C   CLASS I   CLASS R1   CLASS R2
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                           5.50%     None      None      None      None       None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                 None      5.00%     1.00%     None      None       None
  Redemption Fee
  (as a percentage of redemption proceeds)                      None      None      None      None      None       None



  Maximum Account Fee                                           None      None      None      None      None       None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                            0.62%     0.62%     0.62%     0.62%      0.62%      0.62%
  Distribution and/or Service (12b-1) Fees(3)                   0.25%     1.00%     1.00%     None      None        0.25%



  Other Expenses(4)                                             0.41%     0.41%     0.41%     0.35%      0.45%      0.45%
  Total Annual Fund Operating Expenses                          1.28%     2.03%     2.03%     0.97%      1.07%      1.32%



  Less Waivers/Reimbursements(5)                               -0.11%    -0.11%    -0.11%    -0.11%     -0.11%     -0.11%
  Net Annual Fund Operating Expenses(5)                         1.17%     1.92%     1.92%     0.86%      0.96%      1.21%



1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.72% on assets up to $200 million, 0.65% on assets from $200 up to $500 million, and 0.50% on assets in excess of $500 million.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, other expenses for Class R1 and R2 shares include shareholder service fees of 0.10%.



5 NYLIM has entered into a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 1.17% of average daily net assets for its Class A shares. NYLIM will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.



This expense limitation may be modified or terminated only with the approval of the Board of Trustees of the Fund. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                   CLASS
                     A                     CLASS B                                CLASS C                  CLASS I   CLASS R1
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year          $  663      $  195              $  695             $  195              $  295           $   88     $   98

   3 Years         $  901      $  603              $  903             $  603              $  603           $  274     $  306



   5 Years         $1,158      $1,037              $1,237             $1,037              $1,037           $  477     $  531

  10 Years         $1,892      $2,048              $2,048             $2,243              $2,243           $1,061     $1,178





                  CLASS R2

  Expenses after
   1 Year          $  123
   3 Years         $  384



   5 Years         $  665
  10 Years         $1,466




---------------------------

FLOATERS are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on an INVERSE FLOATER resets in the opposite direction from the interest rate to which the inverse floater is indexed.

---------------------------
MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.
---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.

MAINSTAY DIVERSIFIED
INCOME FUND

The Diversified Income Fund's investment objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in a diversified portfolio of domestic and foreign debt or debt-related securities issued by government and corporate issuers. The securities may be denominated in U.S. or foreign currencies, and may have fixed, variable, FLOATING or INVERSE FLOATING rates of interest. Maturities of the securities held by the Fund will vary.

The Fund invests in various bond market sectors (U.S. government--including MORTGAGE-RELATED and ASSET-BACKED SECURITIES, foreign government, U.S. corporate and foreign corporate, including high-yield securities in each of the sectors). The Fund's Subadvisor, MacKay Shields, allocates the Fund's investments among the various bond market sectors based on current and projected economic and market conditions.

INVESTMENT PROCESS

The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. In addition, among the principal factors considered in determining whether to increase or decrease the emphasis placed upon a particular type of security or bond market sector are:

- fundamental economic cycle analysis,

- credit quality, and

- interest rate trends.

The Fund also invests in a variety of countries, which may include countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities. Securities of issuers in one country may be denominated in the currency of another country.

The Fund's principal investments also may include high-yield debt securities rated below BBB by S&P or Baa by Moody's or, if unrated, determined by the Subadvisor to be of comparable quality. The Fund may invest up to 30% of its total assets in equity securities. The Fund's principal investments also include mortgage-related and asset-backed securities, and WHEN-ISSUED SECURITIES and FORWARD COMMITMENTS.

The Fund may enter into MORTGAGE-DOLLAR ROLL TRANSACTIONS, buy and sell currency on a spot basis and may enter into foreign currency forward contracts for hedging purposes. The Fund may also buy foreign currency options and may use portfolio securities lending as a principal investment strategy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering

                                                         DIVERSIFIED INCOME FUND

---------------------------

A WHEN-ISSUED SECURITY is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date. Similarly, in a FORWARD COMMITMENT, the Fund agrees to buy an issued security at a future date at a price determined at the time of the commitment.
---------------------------
In a MORTGAGE-DOLLAR ROLL TRANSACTION, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

---------------------------
PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the domestic economy, the condition of foreign economies, and meaningful changes in the issuer's financial condition, including changes in the issuer's credit risk, and competitiveness.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates,

- issuer creditworthiness,

- market conditions, and

- maturities.

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.

Since the Fund invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Fund invests in high-yield debt securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund's principal investments include derivatives, such as mortgage-related and asset-backed securities and floaters, including inverse floaters. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of risk assumed.


The principal risk of mortgage-dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund's investments. The principal risk of forward commitments and when-issued securities is that the security may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.


Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

DIVERSIFIED INCOME FUND

[Diversified Income Fund Bar Chart]

98                                                                               4.35
--                                                                               ----
99                                                                                1.54
00                                                                               -2.28
01                                                                                5.78
02                                                                                3.99
03                                                                               19.10
04                                                                                6.96
05                                                                                0.10


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1998-2005)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of two broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from inception (February 28, 1997) through August 31, 1998. Class A shares were also introduced on February 28, 1997. Performance figures for Class I shares, first offered on January 1, 2004, include the historical performance of Class A shares from inception (February 28, 1997) through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1998-2005)



                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                        7.17%             2/03
  Lowest return/worst quarter                                       -2.38%             2/04





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                      1              5
                                                                     YEAR          YEARS            LIFE OF FUND(1)
  Diversified Income Fund
  Return Before Taxes
    Class A                                                         -3.67%        6.83%                  5.24%
    Class B                                                         -4.69%        6.70%                  5.00%
    Class C                                                         -0.85%        7.00%                  5.00%
    Class I                                                          1.24%        8.12%                  6.07%

  Return After Taxes on Distributions(2)
    Class B                                                         -6.20%        4.68%                  2.70%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                         -3.05%        4.59%                  2.88%

  Three-Index Composite(3) (reflects no deduction for fees,
  expenses, or taxes)                                               -1.60%        7.77%                  6.14%



  Lehman Brothers(R) Aggregate Bond Index(4) (reflects no
  deduction for fees, expenses, or taxes)                            2.43%        5.87%                  6.51%


1 The Fund commenced operations on February 28, 1997.


2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C and I shares may vary.



3 The Three-Index Composite assumes equal investments, with all interest and capital gains reinvested, in the Lehman Brothers(R) Aggregate Bond Index, the Credit Suisse(TM) High Yield Index, and the Citigroup Non-U.S. Dollar World Government Bond Index. These indices represent the U.S. government and domestic investment grade sector, the U.S. high-yield sector, and the international bond sector, respectively. Total returns assume reinvestment of all income and capital gains. All indices are unmanaged and you cannot invest directly in the indices.


4 The Lehman Brothers(R) Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade or better fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                         DIVERSIFIED INCOME FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                4.50%           None            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%           None
  Redemption Fee
  (as a percentage of redemption proceeds)                           None            None            None            None



  Maximum Account Fee                                                None            None            None            None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.60%           0.60%           0.60%           0.60%
  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%           None



  Other Expenses(4)                                                  0.55%           0.55%           0.55%           0.43%
  Total Annual Fund Operating Expenses                               1.40%           2.15%           2.15%           1.03%



  Less Waivers/Reimbursements(5)                                    -0.10%          -0.10%          -0.10%          -0.10%
  Net Annual Fund Operating Expenses(5)                              1.30%           2.05%           2.05%           0.93%



1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.



2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $500 million and 0.55% in excess of $500 million.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.



5 NYLIM has entered into a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 1.30% of average daily net assets for its Class A shares. NYLIM will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.



This expense limitation may be modified or terminated only with the approval of the Board of Trustees of the Fund. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                  CLASS B                                CLASS C                  CLASS I
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year          $  576      $  208              $  708             $  208              $  308           $   95

   3 Years         $  844      $  643              $  943             $  643              $  643           $  296



   5 Years         $1,131      $1,103              $1,303             $1,103              $1,103           $  515

  10 Years         $1,947      $2,187              $2,187             $2,379              $2,379           $1,143




---------------------------

MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.

---------------------------

FLOATERS are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate.

---------------------------

In a MORTGAGE-DOLLAR ROLL TRANSACTION, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

MAINSTAY
GOVERNMENT FUND

The Government Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in MORTGAGE-RELATED and ASSET-BACKED SECURITIES or other securities that are not U.S. government securities.


INVESTMENT PROCESS

In pursuing the Fund's investment strategies, the Fund's Subadvisor, MacKay Shields, uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities.

The Fund's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include:

- U.S. Treasury bills (maturing in one year or less),

- notes (maturing in 1 to 10 years),

- bonds (generally maturing in more than 10 years), and

- Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation.

Principal investments also include FLOATERS as well as money market instruments and cash equivalents.

As part of the Fund's principal strategies, the Subadvisor may use a variety of investment practices such as MORTGAGE-DOLLAR ROLL transactions, transactions on a WHEN-ISSUED basis and portfolio SECURITIES LENDING.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates,

- issuer creditworthiness,

- market conditions, and

- maturities.

                                                                 GOVERNMENT FUND

---------------------------

A WHEN-ISSUED SECURITY is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

---------------------------
In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

You could lose money by investing in the Fund. Investments in the Fund are not guaranteed, even though some of the Fund's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include derivatives, such as mortgaged-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of risk assumed.

The Fund's use of investment practices, such as mortgage-dollar rolls, forward commitments, transactions on a when-issued basis and securities lending, also presents certain risks. The principal risk of mortgage-dollar roll transactions is that the security the Fund receives at the end of the transaction is worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

GOVERNMENT FUND

[Government Fund Bar Chart]

96                                                                               1.25
--                                                                               ----
97                                                                                8.54
98                                                                                7.52
99                                                                               -3.60
00                                                                               11.49
01                                                                                5.54
02                                                                                8.94
03                                                                                0.53
04                                                                                1.92
05                                                                                1.04


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1996-2005)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1996 through August 31, 1998. Performance figures for Class I shares, first offered on January 1, 2004, include the historical performance of Class B shares from January 1, 1996 through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1996-2005)



                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                        5.62%             3/02
  Lowest return/worst quarter                                       -2.95%             2/04





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                       1 YEAR              5 YEARS            10 YEARS
  Government Fund
  Return Before Taxes
    Class A                                                            -3.01%               3.35%              4.48%
    Class B                                                            -3.89%               3.19%              4.22%
    Class C                                                            -0.07%               3.54%              4.22%
    Class I                                                             2.21%               4.63%              5.28%

  Return After Taxes on Distributions(1)
    Class B                                                            -4.80%               1.96%              2.57%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                            -2.53%               2.01%              2.60%

  Lehman Brothers(R) Government Bond Index(2) (reflects no
  deduction for fees, expenses, or taxes)                               2.65%               5.39%              5.94%






1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C, and I shares may vary.


2 The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                                 GOVERNMENT FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C          CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                4.50%           None            None             None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%            None
  Redemption Fee
  (as a percentage of redemption proceeds)                           None            None            None             None



  Maximum Account Fee                                                None            None            None             None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.60%           0.60%           0.60%             0.60%
  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%            None



  Other Expenses(4)                                                  0.49%           0.49%           0.49%             0.29%
  Total Annual Fund Operating Expenses                               1.34%           2.09%           2.09%             0.89%



  Less Waivers/Reimbursements(5)                                    -0.29%          -0.29%          -0.29%            -0.29%
  Net Annual Fund Operating Expenses(5)                              1.05%           1.80%           1.80%             0.60%



1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $1 billion and 0.55% in excess of $1 billion. NYLIM has voluntarily agreed to waive its management fee to 0.50% on assets up to $1 billion and 0.45% on assets in excess of $1 billion. This waiver may be discontinued at any time without notice.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.



5 NYLIM has entered into a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 1.05% of average daily net assets for its Class A shares. NYLIM will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.



This expense limitation may be modified or terminated only with the approval of the Board of Trustees of the Fund. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                  CLASS B                                CLASS C                   CLASS I
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year          $  552      $  183              $  683             $  183              $  283              $ 61

   3 Years         $  769      $  566              $  866             $  566              $  566              $192



   5 Years         $1,003      $  975              $1,175             $  975              $  975              $335

  10 Years         $1,675      $1,919              $1,919             $2,116              $2,116              $750




---------------------------

YANKEE DEBT SECURITIES are dollar-denominated securities of foreign issuers that are traded in the United States.

---------------------------

ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

MAINSTAY HIGH YIELD
CORPORATE BOND FUND

The High Yield Corporate Bond Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields, the Fund's Subadvisor, to be of comparable quality.

INVESTMENT PROCESS

In pursuing the Fund's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Fund's principal investments include:

- domestic corporate debt securities,

- YANKEE (dollar-denominated) DEBT SECURITIES,

- ZERO COUPON BONDS, and

- U.S. government securities.

The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (e.g., bank debt).


The Fund may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and/or S&P.


The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates,

- issuer creditworthiness,

- market conditions, and

- maturities.

Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.

The Fund principally invests in high-yield debt securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Fund invests in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies.

                                                  HIGH YIELD CORPORATE BOND FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

HIGH YIELD CORPORATE BOND FUND

[High Yield Corporate Bond Fund Bar Chart]

96                                                                               15.58
--                                                                               -----
97                                                                               11.55
98                                                                                1.31
99                                                                                9.51
00                                                                               -7.20
01                                                                                1.72
02                                                                               -1.53
03                                                                               36.50
04                                                                               11.79
05                                                                                2.34


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1996-2005)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1996 through August 31, 1998. Performance figures for Class I shares, first offered on January 1, 2004, include the historical performance of Class B shares from January 1, 1996 through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1996-2005)



                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       11.85%             2/03
  Lowest return/worst quarter                                       -8.41%             3/98





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                    1 YEAR         5 YEARS         10 YEARS
  High Yield Corporate Bond Fund
  Return Before Taxes
    Class A                                                         -1.34%          9.18%           7.87%
    Class B                                                         -2.44%          9.08%           7.58%
    Class C                                                          1.38%          9.36%           7.58%
    Class I                                                          3.57%         10.44%           8.63%

  Return After Taxes on Distributions(1)
    Class B                                                         -4.81%          5.81%           3.77%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                         -1.62%          5.75%           4.05%

  Credit Suisse High Yield Index(2) (reflects no deduction for
  fees, expenses, or taxes)                                          2.26%          9.83%           7.14%






1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C and I shares may vary.



2 The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                  HIGH YIELD CORPORATE BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C         CLASS I

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                4.50%           None            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%           None

  Redemption Fee(2)
  (as a percentage of redemption proceeds)                           2.00%           2.00%           2.00%           2.00%



  Maximum Account Fee                                                None            None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                                 0.56%           0.56%           0.56%           0.56%

  Distribution and/or Service (12b-1) Fees(4)                        0.25%           1.00%           1.00%           None



  Other Expenses(5)                                                  0.21%           0.21%           0.21%           0.25%

  Total Annual Fund Operating Expenses                               1.02%           1.77%           1.77%           0.81%



1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.


2 The redemption fee applies to certain redemptions (including exchanges) of Fund shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. This fee is designed to ensure that the transaction and administrative costs are borne by investors making short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" for additional information.

3 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $500 million and 0.55% in excess of $500 million.

4 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


5 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. Other expenses for Class I shares of the Fund have been estimated.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                                                                                                           CLASS
                  CLASS A                 CLASS B                                CLASS C                     I
                            Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after            redemption    the end of each period   Redemption    the end of each period
   1 Year         $  549      $  180              $  680             $  180              $  280           $   83

   3 Years        $  760      $  557              $  857             $  557              $  557           $  259



   5 Years        $  988      $  959              $1,159             $  959              $  959           $  450

  10 Years        $1,642      $1,886              $1,886             $2,084              $2,084           $1,002




---------------------------

A REPURCHASE AGREEMENT is an agreement to buy a security at one price and a simultaneous agreement to sell it back later at an agreed upon price that reflects interest.

---------------------------

VARIABLE RATE NOTES are debt securities that provide for periodic adjustments in their interest rates.

---------------------------
FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.

---------------------------
MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

MAINSTAY MONEY
MARKET FUND

The Money Market Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in high-quality, short-term securities denominated in U.S. dollars that mature in 397 days (13 months) or less. The dollar-weighted average maturity of the Fund's investment portfolio will not exceed 90 days. The securities in which the Fund invests may include:

- obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities,

- bank and bank holding company obligations, such as CDs and bankers' acceptances,

- commercial paper, which is short-term, unsecured loans to corporations,

- corporate debt securities,

- loans to U.S. and foreign issuers and securities of foreign branches of U.S. and foreign banks, such as negotiable CDs, also known as Eurodollars,

- time deposits, and

- REPURCHASE AGREEMENTS.

The Fund may also invest in VARIABLE RATE NOTES, FLOATERS and MORTGAGE-RELATED and ASSET-BACKED securities.

INVESTMENT PROCESS


All securities purchased by the Fund must meet the requirements of Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"), which is designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.


MacKay Shields, the Fund's Subadvisor, may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

                                                               MONEY MARKET FUND

---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment of $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Because the Fund invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based issuers. These may include:

- political and economic instability,

- less publicly available information about issuers, and

- changes in U.S. or foreign tax laws.

The Fund's principal investments include derivatives such as variable rate notes, floaters and mortgage-related and asset-backed securities. If the Fund's Subadvisor is wrong about its expectations regarding changes in interest rates, its assessment of an issuer's creditworthiness or market conditions, the use of derivatives or other investments could result in a loss. With respect to asset-backed securities, if interest rates fall, the underlying debt may be prepaid ahead of schedule, thereby reducing the value of the Fund's investments.

MONEY MARKET FUND

[Money Market Fund Bar Chart]

96                                                                               4.91
--                                                                               ----
97                                                                               5.08
98                                                                               5.01
99                                                                               4.65
00                                                                               5.87
01                                                                               3.72
02                                                                               1.22
03                                                                               0.51
04                                                                               0.70
05                                                                               2.56


ANNUAL RETURNS, ALL CLASSES
(by calendar year 1996-2005)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns for one year, five year and ten year periods compare to those of a broad-based securities market index. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1996 through August 31, 1998. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future. TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE: 1-800-MAINSTAY (1-800-624-6782).


BEST AND WORST QUARTERLY RETURNS, ALL CLASSES

(1996-2005)



                                                                    RETURN        QUARTER/YEAR
  Highest return/best quarter                                        1.51%            3/00
  Lowest return/worst quarter                                        0.10%            4/03





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                    1 YEAR         5 YEARS         10 YEARS
  Money Market Fund
    All Classes                                                     2.56%           1.73%           3.40%
    7-day current yield: 3.57%

  Lipper Money Market Fund Average(1)                               2.37%           1.59%           3.32%





1 The Lipper Money Market Fund Average is an equally weighted performance index adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited.

                                                               MONEY MARKET FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                None            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            None            None

  Redemption Fee
  (as a percentage of redemption proceeds)                           None            None            None



  Maximum Account Fee                                                None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(1)                                                 0.48%           0.48%           0.48%

  Distribution and/or Service (12b-1) Fees                           None            None            None



  Other Expenses(2)                                                  0.51%           0.51%           0.51%

  Total Annual Fund Operating Expenses()                             0.99%           0.99%           0.99%



  Less Expense Reimbursement(3)                                     -0.29%          -0.29%          -0.29%

  Net Annual Fund Operating Expenses(3)                              0.70%           0.70%           0.70%






1 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.50% on assets up to $300 million; 0.45% on assets in excess of $300 million and up to $700 million; 0.40% from $700 million to $1 billion; and 0.35% in excess of $1 billion.



2 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between classes.



3 NYLIM has entered into a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.70% of average daily net assets for its Class A shares. NYLIM will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.



This expense limitation may be modified or terminated only with the approval of the Board of Trustees of the Fund. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown. Expenses are the same for each class.


                                               ALL CLASSES
  Expenses after  Assuming no redemption   Assuming redemption at the end of each period
   1 Year                  $ 72                                $ 72

   3 Years                 $224                                $224



   5 Years                 $390                                $390

  10 Years                 $871                                $871




---------------------------

Issuers of GENERAL OBLIGATION BONDS include states, counties, cities, towns and regional districts. Payments of principal and interest are secured by the issuer's pledge of its full faith, credit and taxing powers.

---------------------------

REVENUE BONDS are issued to finance capital projects. They are repaid from revenues raised by the project that the bonds finance. Many bonds also provide additional security.

---------------------------

INDUSTRIAL DEVELOPMENT and POLLUTION CONTROL BONDS are generally revenue bonds and are issued by, or on behalf of, public authorities or investor-owned companies to raise money to finance various privately operated facilities.

---------------------------

ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

MAINSTAY TAX FREE
BOND FUND

The Tax Free Bond Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests in U.S. tax-exempt securities of any maturity that are, at the time of purchase, rated in one of the top four categories (or short-term tax-exempt securities rated in one of the top three categories) by Moody's or S&P. Not more than 20% of the Fund's net assets may be invested in unrated tax-exempt securities that are deemed by the Fund's Subadvisor, MacKay Shields, to be of comparable quality.

The Fund normally invests at least 80% of its net assets in "municipal bonds" issued by, or on behalf of, the

- states;

- District of Columbia;

- territories, commonwealths and possessions of the United States and their political subdivisions; and

- agencies, authorities and instrumentalities of these entities.

The two main types of municipal bonds are GENERAL OBLIGATION and REVENUE BONDS. The Fund may not invest more than 20% of its net assets in tax-exempt securities subject to the federal alternative minimum tax ("AMT") for individual shareholders.

INVESTMENT PROCESS

The Subadvisor uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities.

Up to 25% of the Fund's total assets may be invested in INDUSTRIAL DEVELOPMENT BONDS. The Fund also may invest in POLLUTION CONTROL BONDS and ZERO COUPON BONDS.

The Fund may also invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state).

Some of the Fund's earnings may be subject to federal tax and most may be subject to state and local taxes.

                                                              TAX FREE BOND FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates,

- issuer creditworthiness,

- market conditions, and

- maturities.

Consistent with its principal investment strategies, the Fund's investments include derivatives, such as call and put options, futures contracts on debt securities or securities indices and options on futures contracts. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

Industrial development, pollution control, and revenue bonds are generally not secured by the taxing power of the municipality but are secured by revenues paid by the industrial user. This means that if the industrial user cannot repay principal and/or interest on the bonds, the Fund may lose money.

To help you decide whether taxable or nontaxable yields are better for you, see Appendix A for a comparative yield table.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

TAX FREE BOND FUND

[Tax Free Bond Fund Bar Chart]

96                                                                               3.33
--                                                                               ----
97                                                                                8.80
98                                                                                4.83
99                                                                               -6.96
00                                                                               11.75
01                                                                                3.79
02                                                                                8.34
03                                                                                2.36
04                                                                                2.90
05                                                                                2.48


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1996-2005)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of two broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1996 through August 31, 1998. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1996-2005)



                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                        4.97%             4/00
  Lowest return/worst quarter                                       -3.15%             2/99





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                    1 YEAR         5 YEARS         10 YEARS
  Tax Free Bond Fund
  Return Before Taxes
    Class A                                                         -1.68%          3.28%           3.84%
    Class B                                                         -2.45%          3.60%           4.05%
    Class C                                                          1.60%          3.97%           4.06%

  Return After Taxes on Distributions(1)
    Class B                                                         -2.45%          3.60%           4.04%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                         -0.25%          3.66%           4.08%

  Tax Free Bond Composite Index(2) (reflects no deduction for
  fees, expenses, or taxes)                                          3.58%          5.68%           5.80%



  Lehman Brothers(R) Municipal Bond Index(3) (reflects no
  deduction for fees, expenses, or taxes)                            3.51%          5.59%           5.71%



1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.


2 The Tax Free Bond Composite Index is comprised of the Lehman Brothers(R) Municipal Bond Index and the Lehman Brothers(R) Municipal Insured Index weighted 50%/50%, respectively. The Lehman Brothers(R) Municipal Insured Index includes all the insured bonds in the Lehman Brothers(R) Municipal Bond Index with a maturity of at least one year and a rating of Baa or better by Moody's. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

3 The Lehman Brothers(R) Municipal Bond Index includes approximately 15,000 municipal bonds, rated Baa or better by Moody's, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                              TAX FREE BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                4.50%           None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%
  Redemption Fee
  (as a percentage of redemption proceeds)                           None            None            None



  Maximum Account Fee                                                None            None            None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.60%           0.60%           0.60%
  Distribution and/or Service (12b-1) Fees(3)                        0.25%           0.50%           0.50%



  Other Expenses(4)                                                  0.21%           0.21%           0.21%
  Total Annual Fund Operating Expenses                               1.06%           1.31%           1.31%



  Less Waivers/Reimbursements(5)                                    -0.17%          -0.17%          -0.17%
  Net Annual Fund Operating Expenses(5)                              0.89%           1.14%           1.14%



1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.



2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $1 billion and 0.55% on assets in excess of $1 billion. NYLIM has voluntarily agreed to waive its management fee to 0.45%. This waiver may be discontinued at any time without notice.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between classes.



5 NYLIM has entered into a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.89% of average daily net assets for its Class A shares. NYLIM will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.



This expense limitation may be modified or terminated only with the approval of the Board of Trustees of the Fund. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                 CLASS B                                CLASS C
                            Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after            redemption    the end of each period   redemption    the end of each period
   1 Year         $  537      $  116              $  616             $  116              $  216

   3 Years        $  721      $  362              $  662             $  362              $  362



   5 Years        $  921      $  628              $  828             $  628              $  628

  10 Years        $1,497      $1,316              $1,316             $1,386              $1,386




MAINSTAY CONVERTIBLE
FUND

The Convertible Fund's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in "convertible securities" such as:

- bonds,

- debentures,

- corporate notes, and

- preferred stocks or other securities,

that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Fund takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Fund invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's. The balance of the Fund may be invested or held in:

- nonconvertible debt,

- equity securities that do not pay regular dividends,

- U.S. Government securities, and

- cash or cash equivalents.

INVESTMENT PROCESS

In selecting convertible securities for purchase or sale, MacKay Shields, the Fund's Subadvisor, takes into account a variety of investment considerations, including:

- the potential return of the common stock into which the convertible security is convertible,

- credit risk,

- projected interest return, and

- the premium for the convertible security relative to the underlying common stock.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

                                                                CONVERTIBLE FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including:

- interest rates,

- issuer creditworthiness,

- market conditions, and

- maturities.

Principal investments include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Fund invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

CONVERTIBLE FUND

[Convertible Fund Bar Chart]

96                                                                               11.39
--                                                                               -----
97                                                                               10.67
98                                                                                0.53
99                                                                               32.90
00                                                                                6.51
01                                                                               -4.76
02                                                                               -9.50
03                                                                               21.46
04                                                                                4.86
05                                                                                6.26


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1996-2005)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1996 through August 31, 1998. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1996-2005)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                         6.81%             4/99
  Lowest return/worst quarter                                       -10.66%             3/01





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                    1 YEAR         5 YEARS         10 YEARS
  Convertible Fund
  Return Before Taxes
    Class A                                                         1.12%           2.73%           7.58%
    Class B                                                         1.26%           2.77%           7.42%
    Class C                                                         5.18%           3.11%           7.42%

  Return After Taxes on Distributions(1)
    Class B                                                         1.17%           2.39%           4.80%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                         0.94%           2.16%           4.75%

  Merrill Lynch All Convertible Securities Index(2) (reflects
  no deduction for fees, expenses or taxes)                         1.01%           4.22%           8.84%






1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and Class C shares may vary.



2 The Merrill Lynch All Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                                CONVERTIBLE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%
  Redemption Fee
  (as a percentage of redemption proceeds)                           None            None            None



  Maximum Account Fee                                                None            None            None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.72%           0.72%           0.72%
  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses(4)                                                  0.41%           0.41%           0.41%
  Total Annual Fund Operating Expenses                               1.38%           2.13%           2.13%



  Less Waivers/Reimbursements(5)                                    -0.18%          -0.18%          -0.18%
  Net Annual Fund Operating Expenses(5)                              1.20%           1.95%           1.95%



1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



2 The management fee for the Fund is an annual percentage of the Fund's average daily assets as follows: 0.72% up to $500 million, 0.67% from $500 million to $1 billion and 0.62% in excess of $1 billion. NYLIM has voluntarily agreed to waive its management fee to 0.67% on assets up to $500 million, 0.62% on assets from $500 million to $1 billion and 0.57% on assets in excess of $1 billion. This waiver may be discontinued at any time without notice.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between classes.



5 NYLIM has entered into a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expense excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 1.20% of average daily net assets for its Class A shares. NYLIM will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.



This expense limitation may be modified or terminated only with the approval of the Board of Trustees of the Fund. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                 CLASS B                                CLASS C
                            Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after            redemption    the end of each period   redemption    the end of each period
   1 Year         $  666      $  198              $  698             $  198              $  298

   3 Years        $  910      $  612              $  912             $  612              $  612
   5 Years        $1,173      $1,052              $1,252             $1,052              $1,052

  10 Years        $1,925      $2,080              $2,080             $2,275              $2,275

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.


---------------------------

MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

---------------------------
ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.
---------------------------
In a MORTGAGE-DOLLAR ROLL TRANSACTION, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

MAINSTAY TOTAL
RETURN FUND

The TOTAL RETURN Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests a minimum of 30% of its net assets in U.S. equity securities and a minimum of 30% of its net assets in U.S. debt securities.


INVESTMENT PROCESS

Equity Investments

Approximately one-half of the Fund's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising the S&P 500(R) Index at the time of purchase. The remainder of the Fund's equity securities will normally be invested in stocks that the Fund believes to be undervalued.

The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

Debt Investments

It is contemplated that the Fund's long-term debt investments will typically consist of securities that are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by MacKay Shields, the Fund's Subadvisor. Principal debt investments include U.S. government securities, corporate bonds and MORTGAGE-RELATED and ASSET-BACKED SECURITIES. The Fund may also enter into MORTGAGE-DOLLAR ROLL TRANSACTIONS.

In addition, of its investments in debt securities, the Fund may purchase up to 20% in high-yield bonds and other debt securities rated below investment grade that the Fund's Subadvisor believes may provide capital appreciation in addition to income.

The Fund maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

The Subadvisor may sell a security, if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, a decline in the security's rating by S&P or Moody's.

PRINCIPAL RISKS

Since the Fund may allocate its assets among equity and debt securities it has some exposure to the risks of both stocks and bonds.

                                                               TOTAL RETURN FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including:

- interest rates,

- issuer creditworthiness,

- market conditions, and

- maturities.

The Fund's principal investments can include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. These securities pay a premium--a higher interest rate or yield--because of this increased risk of loss. These securities can be also subject to greater price volatility.

Consistent with its principal investment strategies, the Fund's investments also include derivatives, such as mortgaged-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives.

The principal risk of mortgage-dollar roll transactions is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

TOTAL RETURN FUND

[Total Return Fund Bar Chart]

96                                                                               12.73
--                                                                               -----
97                                                                               17.65
98                                                                               25.96
99                                                                               15.60
00                                                                               -5.10
01                                                                              -12.61
02                                                                              -18.37
03                                                                               18.18
04                                                                                5.63
05                                                                                5.35


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1996-2005)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of several broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1996 through August 31, 1998. Performance figures for Class I shares, first offered on January 1, 2004, include the historical performance of Class B shares, from January 1, 1996 through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1996-2005)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        16.87%             4/98
  Lowest return/worst quarter                                       -11.63%             1/01





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                  1 YEAR       5 YEARS       10 YEARS
  Total Return Fund
  Return Before Taxes
    Class A                                                        0.21%       -1.66%         5.69%
    Class B                                                        0.35%       -1.63%         5.57%
    Class C                                                        4.24%       -1.29%         5.56%
    Class I                                                        7.16%       -0.12%         6.71%

  Return After Taxes on Distributions(1)
    Class B                                                       -0.32%       -2.04%         4.35%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                        1.12%       -1.51%         4.42%

  Total Return Growth Composite Index(2) (reflects no
  deduction for fees, expenses, or taxes)                          4.25%        0.61%         7.04%



  Total Return Core Composite Index(3) (reflects no deduction
  for fees, expenses, or taxes)                                    4.81%        3.32%         8.38%

  S&P 500(R) Index(4) (reflects no deduction for fees,
  expenses, or taxes)                                              4.91%        0.54%         9.07%






1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C and I shares may vary.


2 The Total Return Growth Composite Index is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Lehman Brothers(R) Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Index is comprised of the Lehman Brothers(R) Government/Corporate, the Mortgage-Back Securities, and the Asset-Backed Securities Indices. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

3 The Total Return Core Composite Index is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

4 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                               TOTAL RETURN FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%           None
  Redemption Fee
  (as a percentage of redemption proceeds)                           None            None            None            None



  Maximum Account Fee                                                None            None            None            None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.62%           0.62%           0.62%           0.62%
  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%           None



  Other Expenses(4)                                                  0.44%           0.44%           0.44%           0.36%
  Total Annual Fund Operating Expenses                               1.31%           2.06%           2.06%           0.98%



  Less Waivers/Reimbursements(5)                                    -0.12%          -0.12%          -0.12%          -0.12%
  Net Annual Fund Operating Expenses(5)                              1.19%           1.94%           1.94%           0.86%



1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.



2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.64% up to $500 million and 0.60% in excess of $500 million.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.



5 NYLIM has entered into a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 1.19% of average daily net assets for its Class A shares. NYLIM will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.



This expense limitation may be modified or terminated only with the approval of the Board of Trustees of the Fund. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                 CLASS B                                CLASS C                  CLASS I
                            Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after            redemption    the end of each period   redemption    the end of each period
   1 Year         $  665      $  197              $  697             $  197              $  297            $   88

   3 Years        $  907      $  609              $  909             $  609              $  609            $  274



   5 Years        $1,168      $1,047              $1,247             $1,047              $1,047            $  477

  10 Years        $1,914      $2,070              $2,070             $2,264              $2,264            $1,061




---------------------------

YANKEE DEBT SECURITIES are dollar-denominated securities of foreign issuers that are traded in the United States.

---------------------------

BRADY BONDS are securities created through the exchange of existing commercial bank loans to foreign sovereign entities for new obligations in connection with debt restructurings. They are subject to the risks of foreign securities.
---------------------------

FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on an INVERSE FLOATER resets in the opposite direction from the interest rate to which the inverse floater is indexed.

MAINSTAY GLOBAL
HIGH INCOME FUND

The Global High Income Fund's investment objective is to seek to provide maximum current income by investing primarily in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high-yield securities. Normally, the Fund invests in debt securities issued by governments, and their agencies and authorities, and corporations that are located in at least three different countries.

- The Fund focuses on debt securities that generally are rated in the lower rating categories of Moody's or S&P, or if unrated, are deemed to be comparable by the Fund's Subadvisor, MacKay Shields.

- The Fund principally invests in countries that are considered emerging markets, and may invest in countries with established economies, that the Fund's Subadvisor believes present favorable opportunities.

- The Fund's principal investments include YANKEE (dollar-denominated) DEBT SECURITIES, BRADY BONDS and derivative instruments, such as FLOATERS, including INVERSE FLOATERS, SWAPS, futures and options.

- The Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts. The Fund may also buy foreign currency options. These techniques may be used for any legally permissible purpose, including to increase the Fund's return.

INVESTMENT PROCESS

The Subadvisor identifies investment opportunities by beginning with country selection, then assessing local currencies for upside potential and downside risk and finally, evaluating specific securities based on the financial condition and competitiveness of the issuer. The Subadvisor considers factors such as prospects for a country's political stability, currency exchange rates, interest rates, inflation, relative economic growth and governmental policies.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies, and meaningful changes in the issuer's financial condition and competitiveness.

                                                         GLOBAL HIGH INCOME FUND

---------------------------

In a typical SWAP transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments.


---------------------------
PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.


PRINCIPAL RISKS
The values of debt securities fluctuate depending upon various factors, including:

- interest rates,

- issuer creditworthiness,

- market conditions, and

- maturities.

Since the Fund principally invests in foreign securities, it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:

- fluctuating currency values,

- less liquid trading markets,

- greater price volatility,

- political and economic instability,

- less publicly available information about issuers,

- changes in U.S. or foreign tax or currency laws, and

- changes in monetary policy.

The risks are likely to be greater in emerging market countries than in developed market countries.

The Fund principally invests in high-yield debt securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility.

The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than other funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

GLOBAL HIGH INCOME FUND

[Global High Income Fund Bar Chart]

99                                                                               17.01
--                                                                               -----
00                                                                                8.58
01                                                                               12.69
02                                                                               10.33
03                                                                               30.69
04                                                                               12.00
05                                                                                9.86


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2005)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares for periods from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1999-2005)



                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       11.15%             2/03
  Lowest return/worst quarter                                       -6.04%             2/04





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                                      5
                                                                    1 YEAR          YEARS          LIFE OF FUND(1)
  Global High Income Fund
  Return Before Taxes
    Class A                                                          5.70%         14.66%               10.54%
    Class B                                                          4.86%         14.63%               10.36%
    Class C                                                          8.86%         14.86%               10.35%

  Return After Taxes on Distributions(2)
    Class B                                                          2.04%         11.42%                7.08%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                          3.08%         10.67%                6.78%

  JPMorgan EMBI Global Diversified Index(3) (reflects no
  deduction for fees, expenses, or taxes)                           10.25%         13.40%               11.32%





1 The Fund commenced operations on June 1, 1998.


2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.


3 The JPMorgan EMBI Global Diversified Index (formerly JPMorgan EMBI Global Constrained Index) is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                         GLOBAL HIGH INCOME FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                4.50%            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%

  Redemption Fee
  (as a percentage of redemption proceeds)                           None            None            None



  Maximum Account Fee                                                None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.70%           0.70%           0.70%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses(4)                                                  0.51%           0.51%           0.51%

  Total Annual Fund Operating Expenses                               1.46%           2.21%           2.21%



  Less Waivers/Reimbursements(5)                                    -0.06%          -0.06%          -0.06%

  Net Annual Fund Operating Expenses(5)                              1.40%           2.15%           2.15%



1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.



2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.70% up to $500 million and 0.65% in excess of $500 million.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between classes.



5 NYLIM has entered into a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 1.40% of average daily net assets for its Class A shares. NYLIM will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.



This expense limitation may be modified or terminated only with the approval of the Board of Trustees of the Fund. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                  CLASS B                                CLASS C
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year          $  586      $  218              $  718             $  218              $  318

   3 Years         $  873      $  673              $  973             $  673              $  673



   5 Years         $1,181      $1,154              $1,354             $1,154              $1,154

  10 Years         $2,054      $2,292              $2,292             $2,483              $2,483




---------------------------

A BOTTOM UP approach selects stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

MAINSTAY INTERNATIONAL
EQUITY FUND

The International Equity Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to generate superior risk-adjusted returns by investing in quality companies that are currently undervalued. The Fund normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields, the Fund's Subadvisor, believes present favorable opportunities.


The Fund's stock selection process favors large, well-established companies with stable earnings and below average debt. As a result, the Fund may not perform as well as its peers or benchmark during periods when the stock market favors the securities of small and mid-capitalization companies.


INVESTMENT PROCESS

- The Subadvisor seeks to identify investment opportunities by pursuing a BOTTOM UP, stock picking investment discipline.


- Proprietary, quantitative and qualitative tools are used to identify attractive companies. Fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, particular attention is paid to the generation and utilization of cash flows, the returns on invested capital, and the overall track record of management in creating shareholder value.


- Portfolios are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level.


- Country allocations in the portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key sector and regional constituents of the benchmark, unless the stock selection process strongly argues against it.


The Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes. In addition, the Fund may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Fund's return.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the

                                                       INTERNATIONAL EQUITY FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.


In unusual market conditions, the Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, cash and cash equivalents.


PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

Since the Fund principally invests in foreign securities, it will be subject to various risks of loss that are different from the risks of investing in securities of U.S.-based companies. These include losses due to:

- fluctuating currency values,

- less liquid trading markets,

- greater price volatility,

- political and economic instability,

- less publicly available information about issuers,

- changes in U.S. or foreign tax or currency laws, and

- changes in monetary policy.

The risks are likely to be greater in emerging market countries than in developed market countries.

The Fund's investments include derivatives such as options and forwards. The Fund may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

INTERNATIONAL EQUITY FUND

[International Equity Fund Bar Chart]

96                                                                               9.05
--                                                                               ----
97                                                                                3.78
98                                                                               19.34
99                                                                               26.60
00                                                                              -21.71
01                                                                              -16.34
02                                                                               -4.95
03                                                                               31.11
04                                                                               15.74
05                                                                                6.22


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1996-2005)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one, five and ten year periods of the Fund compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1996 through August 31, 1998. Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 1, 2004, include the historical performance of Class B shares from January 1, 1996 through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1996-2005)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        19.23%             4/98
  Lowest return/worst quarter                                       -14.02%             1/01





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                      1               5               10
                                                                     YEAR           YEARS           YEARS
  International Equity Fund
  Return Before Taxes
    Class A                                                         1.14%          4.72%            5.71%
    Class B                                                         1.22%          4.76%            5.55%
    Class C                                                         5.15%          5.07%            5.54%
    Class I                                                         7.56%          6.26%            6.55%
    Class R1                                                        7.20%          6.08%            6.42%
    Class R2                                                        7.28%          5.91%            6.20%

  Return After Taxes on Distributions(2)
    Class B                                                         0.59%          4.64%            4.81%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                         1.78%          4.15%            4.48%

  Morgan Stanley Capital International EAFE(R) Index(3)
  (reflects no deduction for fees, expenses, or taxes)              13.54%         4.55%            5.84%





1 The Fund commenced operations on September 13, 1994.


2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C, I, R1, and R2 shares may vary.


3 The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged, capitalization-weighted index containing approximately 985 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                       INTERNATIONAL EQUITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)            CLASS A      CLASS B      CLASS C      CLASS I      CLASS R1      CLASS R2
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                   5.50%        None         None         None         None          None



  Maximum Deferred Sales Charge (Load)(1) (as a
  percentage of the lesser of the original offering
  price or redemption proceeds)                         None         5.00%        1.00%        None         None          None
  Redemption Fee(2)
  (as a percentage of redemption proceeds)              2.00%        2.00%        2.00%        2.00%        None          None



  Maximum Account Fee                                   None         None         None         None         None          None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                    0.90%        0.90%        0.90%        0.90%         0.90%         0.90%
  Distribution and/or Service (12b-1) Fees(4)           0.25%        1.00%        1.00%        None         None           0.25%



  Other Expenses(5)                                     0.61%        0.61%        0.61%        0.29%         0.39%         0.39%
  Total Annual Fund Operating Expenses                  1.76%        2.51%        2.51%        1.19%         1.29%         1.54%



  Less Waivers/Reimbursements(6)                       -0.01%       -0.01%       -0.01%       -0.01%        -0.01%        -0.01%
  Net Annual Fund Operating Expenses(6)                 1.75%        2.50%        2.50%        1.18%         1.28%         1.53%



1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.


2 The redemption fee applies only to redemptions (including exchanges) of Class A, B, C and I shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. This fee is designed to ensure that the transaction and administrative costs are borne by investors making the short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" for additional information.


3 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.90% up to $500 million and 0.85% in excess of $500 million.


4 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


5 "Other expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, other expenses for Class R1 and R2 shares include shareholder service fees of 0.10%.



6 NYLIM has entered into a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 1.75% of average daily net assets for its Class A shares. NYLIM will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.



This expense limitation may be modified or terminated only with the approval of the Board of Trustees of the Fund. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                  CLASS B                                CLASS C                  CLASS I   CLASS R1
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year          $  718      $  253              $  753             $  253              $  353           $  120     $  130
   3 Years         $1,071      $  779              $1,079             $  779              $  779           $  375     $  406



   5 Years         $1,447      $1,331              $1,531             $1,331              $1,331           $  649     $  702
  10 Years         $2,499      $2,652              $2,652             $2,836              $2,836           $1,432     $1,545




                  CLASS R2

  Expenses after
   1 Year          $  156
   3 Years         $  483



   5 Years         $  834
  10 Years         $1,824




MORE ABOUT INVESTMENT
STRATEGIES AND RISKS

Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Funds.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

INVESTMENT POLICIES


The discussion of Principal Investment Strategies for some of the Funds states that the relevant Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Fund invests its assets. A Fund, which, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement. Where other than normal circumstances exist, a Fund would not be subject to such constraints on new investments.


When the discussion states that a Fund invests primarily in a certain type or style of investment, this means that under normal circumstances the Fund will invest at least 65% of its assets, as described above, in that type or style of investment.

DERIVATIVE SECURITIES

The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. Derivative securities may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or the Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. A Fund could also lose money if the counterparty to the transaction does not meet its obligations. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.

SWAP AGREEMENTS

Certain Funds may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Fund's use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. See the Tax Information section in the Statement of Additional Information for information regarding the tax considerations relating to swap agreements.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or the Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

FOREIGN SECURITIES

Foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES


Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager or the Subadvisors will consider all relevant facts and circumstances, including the creditworthiness of the borrower.


LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Fund may purchase. A Participation in a novation of a corporate loan involves a Fund assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

RISKS OF INVESTING IN HIGH-YIELD DEBT SECURITIES ("JUNK BONDS")

High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa by Moody's or BBB by S&P or, if not rated, are determined to be of equivalent quality by the Manager or the Subadvisor and are sometimes considered speculative.

Investments in high-yield bonds or "junk bonds" involve special risks in addition to the risks associated with investments in higher rated debt securities. High-yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


REAL ESTATE INVESTMENT TRUSTS ("REITS")



Certain Funds may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.


INVESTMENTS IN TECHNOLOGY SECTOR

Certain Funds intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Funds may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

INITIAL PUBLIC OFFERINGS

Certain Funds may invest in securities that are made available in initial public offerings (IPOs). IPO securities may be volatile, and the Funds cannot predict whether investments in IPOs will be successful. As the Funds grow in size, the positive effect of IPO investments on the Funds may decrease.

ILLIQUID AND RESTRICTED SECURITIES

A Fund's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash or money market and other investments.


In times of unusual or adverse market, economic or political conditions, the High Yield Corporate Bond Fund may invest without limit in securities rated A or higher by Moody's or S&P and may invest more than 35% of its total assets in U.S. government securities, or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist for as many as 6 months and, in some cases, up to a year. The yield on these securities tends to be lower than the yield on other securities to be purchased by the Fund. Although investing heavily in these securities may help to preserve the Fund's assets, it may not be consistent with the Fund's primary investment objective and limit the Fund's ability to achieve a high level of income.

In unusual market conditions, the International Equity Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, and cash and cash equivalents.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, some of the Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

SHAREHOLDER
GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments.

BEFORE YOU INVEST:
DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY

This Prospectus offers Class A, B, C, I, R1 and R2 shares of the Funds. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a Fund, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

- how much you plan to invest;

- how long you plan to hold your shares;


- total expenses associated with each class of shares; and


- whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These fund-wide operating costs are typically paid from the assets of a Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:

- DISTRIBUTION AND/OR SERVICE (12B-1) FEE--named after the SEC rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Fund's distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

- SHAREHOLDER SERVICE FEE--this fee covers certain services provided to retirement plans investing in Class R1 and Class R2 that are not included under a Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.


An important point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid.


In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions. The Funds typically cover such costs by imposing sales charges and other fees directly on

SHAREHOLDER GUIDE

the investor either at the time of purchase or upon redemption. These charges and fees for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

- INITIAL SALES CHARGE--also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

- CONTINGENT DEFERRED SALES CHARGE--also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of your purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time these fees may cost you more than paying an initial sales charge.


Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. Class A, B and C shares of the Money Market Fund are sold with no initial sales charge or CDSC and have no annual 12b-1 fees. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:


Summary of Important Differences Among Share Classes

                 CLASS A           CLASS B               CLASS C         CLASS I   CLASS R1   CLASS R2
  Initial          Yes               No                    No             No         No         No
  sales charge

  Contingent     None(1)        Sliding scale         1% on sale of      None       None       None
  deferred                    during the first     shares held for one
  sales charge                 six years after        year or less
                                  purchase



  Ongoing         0.25%             0.75%                 0.75%          None       None      0.25%
  service                      distribution(2)       distribution(2)
  and/or                      and 0.25% service     and 0.25% service
  distribution                (1.00% total)(3)      (1.00% total)(3)
  fee (Rule
  12b-1 fee)




  Shareholder      None             None                  None           None      0.10%      0.10%
  service fee
  Redemption     None(4)           None(4)               None(4)         None(4)    None       None
  fee

  Conversion        No               Yes                   No             No         No         No
  feature

  Purchase         None           $100,000             $1,000,000        None       None       None
  maximum(5)

1 Except on certain redemptions on purchases made without an initial sales charge.

2 0.25% for the Tax Free Bond Fund.

3 0.50% for the Tax Free Bond Fund.

4 The International Equity and High Yield Corporate Bond Funds each impose a 2% redemption fee on certain redemptions (including exchanges) of Class A, B, C, and I shares. Please see "Information on Fees" in this section for details.

5 Per transaction. Does not apply to purchases by certain retirement plans.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Class A shares are more economical if you intend to invest larger amounts ($100,000 or more, for most Funds) and hold your shares long-term (more than 6 years, for most

                                                               SHAREHOLDER GUIDE

Funds). Class B shares may be more economical if you intend to invest lesser amounts and hold your shares long-term. Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less, for most Funds). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts. Class R1 and R2 shares are available only to certain employer-sponsored retirement plans.

CLASS A SHARE CONSIDERATIONS

- When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Class A Shares").

- Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

  - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or waived sales charge.

CLASS B SHARE CONSIDERATIONS

You pay no initial sales charge on an investment in Class B shares. However, you pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.


- Due to the availability of sales charge discounts for Class A shares and the higher ongoing fees for Class B shares, Class A shares may be more economical than Class B shares if you, your spouse, and/or your children under the age of 21 intend to invest more than $50,000.


- The more economical share class will depend on a variety of factors, including:

  - your personal situation (e.g., total amount available to invest, anticipated holding period for the shares to be purchased); and

  - external factors such as the type of fund(s) purchased (index fund, actively managed fixed income fund or actively managed equity fund), fund expenses and the actual performance of the fund(s) purchased.

- You should consult with your financial advisor to assess your intended purchase in light of your particular circumstances.

- The Funds will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

- In most circumstances, you will pay a contingent deferred sales charge (CDSC) if you sell Class B shares within six years of buying them (see "Information on Sales Charges"). There are exceptions, which are described in the Statement of Additional Information.

- Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

SHAREHOLDER GUIDE

- If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares of most Funds.

- When you sell Class B shares, to minimize your sales charges, the Fund first redeems the shares that have no sales charges (appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.


- Class B shares convert to Class A shares at the end of the calendar quarter eight years after the date they were purchased. This reduces distribution and/or service fees from 1.00% to 0.25% of average daily net assets (or from 0.50% to 0.25% in the case of Tax Free Bond Fund).



- The conversion is based on the relevant NAV of the two classes, and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. If this cannot be reasonably assured, the Funds reserve the right to modify or eliminate this share class conversion feature.


CLASS C SHARE CONSIDERATIONS

- You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

- In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

- When you sell your Class C shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.

- Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.

- The Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more.

CLASS I CONSIDERATIONS

You pay no initial sales charge or CDSC on an investment in Class I shares.

- You do not pay any ongoing service or distribution fees.

- You may buy Class I shares if you are an:

  - INSTITUTIONAL INVESTOR

    - certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through NYLIM Retirement Plan Services or NYLIFE Distributors LLC;

    - certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

    - purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

  - INDIVIDUAL INVESTOR--who is initially investing at least $5 million in any single MainStay Fund.

  - EXISTING CLASS I SHAREHOLDER--who owned shares of the No-Load Class of any Eclipse Fund as of December 31, 2003, which class was renamed MainStay Class I on January 1, 2004.

CLASS R1 AND R2 CONSIDERATIONS

You pay no initial sales charge or CDSC on an investment in Class R1 or Class R2 shares.

                                                               SHAREHOLDER GUIDE

- You pay ongoing shareholder service fees for Class R1 or Class R2 shares. You also pay ongoing service and/or distribution fees for Class R2 shares.

- Class R1 or Class R2 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with NYLIM Retirement Plan Services or NYLIFE Distributors LLC, including:

  - Section 401(a) and 457 plans,

  - Certain section 403(b)(7) plans,

  - 401(k), profit sharing, money purchase pension and defined benefit plans, and

  - Non-qualified deferred compensation plans.

INFORMATION ON SALES CHARGES

Class A Shares

The initial sales charge you pay when you buy Class A shares differs depending upon the Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.


MainStay Equity, Blended and International Equity Funds(1)



                                   SALES CHARGES(2) AS A
                                       PERCENTAGE OF                     TYPICAL DEALER
                             ----------------------------------            CONCESSION
  PURCHASE                      OFFERING              NET                    AS A %
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $50,000              5.50%               5.82%                    4.75%
  $50,000 to $99,999             4.50%               4.71%                    4.00%



  $100,000 to $249,999           3.50%               3.63%                    3.00%
  $250,000 to $499,999           2.50%               2.56%                    2.00%



  $500,000 to $999,999           2.00%               2.04%                    1.75%
  $1,000,000 or more(3)           None                None                     None



(1) Capital Appreciation Fund, Common Stock Fund, Convertible Fund, International Equity Fund, Large Cap Growth Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Total Return Fund and Value Fund.



(2) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.



(3) No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.



MainStay Income and International Income Funds (except Money Market Fund)(1)



                                   SALES CHARGES(2) AS A
                                       PERCENTAGE OF                     TYPICAL DEALER
                             ----------------------------------            CONCESSION
  PURCHASE                      OFFERING              NET                   AS A % OF
  AMOUNT                         PRICE             INVESTMENT            OFFERING PRICE
  Less than $100,000             4.50%               4.71%                    4.00%
  $100,000 to $249,999           3.50%               3.63%                    3.00%



  $250,000 to $499,999           2.50%               2.56%                    2.00%
  $500,000 to $999,999           2.00%               2.04%                    1.75%



  $1,000,000 or more(3)           None                None                     None



(1)Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund and Tax Free Bond Fund.



(2) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.



(3) No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

SHAREHOLDER GUIDE

Class B Shares

Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information. Additionally, Class B shares have higher ongoing service and/or distribution fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

                                           CONTINGENT DEFERRED SALES CHARGE (CDSC) AS A
                                                  % OF AMOUNT REDEEMED SUBJECT TO
  FOR SHARES SOLD IN THE:                                     CHARGE
  First year                                                   5.00%
  Second year                                                  4.00%



  Third year                                                   3.00%
  Fourth year                                                  2.00%



  Fifth year                                                   2.00%
  Sixth year                                                   1.00%



  Thereafter                                                    None

There are exceptions, which are described in the Statement of Additional Information.

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information. Additionally, Class C shares have higher ongoing service and/or distribution fees, and over time, these fees may cost you more than paying an initial sales charge. The Class C CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class B and Class C

A CDSC may be imposed on redemptions of Class B and Class C shares of a Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund during the preceding six years or Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the net asset value of the Class B or Class C shares redeemed does not exceed:

- the current aggregate net asset value of Class B or Class C shares of the Fund purchased more than six years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus

- the current aggregate net asset value of Class B or Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus

- increases in the net asset value of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the

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
                                                               SHAREHOLDER GUIDE

Fund made during the preceding six years for Class B shares or one year for Class C shares.

There are exceptions, which are described in the Statement of Additional Information.

SALES CHARGE REDUCTIONS AND WAIVERS ON CLASS A SHARES

Reducing the Initial Sales Charge on Class A Shares


You may be eligible to buy Class A shares of the Funds at one of the reduced sales charge rates shown in the table above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each Fund reserves the right to modify or eliminate these programs at any time.


- RIGHT OF ACCUMULATION


  A Right of Accumulation allows you to reduce the initial sales charge, as shown in the table above, by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Class A, Class B or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Cash Reserves Fund or MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan.



  For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $10,000 in a MainStay Fund, using your Right of Accumulation you can invest that $10,000 in Class A shares and pay the reduced sales charge rate normally applicable to a $105,000 investment.


  For more information, see "Purchase, Redemption, Exchanges and Repurchase--Reduced Sales Charges" in the Statement of Additional Information.

- LETTER OF INTENT


  Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse, or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Class A, Class B or Class C shares of one or more MainStay Funds (excluding the MainStay Cash Reserves Fund or MainStay Money Market Fund not previously invested in another Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Class A shares of the Funds purchased during that period. You can include purchases made up to 90 days before the date of the Letter of Intent. You can also apply a Right of Accumulation to these purchases.


  Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Funds' Transfer Agent for this purpose. For more

SHAREHOLDER GUIDE

  information, see "Purchase, Redemption, Exchanges and Repurchase--Letter of Intent" in the Fund's Statement of Additional Information.

- YOUR RESPONSIBILITY


  To receive the reduced sales charge, you must inform the Funds' Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the Funds. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for Right of Accumulation or a Letter of Intent at the time of your purchase.


  To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse, or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current net asset value per share to determine what Class A sales charge rate you may qualify for on your current purchase. IF YOU DO NOT INFORM THE DISTRIBUTOR OR YOUR FINANCIAL ADVISOR OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A SALES CHARGE REDUCTION OR DO NOT PROVIDE REQUESTED DOCUMENTATION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED.


More information on Class A share sales charge discounts is available in the Statement of Additional Information (see "Purchase, Redemption, Exchanges and Repurchase") or on the internet at www.mainstayfunds.com (under the "Shareholder Services" tab).


Group Retirement Plan Purchases


You will not pay an initial sales charge if you purchase Class A shares through a group retirement plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:


  - 50 or more participants; or


  - an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more; or



  - holds both Class A and Class B shares as a result of the Class B share conversion feature.


If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

Purchases Through Financial Services Firms

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

                                                               SHAREHOLDER GUIDE

529 Plans

When shares of the Funds are sold to a qualified tuition program operating under
Section 529 of the Internal Revenue Code, such a program may purchase Class A shares without an initial sales load.

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds and of New York Life and their affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the Statement of Additional Information.

Contingent Deferred Sales Charge

If your initial sales charge is eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.


For more information about these considerations, call your financial advisor or the Funds' transfer agent, NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investment Management LLC, toll-free at 1-800-MAINSTAY (1-800-624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase--Contingent Deferred Sales Charge, Class A" in the Statement of Additional Information.


INFORMATION ON FEES

Rule 12b-1 Plans


Each Fund (except the Money Market Fund) has adopted a distribution plan under Rule 12b-1 of the 1940 Act for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Class A and Class R2 12b-1 plans typically provide for payment for distribution or service activities of up to 0.25% of the average annual net assets of Class A or Class R2 shares of the Fund, respectively. The Class B and Class C 12b-1 plans each provide for payment of both distribution and service activities of up to 1.00% of the average annual net assets of Class B and C shares of the Fund, respectively (0.50% for Tax Free Bond Fund). The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.


Shareholder Services Plans

Each Fund that offers Class R1 or Class R2 shares has adopted a shareholder services plan with respect to those classes. Under the terms of the shareholder services plans, each Fund's Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1 or Class R2 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1 or Class R2 shares of such Fund.

Pursuant to the shareholder services plans, each Fund's Class R1 and Class R2 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts,

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SHAREHOLDER GUIDE

processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than certain types of sales charges. With respect to the Class R2 shares, these services are in addition to those services that may be provided under the Class R2 12b-1 plan.

Redemption Fee


The International Equity and High Yield Corporate Bond Funds each impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of Class A, B, C, and I shares made within 60 days of purchase. The redemption fees are received directly by the Funds and are implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The redemption fee is designed to offset transaction and administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee does not apply to Class R1 or Class R2 shares and may not apply to redemptions of other classes of shares by certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, accounts held in omnibus accounts on the books of certain financial intermediary firms, wrap program accounts or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. The redemption fee does not apply on redemptions effected through a MainStay Investments Systematic Withdrawal/Exchange Plan. Please contact us at 1-800-MAINSTAY (1-800-624-6782) if you have questions as to whether the redemption fee applies to some or all of your shares.


COMPENSATION TO DEALERS

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Funds and shareholders. Such compensation varies depending upon the Fund sold, the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

- The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% on the purchase price of Class A shares, sold at net asset value, to dealers at the time of sale.

- From its own resources, the Distributor pays a sales concession of 4.00% on purchases of Class B shares to dealers at the time of sale.


- The Distributor pays a sales concession of 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.



- The Distributor or an affiliate from its own resources, pays a sales concession of up to 0.10% on the purchases of Class I shares to dealers at the time of sale and up to 0.05% annually on Class I shares held.


- The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

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                                                               SHAREHOLDER GUIDE

- In addition to payments described above, the Distributor or an affiliate, from its own resources, pays other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.


- The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of Fund shares and/or shareholders or account servicing arrangements.


- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

- The Distributor or an affiliate may also make payments for recordkeeping and other administrative services to financial intermediaries that sell Fund shares.

- Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of the Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds may use financial firms that sell Fund shares to make transactions for a Fund's portfolio, the Fund, the Manager and any Subadvisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of fund shares.

For more information regarding any of the types of compensation described above, see the Statement of Additional Information or consult with your financial intermediary firm or financial advisor. YOU SHOULD REVIEW CAREFULLY ANY DISCLOSURE BY YOUR FINANCIAL INTERMEDIARY FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

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SHAREHOLDER GUIDE

---------------------------

GOOD ORDER means all the necessary information, signatures and documentation have been fully completed.

BUYING, SELLING AND EXCHANGING MAINSTAY SHARES

HOW TO OPEN YOUR ACCOUNT WITH MAINSTAY INVESTMENTS

Class A, B or C Shares


Return your completed MainStay Funds application in GOOD ORDER with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days. (MainStay cannot process Money Market Fund purchases by phone.)


Class I, R1, and R2 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, R1, or R2 shares of the Funds.


If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MainStay Investments must receive your completed application and check in good order within three business days. (MainStay cannot process Money Market Fund purchases by phone.)


All Classes


You buy shares at net asset value (NAV) (plus, for Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4 pm eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms such that purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after acceptance by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds.


When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

- Name;

- Date of birth (for individuals);

- Residential or business street address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

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
                                                               SHAREHOLDER GUIDE

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUNDS AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS


The following minimums apply if you are investing in the Funds. A minimum initial investment amount may be waived for purchases by the Board, Directors and employees of New York Life and its affiliates and subsidiaries. The Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion.


Class A, B, and C Shares

The following minimums apply if you are investing in Class A, B, or C shares of the Funds:

- $1,000 for initial and $50 for subsequent purchases of any single MainStay Fund, or

- if through AutoInvest, a monthly systematic investment plan: $500 for initial and $50 minimum for subsequent purchases OR no initial and $100 subsequent monthly purchases (except the Money Market Fund, which requires an initial investment amount of $1,000).

Class I Shares

The following minimums apply if you are investing in Class I shares of the
Funds:

- Individual Investors -- $5 million for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount, and

- Institutional Investors -- no minimum initial or subsequent purchase amounts.

Class R1 and R2 Shares

If you are eligible to invest in Class R1 or R2 shares of the Funds there are no minimum initial or subsequent purchase amounts.

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SHAREHOLDER GUIDE

BUYING AND SELLING MAINSTAY SHARES

OPENING YOUR ACCOUNT--INDIVIDUAL SHAREHOLDERS


                                        HOW                                               DETAILS
  BY WIRE:             You or your registered representative      The wire must include:
                       should call MainStay Investments           - name(s) of investor(s);
                       toll-free at 1-800-MAINSTAY                - your account number; and
                       (1-800-624-6782) to obtain an account      - Fund Name and Class of shares.
                       number and wiring instructions. Wire       Your bank may charge a fee for the wire transfer.
                       the purchase amount to:
                       State Street Bank and Trust Company
                       - ABA #011-0000-28
                       - MainStay Funds (DDA #99029415)
                       - Attn: Custody and Shareholder
                         Services

                       To buy shares the same day, MainStay
                       Investments must receive your wired
                       money by 4 pm eastern time.

  BY PHONE:            Have your investment professional          - You cannot buy Money Market Fund shares by phone.
                       call MainStay Investments toll-free        - MainStay Investments must receive your application
                       at 1-800-MAINSTAY                            and check, payable to MainStay Funds, in good order
                       (1-800-624-6782) between 8 am and 6          within three business days. If not, MainStay
                       pm eastern time any day the New York         Investments can cancel your order and hold you liable
                       Stock Exchange is open. Call before 4        for costs incurred in placing it.
                       pm to buy shares at the current day's      Be sure to write on your check:
                       NAV.                                       - name(s) of investor(s).
                                                                  - your account number; and
                                                                  - Fund name and Class of shares;



  BY MAIL:             Return your completed MainStay Funds       Make your check payable to MainStay Funds.
                       Application with a check for the           - $1,000 minimum
                       amount of your investment to:              Be sure to write on your check:
                       MainStay Funds                             - name(s) of investor(s); and
                       P.O. Box 8401                              - Fund name and Class of shares.
                       Boston, MA 02266-8401

                       Send overnight orders to:
                       MainStay Funds
                       c/o Boston Financial Data Services
                       66 Brooks Drive
                       Braintree, MA 02184

BUYING ADDITIONAL SHARES OF THE FUNDS--INDIVIDUAL SHAREHOLDERS


                                            HOW                                                 DETAILS
  BY WIRE:             Wire the purchase amount to:                       The wire must include:
                       State Street Bank and Trust Company.               - name(s) of investor(s);
                       - ABA #011-0000-28                                 - your account number; and
                       - MainStay Funds (DDA #99029415)                   - Fund name and Class of shares.
                       - Attn: Custody and Shareholder Services.
                                                                          Your bank may charge a fee for the wire transfer.
                         To buy shares the same day, MainStay
                         Investments must receive your wired money
                         by 4 pm eastern time.

  ELECTRONICALLY:      Call MainStay Investments toll-free at             Eligible investors can purchase shares by using
                       1-800-MAINSTAY (1-800-624-6782) between 8 am       electronic debits from a designated bank account.
                       and 6 pm eastern time any day the New York         - The maximum ACH purchase amount is $100,000.
                       Stock Exchange is open to make an ACH
                       purchase; call before 4 pm to buy shares at
                       the current day's NAV; or
                        Visit us at www.mainstayfunds.com.



  BY MAIL:             Address your order to:                             Make your check payable to MainStay Funds.
                       MainStay Funds                                     - $50 minimum (for Class A, B and C shares).
                       P.O. Box 8401
                       Boston, MA 02266-8401                              Be sure to write on your check:
                                                                          - name(s) of investor(s);
                       Send overnight orders to:                          - your account number; and
                       MainStay Funds                                     - Fund name and Class of shares.
                       c/o Boston Financial
                       Data Services
                       66 Brooks Drive
                       Braintree, MA 02184




SELLING SHARES--INDIVIDUAL SHAREHOLDERS


                                     HOW                                            DETAILS
  BY CONTACTING YOUR FINANCIAL ADVISOR:                       - You may sell (redeem) your shares through your
                                                               financial advisor or by any of the methods
                                                               described below.

  BY PHONE:        TO RECEIVE PROCEEDS BY CHECK:              - MainStay Investments will only send checks to the
                   Call MainStay Investments toll-free at      account owner at the owner's address of record and
                   1-800-MAINSTAY (1-800-624-6782) between     generally will not send checks to addresses on
                   8 am and 6 pm eastern time any day the      record for 30 days or less.
                   New York Stock Exchange is open. Call      - The maximum order MainStay Investments can
                   before 4 pm eastern time to sell shares     process by phone is $100,000.
                   at the current day's NAV.



                   TO RECEIVE PROCEEDS BY WIRE:               - Generally, after receiving your sell order by
                   Call MainStay Investments toll-free at      phone, MainStay Investments will send the proceeds
                   1-800-MAINSTAY (1-800-624-6782) between     by bank wire to your designated bank account the
                   8 am and 6 pm eastern time any day the      next business day, although it may take up to
                   New York Stock Exchange is open.            seven days to do so. Your bank may charge you a
                   Eligible investors may sell shares and      fee to receive the wire transfer.
                   have proceeds electronically credited      - MainStay Investments must have your bank account
                   to a designated bank account.               information on file.
                                                              - There is an $11 fee for wire redemptions.
                                                              - The minimum wire transfer amount is $1,000.




                   TO RECEIVE PROCEEDS ELECTRONICALLY BY      - MainStay Investments must have your bank account
                   ACH:                                        information on file.
                   Call MainStay Investments toll-free at     - Proceeds may take 2-3 days to reach your bank
                   1-800-MAINSTAY (1-800-624-6782) between     account.
                   8 am and 6 pm eastern time any day         - There is no fee from MainStay Investments for
                   banks and the New York Stock Exchange        this transaction.
                   are open.                                  - The maximum ACH transfer amount is $100,000.
                   Visit us at www.mainstayfunds.com




  BY MAIL:         Address your order to:                     Write a letter of instruction that includes:
                   MainStay Funds                             * your name(s) and signature(s);
                   P.O. Box 8401                              * your account number;
                   Boston, MA 02266-8401                      * Fund name and Class of shares; and
                                                              * dollar or share amount you want to sell.
                   Send overnight orders to:
                   MainStay Funds                             Obtain a MEDALLION SIGNATURE GUARANTEE or other
                   c/o Boston Financial                       documentation, as required.
                   Data Services
                   66 Brooks Drive                            There is a $15 fee for checks mailed to you via
                   Braintree, MA 02184                        overnight service.




                                                               SHAREHOLDER GUIDE


GENERAL POLICIES



Buying Shares



- All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept any payment in the following forms: travelers checks, money orders, credit card convenience checks, cash or starter checks.



- MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.



- If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, a Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.



- A Fund may, in its discretion, reject any order for the purchase of shares.



- To limit the Funds' expenses, we no longer issue share certificates.



Selling Shares



- If you have share certificates, you must return them with a written redemption request.



- Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.



- If you buy shares by check or by ACH purchase and quickly decide to sell them, the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.



- When you sell Class B or Class C shares, or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.



- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.



- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.



- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions or losses, however, may be denied.



- MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days.



- MainStay Investments requires a written order to sell shares and a Medallion signature guarantee if:



  - MainStay Investments does not have on file required bank information to wire funds;



  - the proceeds from the sale will exceed $100,000;



  - the proceeds of the sale are to be sent to an address other than the address of record; or



  - the proceeds are to be payable to someone other than the account holder(s).



- In the interests of all shareholders, the Funds reserve the right to:



  - change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;



  - change or discontinue the systematic withdrawal plan upon notice to shareholders;

SHAREHOLDER GUIDE

---------------------------


When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MainStay Investments immediately. If you fail to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.



  - close accounts with balances less than $500 invested in Class A, B or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or



  - change the minimum investment amounts.



Additional Information



The policies and fees described in this Prospectus govern transactions with The MainStay Funds. If you invest through a third party--bank, broker, 401(k), financial advisor or financial supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or financial institution if in doubt.



From time to time any of the Funds may close and reopen to new investors or new share purchases at its discretion. Due to the nature of their portfolio investments, certain Funds may be more likely to close and reopen (e.g., MainStay Small Cap Value Fund) than others. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.



Medallion Signature Guarantees



A Medallion signature guarantee helps protect against fraud. To protect your account, each Fund and MainStay Investments from fraud, Medallion signature guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program
(MSP). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected.



Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.



Investing for Retirement



Except for the Tax Free Bond Fund, you can purchase shares of any of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.



Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

                                                               SHAREHOLDER GUIDE

---------------------------


Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

---------------------------


CONVENIENT, YES . . . BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Funds or MainStay Investments fails to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:


- all phone calls with service representatives are tape recorded; and


- written confirmation of every transaction is sent to your address of record.



MainStay Investments and the Funds reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.


REDEMPTIONS-IN-KIND

The Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio, in accordance with the 1940 Act and rules and interpretations of the SEC thereunder.


THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES


When you sell shares, you have the right--for 90 days--to reinvest any or all of the money in the same account and class of shares without paying another sales charge (as long as those shares haven't been reinvested once already). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in the same account and class of shares.


MONEY MARKET FUND CHECK WRITING

You can sell shares of the Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check-writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, 403(b)(7) or qualified retirement plans.

SHAREHOLDER SERVICES

Automatic Services


Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.


Systematic Investing--Individual Shareholders Only

MainStay offers three automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend reinvestment

Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund.

3. Payroll deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

Systematic Withdrawal Plan--Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

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SHAREHOLDER GUIDE

---------------------------


MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.


---------------------------
Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

Exchanging Shares Among MainStay Funds
You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. You may not exchange shares between classes. If you choose to sell Class B or Class C shares and then separately buy Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Class A shares.

You also may exchange shares of a MainStay Fund for shares of the same class, if offered, of any of the following funds, which are offered in a different prospectus:


- MainStay All Cap Growth Fund           - MainStay Income Manager Fund
                                         - MainStay Indexed Bond Fund
- MainStay All Cap Value Fund
                                         - MainStay Intermediate Term Bond Fund
- MainStay Balanced Fund
                                         - MainStay Large Cap Opportunity Fund(2)
- MainStay Cash Reserves Fund
                                         - MainStay Mid Cap Opportunity Fund
- MainStay Conservative Allocation Fund
                                         - MainStay Moderate Allocation Fund
- MainStay Growth Allocation Fund
                                         - MainStay Moderate Growth Allocation
- MainStay Growth Equity Fund(1)         Fund
- MainStay Floating Rate Fund            - MainStay S&P 500 Index Fund
                                         - MainStay Short Term Bond Fund
                                         - MainStay Small Cap Opportunity Fund


Before making an exchange request, read the prospectus of the fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution or by calling The MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).


You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.



The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").


---------------

(1) Offered only to residents of Connecticut, New Jersey, and New York.



(2 )Offered only to residents of Connecticut, Maryland, New Jersey, and New
York.

                                                               SHAREHOLDER GUIDE


The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.


In certain circumstances you may have to pay a sales charge. Sales charges apply when you:

- exchange Class A shares of the Money Market Fund for Class A shares of another Fund, unless you've already paid the sales charge on those shares; or

- exchange Class B shares of the Money Market Fund for Class B shares of another Fund and redeem within six years of the original purchase; or

- exchange Class C shares of the Money Market Fund for Class C shares of another Fund and redeem within one year of the original purchase.

In addition, if you exchange Class B or Class C shares of a Fund into Class B or Class C shares of the Money Market Fund or you exchange Class A shares of a Fund subject to the 1% CDSC into Class A shares of the Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Class A, Class B or Class C shares, as applicable, of another MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Class A shares also stops until you exchange back into Class B shares of another MainStay Fund.


Money Market Fund Exchanges



If you exchange all your shares in the MainStay Money Market Fund for shares of the same class in another Fund, any dividends that have been declared but not yet distributed will be credited to the new Fund account. If you exchange all your shares in the Money Market Fund for shares in more than one Fund, undistributed dividends will be credited to each of the new Funds according to the number of exchanged shares in each Fund.



EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES



The Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Manager or a Fund's Subadvisor might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Funds' Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Funds' policies and procedures will prove ineffective in whole or in

SHAREHOLDER GUIDE


part to detect or prevent excessive of short-term trading. A Fund may change its policies or procedures at any time without prior notice to shareholders.



The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' policies and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Trust's Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Fund's policies and procedures, no Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.



The Funds, through MainStay Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. To the extent identified under these surveillance procedures, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may be not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the foregoing, for example, they either work from an asset allocation model or direct transactions to conform to a model portfolio.



In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee will be described in the Funds' Prospectus.

                                                               SHAREHOLDER GUIDE


While the Funds discourage excessive or short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where the Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.



FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE


Determining the Funds' Share Prices (NAV) and the Valuation of Securities

Each Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The net asset value per share for a class of shares is determined by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Fund's investments is generally based on current market prices (amortized cost, in the case of the Money Market Fund). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.


The Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain Funds', notably the International Equity Fund, fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

SHAREHOLDER GUIDE

---------------------------

If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

---------------------------
SEEK PROFESSIONAL ASSISTANCE. Your financial advisor can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.
---------------------------
DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.
---------------------------
BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.
---------------------------

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.


Portfolio Holdings Information

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings is available in the Funds' Statement of Additional Information. MainStay Funds publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the Funds' portfolio holdings is provided monthly approximately 30 days after the end of the reported month. In addition, disclosure of the Funds' holdings is made quarterly approximately 15 days after the end of each calendar quarter. The Funds' quarterly holdings information is also provided in the Annual Report and Semiannual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.


FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

When the Funds Pay Dividends


The Money Market Fund declares dividends daily and pays them monthly. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.



The Global High Income, Government, High Yield Corporate Bond, Diversified Income, and Tax Free Bond Funds declare and pay dividends monthly. The other Funds declare and pay any dividends quarterly.

Dividends are normally paid on the first business day of each month after a dividend is declared.

Capital Gains

The Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The Fund will normally distribute any capital gains to shareholders in December.


How to Take Your Earnings


You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted by the broker-dealer) or MainStay Investments directly. The seven choices are:


1. Reinvest dividends and capital gains in:

   - the same Fund; or

   - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same Fund.

3. Take the capital gains in cash and reinvest the dividends in the same Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

                                                               SHAREHOLDER GUIDE

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of an Equity Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed income securities (particularly earnings generated by an Income Fund) generally will be a result of income generated on debt investments and will be taxable as ordinary income.

For individual shareholders, a portion of the dividends received from the Equity Funds and/or Blended Funds may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that such Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. Since many of the stocks in which the Equity Funds and/or Blended Funds invest do not pay significant dividends, it is not likely that a substantial portion of the distributions by such Funds will qualify for the 15% maximum rate. It is also not expected that any portion of the distributions by the Income Funds will qualify for the 15% rate. For corporate shareholders, a portion of the dividends received from the Equity Funds and Blended Funds may qualify for the corporate dividends received deduction.

The Tax Free Bond Fund may earn taxable income. In addition, dividends earned from tax-exempt securities may be subject to state and local taxes. Any gains from sales of shares of this Fund will generally be taxable.


MainStay Investments will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.


The Funds may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to

SHAREHOLDER GUIDE

backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

"Tax-free" Rarely Means "Totally Tax-Free"

- Tax Free Bond Fund (or any tax-free fund) may earn taxable income--in other words, you may have taxable income even from a generally tax-free fund.

- Tax-exempt dividends may still be subject to state and local taxes.

- Any time you sell shares--even shares of a tax-free fund--you will be subject to tax on any gain (the rise in the share price).

- If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

- If you sell shares in a tax-free fund before you become entitled to receive tax-exempt interest as a dividend, the amount that would have been treated as a tax-free dividend will instead be treated as a taxable part of the sales proceeds.

- Some tax-exempt income may be subject to the alternative minimum tax.

- Capital gains declared in a tax-free Fund are not tax free.

KNOW WITH WHOM
YOU'RE INVESTING

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?


The Board of Trustees of the Trust oversees the actions of the Manager, the Subadvisors and Distributor and decides on general policies. The Board also oversees the Trust's officers, who conduct and supervise the daily business of the Trust.


New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the Funds' Manager. In conformity with the stated policies of the Funds, NYLIM administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board of Trustees. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds.


The Manager has delegated its portfolio management responsibilities for certain Funds to the Subadvisors and is responsible for supervising the Subadvisors in the execution of their responsibilities.



The Manager also pays the salaries and expenses of all personnel affiliated with the Funds, and all the operational expenses that are not the responsibility of the Funds, including the fees paid to the Subadvisors. Pursuant to a management contract with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2005, the Trust, on behalf of each Fund, paid the Manager an aggregate fee for services performed as a percentage of the average daily net assets of each Fund as follows:



                                                                    RATE PAID FOR THE
                                                                      PERIOD ENDED
                                                                    OCTOBER 31, 2005
  Capital Appreciation Fund                                               0.57%

  Common Stock Fund                                                       0.36%



  Convertible Fund                                                        0.54%

  Diversified Income Fund                                                 0.53%



  Global High Income Fund                                                 0.67%

  Government Fund                                                         0.31%



  High Yield Corporate Bond Fund                                          0.56%

  International Equity Fund                                               0.88%



  Large Cap Growth Fund                                                   0.42%

  MAP Fund                                                                0.72%



  Mid Cap Growth Fund                                                     0.62%

  Mid Cap Value Fund                                                      0.63%



  Money Market Fund                                                       0.20%

  Small Cap Growth Fund                                                   0.71%



  Small Cap Value Fund                                                    0.60%

  Tax Free Bond Fund                                                      0.43%



  Total Return Fund                                                       0.51%

  Value Fund                                                              0.55%



For information regarding the basis for the Board of Trustees' approval of the investment advisory contract and subadvisory contracts, please refer to each Fund's annual report to shareholders for the fiscal year ended October 31, 2005.


Each Fund, pursuant to an Accounting Agreement with the Manager, will bear an allocable portion of the Manager's cost of performing certain bookkeeping and pricing services. Each Fund pays the Manager a monthly fee for services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets.


The Manager is not responsible for records maintained by the Funds' Custodian, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Subadvisors, except to the extent expressly provided in the Management Agreement between the Manager and the Trust, on behalf of the Funds.

Pursuant to an agreement with NYLIM, Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services for the Funds. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, IBT is to be compensated by NYLIM.


WHO MANAGES YOUR MONEY?


NYLIM serves as Manager of the assets of the Funds. NYLIM commenced operations in April 2000 and is a Delaware limited liability company. NYLIM is an indirect wholly-owned subsidiary of New York Life. As of December 31, 2005, NYLIM and its affiliates managed approximately $200 billion in assets.



NYLIM is responsible for the day-to-day portfolio management of the Common Stock Fund. Under the supervision of the Manager, the following Subadvisors are responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the remaining Funds. For these services, each Subadvisor is paid a monthly fee by the Manager, not the Funds.



MACKAY SHIELDS LLC ("MacKay Shields") (formerly MacKay-Shields Financial Corporation), 9 West 57th St., New York, New York 10019, is the Subadvisor to each Fund in this Prospectus except the Common Stock, Large Cap Growth, and MAP Funds. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life. As of December 31, 2005, MacKay Shields managed approximately $38.3 billion in assets.



JENNISON ASSOCIATES LLC ("Jennison"), 466 Lexington Avenue, New York, New York 10017, is a Subadvisor to the MAP Fund. Jennison was founded in 1969 and has served as an investment adviser to registered investment companies since 1990. As of December 31, 2005, Jennison managed in excess of $72 billion in assets on behalf of its clients, which primarily include registered investment companies and institutional accounts.



MARKSTON INTERNATIONAL LLC ("Markston International"), 40 Main Street, White Plains, New York 10606, is a Subadvisor to the MAP Fund. As of December 31, 2005, Markston managed approximately $920 million in assets.



WINSLOW CAPITAL MANAGEMENT, INC. ("Winslow Capital") 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, is the Subadvisor to the Large Cap Growth Fund. Winslow Capital has been an investment adviser since 1992, and as of December 31, 2005 managed approximately $800 million in assets.


PORTFOLIO MANAGERS:


NYLIM and each Subadvisor use a team of portfolio managers and analysts acting together to manage each Fund's investments. The senior members of each Fund's portfolio management team who are jointly and primarily responsible for the Fund's day-to-day management are set forth below.



CAPITAL APPRECIATION FUND--Rudolph C. Carryl and Edmund C. Spelman


COMMON STOCK FUND--Harvey Fram

CONVERTIBLE FUND--Edward Silverstein and Edmund C. Spelman

DIVERSIFIED INCOME FUND--Joseph Portera and J. Matthew Philo


GLOBAL HIGH INCOME FUND--Joseph Portera, Gary Goodenough and Jeffrey H. Saxon

GOVERNMENT FUND--Joseph Portera and Gary Goodenough


HIGH YIELD CORPORATE BOND FUND--J. Matthew Philo


INTERNATIONAL EQUITY FUND--Rupal J. Bhansali


LARGE CAP GROWTH FUND--Clark J. Winslow, Justin H. Kelly and R. Bart Wear


MAP FUND--Michael Mullarkey, Roger Lob and Christopher Mullarkey from Markston; and Mark G. DeFranco and Brian M. Gillott from Jennison

MID CAP GROWTH FUND--Rudolph C. Carryl and Edmund C. Spelman


MID CAP VALUE FUND--Mark T. Spellman and Richard A. Rosen


MONEY MARKET FUND--Claude Athaide and Christopher Harms

SMALL CAP GROWTH FUND--Rudolph C. Carryl and Edmund C. Spelman

SMALL CAP VALUE FUND--Caroline Evascu

TAX FREE BOND FUND--John Fitzgerald and Laurie Walters

TOTAL RETURN FUND--Rudolph C. Carryl, Edmund C. Spelman, Richard A. Rosen, Gary Goodenough and Christopher Harms

VALUE FUND--Richard A. Rosen

PORTFOLIO MANAGER BIOGRAPHIES:

The following section provides biographical information about each of the Funds' portfolio managers and certain other investment personnel. Additional information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the Funds each manages is available in the Statement of Additional Information.


CLAUDE ATHAIDE PH.D., CFA Mr. Athaide became a manager of the Money Market Fund in July 2000. Mr. Athaide joined MacKay Shields in 1996, became an Associate Director in 2001 and a Director in 2006. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with Republic National Bank from May 1995 to August 1995. Mr. Athaide has over nine years of investment experience. Mr. Athaide became a Chartered Financial Analyst (CFA) in 2000.


RUPAL J. BHANSALI Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Division Product in 2001. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios from 1995 to 2000. She assumed responsibilities as Portfolio Manager for the International Equity Fund in 2001. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has over 10 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and an undergraduate degree in business from the University of Bombay.

RUDOLPH C. CARRYL Mr. Carryl has managed the Capital Appreciation and Total Return Funds since 1992, and the Small Cap Growth and Mid Cap Growth Funds since inception. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 24 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.


MARK G. DEFRANCO Mr. DeFranco has co-managed the MAP Fund since November 2002. Mr. DeFranco is an Executive Vice President, Opportunistic Equity Portfolio Manager/Research. As a member of Jennison's Opportunistic Equity team, he co-manages approximately $3 billion in assets. Mr. DeFranco joined Jennison in December 1998 and has over 19 years of experience in the investment industry. Before joining Jennison, he was a precious metal equity analyst and portfolio manager at Pomboy Capital from 1995 until 1998. Mr. DeFranco graduated with a M.B.A. in Finance from Columbia University Graduate School of Business in 1987 and received a B.A. in Economics from Bates College in 1983.


CAROLINE EVASCU, CFA Ms. Evascu has managed the Small Cap Value Fund since July 2004. Ms. Evascu joined MacKay Shields in 2004 as a Director. Formerly, she was with State Street Research and Management Company, where she was Vice President and Co-Portfolio Manager of a small cap value fund. Prior to that, Ms. Evascu was a Vice President and Senior Analyst with SG Cowen Asset Management as a member of its small cap value team and an Associate Analyst at DLJ. She holds a BA from the University of Pennsylvania and is a Chartered Financial Analyst
(CFA).

JOHN FITZGERALD, CFA Mr. Fitzgerald became a manager of the Tax Free Bond Fund in July 2000. Mr. Fitzgerald is a Director at MacKay Shields. Prior to joining MacKay Shields in 2000, Mr. Fitzgerald was a Vice President and Senior Portfolio Manager with Citigroup Asset Management where he managed tax-exempt fixed income accounts for institutions and high net-worth individuals from August 1999 to May 2000. With more than ten years investment experience, Mr. Fitzgerald was a Vice President and Portfolio Manager at BlackRock Inc. and an Assistant Vice President at TCW Insurance Advisors. Mr. Fitzgerald holds a BS from Fordham University, an MBA from New York University and is a Chartered Financial Analyst.


HARVEY FRAM, CFA Mr. Fram is the portfolio manager of the Common Stock Fund. Mr. Fram is currently a Director at NYLIM. Prior to joining NYLIM in 2000, Mr. Fram was a Portfolio Manager and Research Strategist at Monitor Capital Advisors LLC (a former subsidiary of NYLIM). Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst (CFA) designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.



BRIAN M. GILLOTT Mr. Gillott has co-managed the MAP Fund since November 2002. Mr. Gillott is an Executive Vice President, Opportunistic Equity Portfolio Manager/Research. He is a seven-year veteran of Jennison's Opportunistic Equity team and co-manages approximately $3 billion in assets. Mr. Gillott joined Jennison in September 1998 from Soros Fund Management, where he was an equity analyst following a variety of industries for the company's global hedge fund. Mr. Gillott received a B.S. with honors from Penn State University in 1995.

GARY GOODENOUGH Mr. Goodenough became a manager of the Government Fund and Total Return Fund in 2000 and a manager of the Global High Income Fund in 2003. Mr. Goodenough joined MacKay Shields as a Managing Director and Co-head of Fixed Income in 2000, and became a Senior Managing Director in 2004. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and a Managing Director of Global Bonds at Salomon Brothers.


CHRISTOPHER HARMS Mr. Harms has managed the Total Return Fund since July 2000 and the Money Market Fund since 2000. He managed the Government Fund from 1999 to July 2000. Mr. Harms joined MacKay Shields as a Director in 1991 with more than 10 years of prior investment management and research experience. He has been a Managing Director of MacKay Shields since 1999. Prior to joining the firm, Mr. Harms was employed at Bear Stearns in the Asset Management Division as a fixed income portfolio manager.



JUSTIN H. KELLY, CFA. Mr. Kelly is a Managing Director and portfolio manager of Winslow Capital with responsibility for large cap growth stocks. Previously, Mr. Kelly was a Vice President and co-head of the Technology Team at Investment Advisers, Inc. in Minneapolis from 1997-1999. For the prior four years, he was an investment banker in New York City for Prudential Securities and then Salomon Brothers. Mr. Kelly received a B.S. degree Summa Cum Laude in 1993 from Babson College where he majored in Finance/Investments. He is also a Chartered Financial Analyst.


ROGER LOB Mr. Lob has an MBA from Columbia Business School, is a Member of Markston International and has been a portfolio manager for the MAP Fund, or its predecessors, since 1987.


CHRISTOPHER MULLARKEY Mr. Mullarkey has an MBA from Stern School of Business at New York University, is a Member of Markston International, has over thirteen years of experience in the investment business and has been a portfolio manager for the MAP Fund since 2002.



MICHAEL J. MULLARKEY Mr. Mullarkey has an MBA from Harvard Business School, is Managing Member of Markston International and has been a portfolio manager of the MAP Fund, or its predecessors, since 1981.



J. MATTHEW PHILO, CFA Mr. Philo has managed the High Yield Corporate Bond Fund since 2001 and the Diversified Income Fund since 2006. Mr. Philo, a Senior Managing Director of MacKay Shields, is Co-head of Fixed Income since 2006 and has managed institutional accounts for MacKay Shields since September 1996. From 1993 to September 1996, Mr. Philo was with Thorsell, Parker Partners as a portfolio manager and partner.


JOSEPH PORTERA Mr. Portera has managed the Diversified Income and Global High Income Funds since inception and the Government Fund since July 2000. Mr. Portera is a Managing Director of MacKay Shields specializing in international bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in foreign and domestic bonds. Mr. Portera originally joined MacKay Shields in 1991.

RICHARD A. ROSEN, CFA Mr. Rosen has managed the Value and Mid Cap Value Funds since 1999 and the Total Return Fund since 2004. Mr. Rosen is a Senior

Managing Director of MacKay Shields and Head of the Value Equity Division. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

JEFFREY H. SAXON Mr. Saxon has managed the Global High Income Fund since 1999. He joined the Fixed Income Division of MacKay Shields in 1999 as a Research Analyst/Associate. He was formerly with Goldman, Sachs & Co. for eight years as a Vice President and previously as an Associate. Prior to that, he was a CMO Analyst at The First Boston Corporation. Jeff graduated from George Washington University with a BS in International Finance. He has been in the financial services industry since 1986.


EDWARD SILVERSTEIN, CFA Mr. Silverstein has managed the Convertible Fund since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000 and is currently a Managing Director at MacKay Shields. Prior to joining MacKay Shields, Mr. Silverstein was a Portfolio Manager at The Bank of New York from 1995 to 1998.



MARK T. SPELLMAN Mr. Spellman is a portfolio manager of the Mid Cap Value Fund since January 2006. Mr. Spellman joined MacKay Shields in 1996; he is currently a Managing Director and a senior member of the Value Equity Division. Prior to joining MacKay Shields, Mr. Spellman was a research analyst at Deutsche Morgan Grenfell/C.J. Lawrence and a portfolio manager with Prudential Equity Management Associates. Mr. Spellman is a graduate of Boston College. Mr. Spellman has 18 years of investment management experience.



EDMUND C. SPELMAN Mr. Spelman has managed the Capital Appreciation and Total Return Funds since 1991, the Convertible Fund since 1999 and the Small Cap Growth and Mid Cap Growth Funds since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.



LAURIE WALTERS, CFA Ms. Walters became a manager of the Tax Free Bond Fund in July 2000. Ms. Walters joined MacKay Shields in 1997 and became an Associate Director in 2001 and is currently a Director. Prior to joining MacKay Shields, Ms. Walters was a Mortgage Trader at Bear Stearns & Company from September 1994 to February 1995 and with Nomura Securities International from 1987 to 1994. Prior to this, she was an investment banking analyst at PaineWebber, Inc. Ms. Walters has 14 years of investment management and research experience.



R. BART WEAR, CFA Mr. Wear is a Managing Director and portfolio manager of Winslow Capital and has been with the firm since 1997. He previously was a partner and equity manager at Baird Capital Management in Milwaukee, Wisconsin. Prior to that, he was the lead equity manager and analyst of the mid-to-large capitalization growth product at Firstar Investment Research and Management Company, where he was responsible for management of over $2 billion in separately managed institutional accounts, mutual funds and commingled trust funds. Mr. Wear graduated with honors from Arizona State University in 1982 where he majored in finance. He is also a Chartered Financial Analyst.

CLARK J. WINSLOW Mr. Winslow has served as the Chief Executive Officer and a portfolio manager of Winslow Capital since 1992. Mr. Winslow has 40 years of investment experience and has managed portfolios since 1975. He began his career as an institutional research analyst in 1966. Mr. Winslow has a B.A. from Yale University and an M.B.A. from the Harvard Business School.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges). The information for all Funds except the Large Cap Growth Fund for the years ended October 31, 2005 and 2004, has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the annual reports, which are available upon request. For all prior periods ended on or before October 31, 2003, the information provided was audited by another auditor.



With respect to Large Cap Growth Fund, from July 1, 1995 until March 31, 2005, the Fund operated as the FMI Winslow Growth Fund ("Winslow Fund"). Upon the completion of the reorganization of the Winslow Fund with and into the Fund on March 31, 2005, the Class A shares of the Fund assumed the performance, financial and other historical information of the Winslow Fund. The information for the years ended 2000 through 2004 has been audited by the Winslow Fund's independent registered public accounting firm. Information for the fiscal periods ended October 31, 2005 and June 30, 2005, has been audited by KPMG LLP, whose report, along with the Large Cap Growth Fund's financial statements, are included in the annual report of the Fund, which is available upon request.

FINANCIAL HIGHLIGHTS


CAPITAL APPRECIATION FUND



                                                                                     Class A
                                                 --------------------------------------------------------------------------------
                                                       Year ended         January 1, 2003
                                                      October 31,             through               Year ended December 31,
                                                 ----------------------     October 31,        ----------------------------------
                                                   2005          2004          2003*             2002          2001        2000
                                                 --------      --------   ---------------      --------      --------    --------
  Net asset value at beginning of period.......  $  27.12      $  27.24      $  22.49          $  32.86      $  43.46    $  57.12
                                                 --------      --------      --------          --------      --------    --------
  Net investment loss (a)......................     (0.12)(d)     (0.13)        (0.09)            (0.13)        (0.15)      (0.33)
  Net realized and unrealized gain (loss) on
   investments.................................      3.08          0.01          4.84            (10.24)       (10.22)      (6.16)
                                                 --------      --------      --------          --------      --------    --------
  Total from investment operations.............      2.96         (0.12)         4.75            (10.37)       (10.37)      (6.49)
                                                 --------      --------      --------          --------      --------    --------
  Less distributions:
   From net realized gain on investments.......        --            --            --                --         (0.23)      (7.17)
                                                 --------      --------      --------          --------      --------    --------
  Net asset value at end of period.............  $  30.08      $  27.12      $  27.24          $  22.49      $  32.86    $  43.46
                                                 ========      ========      ========          ========      ========    ========
  Total investment return (b)..................     10.91%        (0.44%)       21.12%(c)        (31.56%)      (23.85%)    (11.17%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment loss.......................     (0.41%)(d)    (0.48%)       (0.45%)+          (0.48%)       (0.41%)     (0.59%)
     Net expenses..............................      1.27%         1.25%         1.30% +           1.28%         1.29%       1.19%
     Expenses (before reimbursement)...........      1.27%         1.25%         1.30% +           1.23%         1.10%       0.99%
  Portfolio turnover rate......................        27%           28%           19%               69%           44%         38%
  Net assets at end of period (in 000's).......  $220,611      $268,199      $335,484          $277,526      $442,526    $590,366



-------

 *   The Fund has changed is fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I Shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Net investment loss and the ratio of net investment loss includes $0.05 per share and 0.18%, respectively as a result of a special one time dividend from Microsoft Corp.

                                                            FINANCIAL HIGHLIGHTS


                                                       CAPITAL APPRECIATION FUND


                                          Class B                                                      Class C
--------------------------------------------------------------------------------------------     -------------------
                                    January 1,
           Year ended                  2003                                                          Year ended
           October 31,                through               Year ended December 31,                  October 31,
    -------------------------       October 31,     ----------------------------------------     -------------------
      2005            2004             2003*           2002           2001           2000         2005         2004
    --------       ----------       -----------     ----------     ----------     ----------     ------       ------
    $  25.03       $    25.33       $    21.05      $    30.99     $    41.34     $    55.15     $25.03       $25.33
    --------       ----------       ----------      ----------     ----------     ----------     ------       ------
       (0.31)(d)        (0.32)           (0.23)          (0.32)         (0.39)         (0.72)     (0.31)(d)    (0.32)
        2.84             0.02             4.51           (9.62)         (9.73)         (5.92)      2.84         0.02
    --------       ----------       ----------      ----------     ----------     ----------     ------       ------
        2.53            (0.30)            4.28           (9.94)        (10.12)         (6.64)      2.53        (0.30)
    --------       ----------       ----------      ----------     ----------     ----------     ------       ------
          --               --               --              --          (0.23)         (7.17)        --           --
    --------       ----------       ----------      ----------     ----------     ----------     ------       ------
    $  27.56       $    25.03       $    25.33      $    21.05     $    30.99     $    41.34     $27.56       $25.03
    ========       ==========       ==========      ==========     ==========     ==========     ======       ======
       10.11%           (1.18%)          20.33%(c)      (32.07%)       (24.47%)       (11.85%)    10.11%       (1.18%)
       (1.16%)(d)       (1.23%)          (1.20%)+        (1.23%)        (1.16%)        (1.34%)    (1.16%)(d)   (1.23%)
        2.02%            2.00%            2.05% +         2.03%          2.04%          1.94%      2.02%        2.00%
        2.02%            2.00%            2.05% +         1.98%          1.85%          1.74%      2.02%        2.00%
          27%              28%              19%             69%            44%            38%        27%          28%
    $991,328       $1,134,299       $1,300,835      $1,165,260     $2,004,638     $2,905,828     $7,120       $8,694

                      Class C                               Class I
---  -----------------------------------------   -----------------------------
     January 1,                                                  January 1,
        2003                                                        2004
       through       Year ended December 31,     Year ended        through
     October 31,   ---------------------------   October 31,     October 31,
        2003*       2002      2001      2000        2005           2004**
     -----------   -------   -------   -------   -----------   ---------------
       $ 21.05     $ 31.00   $ 41.35   $ 55.15     $27.15          $ 28.48
       -------     -------   -------   -------     ------          -------
         (0.23)      (0.32)    (0.39)    (0.72)     (0.06)(d)        (0.11)
          4.51       (9.63)    (9.73)    (5.91)      3.12            (1.22)
       -------     -------   -------   -------     ------          -------
          4.28       (9.95)   (10.12)    (6.63)      3.06            (1.33)
       -------     -------   -------   -------     ------          -------
            --          --     (0.23)    (7.17)
       -------     -------   -------   -------     ------          -------
       $ 25.33     $ 21.05   $ 31.00   $ 41.35     $30.21          $ 27.15
       =======     =======   =======   =======     ======          =======
         20.33%(c)  (32.10%)  (24.46%)  (11.82%)    11.27%           (4.67%)(c)
         (1.20%)+    (1.23%)   (1.16%)   (1.34%)    (0.18%)(d)       (0.11%)+
          2.05% +     2.03%     2.04%     1.94%      1.04%            0.88% +
          2.05% +     1.98%     1.85%     1.74%      1.04%            0.88% +
            19%         69%       44%       38%        27%              28%
       $10,475     $ 9,819   $18,162   $27,241     $    1          $     1



FINANCIAL HIGHLIGHTS

COMMON STOCK FUND


                                                                       Class A
                                     ----------------------------------------------------------------------------
                                                               January 1,
                                      Year ended October         2003*
                                             31,                through              Year ended December 31,
                                     --------------------      October 31,      ---------------------------------
                                      2005         2004          2003            2002         2001         2000
                                     -------      -------      -----------      -------      -------      -------
  Net asset value at beginning of
   period..........................  $ 11.41      $ 10.69        $  9.02        $ 12.12      $ 14.74      $ 15.37
                                     -------      -------        -------        -------      -------      -------
  Net investment income (loss)
   (a).............................     0.08(d)     (0.01)         (0.01)         (0.02)       (0.05)       (0.04)
  Net realized and unrealized gain
   (loss) on investments...........     1.13         0.73           1.68          (3.08)       (2.57)       (0.38)
                                     -------      -------        -------        -------      -------      -------
  Total from investment
   operations......................     1.21         0.72           1.67          (3.10)       (2.62)       (0.42)
                                     -------      -------        -------        -------      -------      -------
  Less distributions:
   From net realized gain on
     investments...................       --           --             --             --           --        (0.17)
   In excess of net realized
     gains.........................       --           --             --             --           --        (0.04)
                                     -------      -------        -------        -------      -------      -------
  Total distributions..............       --           --             --             --           --        (0.21)
                                     -------      -------        -------        -------      -------      -------
  Net asset value at end of
   period..........................  $ 12.62      $ 11.41        $ 10.69        $  9.02      $ 12.12      $ 14.74
                                     =======      =======        =======        =======      =======      =======
  Total investment return (b)......    10.60%        6.74%         18.51%(c)     (25.58%)     (17.77%)      (2.70%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income
      (loss).......................     0.67%(d)    (0.05%)        (0.06%)+       (0.24%)      (0.42%)      (0.26%)
     Net expenses..................     1.38%        1.65%          1.65%+         1.65%        1.58%        1.49%
     Expenses (before
      reimbursement)...............     1.72%        1.77%          1.86%+         1.75%        1.58%        1.49%
  Portfolio turnover rate..........      105%         136%            71%           130%          95%          70%
  Net assets at end of period (in
   000's)..........................  $35,886      $34,957        $38,313        $28,639      $31,389      $38,040



-------

  *     The Fund changed its fiscal year end from December 31 to October 31.
  **    Commencement of operations.
  +     Annualized.
 (a)    Per share data based on average shares outstanding during the period.
 (b)    Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
 (c)    Total return is not annualized.
 (d)    Net investment income and the ratio of net investment income includes $0.03 per share and
        0.24%, for Class A, Class B and Class C, respectively as a result of a special one time dividend from Microsoft Corp.

                                                            FINANCIAL HIGHLIGHTS

                                                               COMMON STOCK FUND

                                   Class B                                               Class C
      -----------------------------------------------------------------   -------------------------------------
                              January 1,                                                            January 1,
           Year ended            2003*                                        Year ended               2003*
           October 31,          through       Year ended December 31,         October 31,             through
      ---------------------   October 31,   ---------------------------   -------------------       October 31,
       2005          2004        2003        2002      2001      2000      2005         2004           2003
      -------       -------   -----------   -------   -------   -------   ------       ------       -----------
      $ 10.87       $ 10.26     $  8.71     $ 11.79   $ 14.45   $ 15.19   $10.87       $10.25         $  8.71
      -------       -------     -------     -------   -------   -------   ------       ------         -------
        (0.01)(d)     (0.09)      (0.06)      (0.10)    (0.15)    (0.15)   (0.01)(d)    (0.09)          (0.06)
         1.08          0.70        1.61       (2.98)    (2.51)    (0.38)    1.08         0.71            1.60
      -------       -------     -------     -------   -------   -------   ------       ------         -------
         1.07          0.61        1.55       (3.08)    (2.66)    (0.53)    1.07         0.62            1.54
      -------       -------     -------     -------   -------   -------   ------       ------         -------
           --            --          --          --        --     (0.17)      --           --              --
           --            --          --          --        --     (0.04)      --           --              --
      -------       -------     -------     -------   -------   -------   ------       ------         -------
           --                        --          --        --     (0.21)      --           --              --
      -------       -------     -------     -------   -------   -------   ------       ------         -------
      $ 11.94       $ 10.87     $ 10.26     $  8.71   $ 11.79   $ 14.45   $11.94       $10.87         $ 10.25
      =======       =======     =======     =======   =======   =======   ======       ======         =======
         9.84%         5.95%      17.80%(c)  (26.12%)  (18.41%)   (3.46%)   9.84%        6.05%          17.68%(c)
        (0.08%)(d)    (0.80%)     (0.81%)+    (0.99%)   (1.17%)   (1.01%)  (0.08%)(d)   (0.80%)         (0.81%)+
         2.13%         2.40%       2.40%+      2.40%     2.33%     2.24%    2.13%        2.40%           2.40%+
         2.47%         2.52%       2.61%+      2.50%     2.33%     2.24%    2.47%        2.52%           2.61%+
          105%          136%         71%        130%       95%       70%     105%         136%             71%
      $50,815       $53,640     $53,946     $48,434   $73,048   $91,246   $3,045       $2,926         $ 2,429

                 Class C               Class I
       ---------------------------   ------------
                                     December 28,
                                        2004**
         Year ended December 31,       through
       ---------------------------   October 31,
        2002      2001      2000         2005
       -------   -------   -------   ------------
       $ 11.79   $ 14.45   $ 15.19     $ 12.25
       -------   -------   -------     -------
         (0.10)    (0.15)    (0.15)       0.10
         (2.98)    (2.51)    (0.38)       0.33
       -------   -------   -------     -------
         (3.08)    (2.66)    (0.53)       0.43
       -------   -------   -------     -------
            --        --     (0.17)         --
            --        --     (0.04)         --
       -------   -------   -------     -------
            --        --     (0.21)         --
       -------   -------   -------     -------
       $  8.71   $ 11.79   $ 14.45     $ 12.68
       =======   =======   =======     =======
        (26.12%)  (18.41%)   (3.46%)      3.51%(c)
         (0.99%)   (1.17%)   (1.01%)      0.94%+
          2.40%     2.33%     2.24%       0.76%+
          2.50%     2.33%     2.24%       1.10%+
           130%       95%       70%        105%
       $ 1,724   $ 1,683   $ 2,293     $69,177

FINANCIAL HIGHLIGHTS


LARGE CAP GROWTH FUND



                                                                                         Class A
                                                         ------------------------------------------------------------------------
                                                           July 1,
                                                            2005*
                                                           through                          Year Ended June 30,
                                                         October 31,      -------------------------------------------------------
                                                            2005           2005         2004        2003        2002        2001
                                                         -----------      -------      ------      ------      ------      ------
  Net asset value at beginning of period...............    $  5.06        $  4.69      $ 3.96      $ 3.92      $ 5.07      $11.62
                                                           -------        -------      ------      ------      ------      ------
   Net investment loss (a).............................      (0.01)         (0.03)      (0.03)      (0.03)      (0.03)      (0.05)
   Net realized and unrealized gain (loss) on
     investments.......................................       0.26           0.40        0.76        0.07       (1.12)      (1.94)
                                                           -------        -------      ------      ------      ------      ------
  Total from investment operations.....................       0.25           0.37        0.73        0.04       (1.15)      (1.99)
                                                           -------        -------      ------      ------      ------      ------
  Less distributions:
   From net realized gain on investments...............         --             --          --          --          --       (4.56)
                                                           -------        -------      ------      ------      ------      ------
  Net asset value at end of period.....................    $  5.31        $  5.06      $ 4.69      $ 3.96      $ 3.92      $ 5.07
                                                           =======        =======      ======      ======      ======      ======
  Total investment return (c)..........................       4.94%(d)       7.89%      18.43%       1.02%     (22.53)%    (20.54)%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)......................      (0.77)%+       (0.29)%     (0.77)%     (0.74)%     (0.73)%     (0.70)%
     Net expenses......................................       1.40%+         1.35%       1.30%       1.30%       1.30%       1.30%
     Expenses (before waiver/reimbursement)............       1.77%+         3.01%       2.78%       3.17%       2.71%       1.87%
  Portfolio turnover rate..............................         29%            27%         94%        108%         71%        112%
  Net assets at end of period (in 000's)...............    $71,859        $67,000      $4,926      $3,972      $4,144      $5,860



                                                                         Class B                        Class C
                                                                -------------------------      -------------------------
                                                                  July 1,        April 1,        July 1,        April 1,
                                                                   2005*          2005**          2005*          2005**
                                                                  through        through         through        through
                                                                October 31,      June 30,      October 31,      June 30,
                                                                   2005            2005           2005            2005
                                                                -----------      --------      -----------      --------
  Net asset value at beginning of period......................   $   5.06        $   4.83        $ 5.05          $ 4.83
                                                                 --------        --------        ------          ------
   Net investment (loss) (a)..................................      (0.03)           0.00(b)      (0.03)          (0.01)
   Net realized and unrealized gain (loss) on investments.....       0.26            0.23          0.27            0.23
                                                                 --------        --------        ------          ------
  Total from investment operations............................       0.23            0.23          0.24            0.22
                                                                 --------        --------        ------          ------
  Less distributions:
   From net realized gain on investments......................         --              --            --              --
                                                                 --------        --------        ------          ------
  Net asset value at end of period............................   $   5.29        $   5.06        $ 5.29          $ 5.05
                                                                 ========        ========        ======          ======
  Total investment return (c).................................       4.55%(d)        4.76%(d)      4.75%(d)        4.55%(d)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss).............................      (1.52%)+        (1.41%)+      (1.52%)+        (1.41%)+
     Net expenses.............................................       2.15%+          2.15%+        2.15%+          2.15%+
     Expenses (before waiver/reimbursement)...................       2.52%+          4.24%+        2.52%+          4.24%+
  Portfolio turnover rate.....................................         29%             27%           29%             27%
  Net assets at end of period (in 000's)......................   $169,703        $168,063        $8,024          $7,190



-------

 *   The Fund changed its fiscal year end from June 30 to October
     31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges.
     Classes I, R1 and R2 are not subject to sales charges.
(d)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS


                                                           LARGE CAP GROWTH FUND



             Class I                  Class R1                 Class R2
      ----------------------   ----------------------   ----------------------
        July 1      April 1,     July 1,     April 1,     July 1,     April 1,
         2005*       2005**       2005*       2005**       2005*       2005**
        through     through      through     through      through     through
      October 31,   June 30,   October 31,   June 30,   October 31,   June 30,
         2005         2005        2005         2005        2005         2005
      -----------   --------   -----------   --------   -----------   --------
        $  5.07     $  4.83      $ 5.06       $ 4.83      $ 5.05       $ 4.83
        -------     -------      ------       ------      ------       ------
           0.00(b)    (0.01)       0.00(b)     (0.03)      (0.01)(b)    (0.03)
           0.26        0.25        0.25         0.26        0.26         0.25
        -------     -------      ------       ------      ------       ------
           0.26        0.24        0.25         0.23        0.25         0.22
        -------     -------      ------       ------      ------       ------
             --          --          --           --          --           --
        -------     -------      ------       ------      ------       ------
        $  5.53     $  5.07      $ 5.31       $ 5.06      $ 5.30       $ 5.05
        =======     =======      ======       ======      ======       ======
           5.13%(d)    4.97%(d)     4.94%(d)    4.76%       4.95%(d)     4.55%(d)
           0.06%+     (0.28%)+     0.10%+      (0.38%)+    (0.51%)+     (0.63%)+
           0.60%+      1.02%+      0.70%+       1.12%+      0.95%+       1.37%+
           0.97%+      3.11%+      1.07%+       3.21%+      1.32%+       3.46%+
             29%         27%         29%          27%         29%          27%
        $93,694     $14,349      $    2       $    2      $    2       $    2

FINANCIAL HIGHLIGHTS

MAP FUND


                                                                                      Class A
                                                 ----------------------------------------------------------------------------------
                                                                               January 1,
                                                        Year ended               2003*
                                                       October 31,              through               Year ended December 31,
                                                 ------------------------      October 31,      -----------------------------------
                                                   2005            2004          2003             2002          2001         2000
                                                 --------        --------      -----------      --------      --------      -------
  Net asset value at beginning of period...      $  32.08        $  28.04       $  21.95        $  27.66      $  27.25      $ 26.22
                                                 --------        --------       --------        --------      --------      -------
  Net investment income (loss).............          0.10(a)(e)     (0.01)(a)      (0.04)           0.15          0.03         0.02
  Net realized and unrealized gain (loss)
   on investments..........................          4.16            4.05           6.13           (5.69)         0.55         4.17
                                                 --------        --------       --------        --------      --------      -------
  Total from investment operations.........          4.26            4.04           6.09           (5.54)         0.58         4.19
                                                 --------        --------       --------        --------      --------      -------
  Less dividends and distributions:
   From net investment income..............            --              --             --           (0.11)        (0.03)          --
   From net realized gain on investments...         (1.31)             --             --           (0.06)        (0.14)       (3.16)
                                                 --------        --------       --------        --------      --------      -------
  Total dividends and distributions........         (1.31)             --             --           (0.17)        (0.17)       (3.16)
                                                 --------        --------       --------        --------      --------      -------
  Net asset value at end of period.........      $  35.03        $  32.08       $  28.04        $  21.95      $  27.66      $ 27.25
                                                 ========        ========       ========        ========      ========      =======
  Total investment return (b)..............         13.51%          14.41%         27.74%(c)      (20.04%)        2.11%       16.67%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)..........          0.29%(e)       (0.05%)        (0.17%)+         0.63%         0.37%        0.12%
     Net expenses..........................          1.35%           1.35%          1.35%+          1.33%         1.25%        1.25%
     Expenses (before reimbursement).......          1.37%           1.38%          1.45%+          1.44%         1.43%        1.44%
  Portfolio turnover rate..................            56%             64%            61%             77%           19%          40%
  Net assets at end of period (in 000's)...      $358,214        $268,513       $176,932        $123,461      $103,402      $22,048



                                                                                      Class C
                                                  -------------------------------------------------------------------------------
                                                                                January 1,
                                                         Year ended                2003*
                                                        October 31,               through            Year ended December 31,
                                                  ------------------------      October 31,      --------------------------------
                                                    2005            2004           2003           2002         2001         2000
                                                  --------        --------      -----------      -------      -------      ------
  Net asset value at beginning of period....      $  30.96        $  27.26        $ 21.47        $ 27.13      $ 26.92      $26.15
                                                  --------        --------        -------        -------      -------      ------
  Net investment income (loss)..............         (0.15)(a)(e)    (0.24)(a)      (0.16)         (0.03)       (0.06)      (0.11)
  Net realized and unrealized gain (loss) on
   investments..............................          4.00            3.94           5.95          (5.57)        0.41        4.04
                                                  --------        --------        -------        -------      -------      ------
  Total from investment operations..........          3.85            3.70           5.79          (5.60)        0.35        3.93
                                                  --------        --------        -------        -------      -------      ------
  Less distributions:
   From net investment income...............            --              --             --             --           --          --
   From net realized gain on investments....         (1.31)             --             --          (0.06)       (0.14)      (3.16)
                                                  --------        --------        -------        -------      -------      ------
  Total dividends and distributions.........         (1.31)             --             --             --           --          --
                                                  --------        --------        -------        -------      -------      ------
  Net asset value at end of period..........      $  33.50        $  30.96        $ 27.26        $ 21.47      $ 27.13      $26.92
                                                  ========        ========        =======        =======      =======      ======
  Total investment return (b)...............         12.64%          13.57%         26.97%(c)     (20.63%)       1.29%      15.72%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)...........         (0.46%)(e)      (0.80%)        (0.92%)+       (0.12%)      (0.38%)     (0.63%)
     Net expenses...........................          2.10%           2.10%          2.10%+         2.08%        2.00%       2.00%
     Expenses (before reimbursement)........          2.12%           2.13%          2.20%+         2.19%        2.18%       2.19%
  Portfolio turnover rate...................            56%             64%            61%            77%          19%         40%
  Net assets at end of period (in 000's)....      $181,398        $138,044        $95,004        $69,077      $51,234      $6,546



-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges.
     Classes I, R1 and R2 are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.
(e)  Net investment income (loss) and the ratio of net investment income (loss) includes $0.04 per share and 0.11%,
     respectively
     as a result of a special one time dividend from Microsoft
     Corp.

                                                            FINANCIAL HIGHLIGHTS

                                                                        MAP FUND


                                            Class B
      ------------------------------------------------------------------------------------
                                      January 1,
             Year ended                  2003*
            October 31,                 through              Year ended December 31,
      ------------------------        October 31,      -----------------------------------
        2005            2004             2003            2002          2001         2000
      --------        --------        -----------      --------      --------      -------
      $  30.96        $  27.26         $  21.47        $  27.13      $  26.92      $ 26.15
      --------        --------         --------        --------      --------      -------
         (0.15)(a)(e)    (0.24)(a)        (0.16)          (0.03)        (0.06)       (0.11)
          4.00            3.94             5.95           (5.57)         0.41         4.04
      --------        --------         --------        --------      --------      -------
          3.85            3.70             5.79           (5.60)         0.35         3.93
      --------        --------         --------        --------      --------      -------
            --              --               --              --            --           --
         (1.31)             --               --           (0.06)        (0.14)       (3.16)
      --------        --------         --------        --------      --------      -------
            --              --               --              --            --           --
      --------        --------         --------        --------      --------      -------
      $  33.50        $  30.96         $  27.26        $  21.47      $  27.13      $ 26.92
      ========        ========         ========        ========      ========      =======
         12.64%          13.57%           26.97%(c)      (20.63%)        1.29%       15.72%
         (0.46%)(e)      (0.80%)          (0.92%)+        (0.12%)       (0.38%)      (0.63%)
          2.10%           2.10%            2.10%+          2.08%         2.00%        2.00%
          2.12%           2.13%            2.20%+          2.19%         2.18%        2.19%
            56%             64%              61%             77%           19%          40%
      $387,772        $313,765         $220,932        $153,581      $134,883      $40,078


                                           Class I                                                      Class R1
      ----------------------------------------------------------------------------------      -----------------------------
                                   January 1,
            Year ended                2003*                                                                     January 2**
            October 31,              through               Year ended December 31,            Year ended          through
      -----------------------      October 31,       -----------------------------------      October 31,       October 31,
        2005           2004           2003             2002          2001         2000           2005              2004
      --------       --------      -----------       --------      --------      -------      -----------       -----------
      $  32.37       $  28.19       $  22.03         $  27.75      $  27.31      $ 26.25        $ 32.13           $30.38
      --------       --------       --------         --------      --------      -------        -------           ------
          0.24(a)(e)     0.09(a)        0.00(a)(d)       0.19          0.07         0.12           0.16(a)(d)       0.05(a)
          4.20           4.09           6.16            (5.69)         0.58         4.13           4.21             1.70
      --------       --------       --------         --------      --------      -------        -------           ------
          4.44           4.18           6.16            (5.50)         0.65         4.25           4.37             1.75
      --------       --------       --------         --------      --------      -------        -------           ------
            --             --             --            (0.16)        (0.07)       (0.03)            --               --
         (1.31)            --             --            (0.06)        (0.14)       (3.16)         (1.31)              --
      --------       --------       --------         --------      --------      -------        -------           ------
         (1.31)            --             --            (0.22)        (0.21)       (3.19)         (1.31)              --
      --------       --------       --------         --------      --------      -------        -------           ------
      $  35.50       $  32.37       $  28.19         $  22.03      $  27.75      $ 27.31        $ 35.19           $32.13
      ========       ========       ========         ========      ========      =======        =======           ======
         13.96%         14.83%         27.96%(c)       (19.81%)        2.36%       16.88%         13.84%            5.76%(c)
          0.69%(e)       0.31%          0.08%+           0.88%         0.62%        0.37%          0.59%(d)         0.21%+
          0.95%          0.99%          1.10%+           1.08%         1.00%        1.00%          1.05%            1.09%+
          0.97%          1.02%          1.20%+           1.19%         1.18%        1.19%          1.07%            1.12%+
            56%            64%            61%              77%           19%          40%            56%              64%
      $320,099       $274,975       $183,283         $115,186      $ 96,726      $69,434        $13,379           $   34

                 Class R2
       -----------------------------

                         January 2**
       Year ended          through
       October 31,       October 31,
          2005              2004
       -----------       -----------
         $32.07            $30.38
         ------            ------
           0.07(a)(d)       (0.01)(a)
           4.20              1.70
         ------            ------
           4.27              1.69
         ------            ------
             --                --
          (1.31)               --
         ------            ------
          (1.31)               --
         ------            ------
         $35.03            $32.07
         ======            ======
          13.54%             5.56%(c)
           0.34%(d)         (0.04%)+
           1.30%             1.34%+
           1.32%             1.37%+
             56%               64%
         $2,122            $    4

FINANCIAL HIGHLIGHTS


MID CAP GROWTH FUND



                                                                                       Class A
                                                    -----------------------------------------------------------------------------
                                                                                January 1,                            January 2,
                                                         Year ended               2003**                                2001*
                                                         October 31,              through          Year ended          through
                                                    ---------------------       October 31,       December 31,       December 31,
                                                     2005          2004            2003               2002               2001
                                                    -------       -------       -----------       ------------       ------------
  Net asset value at beginning of period.....       $  9.09       $  8.23         $  5.86           $  8.25            $ 10.00
                                                    -------       -------         -------           -------            -------
  Net investment loss (a)....................         (0.10)        (0.09)          (0.07)            (0.09)             (0.09)
  Net realized and unrealized gain (loss) on
   investments...............................          2.41          0.95            2.44             (2.30)             (1.66)
                                                    -------       -------         -------           -------            -------
  Total from investment operations...........          2.31          0.86            2.37             (2.39)             (1.75)
                                                    -------       -------         -------           -------            -------
  Net asset value at end of period...........       $ 11.40       $  9.09         $  8.23           $  5.86            $  8.25
                                                    =======       =======         =======           =======            =======
  Total investment return (b)................         25.41%        10.45%          40.44%(c)        (28.97%)           (17.50%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment loss.....................         (0.91%)       (0.99%)         (1.21%)+          (1.22%)            (1.01%)
     Net expenses............................          1.50%         1.50%           1.50%+            1.50%              1.50%
     Expenses (before reimbursement).........          1.63%         1.69%           1.95%+            1.81%              1.87%
  Portfolio turnover rate....................            44%           52%             42%              188%               127%
  Net assets at end of period (in 000's).....       $48,597       $46,234         $35,473           $18,523            $22,965



-------

 *   Commencement of operations.
**   The Fund changed its fiscal year end from December 31 to
     October 31.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS


                                                             MID CAP GROWTH FUND


                                 Class B                                                        Class C
      -------------------------------------------------------------   ------------------------------------------------------------
                          January 1,                    January 2,                       January 1,                    January 2,
         Year ended         2003**                        2001*          Year ended        2003**                        2001*
         October 31,        through      Year ended      through        October 31,        through      Year ended      through
      -----------------   October 31,   December 31,   December 31,   ----------------   October 31,   December 31,   December 31,
       2005      2004        2003           2002           2001        2005      2004       2003           2002           2001
      -------   -------   -----------   ------------   ------------   -------   ------   -----------   ------------   ------------
      $  8.82   $  8.05     $  5.77       $  8.18         $10.00      $  8.82   $ 8.05     $ 5.77        $  8.18        $ 10.00
      -------   -------     -------       -------         ------      -------   ------     ------        -------        -------
        (0.17)    (0.15)      (0.11)        (0.13)         (0.14)       (0.17)   (0.15)     (0.11)         (0.13)         (0.14)
         2.33      0.92        2.39         (2.28)         (1.68)        2.34     0.92       2.39          (2.28)         (1.68)
      -------   -------     -------       -------         ------      -------   ------     ------        -------        -------
         2.16      0.77        2.28         (2.41)         (1.82)        2.17     0.77       2.28          (2.41)         (1.82)
      -------   -------     -------       -------         ------      -------   ------     ------        -------        -------
      $ 10.98   $  8.82     $  8.05       $  5.77         $ 8.18      $ 10.99   $ 8.82     $ 8.05        $  5.77        $  8.18
      =======   =======     =======       =======         ======      =======   ======     ======        =======        =======
        24.49%     9.57%      39.51%(c)    (29.46%)       (18.20%)      24.60%    9.57%     39.51%(c)     (29.46%)       (18.20%)
        (1.66%)   (1.74%)     (1.96%)+      (1.97%)        (1.76%)      (1.66%)  (1.74%)    (1.96%)+       (1.97%)        (1.76%)
         2.25%     2.25%       2.25%+        2.25%          2.25%        2.25%    2.25%      2.25%+         2.25%          2.25%
         2.38%     2.44%       2.70%+        2.56%          2.62%        2.38%    2.44%      2.70%+         2.56%          2.62%
           44%       52%         42%          188%           127%          44%      52%        42%           188%           127%
      $62,792   $35,710     $21,189       $ 7,899         $5,299      $14,181   $3,580     $2,148        $   871        $   258

         Class I
       -----------
        March 29,
          2005*
         through
       October 31,
          2005
       -----------
         $10.45
         ------
          (0.03)
           1.01
         ------
           0.98
         ------
         $11.43
         ======
           9.38%(c)
          (0.51%)+
           1.10%+
           1.23%+
             44%
         $4,205

FINANCIAL HIGHLIGHTS

MID CAP VALUE FUND


                                                                                      Class A
                                                   ------------------------------------------------------------------------------
                                                                               January 1,
                                                         Year ended               2003*
                                                        October 31,              through             Year ended December 31,
                                                   ----------------------      October 31,      ---------------------------------
                                                     2005          2004           2003           2002         2001         2000
                                                   --------      --------      -----------      -------      -------      -------
  Net asset value at beginning of period.........  $  15.71      $  13.50        $ 11.51        $ 13.47      $ 13.14      $ 11.81
                                                   --------      --------        -------        -------      -------      -------
  Net investment income (loss)...................      0.03          0.03           0.04           0.06         0.12         0.21
  Net realized and unrealized gain (loss) on
   investments...................................      1.54          2.18           1.97          (1.90)        0.52         2.44
                                                   --------      --------        -------        -------      -------      -------
  Total from investment operations...............      1.57          2.21           2.01          (1.84)        0.64         2.65
                                                   --------      --------        -------        -------      -------      -------
  Less dividends and distributions:
   From net investment income....................        --            --          (0.02)         (0.06)       (0.12)       (0.21)
   From net realized gain on investments.........     (0.24)           --             --          (0.06)       (0.19)       (1.02)
   In excess of net realized gains...............        --            --             --             --           --        (0.09)
                                                   --------      --------        -------        -------      -------      -------
  Total dividends and distributions..............     (0.24)           --          (0.02)         (0.12)       (0.31)       (1.32)
                                                   --------      --------        -------        -------      -------      -------
  Net asset value at end of period...............  $  17.04      $  15.71        $ 13.50        $ 11.51      $ 13.47      $ 13.14
                                                   ========      ========        =======        =======      =======      =======
  Total investment return (a)....................     10.06%        16.37%         17.53%(b)     (13.67%)       4.88%       22.79%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)................      0.17%         0.27%          0.45%+         0.71%        0.95%        1.66%
     Net expenses................................      1.35%         1.43%          1.54%+         1.50%        1.53%        1.59%
     Expenses (before waiver/reimbursement)......      1.42%         1.43%          1.54%+         1.50%        1.53%        1.59%
  Portfolio turnover rate........................        49%           33%            30%            46%         100%         148%
  Net assets at end of period (in 000's).........  $127,680      $116,396        $90,349        $80,442      $40,692      $32,782



                                                                                      Class C
                                                   ------------------------------------------------------------------------------
                                                                               January 1,
                                                         Year ended               2003*
                                                        October 31,              through             Year ended December 31,
                                                   ----------------------      October 31,      ---------------------------------
                                                     2005          2004           2003           2002         2001         2000
                                                   --------      --------      -----------      -------      -------      -------
  Net asset value at beginning of period.........  $  15.41      $  13.34        $ 11.42        $ 13.41      $ 13.09      $ 11.78
                                                   --------      --------        -------        -------      -------      -------
  Net investment income (loss)...................     (0.10)        (0.07)         (0.03)         (0.01)        0.03         0.12
  Net realized and unrealized gain (loss) on
   investments...................................      1.52          2.14           1.95          (1.92)        0.51         2.42
                                                   --------      --------        -------        -------      -------      -------
  Total from investment operations...............      1.42          2.07           1.92          (1.93)        0.54         2.54
                                                   --------      --------        -------        -------      -------
  Less dividends and distributions:
   From net investment income....................        --            --             --             --        (0.03)       (0.12)
   From net realized gain on investments.........     (0.24)           --             --          (0.06)       (0.19)       (1.02)
   In excess of net realized gains...............        --            --             --             --           --        (0.09)
                                                   --------      --------        -------        -------      -------      -------
  Total dividends and distributions..............     (0.24)           --             --          (0.06)       (0.22)       (1.23)
                                                   --------      --------        -------        -------      -------      -------
  Net asset value at end of period...............  $  16.59      $  15.41        $ 13.34        $ 11.42      $ 13.41      $ 13.09
                                                   ========      ========        =======        =======      =======      =======
  Total investment return (a)....................      9.27%        15.52%         16.81%(b)     (14.35%)       4.17%       21.83%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)................     (0.58%)       (0.48%)        (0.30%)+       (0.04%)       0.20%        0.91%
     Net expenses................................      2.10%         2.18%          2.29%+         2.25%        2.28%        2.34%
     Expenses (before waiver/reimbursement)......      2.17%         2.18%          2.29%+         2.25%        2.28%        2.34%
  Portfolio turnover rate........................        49%           33%            30%            46%         100%         148%
  Net assets at end of period (in 000's).........  $ 42,654      $ 39,884        $33,501        $28,183      $10,586      $ 2,803



-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges.
     Classes I, R1 and R2 are not subject to sales charge.
(b)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                              MID CAP VALUE FUND


                                    Class B
       -----------------------------------------------------------------
                             January 1,
           Year ended           2003
           October 31,         through        Year ended December 31,
       -------------------   October 31,   -----------------------------
         2005       2004        2003*        2002       2001      2000
       --------   --------   -----------   --------   --------   -------
       $  15.41   $  13.34    $  11.42     $  13.41   $  13.09   $ 11.78
       --------   --------    --------     --------   --------   -------
          (0.10)    (0.07)      (0.03)       (0.01)       0.03      0.12
           1.52       2.14        1.95       (1.92)       0.51      2.42
       --------   --------    --------     --------   --------   -------
           1.42       2.07        1.92       (1.93)       0.54      2.54
       --------   --------    --------     --------   --------   -------
             --         --          --           --     (0.03)    (0.12)
          (0.24)        --          --       (0.06)     (0.19)    (1.02)
             --         --          --           --         --    (0.09)
       --------   --------    --------     --------   --------   -------
          (0.24)        --          --       (0.06)     (0.22)    (1.23)
       --------   --------    --------     --------   --------   -------
       $  16.59   $  15.41    $  13.34     $  11.42   $  13.41   $ 13.09
       ========   ========    ========     ========   ========   =======
           9.27%     15.52%      16.81%(b)   (14.35%)     4.17%    21.83%
          (0.58%)    (0.48%)     (0.30%)+     (0.04%)     0.20%     0.91%
           2.10%      2.18%       2.29%+       2.25%      2.28%     2.34%
           2.17%      2.18%       2.29%+       2.25%      2.28%     2.34%
             49%        33%         30%          46%       100%      148%
       $207,348   $191,390    $156,116     $130,024   $105,146   $50,172



               Class I                    Class R1                    Class R2
      -------------------------   -------------------------   -------------------------
                    January 2,                  January 2,                  January 2,
                      2004**                      2004**                      2004**
      Year ended      through     Year ended      through     Year ended      through
      October 31,   October 31,   October 31,   October 31,   October 31,   October 31,
         2005          2004          2005          2004          2005          2004
      -----------   -----------   -----------   -----------   -----------   -----------
        $15.76        $14.81        $15.76        $14.81        $15.71        $14.81
      --------      --------      --------      --------      --------      --------
          0.04          0.07          0.07         (0.01)         0.01        (0.02)
          1.60          0.88          1.55          0.96          1.56          0.92
      --------      --------      --------      --------      --------      --------
          1.64          0.95          1.62          0.95          1.57          0.90
      --------      --------      --------      --------      --------      --------
            --            --            --            --            --            --
         (0.24)           --         (0.24)           --         (0.24)           --
            --            --            --            --            --            --
      --------      --------      --------      --------      --------      --------
         (0.24)           --         (0.24)           --         (0.24)           --
      --------      --------      --------      --------      --------      --------
        $17.16        $15.76        $17.14        $15.76        $17.04        $15.71
      ========      ========      ========      ========      ========      ========
         10.48%         6.41%(b)     10.35%         6.41%(b)     10.06%         6.08%(b)
          0.37%         0.70%+        0.43%         0.56%+        0.09%         0.26%+
          0.99%         1.00%+        1.09%         1.14%+        1.34%         1.44%+
          1.06%         1.00%+        1.16%         1.14%+        1.41%         1.44%+
            49%           33%           49%           33%           49%           33%
          $584            $1        $1,170        $1,075        $3,564          $837

FINANCIAL HIGHLIGHTS


SMALL CAP GROWTH FUND



                                                                                      Class A
                                                  -------------------------------------------------------------------------------
                                                       Year ended           January 1, 2003*
                                                      October 31,               through               Year ended December 31,
                                                  --------------------        October 31,          ------------------------------
                                                   2005         2004              2003              2002         2001      2000
                                                  -------      -------      ----------------       -------      -------   -------
  Net asset value at beginning of period........  $ 13.63      $ 13.46          $  9.88            $ 13.90      $ 17.11   $ 21.82
                                                  -------      -------          -------            -------      -------   -------
  Net investment loss (a).......................    (0.15)       (0.22)           (0.18)             (0.22)       (0.22)    (0.26)
  Net realized and unrealized gain (loss) on
   investments..................................     1.46         0.39             3.76              (3.80)       (2.99)    (4.17)
                                                  -------      -------          -------            -------      -------   -------
  Total from investment operations..............     1.31         0.17             3.58              (4.02)       (3.21)    (4.43)
                                                  -------      -------          -------            -------      -------   -------
  Less distributions:
   From net realized gain on investments........       --           --               --                 --           --     (0.28)
                                                  -------      -------          -------            -------      -------   -------
  Net asset value at end of period..............  $ 14.94      $ 13.63          $ 13.46            $  9.88      $ 13.90   $ 17.11
                                                  =======      =======          =======            =======      =======   =======
  Total investment return (b)...................     9.61%        1.26%           36.23%(c)         (28.92%)     (18.76%)  (20.24%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment loss........................    (1.03%)      (1.63%)          (1.93%)+           (1.86%)      (1.56%)   (1.20%)
     Net expenses...............................     1.65%        1.91%            2.12%+             2.07%        1.90%     1.70%
     Expenses (before waiver/reimbursement).....     1.94%        1.95%            2.12%+             2.07%        1.90%     1.70%
  Portfolio turnover rate.......................       57%          75%              69%               132%         111%      122%
  Net assets at end of period (in 000's)........  $68,981      $70,616          $71,451            $44,037      $61,197   $99,415



-------

 *   The Fund changed its fiscal year end from December 31 to October 31.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges.
(c)  Total return is not annualized.



SMALL CAP VALUE FUND



                                                                                      Class A
                                                  -------------------------------------------------------------------------------
                                                       Year ended           January 1, 2003*
                                                      October 31,               through               Year ended December 31,
                                                  --------------------        October 31,          ------------------------------
                                                   2005         2004              2003              2002         2001      2000
                                                  -------      -------      ----------------       -------      -------   -------
  Net asset value at beginning of period........  $ 15.59      $ 14.09          $ 11.10            $ 12.84      $ 11.30   $  9.56
                                                  -------      -------          -------            -------      -------   -------
  Net investment income (loss) (a)..............    (0.05)       (0.09)           (0.08)             (0.09)       (0.05)     0.00(d)
  Net realized and unrealized gain (loss) on
   investments..................................     0.68         2.09             3.07              (1.47)        1.79      2.80
                                                  -------      -------          -------            -------      -------   -------
  Total from investment operations..............     0.63         2.00             2.99              (1.56)        1.74      2.80
                                                  -------      -------          -------            -------      -------   -------
  Less distributions:
   From net realized gain on investments........    (2.83)       (0.50)              --              (0.18)       (0.20)    (1.06)
                                                  -------      -------          -------            -------      -------   -------
  Net asset value at end of period..............  $ 13.39      $ 15.59          $ 14.09            $ 11.10      $ 12.84   $ 11.30
                                                  =======      =======          =======            =======      =======   =======
  Total investment return (b)...................     3.41%       14.46%           26.94%(c)         (12.16%)      15.43%    30.04%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)...............    (0.32%)      (0.62%)          (0.78%)+           (0.74%)      (0.41%)    0.08%
     Net expenses...............................     1.47%        1.70%            1.90%+             1.87%        1.88%     1.90%
     Expenses (before reimbursement)............     1.72%        1.78%            1.94%+             1.87%        1.88%     2.07%
  Portfolio turnover rate.......................       75%         103%              41%                46%          46%       69%
  Net assets at end of period (in 000's)........  $47,849      $55,640          $44,496            $35,197      $43,761   $27,610



-------

 *   The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period. Class I is not subject to sales charges.
(b)  Total return is calculated exclusive of sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.

                                                            FINANCIAL HIGHLIGHTS

                                                           SMALL CAP GROWTH FUND

                                      Class B                                                 Class C
      -----------------------------------------------------------------------   ------------------------------------
          Year ended        January 1, 2003*                                       Year ended       January 1, 2003*
          October 31,           through           Year ended December 31,          October 31,          through
      -------------------     October 31,      ------------------------------   -----------------     October 31,
        2005       2004           2003           2002       2001       2000      2005      2004           2003
      --------   --------   ----------------   --------   --------   --------   -------   -------   ----------------
      $  12.97   $  12.90       $   9.54       $  13.51   $  16.75   $  21.55   $ 12.97   $ 12.90       $  9.54
      --------   --------       --------       --------   --------   --------   -------   -------       -------
         (0.25)     (0.31)         (0.24)         (0.30)     (0.32)     (0.42)    (0.25)    (0.31)        (0.24)
          1.39       0.38           3.60          (3.67)     (2.92)     (4.10)     1.39      0.38          3.60
      --------   --------       --------       --------   --------   --------   -------   -------       -------
          1.14       0.07           3.36          (3.97)     (3.24)     (4.52)     1.14      0.07          3.36
      --------   --------       --------       --------   --------   --------   -------   -------       -------
            --         --             --             --         --      (0.28)       --        --            --
      --------   --------       --------       --------   --------   --------   -------   -------       -------
      $  14.11   $  12.97       $  12.90       $   9.54   $  13.51   $  16.75   $ 14.11   $ 12.97       $ 12.90
      ========   ========       ========       ========   ========   ========   =======   =======       =======
          8.79%      0.54%         35.22%(c)     (29.39%)   (19.34%)   (20.91%)    8.79%     0.54%        35.22%(c)
          1.78%     (2.38%)        (2.68%)+       (2.61%)    (2.31%)    (1.95%)   (1.78%)   (2.38%)       (2.68%)+
          2.40%      2.66%          2.87%+         2.82%      2.65%      2.45%     2.40%     2.66%         2.87%+
          2.69%      2.70%          2.87%+         2.82%      2.65%      2.45%     2.69%     2.70%         2.87%+
            57%        75%            69%           132%       111%       122%       57%       75%           69%
      $159,380   $172,478       $178,730       $131,404   $196,859   $260,999   $ 7,236   $ 7,396       $ 7,734

                 Class C
       ---------------------------

         Year ended December 31,
       ---------------------------
        2002      2001      2000
       -------   -------   -------
       $ 13.51   $ 16.75   $ 21.55
       -------   -------   -------
         (0.30)    (0.32)    (0.42)
         (3.67)    (2.92)    (4.10)
       -------   -------   -------
         (3.97)    (3.24)    (4.52)
       -------   -------   -------
            --        --     (0.28)
       -------   -------   -------
       $  9.54   $ 13.51   $ 16.75
       =======   =======   =======
        (29.39%)  (19.34%)  (20.91%)
         (2.61%)   (2.31%)   (1.95%)
          2.82%     2.65%     2.45%
          2.82%     2.65%     2.45%
           132%      111%      122%
       $ 5,248   $ 6,628   $ 9,843



                                                            SMALL CAP VALUE FUND


                                   Class B                                               Class C
      ------------------------------------------------------------------   ------------------------------------
         Year ended       January 1, 2003*                                    Year ended       January 1, 2003*
         October 31,          through          Year ended December 31,        October 31,          through
      -----------------     October 31,      ---------------------------   -----------------     October 31,
       2005      2004           2003          2002      2001      2000      2005      2004           2003
      -------   -------   ----------------   -------   -------   -------   -------   -------   ----------------
      $ 14.80   $ 13.50       $ 10.70        $ 12.48   $ 11.07   $  9.46   $ 14.80   $ 13.49       $ 10.70
      -------   -------       -------        -------   -------   -------   -------   -------       -------
        (0.14)    (0.20)        (0.15)         (0.18)    (0.13)    (0.07)    (0.15)    (0.20)        (0.15)
         0.65      2.00          2.95          (1.42)     1.74      2.74      0.66      2.01          2.94
      -------   -------       -------        -------   -------   -------   -------   -------       -------
         0.51      1.80          2.80          (1.60)     1.61      2.67      0.51      1.81          2.79
      -------   -------       -------        -------   -------   -------   -------   -------       -------
        (2.83)    (0.50)           --          (0.18)    (0.20)    (1.06)    (2.83)    (0.50)           --
      -------   -------       -------        -------   -------   -------   -------   -------       -------
      $ 12.48   $ 14.80       $ 13.50        $ 10.70   $ 12.48   $ 11.07   $ 12.48   $ 14.80       $ 13.49
      =======   =======       =======        =======   =======   =======   =======   =======       =======
         2.67%    13.59%        26.17%(c)     (12.83%)   14.57%    28.97%     2.65%    13.67%        26.07%(c)
        (1.07%)   (1.37%)       (1.53%)+       (1.49%)   (1.16%)   (0.67%)   (1.07%)   (1.37%)       (1.53%)+
         2.22%     2.45%         2.65%+         2.62%     2.63%     2.65%     2.22%     2.45%         2.65%+
         2.47%     2.53%         2.69%+         2.62%     2.63%     2.82%     2.47%     2.53%         2.69%+
           75%      103%           41%            46%       46%       69%       75%      103%           41%
      $63,611   $66,355       $60,384        $53,819   $67,377   $32,777   $12,070   $10,054       $ 9,501

                 Class C                   Class I
       ---------------------------   -------------------
                                     February 16, 2005**
         Year ended December 31,           through
       ---------------------------       October 31,
        2002      2001      2000            2005
       -------   -------   -------   -------------------
       $ 12.48   $ 11.07   $  9.46         $ 14.01
       -------   -------   -------         -------
         (0.18)    (0.13)    (0.07)           0.02
         (1.42)     1.74      2.74           (0.59)
       -------   -------   -------         -------
         (1.60)     1.61      2.67           (0.57)
       -------   -------   -------         -------
         (0.18)    (0.20)    (1.06)             --
       -------   -------   -------         -------
       $ 10.70   $ 12.48   $ 11.07         $ 13.44
       =======   =======   =======         =======
        (12.83%)   14.57%    28.97%          (4.07%)(c)
         (1.49%)   (1.16%)   (0.67%)          0.25%+
          2.62%     2.63%     2.65%           0.96%+
          2.62%     2.63%     2.82%           1.21%+
            46%       46%       69%             75%
       $ 9,403   $12,250   $ 2,090         $20,322

FINANCIAL HIGHLIGHTS

VALUE FUND


                                                                                Class A
                                       ------------------------------------------------------------------------------------------
                                                                         January 1,
                                                Year ended                  2003*
                                               October 31,                 through                Year ended December 31,
                                       ----------------------------      October 31,      ---------------------------------------
                                          2005             2004             2003            2002          2001           2000
                                       -----------      -----------      -----------      --------      --------      -----------
  Net asset value at beginning of
   period........................       $  18.39         $  16.56         $  14.13        $  18.52      $  19.12       $  18.18
                                        --------         --------         --------        --------      --------       --------
  Net investment income..........           0.16(a)          0.14(a)          0.11            0.12          0.19           0.15
  Net realized and unrealized
   gain (loss) on investments....           1.70             1.74             2.42           (4.23)        (0.52)          1.96
                                        --------         --------         --------        --------      --------       --------
  Total from investment
   operations....................           1.86             1.88             2.53           (4.11)        (0.33)          2.11
                                        --------         --------         --------        --------      --------       --------
  Less dividends and
   distributions:
   From net investment income....          (0.16)           (0.05)           (0.10)          (0.11)        (0.19)         (0.15)
   From net realized gain on
     investments.................             --               --               --           (0.17)        (0.08)         (0.91)
   Return of capital.............             --               --               --              --            --          (0.11)
                                        --------         --------         --------        --------      --------       --------
  Total dividends and
   distributions.................          (0.16)           (0.05)           (0.10)          (0.28)        (0.27)         (1.17)
                                        --------         --------         --------        --------      --------       --------
  Net asset value at end of
   period........................       $  20.09         $  18.39         $  16.56        $  14.13      $  18.52       $  19.12
                                        ========         ========         ========        ========      ========       ========
  Total investment return (b)....          10.13%           11.36%           18.02%(d)      (22.16%)       (1.74%)        11.89%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income.......           0.82%            0.77%            0.93%+          0.82%         0.99%          0.73%
     Net expenses................           1.21%            1.30%            1.38%+          1.30%         1.20%          1.20%
     Expenses (before
      reimbursement).............           1.28%            1.30%            1.38%+          1.30%         1.20%          1.20%
  Portfolio turnover rate........             43%              53%              47%             66%           88%            92%
  Net assets at end of period (in
   000's)........................       $128,918         $118,818         $112,745        $101,999      $141,703       $113,111



                                                                                Class C
                                       ------------------------------------------------------------------------------------------
                                                                         January 1,
                                                Year ended                  2003*
                                               October 31,                 through                Year ended December 31,
                                       ----------------------------      October 31,      ---------------------------------------
                                          2005             2004             2003            2002          2001           2000
                                       -----------      -----------      -----------      --------      --------      -----------
  Net asset value at beginning of
   period........................       $  18.28         $  16.55         $  14.13        $  18.53      $  19.12       $  18.09
                                        --------         --------         --------        --------      --------       --------
  Net investment income..........           0.02(a)          0.00(a)(c)       0.02            0.01          0.04           0.01
  Net realized and unrealized
   gain (loss) on investments....           1.67             1.75             2.42           (4.23)        (0.51)          1.95
                                        --------         --------         --------        --------      --------       --------
  Total from investment
   operations....................           1.69             1.75             2.44           (4.22)        (0.47)          1.96
                                        --------         --------         --------        --------      --------       --------
  Less dividends and
   distributions:
   From net investment income....          (0.01)           (0.02)           (0.02)          (0.01)        (0.04)         (0.01)
   From net realized gain on
     investments.................             --               --               --           (0.17)        (0.08)         (0.91)
   Return of capital                          --               --               --              --            --          (0.01)
                                        --------         --------         --------        --------      --------       --------
  Total dividends and
   distributions.................          (0.01)           (0.02)           (0.02)          (0.18)        (0.12)         (0.93)
                                        --------         --------         --------        --------      --------       --------
  Net asset value at end of
   period........................       $  19.96         $  18.28         $  16.55        $  14.13      $  18.53       $  19.12
                                        ========         ========         ========        ========      ========       ========
  Total investment return (b)....           9.27%           10.56%           17.26%(d)      (22.76%)       (2.45%)        11.05%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income
      (loss).....................           0.07%            0.02%            0.18%+          0.07%         0.24%         (0.02%)
     Net expenses................           1.96%            2.05%            2.13%+          2.05%         1.95%          1.95%
     Expenses (before
      reimbursement).............           2.03%            2.05%            2.13%+          2.05%         1.95%          1.95%
  Portfolio turnover rate........             43%              53%              47%             66%           88%            92%
  Net assets at end of period (in
   000's)........................       $ 13,555         $  4,418         $  3,095        $  2,336      $  1,631       $    774



-------

     The Fund changed its fiscal year end from December 31 to
 *   October 31.
**   Commencement of operations.
 +   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges.
(b)  Classes I, R1 and R2 are not subject to sales charges.
(c)  Less than one cent per share.
(d)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                                      VALUE FUND


                                        Class B
      ----------------------------------------------------------------------------
                                      January 1,
             Year ended                  2003*
             October 31,                through        Year ended December 31,
      -------------------------       October 31,   ------------------------------
         2005          2004              2003         2002       2001       2000
      -----------   -----------       -----------   --------   --------   --------
       $  18.28      $  16.55          $  14.13     $  18.53   $  19.12   $  18.09
       --------      --------          --------     --------   --------   --------
           0.01(a)       0.00(a)(c)        0.02         0.01       0.04       0.01
           1.68          1.75              2.42        (4.23)     (0.51)      1.95
       --------      --------          --------     --------   --------   --------
           1.69          1.75              2.44        (4.22)     (0.47)      1.96
       --------      --------          --------     --------   --------   --------
          (0.01)        (0.02)            (0.02)       (0.01)     (0.04)     (0.01)
             --            --                --        (0.17)     (0.08)     (0.91)
             --            --                --           --         --      (0.01)
       --------      --------          --------     --------   --------   --------
          (0.01)        (0.02)            (0.02)       (0.18)     (0.12)     (0.93)
       --------      --------          --------     --------   --------   --------
       $  19.96      $  18.28          $  16.55     $  14.13   $  18.53   $  19.12
       ========      ========          ========     ========   ========   ========
           9.27%        10.56%            17.26%(d)   (22.76%)    (2.45%)    11.05%
           0.07%         0.02%             0.18%+       0.07%      0.24%     (0.02%)
           1.96%         2.05%             2.13%+       2.05%      1.95%      1.95%
           2.03%         2.05%             2.13%+       2.05%      1.95%      1.95%
             43%           53%               47%          66%        88%        92%
       $560,139      $563,838          $560,740     $517,050   $753,299   $819,003



               Class I                    Class R1                    Class R2
      -------------------------   -------------------------   -------------------------
                    January 2,                  January 2,                  January 2,
                      2004**                      2004**                      2004**
      Year ended      through     Year ended      through     Year ended      through
      October 31,   October 31,   October 31,   October 31,   October 31,   October 31,
         2005          2004          2005          2004          2005          2004
      -----------   -----------   -----------   -----------   -----------   -----------
        $18.43        $17.86        $18.42        $17.86        $ 18.38       $17.86
        ------        ------        ------        ------        -------       ------
          0.21(a)       0.09(a)       0.21(a)       0.07(a)        0.16(a)      0.12(a)
          1.69          0.48          1.69          0.49           1.67         0.40
        ------        ------        ------        ------        -------       ------
          1.90          0.57          1.90          0.56           1.83         0.52
        ------        ------        ------        ------        -------       ------
         (0.27)           --         (0.27)           --          (0.20)          --
            --            --            --            --             --           --
            --            --            --            --             --           --
        ------        ------        ------        ------        -------       ------
            --            --            --            --             --           --
        ------        ------        ------        ------        -------       ------
        $20.06        $18.43        $20.05        $18.42        $ 20.01       $18.38
        ======        ======        ======        ======        =======       ======
         10.36%         3.19%(d)     10.31%         3.14%(d)      10.02%        2.91%(d)
          1.13%         1.11%+        1.03%         1.01%+         0.79%        0.76%+
          0.90%         0.96%+        1.00%         1.06%+         1.24%        1.31%+
          0.97%         0.96%+        1.07%         1.06%+         1.31%        1.31%+
            43%           53%           43%           53%            43%          53%
        $    1        $    1        $    1        $    1        $11,356       $4,856

FINANCIAL HIGHLIGHTS

DIVERSIFIED INCOME FUND


                                                                                      Class A
                                                  -------------------------------------------------------------------------------
                                                                            January 1,
                                                       Year ended              2003*
                                                      October 31,             through              Year ended December 31,
                                                  --------------------      October 31,      ------------------------------------
                                                   2005         2004           2003           2002         2001           2000
                                                  -------      -------      -----------      -------      -------      ----------
  Net asset value at beginning of period....      $  9.01      $  8.77        $  7.97        $  8.22      $  8.37       $  9.20
                                                  -------      -------        -------        -------      -------       -------
  Net investment income.....................         0.39(a)      0.40(a)        0.39(a)        0.55(a)      0.67(a)(e)     0.73
  Net realized and unrealized gain (loss) on
   investments..............................        (0.24)        0.37           0.86          (0.03)       (0.14)(e)     (0.61)
  Net realized and unrealized gain (loss) on
   foreign currency transactions............         0.04        (0.05)          0.01          (0.15)        0.01         (0.26)
                                                  -------      -------        -------        -------      -------       -------
  Total from investment operations..........         0.19         0.72           1.26           0.37         0.54         (0.14)
                                                  -------      -------        -------        -------      -------       -------
  Less dividends and distributions:
   From net investment income...............        (0.39)       (0.48)         (0.38)         (0.46)       (0.62)        (0.55)
   Return of capital........................           --           --          (0.08)         (0.16)       (0.07)        (0.14)
                                                  -------      -------        -------        -------      -------       -------
  Total dividends and distributions.........        (0.39)       (0.48)         (0.46)         (0.62)       (0.69)        (0.69)
                                                  -------      -------        -------        -------      -------       -------
  Net asset value at end of period..........      $  8.81      $  9.01        $  8.77        $  7.97      $  8.22       $  8.37
                                                  =======      =======        =======        =======      =======       =======
  Total investment return (b)...............         2.11%        8.44%         16.22%(c)       4.78%        6.62%        (1.57%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income..................         4.32%        4.48%          5.59%+         6.95%        7.95%(e)      8.27%
     Net expenses...........................         1.34%        1.41%          1.46%+         1.49%        1.44%         1.47%
     Expenses (before reimbursement)........         1.40%        1.41%          1.46%+         1.49%        1.44%         1.47%
  Portfolio turnover rate...................          105%          84%            80%            84%         141%          187%
  Net assets at end of period (in 000's)....      $40,076      $37,179        $31,042        $18,297      $15,066       $18,909



                                                                                      Class C
                                                  -------------------------------------------------------------------------------
                                                                            January 1,
                                                       Year ended              2003*
                                                      October 31,             through              Year ended December 31,
                                                  --------------------      October 31,      ------------------------------------
                                                   2005         2004           2003           2002         2001           2000
                                                  -------      -------      -----------      -------      -------      ----------
  Net asset value at beginning of period          $  8.99      $  8.75        $  7.95        $  8.20      $  8.36       $  9.19
                                                  -------      -------        -------        -------      -------       -------
  Net investment income                              0.32(a)      0.33(a)        0.34(a)        0.49(a)      0.61(a)(e)     0.67
  Net realized and unrealized gain (loss) on
   investments                                      (0.25)        0.39           0.86          (0.03)       (0.15)(e)     (0.61)
  Net realized and unrealized gain (loss) on
   foreign currency transactions                     0.04        (0.06)          0.01          (0.15)        0.01         (0.26)
                                                  -------      -------        -------        -------      -------       -------
  Total from investment operations                   0.11         0.66           1.21           0.31         0.47         (0.20)
                                                  -------      -------        -------        -------      -------       -------
  Less dividends and distributions:
   From net investment income                       (0.32)       (0.42)         (0.34)         (0.42)       (0.56)        (0.50)
   Return of capital                                   --           --          (0.07)         (0.14)       (0.07)        (0.13)
                                                  -------      -------        -------        -------      -------       -------
  Total dividends and distributions                 (0.32)       (0.42)         (0.41)         (0.56)       (0.63)        (0.63)
                                                  -------      -------        -------        -------      -------       -------
  Net asset value at end of period                $  8.78      $  8.99        $  8.75        $  7.95      $  8.20       $  8.36
                                                  =======      =======        =======        =======      =======       =======
  Total investment return (b)                        1.23%        7.68%         15.55%(c)       3.99%        5.78%        (2.28%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income                           3.57%        3.73%          4.84%+         6.20%        7.20%(e)      7.52%
     Net expenses                                    2.09%        2.16%          2.21%+         2.24%        2.19%         2.22%
     Expenses (before reimbursement)                 2.15%        2.16%          2.21%+         2.24%        2.19%         2.22%
  Portfolio turnover rate                             105%          84%            80%            84%         141%          187%
  Net assets at end of period (in 000's)          $14,004      $14,449        $10,573        $ 5,967      $ 2,965       $ 2,895



-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.
(e)  As required, effective January 1, 2001 the Fund has adopted the provisions of AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



Decrease net investment income..............................    ($0.00)(d)       ($0.00)(d)       ($0.00)(d)
Increase net realized and unrealized gains and losses.......      0.00(d)          0.00(d)          0.00(d)
Decrease ratio of net investment income.....................     (0.13%)          (0.13%)          (0.13%)

                                                            FINANCIAL HIGHLIGHTS

                                                         DIVERSIFIED INCOME FUND

                                                  Class B
           --------------------------------------------------------------------------------------
                                             January 1,
                    Year ended                  2003*
                   October 31,                 through              Year ended December 31,
           ----------------------------      October 31,      -----------------------------------
              2005             2004             2003           2002         2001           2000
           -----------      -----------      -----------      -------      -------        -------
             $  8.99          $  8.75          $  7.95        $  8.20      $  8.36        $  9.19
             -------          -------          -------        -------      -------        -------
                0.32(a)          0.33(a)          0.34(a)        0.49(a)      0.61 (a)(e)    0.67
               (0.25)            0.39             0.86          (0.03)       (0.15)(e)      (0.61)
                0.04            (0.06)            0.01          (0.15)        0.01          (0.26)
             -------          -------          -------        -------      -------        -------
                0.11             0.66             1.21           0.31         0.47          (0.20)
             -------          -------          -------        -------      -------        -------
               (0.32)           (0.42)           (0.34)         (0.42)       (0.56)         (0.50)
                  --               --            (0.07)         (0.14)       (0.07)         (0.13)
             -------          -------          -------        -------      -------        -------
               (0.32)           (0.42)           (0.41)         (0.56)       (0.63)         (0.63)
             -------          -------          -------        -------      -------        -------
             $  8.78          $  8.99          $  8.75        $  7.95      $  8.20        $  8.36
             =======          =======          =======        =======      =======        =======
                1.23%            7.68%           15.55%(c)       3.99%        5.78%         (2.28%)
                3.57%            3.73%            4.84%+         6.20%        7.20%(e)       7.52%
                2.09%            2.16%            2.21%+         2.24%        2.19%          2.22%
                2.15%            2.16%            2.21%+         2.24%        2.19%          2.22%
                 105%              84%              80%            84%         141%           187%
             $71,515          $77,933          $73,799        $55,842      $51,694        $47,607





                     Class I
           ----------------------------
                            January 2,
                              2004**
           Year ended         through
           October 31,      October 31,
              2005             2004
           -----------      -----------
             $  9.02          $  8.96
             -------          -------
                0.42(a)          0.33(a)
               (0.25)            0.16
                0.04            (0.02)
             -------          -------
                0.21             0.47
             -------          -------
               (0.42)           (0.41)
                  --               --
             -------          -------
                  --               --
             -------          -------
             $  8.81          $  9.02
             =======          =======
                2.32%            5.44%(c)
                4.69%            4.77%+
                0.97%            1.12%+
                1.03%            1.12%+
                 105%              84%
             $   232          $    72

FINANCIAL HIGHLIGHTS

GOVERNMENT FUND


                                                                                  Class A
                                           -------------------------------------------------------------------------------------
                                                                             January 1,
                                                    Year ended                  2003*
                                                   October 31,                 through             Year ended December 31,
                                           ----------------------------      October 31,      ----------------------------------
                                              2005             2004             2003           2002         2001          2000
                                           -----------      -----------      -----------      -------      -------       -------
  Net asset value at beginning of
   period.................................   $  8.40          $  8.42          $  8.67        $  8.25      $  8.19       $  7.75
                                             -------          -------          -------        -------      -------       -------
  Net investment income...................      0.26             0.25             0.20           0.32         0.39(a)(f)    0.46(a)
  Net realized and unrealized gain (loss)
   on investments.........................     (0.21)            0.05            (0.16)          0.47         0.12(f)       0.45
                                             -------          -------          -------        -------      -------       -------
  Total from investment operations........      0.05             0.30             0.04           0.79         0.51          0.91
                                             -------          -------          -------        -------      -------       -------
  Less dividends and distributions:
   From net investment income.............     (0.27)           (0.28)           (0.29)         (0.37)       (0.39)        (0.46)
   Return of capital......................        --            (0.04)              --             --        (0.06)        (0.01)
                                             -------          -------          -------        -------      -------       -------
  Total dividends and distributions.......     (0.27)           (0.32)           (0.29)         (0.37)       (0.45)        (0.47)
                                             -------          -------          -------        -------      -------       -------
  Net asset value at end of period........   $  8.18          $  8.40          $  8.42        $  8.67      $  8.25       $  8.19
                                             =======          =======          =======        =======      =======       =======
  Total investment return (b).............      0.59%            3.60%            0.50%(c)       9.75%        6.33%        12.20%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income................      3.09%            2.96%            2.85%+         3.76%        4.71%(f)      5.89%
     Net expenses.........................      1.05%            1.25%            1.25%+         1.19%        1.17%         1.16%
     Expenses (before
      waiver/reimbursement)...............      1.34%            1.27%            1.25%+         1.19%        1.17%         1.16%
  Portfolio turnover rate.................       164%(e)          110%              99%           117%         151%          324%
  Net assets at end of period (in
   000's).................................   $76,816          $86,516          $99,852        $92,581      $59,405       $58,674



                                                                                  Class C
                                           -------------------------------------------------------------------------------------
                                                                             January 1,
                                                    Year ended                  2003*
                                                   October 31,                 through             Year ended December 31,
                                           ----------------------------      October 31,      ----------------------------------
                                              2005             2004             2003           2002         2001          2000
                                           -----------      -----------      -----------      -------      -------       -------
  Net asset value at beginning of
   period.................................   $  8.39          $  8.40          $  8.66        $  8.24      $  8.18       $  7.73
                                             -------          -------          -------        -------      -------       -------
  Net investment income...................      0.20             0.17             0.14           0.26         0.33(a)(f)    0.40(a)
  Net realized and unrealized gain (loss)
   on investments.........................     (0.21)            0.07            (0.16)          0.46         0.12(f)       0.46
                                             -------          -------          -------        -------      -------       -------
  Total from investment operations........     (0.01)            0.24            (0.02)          0.72         0.45          0.86
                                             -------          -------          -------        -------      -------       -------
  Less dividends and distributions:
   From net investment income.............     (0.21)           (0.21)           (0.24)         (0.30)       (0.34)        (0.41)
   Return of capital......................        --            (0.04)              --             --        (0.05)        (0.00)(d)
                                             -------          -------          -------        -------      -------       -------
  Total dividends and distributions.......     (0.21)           (0.25)           (0.24)         (0.30)       (0.39)        (0.41)
                                             -------          -------          -------        -------      -------       -------
  Net asset value at end of period........   $  8.17          $  8.39          $  8.40        $  8.66      $  8.24       $  8.18
                                             =======          =======          =======        =======      =======       =======
  Total investment return (b).............     (0.17%)           2.92%           (0.25%)(c)      8.94%        5.54%        11.49%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income................      2.34%            2.21%            2.10%+         3.01%        3.96%(f)      5.14%
     Net expenses.........................      1.80%            2.00%            2.00%+         1.94%        1.92%         1.91%
     Expenses (before
      waiver/reimbursement)...............      2.09%            2.02%            2.00%+         1.94%        1.92%         1.91%
  Portfolio turnover rate                        164%(e)          110%              99%           117%         151%          324%
  Net assets at end of period (in
   000's).................................   $ 7,772          $ 8,620          $12,385        $17,940      $ 9,245       $ 5,059



-------

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.
(e)  The portfolio turnover rate not including mortgage dollar rolls for the year ended October
     31, 2005 is 31%.
(f)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 is shown below.
     Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



                                                                CLASS A    CLASS B    CLASS C
                                                                -------    -------    -------
Decrease net investment income..............................    ($0.03)    ($0.03)    ($0.03)
Increase net realized gain and unrealized gains and
 losses.....................................................      0.03       0.03       0.03
Decrease ratio of net investment income.....................     (0.37%)    (0.37%)    (0.37%)

                                                            FINANCIAL HIGHLIGHTS

                                                                 GOVERNMENT FUND


                                                 Class B
      ----------------------------------------------------------------------------------------------
                                  January 1,
             Year ended              2003*
             October 31,            through                    Year ended December 31,
      -------------------------   October 31,     --------------------------------------------------
         2005          2004          2003                2002                 2001            2000
      -----------   -----------   -----------     ------------------   ------------------   --------
       $   8.39      $   8.40      $   8.66            $   8.24             $   8.18        $   7.73
       --------      --------      --------            --------             --------        --------
           0.20          0.17          0.14                0.26                 0.33(a)(f)      0.40(a)
          (0.21)         0.07         (0.16)               0.46                 0.12(f)         0.46
       --------      --------      --------            --------             --------        --------
          (0.01)         0.24         (0.02)               0.72                 0.45            0.86
       --------      --------      --------            --------             --------        --------
          (0.21)        (0.21)        (0.24)              (0.30)               (0.34)          (0.41)
             --         (0.04)           --                  --                (0.05)          (0.00)(d)
       --------      --------      --------            --------             --------        --------
          (0.21)        (0.25)        (0.24)              (0.30)               (0.39)          (0.41)
       --------      --------      --------            --------             --------        --------
       $   8.17      $   8.39      $   8.40            $   8.66             $   8.24        $   8.18
       ========      ========      ========            ========             ========        ========
          (0.17%)        2.92%        (0.25%)(c)           8.94%                5.54%          11.49%
           2.34%         2.21%         2.10%+              3.01%                3.96%(f)        5.14%
           1.80%         2.00%         2.00%+              1.94%                1.92%           1.91%
           2.09%         2.02%         2.00%+              1.94%                1.92%           1.91%
            164%(e)       110%           99%                117%                 151%            324%
       $274,566      $333,884      $408,180            $477,341             $411,271        $403,374



               Class I
    -----------------------------
                      January 2,
                        2004**
    Year ended         through
    October 31,      October 31,
       2005              2004
    -----------      ------------
     $   8.41           $ 8.44
     --------           ------
         0.37             0.29
        (0.28)           (0.04)
     --------           ------
         0.09             0.25
     --------           ------
        (0.29)           (0.28)
           --               --
     --------           ------
        (0.29)           (0.28)
     --------           ------
     $   8.21           $ 8.41
     ========           ======
         1.08%            2.99%(c)
         3.47%            3.34%+
         0.67%            0.87%+
         0.96%            0.89%+
          164%(e)          110%
     $     16           $   26

FINANCIAL HIGHLIGHTS

HIGH YIELD CORPORATE BOND FUND


                                                                                   Class A
                                            -------------------------------------------------------------------------------------
                                                                            January 1,
                                                                               2003*
                                                    Year ended                through              Year ended December 31,
                                                   October 31,              October 31,      ------------------------------------
                                               2005            2004            2003            2002          2001          2000
                                            ----------      ----------      -----------      --------      --------      --------
  Net asset value at beginning of
   period.................................  $     6.32      $     6.05      $     4.95       $   5.56      $   6.10      $   7.41
                                            ----------      ----------      ----------       --------      --------      --------
  Net investment income...................        0.45            0.46(a)         0.39           0.51          0.65(e)       0.80
  Net realized and unrealized gain (loss)
   on investments.........................       (0.09)           0.25            1.12          (0.54)        (0.50)(e)     (1.25)
  Net realized and unrealized gain (loss)
   on foreign currency transactions.......        0.00(c)         0.02            0.00(c)       (0.02)         0.00(c)       0.02
                                            ----------      ----------      ----------       --------      --------      --------
  Total from investment operations........        0.36            0.73            1.51          (0.05)         0.15         (0.43)
                                            ----------      ----------      ----------       --------      --------      --------
  Less dividends and distributions:
   From net investment income.............       (0.46)          (0.46)          (0.40)         (0.51)        (0.65)        (0.83)
   From net realized gain on
     investments..........................          --              --              --             --            --         (0.05)
   Return of capital......................          --              --           (0.01)         (0.05)        (0.04)           --
                                            ----------      ----------      ----------       --------      --------      --------
  Total dividends and distributions.......       (0.46)          (0.46)          (0.41)         (0.56)        (0.69)        (0.88)
                                            ----------      ----------      ----------       --------      --------      --------
  Redemption fee (a)......................        0.00(c)         0.00(c)           --             --            --            --
                                            ----------      ----------      ----------       --------      --------      --------
  Net asset value at end of period........  $     6.22      $     6.32      $     6.05       $   4.95      $   5.56      $   6.10
                                            ==========      ==========      ==========       ========      ========      ========
  Total investment return (b).............        5.86%          12.53%          31.57%(d)      (0.78%)        2.49%        (6.48%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income................        7.10%           7.44%           8.43%+         9.63%        10.84%(e)     11.35%
     Net expenses.........................        1.02%           1.01%           1.01%+         1.07%         1.04%         1.03%
     Expenses (before reimbursement)......        1.02%           1.01%           1.01%+         1.08%         1.08%         1.07%
  Portfolio turnover rate.................          35%             41%             47%            50%           51%           54%
  Net assets at end of period (in
   000's).................................  $1,381,080      $1,279,164      $1,265,856       $850,899      $710,205      $456,770



                                                                                   Class C
                                            -------------------------------------------------------------------------------------
                                                                            January 1,
                                                    Year ended                 2003*
                                                   October 31,                through              Year ended December 31,
                                            --------------------------      October 31,      ------------------------------------
                                               2005            2004            2003            2002          2001          2000
                                            ----------      ----------      -----------      --------      --------      --------
  Net asset value at beginning of
   period.................................  $     6.30      $     6.04      $     4.94       $   5.55      $   6.09      $   7.40
                                            ----------      ----------      ----------       --------      --------      --------
  Net investment income...................        0.40            0.42(a)         0.36           0.46          0.61(e)       0.74
  Net realized and unrealized gain (loss)
   on investments.........................       (0.09)           0.24            1.12          (0.53)        (0.50)(e)     (1.25)
  Net realized and unrealized gain (loss)
   on foreign currency transactions.......        0.00(c)         0.02            0.00(c)       (0.02)         0.00(c)       0.02
                                            ----------      ----------      ----------       --------      --------      --------
  Total from investment operations........        0.31            0.68            1.48          (0.09)         0.11         (0.49)
                                            ----------      ----------      ----------       --------      --------      --------
  Less dividends and distributions:
   From net investment income.............       (0.42)          (0.42)          (0.38)         (0.48)        (0.61)        (0.77)
   From net realized gain on
     investments..........................          --              --              --             --            --         (0.05)
   Return of capital......................          --              --           (0.00)(c)      (0.04)        (0.04)           --
                                            ----------      ----------      ----------       --------      --------      --------
  Total dividends and distributions.......       (0.42)          (0.42)          (0.38)         (0.52)        (0.65)        (0.82)
                                            ----------      ----------      ----------       --------      --------      --------
  Redemption fee (a)......................        0.00(c)         0.00(c)           --             --            --            --
                                            ----------      ----------      ----------       --------      --------      --------
  Net asset value at end of period........  $     6.19      $     6.30      $     6.04       $   4.94      $   5.55      $   6.09
                                            ==========      ==========      ==========       ========      ========      ========
  Total investment return (b).............        5.04%          11.65%          30.82%(d)      (1.53%)        1.72%        (7.20%)
  Ratios (to average net assets)/
   Supplemental Data:
   Net investment income..................        6.35%           6.69%           7.68%+         8.88%        10.09%(e)     10.60%
   Net expenses...........................        1.77%           1.76%           1.76%+         1.82%         1.79%         1.78%
   Expenses (before reimbursement)........        1.77%           1.76%           1.76%+         1.83%         1.83%         1.82%
  Portfolio turnover rate.................          35%             41%             47%            50%           51%           54%
  Net assets at end of period (in
   000's).................................  $  401,923      $  419,496      $  422,392       $236,791      $174,205      $106,709



-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



                                                              CLASS A      CLASS B      CLASS C
                                                              -------      -------      -------
Decrease in net investment income...........................   (0.00)(c)    (0.00)(c)    (0.00)(c)
Increase net realized and unrealized gains and losses.......    0.00(c)      0.00(c)      0.00(c)
Decrease ratio of net investment income.....................   (0.04%)      (0.04%)      (0.04%)

                                                            FINANCIAL HIGHLIGHTS

                                                  HIGH YIELD CORPORATE BOND FUND


                                                 Class B
       -------------------------------------------------------------------------------------------
                                       January 1,
               Year ended                 2003*
              October 31,                through                 Year ended December 31,
       --------------------------      October 31,      ------------------------------------------
          2005            2004            2003             2002            2001            2000
       ----------      ----------      -----------      ----------      ----------      ----------
       $     6.30      $     6.04      $     4.94       $     5.55      $     6.09      $     7.40
       ----------      ----------      ----------       ----------      ----------      ----------
             0.40            0.42(a)         0.36             0.46            0.61 (e)        0.74
            (0.08)           0.24            1.12            (0.53)          (0.50)(e)       (1.25)
             0.00(c)         0.02            0.00(c)         (0.02)           0.00(c)         0.02
       ----------      ----------      ----------       ----------      ----------      ----------
             0.32            0.68            1.48            (0.09)           0.11           (0.48)
       ----------      ----------      ----------       ----------      ----------      ----------
            (0.43)          (0.42)          (0.38)           (0.48)          (0.61)          (0.77)
               --              --           (0.00)(c)        (0.04)          (0.04)          (0.05)
               --              --              --               --              --              --
       ----------      ----------      ----------       ----------      ----------      ----------
            (0.43)          (0.42)          (0.38)           (0.52)          (0.65)          (0.82)
       ----------      ----------      ----------       ----------      ----------      ----------
             0.00(c)         0.00(c)           --               --              --              --
       ----------      ----------      ----------       ----------      ----------      ----------
       $     6.19      $     6.30      $     6.04       $     4.94      $     5.55      $     6.09
       ==========      ==========      ==========       ==========      ==========      ==========
             5.04%          11.65%          30.82%(d)        (1.53%)          1.72%          (7.20%)
             6.35%           6.69%           7.68%+           8.88%          10.09%(e)       10.60%
             1.77%           1.76%           1.76%+           1.82%           1.79%           1.78%
             1.77%           1.76%           1.76%+           1.83%           1.83%           1.82%
               35%             41%             47%              50%             51%             54%
       $2,486,331      $2,814,176      $2,876,134       $2,211,253      $2,475,037      $2,609,320



                Class I
      ----------------------------
                       January 2,
                         2004**
      Year ended         through
      October 31,      October 31,
         2005             2004
      -----------      -----------
      $     6.32       $     6.24
      ----------       ----------
            0.48             0.41(a)
           (0.10)            0.07
            0.00(c)          0.00(c)
      ----------       ----------
            0.38             0.48
      ----------       ----------
           (0.48)           (0.40)
              --               --
              --               --
      ----------       ----------
              --               --
      ----------       ----------
            0.00(c)          0.00(c)
      ----------       ----------
      $     6.22       $     6.32
      ==========       ==========
            6.12%            7.97%(d)
            7.31%            7.79%+
            0.81%            0.66%+
            0.81%            0.66%+
              35%              41%
      $   68,659       $   22,868

FINANCIAL HIGHLIGHTS

MONEY MARKET FUND


                                                                                     Class A
                                                ---------------------------------------------------------------------------------
                                                                            January 1,
                                                      Year ended               2003*
                                                     October 31,              through              Year ended December 31,
                                                ----------------------      October 31,      ------------------------------------
                                                  2005          2004           2003            2002          2001          2000
                                                --------      --------      -----------      --------      --------      --------
  Net asset value at beginning of period        $   1.00      $   1.00       $   1.00        $   1.00      $   1.00      $   1.00
                                                --------      --------       --------        --------      --------      --------
  Net investment income                             0.02          0.01           0.00(b)         0.01          0.04          0.06
  Net realized and unrealized gain on
   investments                                      0.00(b)       0.00(b)          --            0.00(b)         --            --
                                                --------      --------       --------        --------      --------      --------
  Total from investment operations                  0.02          0.01           0.00(b)         0.01          0.04          0.06
                                                --------      --------       --------        --------      --------      --------
  Less dividends and distributions:
   From net investment income                      (0.02)        (0.01)         (0.00)(b)       (0.01)        (0.04)        (0.06)
   From net realized gain on investments              --         (0.00)(b)         --           (0.00)(b)        --            --
                                                --------      --------       --------        --------      --------      --------
  Total dividends and distributions                (0.02)        (0.01)         (0.00)(b)       (0.01)        (0.04)        (0.06)
                                                --------      --------       --------        --------      --------      --------
  Net asset value at end of period              $   1.00      $   1.00       $   1.00        $   1.00      $   1.00      $   1.00
                                                ========      ========       ========        ========      ========      ========
  Total investment return                           2.20%         0.54%          0.44%(a)        1.22%         3.72%         5.87%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income                          2.21%         0.54%          0.53%+          1.20%         3.59%         5.71%
     Net expenses                                   0.70%         0.70%          0.70%+          0.70%         0.70%         0.70%
     Expenses (before reimbursement)                0.99%         1.02%          1.01%+          0.94%         0.90%         0.89%
  Net assets at end of period (in 000's)        $205,154      $197,310       $173,978        $221,106      $223,807      $167,720


-------


 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 +   Annualized.
(a)  Total return is not annualized.
(b)  Less than one cent per share.

                                                            FINANCIAL HIGHLIGHTS

                                                               MONEY MARKET FUND

                                           Class B                                                          Class C
      ---------------------------------------------------------------------------------      -------------------------------------
                                  January 1,                                                                           January 1,
            Year ended               2003*                                                        Year ended              2003*
           October 31,              through              Year ended December 31,                 October 31,             through
      ----------------------      October 31,      ------------------------------------      --------------------      October 31,
        2005          2004           2003            2002          2001          2000         2005         2004           2003
      --------      --------      -----------      --------      --------      --------      -------      -------      -----------
      $   1.00      $   1.00       $   1.00        $   1.00      $   1.00      $   1.00      $  1.00      $  1.00        $  1.00
      --------      --------       --------        --------      --------      --------      -------      -------        -------
          0.02          0.01           0.00(b)         0.01          0.04          0.06         0.02         0.01           0.00(b)
          0.00(b)       0.00(b)          --            0.00(b)         --            --         0.00(b)      0.00(b)          --
      --------      --------       --------        --------      --------      --------      -------      -------        -------
          0.02          0.01           0.00(b)         0.01          0.04          0.06         0.02         0.01           0.00(b)
      --------      --------       --------        --------      --------      --------      -------      -------        -------
         (0.02)        (0.01)         (0.00)(b)       (0.01)        (0.04)        (0.06)       (0.02)       (0.01)         (0.00)(b)
            --         (0.00)(b)         --(b)        (0.00)(b)        --            --                     (0.00)(b)         --
      --------      --------       --------        --------      --------      --------      -------      -------        -------
         (0.02)        (0.01)         (0.00)          (0.01)        (0.04)        (0.06)       (0.02)       (0.01)         (0.00)(b)
      --------      --------       --------        --------      --------      --------      -------      -------        -------
      $   1.00      $   1.00       $   1.00        $   1.00      $   1.00      $   1.00      $  1.00      $  1.00        $  1.00
      ========      ========       ========        ========      ========      ========      =======      =======        =======
          2.20%         0.54%          0.44%(a)        1.22%         3.72%         5.87%        2.20%       0.54%          0.44%(a)
          2.21%         0.54%          0.53%+          1.20%         3.59%         5.71%        2.21%       0.54%          0.53%+
          0.70%         0.70%          0.70%+          0.70%         0.70%         0.70%        0.70%       0.70%          0.70%+
          0.99%         1.02%          1.01%+          0.94%         0.90%         0.89%        0.99%       1.02%          1.01%+
      $246,104      $295,963       $354,215        $429,488      $439,927      $408,275      $20,426      $31,273        $16,958

                   Class C
       --------------------------------

           Year ended December 31,
       --------------------------------
        2002         2001         2000
       -------      -------      ------
       $  1.00      $  1.00      $ 1.00
       -------      -------      ------
          0.01         0.04        0.06
          0.00(b)        --          --
       -------      -------      ------
          0.01         0.04        0.06
       -------      -------      ------
         (0.01)       (0.04)      (0.06)
         (0.00)(b)       --          --
       -------      -------      ------
         (0.01)       (0.04)      (0.06)
       -------      -------      ------
       $  1.00      $  1.00      $ 1.00
       =======      =======      ======
          1.22%        3.72%       5.87%
          1.20%        3.59%       5.71%
          0.70%        0.70%       0.70%
          0.94%        0.90%       0.89%
       $11,207      $16,706      $9,364

FINANCIAL HIGHLIGHTS

TAX FREE BOND FUND


                                                                                       Class A
                                                     ----------------------------------------------------------------------------
                                                                               January 1,
                                                          Year ended              2003*
                                                         October 31,             through             Year ended December 31,
                                                     --------------------      October 31,      ---------------------------------
                                                      2005         2004           2003           2002         2001         2000
                                                     -------      -------      -----------      -------      -------      -------
  Net asset value at beginning of period...........  $  9.84      $  9.75        $ 10.02        $  9.62      $  9.68      $  9.08
                                                     -------      -------        -------        -------      -------      -------
  Net investment income............................     0.38         0.38           0.30           0.41         0.45         0.47
  Net realized and unrealized gain (loss) on
   investments.....................................    (0.21)        0.07          (0.25)          0.40        (0.06)        0.60
                                                     -------      -------        -------        -------      -------      -------
  Total from investment operations.................     0.17         0.45           0.05           0.81         0.39         1.07
                                                     -------      -------        -------        -------      -------      -------
  Less dividends:
   From net investment income......................    (0.39)       (0.36)         (0.32)         (0.41)       (0.45)       (0.47)
                                                     -------      -------        -------        -------      -------      -------
  Net asset value at end of period.................  $  9.62      $  9.84        $  9.75        $ 10.02      $  9.62      $  9.68
                                                     =======      =======        =======        =======      =======      =======
  Total investment return (a)......................     1.77%        4.71%          0.54%(b)       8.61%        4.04%       12.15%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income.........................     3.92%        3.88%          3.64%+         4.19%        4.59%        5.05%
     Net expenses..................................     0.89%        1.02%          1.04%+         1.03%        1.03%        1.03%
     Expenses (before waiver/reimbursement)........     1.06%        1.06%            --             --           --           --
  Portfolio turnover rate..........................       26%          18%            34%            39%          57%          56%
  Net assets at end of period (in 000's)...........  $38,508      $37,936        $42,712        $46,131      $39,760      $22,495



-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges.
(b)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                              TAX FREE BOND FUND

                                 Class B                                               Class C
  ----------------------------------------------------------------------   -------------------------------
                            January 1,                                                         January 1,
          Year ended           2003*                                          Year ended          2003*
          October 31,         through        Year ended December 31,          October 31,        through
      -------------------   October 31,   ------------------------------   -----------------   October 31,
        2005       2004        2003*        2002       2001       2000       2005      2004       2003
      --------   --------   -----------   --------   --------   --------   --------   ------   -----------
      $   9.85   $   9.75    $  10.02     $   9.62   $   9.68   $   9.09   $   9.85   $ 9.75     $10.02
      --------   --------    --------     --------   --------   --------   --------   ------     ------
          0.36       0.36        0.28         0.39       0.42       0.45       0.36     0.36       0.28
         (0.22)      0.08       (0.25)        0.40      (0.06)      0.59      (0.22)    0.08      (0.25)
      --------   --------    --------     --------   --------   --------   --------   ------     ------
          0.14       0.44        0.03         0.79       0.36       1.04       0.14     0.44       0.03
      --------   --------    --------     --------   --------   --------   --------   ------     ------
         (0.37)     (0.34)      (0.30)       (0.39)     (0.42)     (0.45)     (0.37)   (0.34)     (0.30)
      --------   --------    --------     --------   --------   --------   --------   ------     ------
      $   9.62   $   9.85    $   9.75     $  10.02   $   9.62   $   9.68   $   9.62   $ 9.85     $ 9.75
      ========   ========    ========     ========   ========   ========   ========   ======     ======
          1.41%      4.55%       0.32%(b)     8.34%      3.79%     11.75%      1.41%    4.55%      0.32%(b)
          3.67%      3.63%       3.39%+       3.94%      4.34%      4.80%      3.67%    3.63%      3.39%+
          1.14%      1.27%       1.29%+       1.28%      1.28%      1.28%      1.14%    1.27%      1.29%+
          1.31%      1.31%         --           --         --         --       1.31%    1.31%        --
            26%        18%         34%          39%        57%        56%        26%      18%        34%
      $228,206   $261,626    $297,458     $323,349   $314,867   $321,230   $  6,231   $5,992     $5,840

               Class C
  ---  ------------------------

       Year ended December 31,
       ------------------------
        2002     2001     2000
       ------   ------   ------
       $ 9.62   $ 9.68   $ 9.09
       ------   ------   ------
         0.39     0.42     0.45
         0.40    (0.06)    0.59
       ------   ------   ------
         0.79     0.36     1.04
       ------   ------   ------
        (0.39)   (0.42)   (0.45)
       ------   ------   ------
       $10.02   $ 9.62   $ 9.68
       ======   ======   ======
         8.34%    3.79%   11.75%
         3.94%    4.34%    4.80%
         1.28%    1.28%    1.28%
           --       --       --
           39%      57%      56%
       $7,555   $1,586   $1,130

FINANCIAL HIGHLIGHTS

CONVERTIBLE FUND


                                                                                      Class A
                                                  -------------------------------------------------------------------------------
                                                                            January 1,
                                                       Year ended              2003
                                                      October 31,             through              Year ended December 31,
                                                  --------------------      October 31,      ------------------------------------
                                                   2005         2004           2003*          2002         2001           2000
                                                  -------      -------      -----------      -------      -------      ----------
  Net asset value at beginning of period........  $ 12.10      $ 11.78        $ 10.31        $ 11.58      $ 12.45       $ 14.53
                                                  -------      -------        -------        -------      -------       -------
  Net investment income.........................     0.18(e)      0.15           0.16           0.25         0.36(d)       0.56
  Net realized and unrealized gain (loss) on
   investments..................................     1.23         0.34           1.46          (1.27)       (0.87)(d)      0.42
  Net realized and unrealized gain (loss) on
   foreign currency transactions................       --           --             --           0.00(b)      0.00(d)       0.01
                                                  -------      -------        -------        -------      -------       -------
  Total from investment operations..............     1.41         0.49           1.62          (1.02)       (0.51)         0.99
                                                  -------      -------        -------        -------      -------       -------
  Less dividends and distributions:
   From net investment income...................    (0.23)       (0.17)         (0.15)         (0.25)       (0.36)        (0.57)
   From net realized gain on investments........       --           --             --             --           --         (2.50)
                                                  -------      -------        -------        -------      -------       -------
  Total dividends and distributions.............    (0.23)       (0.17)         (0.15)         (0.25)       (0.36)        (3.07)
                                                  -------      -------        -------        -------      -------       -------
  Net asset value at end of period..............  $13.28..     $ 12.10        $ 11.78        $ 10.31      $ 11.58       $ 12.45
                                                  =======      =======        =======        =======      =======       =======
  Total investment return (a)...................    11.21%        4.11%         15.86%(c)      (8.88%)      (4.01%)        7.24%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income......................     1.38%(e)     1.22%          1.85%+         2.30%        2.97%(d)      3.63%
     Net expenses...............................     1.20%        1.34%          1.38%+         1.37%        1.29%         1.24%
     Expenses (before waiver/reimbursement).....     1.38%        1.35%          1.38%+         1.37%        1.29%         1.24%
  Portfolio turnover rate.......................       93%          96%            73%            94%         175%          245%
  Net assets at end of period (in 000's)........  $93,996      $95,015        $89,751        $68,871      $74,317       $70,915



-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges.
(b)  Less than one cent per share.
(c)  Total return is not annualized.
(d)  As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in
     presentation.



                                                              CLASS A       CLASS B       CLASS C
                                                              -------       -------       -------
Decrease net investment income..............................  ($0.00)(b)    ($0.00)(b)    ($0.00)(b)
Increase net realized and unrealized gains and losses.......    0.00(b)       0.00(b)       0.00(b)
Decrease ratio of net investment income.....................   (0.07%)       (0.07%)       (0.07%)



(e) Net investment income and the ratio of net investment income includes $0.01 per share and 0.07%, respectively as a result of a special one time dividend from Microsoft Corp.

                                                            FINANCIAL HIGHLIGHTS

                                                                CONVERTIBLE FUND

                                           Class B                                                     Class C
      ---------------------------------------------------------------------------------      ----------------------------
                                  January 1,
             Year ended              2003*                                                            Year ended
             October 31,            through              Year ended December 31,                     October 31,
      -------------------------   October 31,      ------------------------------------      ----------------------------
         2005          2004          2003            2002          2001          2000           2005             2004
      -----------   -----------   -----------      --------      --------      --------      -----------      -----------
       $  12.11      $  11.79      $  10.33        $  11.59      $  12.46      $  14.53       $  12.11          $ 11.79
       --------      --------      --------        --------      --------      --------       --------          -------
           0.08(e)       0.06          0.10            0.17          0.27(d)       0.45           0.08(e)          0.06
           1.23          0.33          1.45           (1.27)        (0.87)(d)      0.43           1.23             0.33
             --            --            --            0.00(b)       0.00(d)       0.01             --               --
       --------      --------      --------        --------      --------      --------       --------          -------
           1.31          0.39          1.55           (1.10)        (0.60)         0.89           1.31             0.39
       --------      --------      --------        --------      --------      --------       --------          -------
          (0.13)        (0.07)        (0.09)          (0.16)        (0.27)        (0.46)         (0.13)           (0.07)
             --            --            --              --            --         (2.50)            --               --
       --------      --------      --------        --------      --------      --------       --------          -------
          (0.13)        (0.07)        (0.09)          (0.16)        (0.27)        (2.96)         (0.13)           (0.07)
       --------      --------      --------        --------      --------      --------       --------          -------
       $  13.29      $  12.11      $  11.79        $  10.33      $  11.59      $  12.46       $  13.29          $ 12.11
       ========      ========      ========        ========      ========      ========       ========          =======
          10.35%         3.32%        15.09%(c)       (9.50%)       (4.76%)        6.51%         10.35%            3.32%
           0.63%(e)      0.47%         1.10%+          1.55%         2.22%(d)      2.88%          0.63%(e)         0.47%
           1.95%         2.09%         2.13%+          2.12%         2.04%         1.99%          1.95%            2.09%
           2.13%         2.10%         2.13%+          2.12%         2.04%         1.99%          2.13%            2.10%
             93%           96%           73%             94%          175%          245%            93%              96%
       $390,163      $430,326      $470,459        $436,572      $561,254      $655,343       $ 23,992          $27,041

                            Class C
       --------------------------------------------------
       January 1,
          2003*
         through             Year ended December 31,
       October 31,      ---------------------------------
          2003           2002         2001          2000
       -----------      -------      -------       ------
         $ 10.33        $ 11.59      $ 12.46       $14.53
         -------        -------      -------       ------
            0.10           0.17         0.27(d)      0.45
            1.45          (1.27)       (0.87)(d)     0.43
              --           0.00(b)      0.00(d)      0.01
         -------        -------      -------       ------
            1.55          (1.10)       (0.60)        0.89
         -------        -------      -------       ------
           (0.09)         (0.16)       (0.27)       (0.46)
              --             --           --        (2.50)
         -------        -------      -------       ------
           (0.09)         (0.16)       (0.27)       (2.96)
         -------        -------      -------       ------
         $ 11.79        $ 10.33      $ 11.59       $12.46
         =======        =======      =======       ======
           15.09%(c)      (9.50%)      (4.76%)       6.51%
            1.10%+         1.55%        0.22%(d)     2.88%
            2.13%+         2.12%        2.04%        1.99%
            2.13%+         2.12%        2.04%        1.99%
              73%            94%         175%         245%
         $26,079        $15,289      $13,241       $7,946

FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND


                                                                                   Class A
                                             ------------------------------------------------------------------------------------
                                                                          January 1,
                                                  Year ended                 2003*
                                                  October 31,               through                Year ended December 31,
                                             ---------------------        October 31,        ------------------------------------
                                              2005          2004             2003              2002          2001          2000
                                             -------      --------      ---------------      --------      --------      --------
  Net asset value at beginning of period...  $ 17.96      $  17.42         $  15.29          $  18.92      $  22.14      $  27.23
                                             -------      --------         --------          --------      --------      --------
  Net investment income....................     0.21(f)       0.17             0.16(c)           0.27          0.34 (d)      0.38
  Net realized and unrealized gain (loss)
   on investments..........................     1.29          0.54             2.12             (3.62)        (2.99)(d)     (1.62)
                                             -------      --------         --------          --------      --------      --------
  Total from investment operations.........     1.50          0.71             2.28             (3.35)        (2.65)        (1.24)
                                             -------      --------         --------          --------      --------      --------
  Less dividends and distributions:
   From net investment income..............    (0.21)        (0.17)           (0.15)            (0.28)        (0.35)        (0.39)
   From net realized gain on investments...    (0.33)           --               --                --         (0.22)        (3.46)
                                             -------      --------         --------          --------      --------      --------
  Total dividends and distributions........    (0.54)        (0.17)           (0.15)            (0.28)        (0.57)        (3.85)
                                             -------      --------         --------          --------      --------      --------
  Net asset value at end of period.........  $ 18.92      $  17.96         $  17.42          $  15.29      $  18.92      $  22.14
                                             =======      ========         ========          ========      ========      ========
  Total investment return (a)..............     8.43%         4.05%           15.02%(b)        (17.75%)      (11.92%)       (4.48%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (f).............     1.10%(f)      0.94%            1.21%+            1.57%         1.74%(d)      1.42%
     Net expenses..........................     1.19%         1.30%            1.33%+            1.30%         1.18%         1.13%
     Expenses (before reimbursement).......     1.31%         1.30%            1.33%+            1.31%         1.21%         1.15%
  Portfolio turnover rate                         77%(e)       103%              67%               96%          120%          123%
  Net assets at end of period (in 000's)...  $98,180      $115,877         $138,787          $140,298      $221,022      $231,649



                                                                                   Class C
                                             ------------------------------------------------------------------------------------
                                                                          January 1,
                                                  Year ended                 2003*
                                                  October 31,               through                Year ended December 31,
                                             ---------------------        October 31,        ------------------------------------
                                              2005          2004             2003              2002          2001          2000
                                             -------      --------      ---------------      --------      --------      --------
  Net asset value at beginning of period...  $ 17.98      $  17.45         $  15.32          $  18.95      $  22.17      $  27.23
                                             -------      --------         --------          --------      --------      --------
  Net investment income....................     0.07 (f)      0.04             0.06 (c)          0.14          0.20 (d)      0.18
  Net realized and unrealized gain (loss)
   on investments..........................     1.28          0.53             2.13             (3.61)        (3.00)(d)     (1.60)
                                             -------      --------         --------          --------      --------      --------
  Total from investment operations.........     1.35          0.57             2.19             (3.47)        (2.80)        (1.42)
                                             -------      --------         --------          --------      --------      --------
  Less dividends and distributions:
   From net investment income..............    (0.06)        (0.04)           (0.06)            (0.16)        (0.20)        (0.18)
   From net realized gain on investments...    (0.33)           --               --                --         (0.22)        (3.46)
                                             -------      --------         --------          --------      --------      --------
  Total dividends and distributions........    (0.39)        (0.04)           (0.06)            (0.16)        (0.42)        (3.64)
                                             -------      --------         --------          --------      --------      --------
  Net asset value at end of period.........  $ 18.94      $  17.98         $  17.45          $  15.32      $  18.95      $  22.17
                                             =======      ========         ========          ========      ========      ========
  Total investment return (a)..............     7.60%         3.27%           14.33%(b)        (18.37%)      (12.61%)       (5.10%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (f).............     0.35% (f)     0.19%            0.46%+            0.82%         0.99% (d)     0.67%
     Net expenses..........................     1.94%         2.05%            2.08%+            2.05%         1.93%         1.88%
     Expenses (before reimbursement).......     2.06%         2.05%            2.08%+            2.06%         1.96%         1.90%
  Portfolio turnover rate (e)..............       77% (e)      103%              67%               96%          120%          123%
  Net assets at end of period (in 000's)...  $ 3,854      $  4,532         $  4,845          $  4,501      $  7,528      $  9,671



-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Total Return is calculated exclusive of sales charge. Class
     I is not subject to sales charges.
(b)  Total return is not annualized.
(c)  Per share data based on average shares outstanding during the period.
(d)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data reflect this change in presentation.



                                                                CLASS A     CLASS B     CLASS C
                                                                --------    --------    --------
Decrease net investment income..............................     (0.02)      (0.02)      (0.02)
Increase net realized and unrealized gains and losses.......      0.02        0.02        0.02
Decrease ratio of net investment income.....................     (0.10%)     (0.10%)     (0.10%)



(e) The portfolio turnover rate not including mortgage dollar rolls for the year ending October 31, 2005 is 38%.
(f) Net investment income includes $0.01 and there was no effect to the net income ratio, as a result of a special one time dividend from Microsoft Corp.

                                                            FINANCIAL HIGHLIGHTS

                                                               TOTAL RETURN FUND


                                             Class B
      -------------------------------------------------------------------------------------
                                  January 1,
            Year ended               2003*
           October 31,              through                Year ended December 31,
      ----------------------      October 31,      ----------------------------------------
        2005          2004           2003            2002           2001            2000
      --------      --------      -----------      --------      ----------      ----------
      $  17.98      $  17.45       $  15.32        $  18.95      $    22.17      $    27.23
      --------      --------       --------        --------      ----------      ----------
          0.07 (f)      0.04           0.06 (c)        0.14            0.20 (d)        0.18
          1.29          0.53           2.13           (3.61)          (3.00)(d)       (1.60)
      --------      --------       --------        --------      ----------      ----------
          1.36          0.57           2.19           (3.47)          (2.80)          (1.42)
      --------      --------       --------        --------      ----------      ----------
         (0.06)        (0.04)         (0.06)          (0.16)          (0.20)          (0.18)
         (0.33)           --             --              --           (0.22)          (3.46)
      --------      --------       --------        --------      ----------      ----------
         (0.39)        (0.04)         (0.06)          (0.16)          (0.42)          (3.64)
      --------      --------       --------        --------      ----------      ----------
      $  18.95      $  17.98       $  17.45        $  15.32      $    18.95      $    22.17
      ========      ========       ========        ========      ==========      ==========
          7.66%         3.27%         14.33%(b)      (18.37%)        (12.61%)         (5.10%)
          0.35%(f)      0.19%          0.46%+          0.82%           0.99%;(d)       0.67%
          1.94%         2.05%          2.08%+          2.05%           1.93%           1.88%
          2.06%         2.05%          2.08%+          2.06%           1.96%           1.90%
            77%(e)       103%            67%             96%            120%            123%
      $665,908      $749,689       $829,016        $793,340      $1,143,755      $1,457,366



                Class I
      ----------------------------
                       January 2,
                         2004**
      Year ended         through
      October 31,      October 31,
         2005             2004
      -----------      -----------
       $  17.92         $  17.98
       --------         --------
           0.26(f)          0.15
           1.42            (0.03)
       --------         --------
           1.68             0.12
       --------         --------
          (0.29)           (0.18)
          (0.33)              --
       --------         --------
          (0.62)           (0.18)
       --------         --------
       $  18.98         $  17.92
       ========         ========
           9.51%            0.68%(b)
           1.43%(f)         1.40%+
           0.86%            0.84%+
           0.98%            0.84%+
             77%(e)          103%
       $      7         $      3

FINANCIAL HIGHLIGHTS

GLOBAL HIGH INCOME FUND


                                                                              Class A
                                              -----------------------------------------------------------------------
                                                                     January 1,
                                                  Year ended           2003*
                                                 October 31,          through            Year ended December 31,
                                              ------------------    October 31,     ---------------------------------
                                               2005       2004          2003         2002         2001         2000
                                              -------    -------    ------------    -------      -------      -------
  Net asset value at beginning of period      $ 11.17    $ 10.49      $  8.89       $  8.72      $  8.49      $  8.58
                                              -------    -------      -------       -------      -------      -------
  Net investment income                          0.73       0.76         0.63          0.73         0.85 (e)     0.85
  Net realized and unrealized gain (loss)
   on investments                                0.49       0.67         1.56          0.19         0.24 (e)    (0.08)
  Net realized and unrealized gain (loss)
   on foreign currency transactions              0.00(a)    0.00(a)      0.00(a)      (0.01)          --         0.00(a)
                                              -------    -------      -------       -------      -------      -------
  Total from investment operations               1.22       1.43         2.19          0.91         1.09         0.77
                                              -------    -------      -------       -------      -------      -------
  Less dividends and distributions:
   From net investment income                   (0.76)     (0.75)       (0.59)        (0.74)       (0.86)       (0.86)
   From net realized gain on investments        (0.19)        --           --            --           --           --
                                              -------    -------      -------       -------      -------      -------
  Total dividends and distributions             (0.95)     (0.75)       (0.59)        (0.74)       (0.86)       (0.86)
                                              -------    -------      -------       -------      -------      -------
  Net asset value at end of period            $ 11.44    $ 11.17      $ 10.49       $  8.89      $  8.72      $  8.49
                                              =======    =======      =======       =======      =======      =======
  Total investment return (b)                   11.35%     14.26%       25.21%(d)     11.01%       13.59%        9.30%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income                       6.63%      7.29%        7.75%+        8.49%       10.11%(e)    10.05%
     Net expenses                                1.43%      1.53%        1.63%+        1.70%        1.70%        1.71%(c)
     Expenses (before reimbursement)             1.46%      1.53%        1.63%+        1.91%        2.27%        2.53%
  Portfolio turnover rate                          34%        24%          34%           92%         111%          96%
  Net assets at end of period (in 000's)      $86,515    $44,434      $34,371       $22,754      $ 9,894      $ 8,827



-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 +   Annualized.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges.
(c)  The effect of non-reimbursable interest expense on the
     expense ratio was 0.01%.
(d)  Total return is not annualized.
(e)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



                                                                  CLASS A      CLASS B      CLASS C
                                                                  -------      -------      -------
Decrease net investment income..............................      ($0.00)(a)   ($0.00)(a)   ($0.00)(a)
Increase net realized and unrealized gains and losses.......        0.00(a)     (0.00)(a)    (0.00)(a)
Decrease ratio of net investment income.....................       (0.04%)      (0.04%)      (0.04%)

                                                            FINANCIAL HIGHLIGHTS

                                                         GLOBAL HIGH INCOME FUND

                                                   Class B
  ---------------------------------------------------------------------------------------------------------
                                          January 1,
             Year ended                      2003*
             October 31,                    through                       Year ended December 31,
      -------------------------           October 31,           -------------------------------------------
       2005              2004                2003                2002              2001              2000
      -------           -------           -----------           -------           -------           -------
      $ 11.10           $ 10.44             $  8.86             $  8.68           $  8.46           $  8.54
      -------           -------             -------             -------           -------           -------
         0.65              0.69                0.57                0.67              0.79(e)           0.79
         0.48              0.65                1.54                0.20              0.23(e)          (0.08)
        (0.00)(a)         (0.00)(a)            0.00(a)            (0.01)               --             (0.00)(a)
      -------           -------             -------             -------           -------           -------
         1.13              1.34                2.11                0.86              1.02              0.71
      -------           -------             -------             -------           -------           -------
        (0.68)            (0.68)              (0.53)              (0.68)            (0.80)            (0.79)
        (0.19)               --                  --                  --                --                --
        (0.87)            (0.68)              (0.53)              (0.68)            (0.80)            (0.79)
      -------           -------             -------             -------           -------           -------
      $ 11.36           $ 11.10             $ 10.44             $  8.86           $  8.68           $  8.46
      =======           =======             =======             =======           =======           =======
        10.62%            13.36%              24.33%(d)           10.33%            12.69%             8.58%
         5.88%             6.54%               7.00%+              7.74%             9.36%(e)          9.30%
         2.18%             2.28%               2.38%+              2.45%             2.45%             2.46%(c)
         2.21%             2.28%               2.38%+              2.66%             3.02%             3.28%
           34%               24%                 34%                 92%              111%               96%
      $57,500           $31,459             $26,881             $16,708           $ 6,715           $ 5,498

                                                      Class C
  ---  -----------------------------------------------------------------------------------------------------
                                           January 1,
              Year ended                      2003*
              October 31,                    through                       Year ended December 31,
       -------------------------           October 31,           -------------------------------------------
        2005              2004                2003                2002              2001              2000
       -------           -------           -----------           -------           -------           -------
       $ 11.10           $ 10.44             $  8.86             $  8.68           $  8.46           $  8.54
       -------           -------             -------             -------           -------           -------
          0.65              0.69                0.57                0.67              0.79(e)           0.79
          0.48              0.65                1.54                0.20              0.23(e)          (0.08)
         (0.00)(a)         (0.00)(a)            0.00(a)            (0.01)               --             (0.00)(a)
       -------           -------             -------             -------           -------           -------
          1.13              1.34                2.11                0.86              1.02              0.71
       -------           -------             -------             -------           -------           -------
         (0.68)            (0.68)              (0.53)              (0.68)            (0.80)            (0.79)
         (0.19)               --                  --                  --                --                --
         (0.87)            (0.68)              (0.53)              (0.68)            (0.80)            (0.79)
       -------           -------             -------             -------           -------           -------
       $ 11.36           $ 11.10             $ 10.44             $  8.86           $  8.68           $  8.46
       =======           =======             =======             =======           =======           =======
         10.62%            13.36%              24.33%(d)           10.33%            12.69%             8.58%
          5.88%             6.54%               7.00%+              7.74%             9.36%(e)          9.30%
          2.18%             2.28%               2.38%+              2.45%             2.45%             2.46%(c)
          2.21%             2.28%               2.38%+              2.66%             3.02%             3.28%
            34%               24%                 34%                 92%              111%               96%
       $28,547           $16,455             $11,031             $ 8,060           $   957           $   460

FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND


                                                                           Class A
                                       -------------------------------------------------------------------------------
                                                                   January 1,
                                              Year ended              2003*
                                              October 31,            through            Year ended December 31,
                                       -------------------------   October 31,   -------------------------------------
                                          2005          2004          2003        2002           2001           2000
                                       -----------   -----------   -----------   -------        -------        -------
  Net asset value at beginning of
   period............................    $ 11.95       $ 10.50       $  8.73     $  9.11        $ 10.98        $ 15.23
                                         -------       -------       -------     -------        -------        -------
  Net investment income (loss).......       0.15(a)       0.07(a)       0.08(a)    (0.00)(a)(d)   (0.01)(a)      (0.08)(a)
  Net realized and unrealized gain
   (loss) on investments.............       1.59          1.48          1.63       (0.43)         (1.82)         (3.07)
  Net realized and unrealized gain
   (loss) on foreign currency
   transactions......................      (0.14)         0.03          0.04        0.05           0.11          (0.12)
                                         -------       -------       -------     -------        -------        -------
  Total from investment operations...       1.60          1.58          1.75       (0.38)         (1.72)         (3.27)
                                         -------       -------       -------     -------        -------        -------
  Less dividends and distributions:
   From net investment income........      (0.02)        (0.13)           --          --          (0.09)            --
   From net realized gain on
     investments.....................         --            --            --          --          (0.06)         (0.98)
                                         -------       -------       -------     -------        -------        -------
  Total dividends and
   distributions.....................      (0.02)        (0.13)           --          --          (0.15)         (0.98)
                                         -------       -------       -------     -------        -------        -------
  Redemption fee (a).................       0.00(d)       0.00(d)       0.02          --             --             --
                                         -------       -------       -------     -------        -------        -------
  Net asset value at end of period...    $ 13.53       $ 11.95       $ 10.50     $  8.73        $  9.11        $ 10.98
                                         =======       =======       =======     =======        =======        =======
  Total investment return (b)........      13.40%        15.11%        20.27%(c)   (4.17%)       (15.70%)       (21.32%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)....       1.15%         0.60%         0.99%+     (0.05%)        (0.07%)        (0.56%)
     Net expenses....................       1.74%         1.90%         2.27%+      2.26%          2.17%          2.15%
     Expenses (before
      reimbursement).................       1.76%           --            --          --             --             --
  Portfolio turnover rate............         51%           54%           71%        102%           129%            30%
  Net assets at end of period (in
   000's)............................    $87,204       $70,252       $43,747     $30,084        $25,470        $29,730



                                                                          Class C
                                       ------------------------------------------------------------------------------
                                                                   January 1,
                                              Year ended              2003*
                                              October 31,            through             Year ended December 31,
                                       -------------------------   October 31,      ---------------------------------
                                          2005          2004          2003           2002         2001         2000
                                       -----------   -----------   -----------      -------      -------      -------
  Net asset value at beginning of
   period                                $ 11.44       $ 10.09       $  8.44        $  8.87      $ 10.70      $ 14.95
                                         -------       -------       -------        -------      -------      -------
  Net investment income (loss)              0.05(a)      (0.02)(a)      0.02(a)       (0.08)(a)    (0.07)(a)    (0.17)(a)
  Net realized and unrealized gain
   (loss) on investments                    1.59          1.41          1.57          (0.40)       (1.80)       (2.98)
  Net realized and unrealized gain
   (loss) on foreign currency
   transactions                            (0.14)         0.03          0.04           0.05         0.11        (0.12)
                                         -------       -------       -------        -------      -------      -------
  Total from investment operations          1.43          1.42          1.63          (0.43)       (1.76)       (3.27)
                                         -------       -------       -------        -------      -------      -------
  Less dividends and distributions:
   From net investment income                 --         (0.07)           --             --        (0.01)          --
   From net realized gain on
     investments                              --            --            --             --        (0.06)       (0.98)
                                         -------       -------       -------        -------      -------      -------
  Total dividends and distributions           --         (0.07)           --             --        (0.07)       (0.98)
                                         -------       -------       -------        -------      -------      -------
  Redemption fee (a)                        0.00(d)       0.00(d)       0.02             --           --           --
                                         -------       -------       -------        -------      -------      -------
  Net asset value at end of period       $ 12.87       $ 11.44       $ 10.09        $  8.44      $  8.87      $ 10.70
                                         =======       =======       =======        =======      =======      =======
  Total investment return (b)              12.50%        14.16%        19.55%(c)      (4.85%)     (16.44%)     (21.71%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)           0.40%        (0.15%)        0.24%+        (0.80%)      (0.82%)      (1.31%)
     Net expenses                           2.49%         2.65%         3.02%+         3.01%        2.92%        2.90%
     Expenses (before reimbursement)        2.51%           --            --             --           --           --
  Portfolio turnover rate                     51%           54%           71%           102%         129%          30%
  Net assets at end of period (in
   000's)                                $11,600       $ 6,718       $ 2,715        $ 1,284      $   371      $   692



-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share date based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I, R1 and R2 are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.

                                                            FINANCIAL HIGHLIGHTS

                                                       INTERNATIONAL EQUITY FUND


                                         Class B
      ------------------------------------------------------------------------------
                                  January 1,
             Year ended              2003*
             October 31,            through             Year ended December 31,
      -------------------------   October 31,      ---------------------------------
         2005          2004          2003           2002         2001         2000
      -----------   -----------   -----------      -------      -------      -------
       $  11.44      $  10.09      $   8.44        $  8.88      $ 10.70      $ 14.95
       --------      --------      --------        -------      -------      -------
           0.05(a)      (0.02)(a)      0.02(a)       (0.08)(a)    (0.07)(a)    (0.17)(a)
           1.53          1.41          1.57          (0.41)       (1.79)       (2.98)
          (0.14)         0.03          0.04           0.05         0.11        (0.12)
       --------      --------      --------        -------      -------      -------
           1.44          1.42          1.63          (0.44)       (1.75)       (3.27)
       --------      --------      --------        -------      -------      -------
             --         (0.07)           --             --        (0.01)          --
             --            --            --             --        (0.06)       (0.98)
       --------      --------      --------        -------      -------      -------
             --         (0.07)           --             --        (0.07)       (0.98)
       --------      --------      --------        -------      -------      -------
           0.00(d)       0.00(d)       0.02             --           --           --
       --------      --------      --------        -------      -------      -------
       $  12.88      $  11.44      $  10.09        $  8.44      $  8.88      $ 10.70
       ========      ========      ========        =======      =======      =======
          12.59%        14.16%        19.55%(c)      (4.95%)     (16.34%)     (21.71%)
           0.40%        (0.15%)        0.24%+        (0.80%)      (0.82%)      (1.31%)
           2.49%         2.65%         3.02%+         3.01%        2.92%        2.90%
           2.51%           --            --             --           --           --
             51%           54%           71%           102%         129%          30%
       $ 88,410      $ 69,882      $ 56,490        $46,779      $51,887      $70,182



               Class I                    Class R2                    Class R1
      -------------------------   -------------------------   -------------------------
                    January 2,                  January 2,                  January 2,
                      2004**                      2004**                      2004**
      Year ended      through     Year ended      through     Year ended      through
      October 31,   October 31,   October 31,   October 31,   October 31,   October 31,
         2005          2004          2005          2004          2005          2004
      -----------   -----------   -----------   -----------   -----------   -----------
       $  12.02       $11.40       $  12.00       $11.40       $  11.99       $11.40
       --------     --------       --------     --------       --------     --------
           0.23(a)      0.12(a)        0.22(a)      0.12(a)       (0.19)(a)     0.09(a)
           1.59         0.49           1.54         0.47           1.57         0.49
          (0.14)        0.01          (0.14)        0.01          (0.14)        0.01
       --------     --------       --------     --------       --------     --------
           1.68         0.62           1.62         0.60           1.62         0.59
       --------     --------       --------     --------       --------     --------
          (0.10)          --          (0.08)          --          (0.06)          --
             --           --             --           --             --           --
       --------     --------       --------     --------       --------     --------
          (0.10)          --          (0.08)          --          (0.06)          --
       --------     --------       --------     --------       --------     --------
           0.00(d)      0.00(d)        0.00(d)      0.00(d)        0.00(d)      0.00(d)
       --------     --------       --------     --------       --------     --------
       $  13.60       $12.02       $  13.54       $12.00       $  13.55       $11.99
       ========     ========       ========     ========       ========     ========
          13.98%        5.44%(c)      13.57%        5.26%(c)      13.52%        5.18%(c)
           1.72%        1.33%+         1.62%        1.23%+         1.37%        0.98%+
           1.17%        1.17%+         1.27%        1.27%+         1.52%        1.52%+
           1.19%          --           1.29%          --           1.54%          --
             51%          54%            51%          54%            51%          54%
       $135,643      $39,266       $  3,325           $1       $    416           $1

Appendix A

TAXABLE EQUIVALENT YIELD TABLE*(+)

  IF YOUR FEDERAL                                                    a tax-free yield of
  MARGINAL INCOME TAX            3.50%       4.00%       4.50%       5.00%       5.50%       6.00%       6.50%        7.00%
  RATE IS                                                      would equal a taxable yield of:
  15.00%                         4.12%       4.71%       5.29%       5.88%       6.47%       7.06%        7.65%        8.24%
  27.00%                         4.79%       5.48%       6.16%       6.85%       7.53%       8.22%        8.90%        9.59%
  30.00%                         5.00%       5.71%       6.43%       7.14%       7.86%       8.57%        9.29%       10.00%
  35.00%                         5.38%       6.15%       6.92%       7.69%       8.46%       9.23%       10.00%       10.77%
  38.60%                         5.70%       6.51%       7.33%       8.14%       8.96%       9.77%       10.59%       11.40%

* This table reflects application of the regular federal income tax only; other taxes may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change.

(+) This table is for illustrative purposes only; investors should consult their tax advisers with respect to the tax implications of an investment in a Fund that invests primarily in securities the interest on which is exempt from regular federal income tax.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

[MAINSTAY LOGO]


[RECYCLE LOGO]

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Funds. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.


TO OBTAIN INFORMATION:

More information about the Funds, including the SAI and the Annual/Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782), visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn:
MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.



You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-942-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.


NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds.

The MainStay Funds
SEC File Number: 811-04550

For more information call 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com.

                                                                     MS01b-03/06

[MAINSTAY LOGO]

[RECYCLE LOGO]

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Funds. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.


TO OBTAIN INFORMATION:

More information about the Funds, including the SAI and the Annual/Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782), visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn:
MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.



You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-942-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.


NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds.

The MainStay Funds
SEC File Number: 811-04550

For more information call 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com.

                                                                 RPS-MS01b-03/06

                               THE MAINSTAY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                     FOR CLASS A, B, C, I, R1 AND R2 SHARES

                                  MARCH 1, 2006

      Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectus dated March 1, 2006 for the Class A, Class B, Class C, Class I, Class R1 and Class R2 shares of certain separate investment series (collectively, the "Funds") of The MainStay Funds, a Massachusetts business trust (the "Trust"), as amended or supplemented from time to time (collectively, the "Prospectus"). This SAI is incorporated by reference in and is made a part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to MainStay Investments, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 1-800-MAINSTAY (1-800-624-6782).

      No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectus do not constitute an offer by the Trust or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


      Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("NYLIM SC" doing business as "MainStay Investments"), the Trust's transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling toll free 1-800-MAINSTAY (1-800-624-6782). In addition, you can make inquiries through your registered representative.


      The financial statements of the Funds (as defined herein), including the Financial Highlights for the fiscal year ended October 31, 2005, as presented in the 2005 Annual Reports to Shareholders and the Report to Shareholders thereon of KPMG LLP, independent registered public accounting firm, appearing therein are incorporated by reference into this SAI.

      In connection with the Equity Index Fund Guarantee, an audited consolidated financial statement for NYLIFE LLC and subsidiaries, as of December 31, 2005 is included in this SAI.

                               TABLE OF CONTENTS


THE MAINSTAY FUNDS..............................................................................      1
ADDITIONAL INFORMATION ABOUT the FUNDS..........................................................      1
        CAPITAL APPRECIATION FUND...............................................................      1
        COMMON STOCK FUND.......................................................................      1
        CONVERTIBLE FUND........................................................................      2
        DIVERSIFIED INCOME FUND.................................................................      2
        EQUITY INDEX FUND.......................................................................      3
        GLOBAL HIGH INCOME FUND.................................................................      3
        GOVERNMENT FUND.........................................................................      3
        HIGH YIELD CORPORATE BOND FUND..........................................................      4
        INTERNATIONAL EQUITY FUND...............................................................      4
        LARGE CAP GROWTH FUND...................................................................      4
        MAP FUND................................................................................      5
        MID CAP GROWTH FUND.....................................................................      5
        MID CAP VALUE FUND......................................................................      5
        MONEY MARKET FUND.......................................................................      6
        SMALL CAP GROWTH FUND...................................................................      7
        SMALL CAP VALUE FUND....................................................................      7
        TAX FREE BOND FUND......................................................................      8
        TOTAL RETURN FUND.......................................................................      8
        VALUE FUND..............................................................................      9
THE EQUITY INDEX FUND GUARANTEE.................................................................      9
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS............................     11
NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM...............................     11
        ARBITRAGE...............................................................................
        BANK OBLIGATIONS........................................................................
        BORROWING...............................................................................
        BRADY BONDS.............................................................................
        COMMERCIAL PAPER........................................................................
        CONVERTIBLE SECURITIES..................................................................
        DEBT SECURITIES.........................................................................
        DEPOSITARY RECEIPTS.....................................................................
        EXCHANGE TRADED FUNDS...................................................................
        FIRM OR STANDBY COMMITMENTS - OBLIGATIONS WITH PUTS ATTACHED............................
        FLOATING AND VARIABLE RATE SECURITIES...................................................
        FLOATING RATE LOANS.....................................................................
        FOREIGN CURRENCY TRANSACTIONS...........................................................
        FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES..................................
        FOREIGN INDEX-LINKED INSTRUMENTS........................................................
        FOREIGN SECURITIES......................................................................
        FUTURES TRANSACTIONS....................................................................
        ILLIQUID SECURITIES.....................................................................
        INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS......................................
        INVESTMENT COMPANIES....................................................................
        LENDING OF PORTFOLIO SECURITIES.........................................................
        LOAN PARTICIPATION INTERESTS............................................................
        MORTGAGE DOLLAR ROLLS...................................................................
        MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES......................................
        MUNICIPAL SECURITIES....................................................................
        OPTIONS ON FOREIGN CURRENCIES...........................................................
        OPTIONS ON SECURITIES...................................................................
        OPTIONS ON SECURITIES INDICES...........................................................
        REAL ESTATE INVESTMENT TRUSTS ("REITs").................................................
        REPURCHASE AGREEMENTS...................................................................
        RESTRICTED SECURITIES -
        RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER .................................
        REVERSE REPURCHASE AGREEMENTS...........................................................
        RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")..............................
        SHORT SALES AGAINST THE BOX.............................................................
        SOURCES OF LIQUIDITY OR CREDIT SUPPORT..................................................
        STRIPPED SECURITIES.....................................................................
        SWAP AGREEMENTS.........................................................................
        TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS..........................................
        U.S. GOVERNMENT SECURITIES..............................................................
        UNFUNDED LOAN COMMITMENTS...............................................................
        VARIABLE RATE DEMAND NOTES ("VRDNs")....................................................
        WARRANTS................................................................................
        WHEN-ISSUED SECURITIES..................................................................

        ZERO COUPON BONDS.......................................................................
ANTICIPATED USE OF INVESTMENTS..................................................................     45
FUNDAMENTAL INVESTMENT RESTRICTIONS.............................................................     45
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.........................................................     46
NON-FUNDAMENTAL POLICIES RELATED TO FUND NAMES..................................................     50
TRUSTEES AND OFFICERS...........................................................................     51
        MANAGEMENT..............................................................................     51
        BOARD OF TRUSTEES.......................................................................     54
        COMPENSATION............................................................................     57
        CODES OF ETHICS.........................................................................     57
THE MANAGER, THE SUBADVISORS AND THE DISTRIBUTOR................................................     57
        MANAGEMENT AGREEMENT....................................................................     57
        SUBADVISORY AGREEMENTS..................................................................     58
        DISTRIBUTION AGREEMENT..................................................................     61
        DISTRIBUTION PLANS......................................................................     61
        SHAREHOLDER SERVICES PLAN; SERVICE FEES.................................................     71
        OTHER SERVICES..........................................................................     71
        EXPENSES BORNE BY THE TRUST.............................................................     72
PROXY VOTING POLICIES AND PROCEDURES............................................................     72
DISCLOSURE OF PORTFOLIO HOLDINGS................................................................     74
PORTFOLIO MANAGERS..............................................................................     75
PORTFOLIO TRANSACTIONS AND BROKERAGE............................................................     78
NET ASSET VALUE.................................................................................     82
        HOW PORTFOLIO SECURITIES ARE VALUED.....................................................     82
SHAREHOLDER INVESTMENT ACCOUNT..................................................................     84
SHAREHOLDER TRANSACTIONS........................................................................     84
PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE..................................................     84
        HOW TO PURCHASE SHARES OF THE FUNDS.....................................................     84
        GENERAL INFORMATION.....................................................................     84
        BY MAIL.................................................................................     85
        BY TELEPHONE............................................................................     85
        BY WIRE.................................................................................     85
        ADDITIONAL INVESTMENTS..................................................................     86
        SYSTEMATIC INVESTMENT PLANS.............................................................     86
        PURCHASES IN KIND.......................................................................     86
        ALTERNATIVE SALES ARRANGEMENTS..........................................................     86
        INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES.........................................     86
        PURCHASES AT NET ASSET VALUE............................................................     88
        REDUCED SALES CHARGES ON CLASS A SHARES.................................................     89
        LETTER OF INTENT (LOI)..................................................................     89
        CONTINGENT DEFERRED SALES CHARGE, CLASS A...............................................     89
        CONTINGENT DEFERRED SALES CHARGE, CLASS B...............................................     90
        CONTINGENT DEFERRED SALES CHARGE, CLASS C...............................................     91
PURCHASES AND REDEMPTIONS.......................................................................     91
        REDEMPTION FEE..........................................................................     92
        SYSTEMATIC WITHDRAWAL PLAN..............................................................     92
        REDEMPTIONS IN KIND.....................................................................     92
        SUSPENSION OF REDEMPTIONS...............................................................     92
        EXCHANGE PRIVILEGES.....................................................................     92
        REDEMPTION BY CHECK.....................................................................     92
        DISTRIBUTIONS AND REDEMPTIONS FOR EQUITY INDEX FUND.....................................     94
TAX-DEFERRED RETIREMENT PLANS...................................................................     94
        INDIVIDUAL RETIREMENT ACCOUNT ("IRA")...................................................     94
        403(b)(7) TAX SHELTERED ACCOUNT.........................................................     96
        GENERAL INFORMATION.....................................................................     96
TAX INFORMATION.................................................................................    108
        TAXATION OF THE FUNDS...................................................................    109
        CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL...................................    109
        CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- THE TAX FREE BOND FUND....................    109
        FEDERAL INCOME TAX CAPITAL LOSS CARRYFORWARDS...........................................    113
        DISPOSITIONS OF FUND SHARES.............................................................    110
        FOREIGN CURRENCY GAINS AND LOSSES.......................................................    112
        DISCOUNT................................................................................    112
        TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS....................................    111
        FOREIGN TAXES...........................................................................    113
        PASSIVE FOREIGN INVESTMENT COMPANIES....................................................    112
        TAX REPORTING REQUIREMENTS AND BACKUP WITHHOLDING.......................................    113
        STATE AND LOCAL TAXES...................................................................    114
        FOREIGN SHAREHOLDERS....................................................................    111
        ADDITIONAL INFORMATION REGARDING THE EQUITY INDEX FUND..................................    114

OTHER INFORMATION...............................................................................    114
        ORGANIZATION AND CAPITALIZATION.........................................................    115
        VOTING RIGHTS...........................................................................    115
        SHAREHOLDER AND TRUSTEE LIABILITY.......................................................    115
        REGISTRATION STATEMENT..................................................................    115
        INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........................................    122
        TRANSFER AGENT..........................................................................    122
        CUSTODIAN...............................................................................    122
        LEGAL COUNSEL...........................................................................    122
        CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS.............................    116
APPENDIX A: DESCRIPTION OF SECURITIES RATINGS...................................................    A-1
APPENDIX B: CONSOLIDATED FINANCIAL STATEMENTS OF NYLIFE LLC.....................................    B-1

                               THE MAINSTAY FUNDS

      The MainStay Funds (the "Trust") is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended. The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into any number of portfolio of shares, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Trust are currently offered in 19 separate portfolios: Capital Appreciation Fund, Common Stock Fund, Convertible Fund, Diversified Income Fund, Equity Index Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, International Equity Fund, Large Cap Growth Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Money Market Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax Free Bond Fund, Total Return Fund, and Value Fund (individually referred to as a "Fund" or, collectively, the "Funds"). Each Fund, other than Equity Index Fund and Global High Income Fund, is a diversified fund as defined by the 1940 Act. The Equity Index Fund was closed to new investors and new share purchases on January 1, 2002.

      New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser for the Funds and has entered into Subadvisory Agreements with Markston International LLC ("Markston") and Jennison Associates LLC ("Jennison"), with respect to the MAP Fund; Winslow Capital Management Inc. ("Winslow") with respect to the Large Cap Growth Fund; MacKay Shields LLC ("MacKay Shields") with respect to the Capital Appreciation Fund, Convertible Fund, Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Money Market Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax Free Bond Fund, Total Return Fund and Value Fund. MacKay Shields, Winslow, Markston and Jennison are sometimes jointly referred to as the "Subadvisors" and individually as a "Subadvisor." There are no subadvisors for the Common Stock Fund and the Equity Index Fund.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

      The Prospectus discusses the investment objectives, strategies, risks and expenses of the Funds. This section contains supplemental information concerning certain securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks involved with those investment policies and strategies. Subject to the limitations set forth herein and in the Funds' Prospectus, the Manager or the Subadvisors may, in its discretion, at any time, employ such practice, technique or instrument for one or more Funds but not for all of the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.

CAPITAL APPRECIATION FUND

      The Capital Appreciation Fund seeks long-term growth of capital. The Fund normally invests in securities of U.S. companies with investment characteristics such as: (1) participation in expanding product or service markets; (2) increasing unit sales volume; (3) increasing return on investment; and (4) growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

      The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

COMMON STOCK FUND

      The Common Stock Fund seeks long-term growth of capital, with income as a secondary consideration. The Fund normally invests at least 80% of its net assets, plus borrowings, in common stocks. The Fund normally invests in common stocks of well-established, well-managed U.S. companies that appear to have better than average potential for capital appreciation and have market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000(R) Index.

      In order to meet the Fund's investment objective, the Manager seeks to identify companies that are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios. The Manager uses a "bottom up" approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends. A bottom up approach selects stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

CONVERTIBLE FUND

      In selecting convertible securities for purchase or sale for the Convertible Fund, the Subadvisor takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock. The Fund may sell short against the box (see "Short Sales Against the Box"), among other reasons, to hedge against a possible market decline in the value of the security owned or to enhance liquidity.

DIVERSIFIED INCOME FUND

      In managing the Diversified Income Fund, the Subadvisor conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are among the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or bond market sector within the Fund's investment portfolio.

      In making investment decisions with respect to maturity shifts, the Subadvisor takes into account a broad range of fundamental and technical indicators. The Subadvisor will alter the average maturity of the portfolio in accordance with its judgment based on the research and other methods described above.

      In seeking a competitive overall return, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadvisor expects interest rates to decline. If the Subadvisor is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, net asset value ("NAV") and potential capital gains could decrease, or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders.

      Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

      Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, foreign government securities and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

      The Fund may invest up to 30% of its total assets in equity securities. These may include capital notes, which are securities representing beneficial interests in a trust for which the controlling common stock is owned by a bank holding company. These beneficial interests are commonly issued as preferred stock but may also be issued as other types of instruments. The trust owns debentures issued by the bank holding company and issues the preferred stock to investors.

      In making investments in foreign securities the Subadvisor will determine, using good faith judgment: (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. The Subadvisor may consider factors such as prospects for currency exchange and interest rates and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers.

      To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indices of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign currency exchange contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently.

      Generally, the average maturity of the foreign securities held by the Fund will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box.

      The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

      The Subadvisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

EQUITY INDEX FUND

      The Equity Index Fund is closed to new investors and new share purchases.

      The Fund seeks to provide investment results that correspond to the total return performance of the S&P 500(R) Index. The Fund regularly monitors how well its performance corresponds to that Index and seeks to take corrective action whenever the correlation between the Fund's performance and the Index is less than 0.95.

      When the Fund has cash reserves, the Fund may invest in S&P 500(R) Index Futures, cash equivalents, U.S. government securities and repurchase agreements with respect thereto. The Fund may also invest up to 25% of its total assets in securities of issuers in one industry (unless the Index exceeds that concentration) and lend up to 30% of its total assets to financial institutions.

GLOBAL HIGH INCOME FUND

      The Fund normally invests at least 65% of its net assets, plus any borrowings, in high-yield securities. In making investments for the foreign and emerging markets sectors of the Global High Income Fund, the Subadvisor considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and credit quality of individual issuers. The Subadvisor also determines, using good faith judgment,
(1) the percentage of the Fund's assets to be invested in each emerging market;
(2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market.

      Investors should understand that international fixed income investments involve more risk than comparable domestic securities, due, in part, to fluctuating currency values.

      The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in securities rated below investment grade.

      To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indices of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. The Fund is not obligated to use any of these instruments, but its Subadvisor may do so, when, in its discretion, it believes it advisable.

GOVERNMENT FUND

      The Government Fund seeks to achieve its investment objective by investing principally in U.S. government securities, which include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities which are supported by: (1) the full faith and credit of the U.S. government (e.g., Government National Mortgage Association ("GNMA") certificates); (2) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government; (3) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (4) the discretionary authority of the U.S. government to purchase certain obligations of U.S. government agencies or instrumentalities.

      The agencies and instrumentalities that issue U.S. government securities include, among others: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Bank, Student Loan Marketing Association and U.S. Maritime Administration.

      The Fund anticipates that a significant portion of its portfolio may consist of Treasury bonds, GNMA mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools, such as securities issued by FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC").

      Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

      The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

HIGH YIELD CORPORATE BOND FUND

      The High Yield Corporate Fund seeks to maximize current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective and will be sought only when consistent with the Fund's primary objective. For example, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadvisor expects interest rates to decline.

      Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

      Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

      The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in securities rated below investment grade.

      The Subadvisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification. The Subadvisor analyzes potential high yield debt investments like stocks, applying a bottom-up process using a quantitative approach that focuses on the fundamentals of the companies' earnings and operating momentum, combined with qualitative research.

INTERNATIONAL EQUITY FUND

In making investments for the International Equity Fund, the Subadvisor believes that long-term share performance reflects "value creation" in the underlying business. Value-creating businesses are defined as those companies that are able to generate sustainable returns on capital above their cost of capital.
The Sub-Advisor seeks long-term capital appreciation via bottom-up stock selection and favors cash flows over earnings. The investment discipline is biased towards owning quality companies with strong track records of creating shareholder value over the long run. The portfolio management team performs fundamental analysis on individual businesses, identifies stocks offering superior risk-adjusted returns and makes investments based on stock selection as opposed to regional allocation. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Fund may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Fund may also purchase and sell foreign currency exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently. The Fund is not obligated to use any of these instruments, but may do so when the Subadvisor, in its discretion, believes it advisable.

      The International Equity Fund may invest in American Depositary Receipts ("ADRs") European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") or other similar securities convertible into securities of foreign issuers. An ADR is a receipt typically issued by a U.S. bank or trust company showing that you own a foreign security. An EDR is a receipt typically issued by a European bank or trust company showing that you own a foreign security. GDRs and IDRs are receipts typically issued by global or international depositories evidencing ownership of underlying foreign securities.

LARGE CAP GROWTH FUND

The Large Cap Growth Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings, in large capitalization companies.

MAP FUND

      The MAP Fund may invest in warrants. A warrant is a right that entitles its holder, for a specified period of time, to acquire a specified number of shares of common stock for a specified price per share. If the share price at the time the warrant is exercised exceeds the total of the exercise price of the warrant and its purchase price, the Fund experiences a gain to the extent this total is exceeded by the share price. However, if the share price at the time the warrant expires is less than the exercise price of the warrant, the Fund will suffer a loss of the purchase price of the warrant.

      The Fund restricts its investment in foreign securities to no more than 10% of the Fund's total net assets. Securities of foreign issuers that are represented by American Depositary Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the counter markets are not considered "foreign securities for the purpose of this limitation.

      The Fund (1) may invest in closed-end investment companies that a Subadvisor believes may convert to open-end status within two years of investment and (2) may invest to seek to influence or control management and otherwise be an activist shareholder so long as the Board of Trustees ("Board") is consulted prior to any investments made for control purposes in order that the Board may consider whether it is appropriate to adopt special procedures.

      In addition, the Fund may also buy "restricted" securities that cannot be sold publicly until registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund's ability to dispose of investments in "restricted" securities at reasonable price levels might be limited unless and until their registration under the 1933 Act has been completed. The Fund will endeavor to have the issuing company pay all the expenses of any such registration, but there is no assurance that the Fund will not have to pay all or some of these expenses.

MID CAP GROWTH FUND

      The Mid Cap Growth Fund's investment objective is to seek long-term growth of capital. The Fund normally invests at least 80% of its assets in companies with market capitalizations similar to the market capitalization of companies in the Russell MidCap(R) Growth Index, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. As of the date of the Prospectus, the market capitalizations of companies in this index range from $959 million to $22.7 billion. The Fund seeks to participate primarily in the expanding markets of technology, healthcare, communications and other dynamic high-growth industries. Securities issued by many companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are considered "growth stocks." The Fund's Subadvisor will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.

MID CAP VALUE FUND

      The Mid Cap Value Fund seeks to maximize long-term total return from a combination of capital appreciation and income. The Fund emphasizes investments in U.S. common stocks, which may include but need not include securities that pay regular dividends, including preferred stocks and securities (including debt securities) that are convertible into common or preferred stocks. The Fund normally invests at least 80% of its net assets, plus borrowings, in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index. As of the date of the Prospectus, the market capitalizations of companies in this index range from $591 million to $20.7 billion.

      The Fund also may invest up to 20% of its net assets, plus borrowings, in debt securities, U.S. government securities and cash or cash equivalents. The Fund may also invest in convertible securities and real estate investment trusts ("REITs").

      The value of the Fund's investment in REITs may be subject to many of the same risks associated with the direct ownership of real estate. This is due to the fact that the value of the REIT may be affected by the value of the real estate owned by the companies in which it invests. These risks include: declines in property values due to changes in the economy or the surrounding area or because a particular region has become less appealing to tenants; increases in property taxes, operating expenses, interest rates, or competition; overbuilding; changes in zoning laws; and losses from casualty, condemnation, zoning or natural disaster.

      Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

      In order to meet the Fund's investment objective, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies and seeks to invest primarily in equities that are deemed to be undervalued.

MONEY MARKET FUND

      The Money Market Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Fund's portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

      All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Subadvisor shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Trustees. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category for short-term debt obligations by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that is rated in the highest rating category (i) by any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Subadvisor; (4)(i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest ("Demand Feature") or an obligation of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest ("Guarantee Obligation"), the Guarantee Obligation has received a rating from an NRSRO or the Guarantee Obligation is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee Obligation, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee Obligation, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee Obligation is substituted with another Demand Feature or Guarantee Obligation; (5) if it is a security issued by a money market fund registered with the Securities and Exchange Commission ("SEC") under the 1940 Act; or (6) if it is a government security as defined in Rule 2a-7. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations.

      The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the highest rating category, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. Immediately after the acquisition of any Demand Feature or Guarantee Obligation, the Fund, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee Obligation (or a security after giving effect to the Demand Feature or Guarantee Obligation) that is not within the highest rating category by NRSROs, the Fund shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation. The Fund may invest up to 5% of its total assets in securities that are "Second Tier" when acquired. The Fund may not invest more than the greater of 1% of its total assets or $1 million, measured at the time of investment, in "Second Tier" securities of any one issuer, except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Subadvisor, under procedures approved by the Board of Trustees, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Subadvisor and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.

      Pursuant to Rule 2a-7, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's NAV per share at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

      The Board has also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Board, at such intervals as they deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

      The extent of deviation between the Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Board has the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

      The Fund may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

      The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

SMALL CAP GROWTH FUND

      The Small Cap Growth Fund seeks long-term capital appreciation by investing primarily in securities of small-cap companies. The Fund normally invests at least 80% of its assets in companies with market capitalizations comparable to companies in the Russell 2000(R) Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. To that end, as of the date of the Prospectus the Fund generally invests in securities of companies with market capitalizations between $25 million and $4.8 billion.

      The Fund's Subadvisor selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies. The Subadvisor looks for securities of companies with above average revenue and earnings per share growth, participation in growing markets, potential for positive earnings surprises, and strong management ideally with high insider ownership.

      The Fund also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as new management, new products, changes in consumer demand, and changes in the economy.

SMALL CAP VALUE FUND

      The Small Cap Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies. The Fund normally invests its assets in companies with market capitalizations at the time of investment comparable to companies in the Russell 2000(R) Value Index and invests primarily in common stocks and securities convertible into common stock. To that end, as of the date of the Prospectus the Fund generally invests in securities of companies with market capitalizations between $33 million and $3.7 billion.

      It is expected that stock price performance for those firms that generate cash flow substantially exceeding normal capital spending requirements generally betters that of the equity market as a whole. At any given time, a large percentage of the Fund's portfolio may consist of substantial free cash flow generators. Generally, stocks will be sold either when they meet the Subadvisor's price objective or when the Subadvisor believes that there is a negative change in the fundamental performance of the issuer. The Fund may invest up to 15% of net assets in REITs.

TAX FREE BOND FUND

      The Tax Free Bond Fund invests in obligations of states and their political subdivisions and agencies, the interest from which is, in the opinion of the issuer's bond counsel, exempt from regular federal income tax ("Municipal Bonds" or "tax-exempt securities"). Neither the Fund, the Subadvisor nor counsel to the Fund reviews such opinions or otherwise determines independently that the interest on a security will be classified as tax-exempt interest.

      Municipal Bonds are issued to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. Because the Fund may hold high-grade Municipal Bonds, the income earned on shares of the Fund may tend to be less than it might be on a portfolio emphasizing lower quality securities. Conversely, to the extent that the Fund holds lower quality securities, the risk of default in the payment of principal or interest by the issuer of a portfolio security is greater than if the Fund held only higher quality securities. Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the Fund's capital under adverse market conditions, the Fund may from time to time purchase higher quality securities or taxable short-term investments with a resultant decrease in yield or increase in the proportion of taxable income.

      The Fund may sell a security at any time in order to improve the yield on the Fund's portfolio. In buying and selling portfolio securities, the Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Fund will not engage in arbitrage transactions.

      The Fund may invest in Industrial Development and Pollution Control Bonds and municipal lease obligations.

      From time to time, the Fund may invest 25% or more of the value of its total assets in Municipal Bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). The Fund may also invest up to 25% of the value of its total assets in Industrial Development Bonds. Further, the Fund may acquire all or part of privately negotiated loans made to tax-exempt borrowers. To the extent that these private placements are not readily marketable, the Fund will limit its investment in such securities (along with all other illiquid securities) to no more than 10% of the value of its net assets. Because an active trading market may not exist for such securities, the price that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

      The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

TOTAL RETURN FUND

      The Total Return Fund may invest in common stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments. The Fund will also invest in stocks and other equity securities that it believes to be undervalued based upon factors such as ratios of market price to book value, estimated liquidating value and projected cash flow. Approximately one-half of the Fund's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising the S&P 500(R) Index at the time of purchase. The remainder of the Fund's equity securities will normally be invested in stocks that the Fund believes to be undervalued.

      The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

      Although the Total Return Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Subadvisor believes it is appropriate to do so without regard to the length of time the particular security may have been held, subject to certain tax requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). A high turnover rate involves greater expenses to the Fund and may increase the possibility of shareholders realizing taxable capital gains. The Fund engages in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in achieving its investment objective.

VALUE FUND

      The Value Fund seeks to maximize long-term total return from a combination of capital growth and income. In order to achieve this objective the Fund normally invests at least 65% of its total assets in U.S. common stocks that the Fund's Subadvisor believes are "undervalued" (selling below their value) when purchased, typically pay dividends (although there may be non-dividend paying stocks if they meet the "undervalued" criteria), and are listed on a national securities exchange or are traded in the over-the-counter market. Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. The Fund is not designed or managed primarily to produce current income.

                         THE EQUITY INDEX FUND GUARANTEE

      NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Equity Index Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase of a Fund share (the "Guarantee Date"), the NAV of a Fund share, plus the value of all dividends and distributions paid with respect to that share, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the public offering price initially paid for the share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the NAV of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. For the services that NYLIM and its affiliates provide to the Fund, they receive the fees described in the prospectus. Neither NYLIM nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee.

      If, on a particular Guarantee Date, payments must be made under the terms of the Guarantee, the terms of the Guarantee will obligate NYLIFE unconditionally and irrevocably to pay to the Equity Index Fund's transfer and dividend disbursing agent for the benefit of shareholders with that Guarantee Date an amount equal to the difference between the Guaranteed Amount and NAV per each Guaranteed Share (as defined in the Prospectus) outstanding. The Equity Index Fund's transfer and dividend disbursing agent will forward the difference between the Guaranteed Amount and the NAV directly to each individual shareholder.

      A Guaranteed Share (the unit to which the Guaranteed Amount will apply) is not the same as a share of the Fund. Shareholders who redeem shares, or who elect to receive dividends and distributions in cash, will own fewer units to which the Guaranteed Amount applies (i.e., they will own fewer Guaranteed Shares) and therefore will lose a portion of the benefit of the Guarantee with respect to any such redemption or dividends or distributions received in cash. When a shareholder redeems shares, shares will be redeemed on a first in, first out basis, meaning that the oldest shares, including shares no longer subject to the Guarantee, would be redeemed first.

      Payment obligations under the Guarantee will be solely the obligations of NYLIFE. NYLIFE will pay any amounts owing under the Guarantee to the Fund's transfer and dividend disbursing agent on the fifth business day following a Guarantee Date. A pro rata portion of any amounts so paid will then be forwarded to each shareholder holding, as of the close of business on such date, Guaranteed Shares with that Guarantee Date. In the case of IRAs and certain other retirement plans, the amount due under the Guarantee may be transferred to a Money Market Fund account within the plan, instead of being paid to the shareholder in cash. The Guarantee is intended to assure each owner of Guaranteed Shares on a Guarantee Date that he or she will be able to recover, as of the Guarantee Date, at a minimum, the Guaranteed Amount (with no adjustment for inflation or the time value of money). The Guarantee will benefit any holder of such Guaranteed Shares on the relevant Guarantee Date, who need not be the original purchaser, and who, for example, may own such shares by gift or inheritance.

      Although the Equity Index Fund does not intend to pay dividends and distributions in cash to shareholders (unless a shareholder elects to receive payments in cash), such dividends and distributions which are reinvested will be taxable to shareholders. See "Tax Information." The Guaranteed Amount does not reflect any adjustment for the payment of taxes by a shareholder on dividends and distributions received from the Equity Index Fund.

      The obligations, if any, of NYLIFE under the Guarantee shall be discharged when all required payments are made in full to the transfer and dividend disbursing agent for the benefit of the shareholders or if the Equity Index Fund's NAV on a Guarantee Date is such that no amounts are payable to shareholders under the terms of the Guarantee. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. Neither the Equity Index Fund, New York Life, NYLIM, NYLIFE Distributors, any of their affiliates nor any other party is undertaking any obligation to the Equity Index Fund or its shareholders with respect to the Guarantee. New York Life is not obligated to pay any claim under the Guarantee or to make additional capital contributions to NYLIFE.

      Although the Guarantee has been arranged for by the Equity Index Fund and is created under contract between the Equity Index Fund and NYLIFE, the Equity Index Fund has no interest in, and specifically disclaims any interest in, the proceeds payable under the Guarantee, which are payable solely to the shareholders with a particular Guarantee Date. The designation of such shareholders as the sole beneficiaries of the Guarantee may not be changed by either the Equity Index Fund or such shareholders. The Guarantee is neither transferable nor assignable by the Equity Index Fund or the shareholders it benefits, nor may the Equity Index Fund or its shareholders cancel or waive rights under the Guarantee. The Guarantee cannot be surrendered by either the Fund or its shareholders for cash, except in the event that payment is made pursuant to its terms. Neither the Equity Index Fund nor its shareholders may use the Guarantee as a pledge for a loan, nor may the Equity Index Fund or its shareholders obtain any loan from NYLIFE with respect to amounts that may be payable pursuant to the Guarantee.

      The foregoing is only a summary, and not a complete statement of the principal terms of the Guarantee. Reference is made to the Guarantee, a specimen copy of which has been filed as an exhibit to the Registration Statement. This summary is subject thereto and qualified in its entirety by such reference.

      If the Fund pays a dividend or distribution in cash to all Fund shareholders, the amount of the distribution will reduce the Guaranteed Amount with respect to each Guaranteed Share in the amount of such cash distribution. Fund shares may be redeemed or exchanged by shareholders prior to their Guarantee Date. However, any such redeemed or exchanged shares will lose the benefit of the Guarantee.

      Following their particular Guarantee Date, the shares of the Equity Index Fund will be subject to those risks normally associated with an investment in shares of a mutual fund that invests in securities represented in the S&P 500(R) Index.

      NYLIFE LLC was formed in Delaware on September 30, 1999 as a Delaware limited liability company. Audited financial statements for NYLIFE, for its most recent fiscal year ended December 31, 2005, they appear at Appendix B to this SAI. New York Life is a mutual life insurance company.

      Even though the Equity Index Fund is closed to new share purchases, NYLIFE will continue to honor the Guarantee.

HOW THE INDEXING WORKS

      The weightings of stocks in the S&P 500(R) Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). The Manager seeks to provide investment results that mirror the performance of the Index. The Manager attempts to achieve this objective by investing in all stocks in the Index in the same proportion as their representation in the Index.

      It is a reasonable expectation that there will be a close correlation between the Equity Index Fund's performance and that of the Index in both rising and falling markets. The correlation between the performance of the Equity Index Fund and the Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Equity Index Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Equity Index Fund's correlation, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the Index, and the timing and amount of shareholder redemptions, if any.

      "Standard & Poor's", "S&P 500(R)", "S&P" and "Standard & Poor's 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Equity Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Equity Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Equity Index Fund particularly or the ability of the S&P 500(R) Index to track general stock market performance. The S&P 500(R) Index is determined, composed and calculated by S&P without regard to the Equity Index Fund. S&P has no obligation to take the needs of NYLIM or the shareholders of the Equity Index Fund into consideration in determining, composing or calculating the S&P 500(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Equity Index Fund or the timing of the issuance or sale of the Equity Index Fund or in the determination or calculation of the equation by which the Equity Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Equity Index Fund.

      S&P does not guarantee the accuracy and/or the completeness of the S&P 500(R) Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by NYLIM, shareholders of the Equity Index Fund, or any other person or entity from the use of the S&P 500(R) Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                   INVESTMENT PRACTICES, INSTRUMENTS AND RISKS
                            COMMON TO MULTIPLE FUNDS

      All Funds may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectus or elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager or Subadvisors may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Funds that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Funds that may engage in such practices or techniques.

      NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM

      The loss of money is a risk of investing in the Funds. None of the Funds, individually or collectively, is intended to constitute a balanced or complete investment program and each Fund's NAV per share will fluctuate based on the value of the securities held by that Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

ARBITRAGE

      Funds may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Code.

BANK OBLIGATIONS

      Funds may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks; and each Fund may invest in CDs, time deposits, and other short-term obligations issued by Savings and Loan Institutions ("S&Ls").

      CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Fund may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. A Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

      Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital, surplus, and undivided profits (as of the date of their most recently published financials) in excess of $100 million, or the equivalent in other currencies, if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured. The Equity Index Fund will not be subject to the above restriction to the extent it invests in bank obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Equity Index Fund also may invest in CDs of S&Ls (federally or state chartered and federally insured) having total assets in excess of $1 billion.

BORROWING

      A Fund may borrow from a bank, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code. To avoid the potential leveraging effects of a Fund's borrowings, the Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on a Fund's NAV per share of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of borrowing tends to result in a faster than average movement, up or down, in the NAV of a Fund's shares.

BRADY BONDS

      Funds may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring. Brady Bonds are not considered U.S. government securities.

      Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

      Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

COMMERCIAL PAPER

      A Fund may invest in commercial paper if it is rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Fund's Manager or Subadvisors determines that the commercial paper is of comparable quality. In addition, each Fund may invest up to 5% of its total assets in non-investment grade commercial paper if it is rated in the second highest ratings category by an NRSRO, such as S&P or Moody's, or, if unrated, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

CONVERTIBLE SECURITIES

      A Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

      Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

      As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

      Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

      The Fund may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Portfolio purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

DEBT SECURITIES

      Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

      A Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

      Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

      Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

      When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisors, such securities have the potential for future income (or capital appreciation, if any).

      Investment grade securities are securities rated at the time of purchase Baa or better by Moody's or BBB or better by S&P comparable non-rated securities. Non-rated securities will be considered for investment by the Funds when the Manager or Subadvisors believe that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Funds to a degree comparable to that of rated securities which are consistent with the Funds' objective and policies.

      Corporate debt securities with a rating lower than BBB by S&P, and corporate debt securities rated Baa or lower by Moody's, have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. (See Appendix A attached hereto for a description of corporate debt ratings.) If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders.

      The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisors will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

DEPOSITARY RECEIPTS

      A Fund may invest in ADRs. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. Most ADRs are traded on major U.S. stock exchanges. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADRs. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of underlying foreign securities.

EXCHANGE TRADED FUNDS

      To the extent a Fund may invest in securities of other investment companies, the Fund may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also "Securities of Other Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund. (See also "Securities of Other Investment Companies.")

      Among other types of ETFs, a Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500(R) Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.

      SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500(R) Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Fund. Moreover, a Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Fund due to transaction costs and other Fund expenses.

FIRM OR STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED

      A Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis.

      Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis and will designate which assets are being so maintained on its books and records. The Fund will make appropriate changes to the liquid assets designated (1) on a daily basis to reflect changes in the value of the liquid assets designated and (2) as of the time a firm commitment is entered into or closed to reflect a change in the Fund's aggregate obligations to firm commitments.

      A Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisors understand that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor will a Fund assume that such commitments would continue to be available under all market conditions.

      A standby commitment may not be used to affect a Fund's valuation of the security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

      Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

      The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time the Trust makes the commitment on behalf of a Fund to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. Each Fund will maintain liquid assets at least equal in value to any commitments to purchase securities on a firm or standby commitment basis. Such liquid assets either will mature or, if necessary, be sold on or before the settlement date.

FLOATING AND VARIABLE RATE SECURITIES

      Each Fund may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

      The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. To be an eligible investment for the Money Market Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

      Certain Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

FLOATING RATE LOANS

      Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

      A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

      A Fund may invest in a floating rate loan in one of three ways. (1) It may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

      A Fund may make a direct investment in a floating rate loans pursuant to a primary syndication and initial allocation process (i.e. buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment. If a Fund purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. A Fund may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist.

      If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in floating rate loans through the purchase of participation interests, the Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

      Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the Borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

      The Manager must determine that the investment is suitable for each Fund based on the Manager's independent credit analysis and industry research. Generally, this means that the Manager has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

      Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rate on the Fund's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund's NAV as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

FOREIGN CURRENCY TRANSACTIONS

      A Fund may invest in foreign securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may seek to increase its return by trading in foreign currencies. In addition, to the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

      Foreign currency transactions in which a Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when hedging, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.

      While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

      A Fund will maintain liquid assets in an amount at least equal in value to the Fund's commitments under these contracts and will designate which assets are being so maintained on its books and records. The Fund will make appropriate changes to the liquid assets designated (1) on a daily basis to reflect changes in the value of the liquid assets designated and (2) as of the time these contracts are entered into or closed to reflect a change in the Fund's aggregate obligations under these contracts. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

      Normally, consideration of fair value exchange rates will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager and each Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

      Another example is when the Manager or Subadvisors believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

      A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

      A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

      At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

      When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisors. A Fund generally will not enter into a forward contract with a term of greater than one year.

      In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Fund's commitments under these contracts and will designate which assets are being so maintained on its books and records. The Fund will make appropriate changes to the liquid assets designated (1) on a daily basis to reflect changes in the value of the liquid assets designated and (2) as of the time these contracts are entered into or closed to reflect a change in the Portfolio's aggregate obligations under these contracts. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will maintain liquid assets as described above.

      It should be realized that the use of forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

      The Manager and Subadvisors believe that active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated.

      The Funds cannot assure that their use of forward contracts will always be successful. Successful use of forward contracts depends on the Manager's or Subadvisor's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currencies and could result in losses to the Fund if currencies do not perform as the Manager or Subadvisor anticipates. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell a foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

      A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

      A Fund may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). A Fund's portfolios may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

      The Manager's or Subadvisors' determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisors currently consider to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisors do not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of the Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

      Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

      A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and Subadvisors intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

FOREIGN INDEX-LINKED INSTRUMENTS

      A Fund may invest, subject to compliance with each Fund's limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may, subject to compliance with its respective limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Tax considerations may limit the Funds" ability to invest in foreign index-linked instruments

FOREIGN SECURITIES

      A Fund may invest in U.S. dollar-denominated and non-U.S.-dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Fund is restricted to purchasing U.S. dollar-denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers. Securities of issuers within a given country may be denominated in the currency of another country. Each Fund may define "foreign securities" differently but, unless otherwise defined, foreign securities are those securities issued by companies domiciled outside the U.S. and that trade in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

      Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Foreign investments could be more difficult to sell than U.S. investments. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

      Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. stock exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S.-dollar-denominated securities traded in U.S. securities markets.

      Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FUTURES TRANSACTIONS

      A Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Fund's portfolio and for other appropriate risk management and investment purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities.

      A Fund may purchase and sell stock index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. A Fund may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

      A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, a municipal bond index, individual equity securities and various stock indices.

      When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

      A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

      Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

      Consistent with applicable law, Funds that are permitted to invest in futures contracts also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures.

      Futures on Debt Securities. A futures contract on a debt security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board Members.

      Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

      On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

      A Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

      Securities Index Futures. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

      Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

      Currency Futures. A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract if the Manager or Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Manager or Subadvisor anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

      A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity.

      Another risk is that the Manager or Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

      Options on Futures. For bona fide hedging and other appropriate risk management purposes, the Funds also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

      Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

      Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

      The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

      In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

      If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

      The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

      While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

      Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. A Fund will only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets.

      A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

      When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

      When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

      When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

      The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

      Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio might decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

      In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

      Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Foreign Currency. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

ILLIQUID SECURITIES

      A Fund may invest in illiquid securities, if such purchases at the time thereof would not cause more than 15% of the value of the Fund's net assets (10% of the Money Market Fund) to be invested in all such illiquid or not readily marketable assets. Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements maturing in more than seven days. Difficulty in selling securities may result in a loss or may be costly to a Fund.

      Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

      Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payments. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

      Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the TRA, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

INVESTMENT COMPANIES

      A Fund may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a fund from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Fund's total assets in securities of any one investment company, and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles, investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, no Fund may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

      A Fund may seek to increase its income by lending portfolio securities to certain broker-dealers and institutions, in accordance with procedures adopted by the Board. Under present regulatory policies, such loans would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to 100% of the current market value of the securities loaned. The total market value of securities loaned will not exceed one-third or 33 1/3% of the total assets of a Fund (30% of the total assets in the case of the Equity Index Fund). The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust and the Company, on behalf of certain of the Funds, has entered into an agency agreement with Investors Bank & Trust Company, which act as the Funds' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

      As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Manager or Subadvisor to be creditworthy and approved by the Board, and when, in the judgment of the Manager or Subadvisor, the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% (30% of the total assets in the case of the Equity Index Fund) of the value of the total assets of the lending Fund. Under the guidelines adopted by the Board, the agent is not permitted to lend more than 5% of a Fund's total assets to any one counterparty.

      Subject to the exemptive relief granted to the Funds from certain provisions of the 1940 Act, the Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds.

LOAN PARTICIPATION INTERESTS

      A Fund may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan.

      A Fund also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

      In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

      A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

      When a Fund acts as co-lender in connection with Participation Interests or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.

      The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of Participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Fund and the co-lender.

MORTGAGE DOLLAR ROLLS

      A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Fund will maintain liquid assets having a value not less than the repurchase price, and will designate which assets are being so maintained on its books and records. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

      Each Fund may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.

      Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Funds, to the extent permitted in the Prospectus, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

      A Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the GNMA, FHLMC, and FNMA, or (2) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. In addition, if any such security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments subject to a Fund's limitation on investments in illiquid securities.

      Mortgage Pass-Through Securities. The Funds may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Such interests differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

      Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations.

      GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

      Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

      FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

      If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

      Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards.

      Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund may purchase mortgage-related securities or any other assets that, in the opinion of the Fund's Manager or Subadvisor, are illiquid, subject to a Fund's limitation on investments in illiquid securities.

      Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

      An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio.

      In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

      The eligible Funds will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Fund's net assets would be invested in any one such CMO, more than 10% of the Fund's net assets would be invested in such CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of such CMOs.

      FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

      Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

      The Funds' Manager or Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

      CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

      CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities. Each of the Funds limits its investment in CMO residuals to less than 5% of its net assets.

      CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

      Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

      CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Funds will consider this rule in determining whether to invest in residual interests.

      Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

      Risks Associated with Mortgage-Backed Securities. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

      Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

      Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

      Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

      Other Asset-Backed Securities. The Funds' Manager and Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

      An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

      If consistent with a Fund's investment objective and policies, and in the case of the MainStay Money Market Fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

MUNICIPAL SECURITIES

      A Fund may purchase municipal securities. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including notes and bonds, are issued to obtain funds for various public purposes. Two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.

      General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are, in most cases, revenue bonds that do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).

      The yields on municipal securities depend upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligations offered and the rating of the issue or issues.

      Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

      Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

      Bond Anticipation Notes are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

      Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

      Project Notes are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

      Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

      Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

      Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

      A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security and credit enhancement guarantees available to them, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

      An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

      There may be other types of municipal securities that become available that are similar to the foregoing described municipal securities in which each Fund may invest.

      There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

      The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board of Trustees. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

      Income Level and Credit Risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal or interest on its or their municipal obligations may be materially affected. Although the Funds' quality standards are designed to minimize the credit risk of investing in municipal securities, that risk cannot be entirely eliminated.

      Tax Considerations. With respect to the Tax Free Bond Fund, income derived by the Fund from taxable investments, including but not limited to securities lending transactions, repurchase transactions, options and futures transactions, and investments in commercial paper, bankers' acceptances and CDs will be taxable for federal, state and local income tax purposes when distributed to shareholders. Income derived by the Fund from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions to shareholders, such distributions may be excludable from income for state personal income tax purposes. A portion of original issue discount relating to stripped municipal securities and their coupons may also be treated as taxable income under certain circumstances. Acquisitions of municipal securities at a market discount may also result in ordinary income and/or capital gains.

      The Tax Reform Act of 1986 ("TRA") limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and noncorporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

OPTIONS ON FOREIGN CURRENCIES

      To the extent that it invests in foreign currencies, a Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

      Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

      A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

      A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration designated by the Fund and being maintained on its books and records) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Fund maintains and designates on its books and records the difference in liquid assets.

      Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

      A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

      Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

OPTIONS ON SECURITIES

      A Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward contracts and options on foreign currencies) and purchasing or writing put or call options on securities and securities indices.

      The Funds may use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging". If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.

      Writing Call Options. A Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Fund maintains and designates on its books and records the difference in liquid assets.

      A Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

      During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

      A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

      A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

      Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

      Writing Put Options. A Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if the Fund maintains and designates on its books and records, liquid assets with a value equal to the exercise price. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Fund maintains and designates on its books and records the difference in liquid assets.

      The premium that the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

      A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

      The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

      If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

      In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Funds' intention that each Fund qualify as such. Subject to the limitation that all put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

      Purchasing Options. Each Fund, as specified for the Fund in the Prospectus, may purchase put or call options that are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or Subadvisors deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

      The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

      In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security that the Fund has the right to purchase. In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

      The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

      Married Puts. A Fund may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales Against the Box") but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

      Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

      Special Risks Associated With Options On Securities. A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

      A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

      The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

      The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON SECURITIES INDICES

      A Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of a Fund's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

      A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500(R) Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100(R) Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

      The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund.

      A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Fund may also allow options to expire unexercised.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

      A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds;

overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

      REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- larger capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

REPURCHASE AGREEMENTS

      A Fund may enter into domestic or foreign repurchase agreements with certain sellers determined by the Manager or the Subadvisor to be creditworthy pursuant to guidelines adopted by the Board.

      A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

      A Fund will limit its investment in repurchase agreements maturing in more than seven days subject to a Fund's limitation on investments in illiquid securities.

      In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

      The Trustees have delegated to each Fund's Manager or Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Funds to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Funds, the Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.

      For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

RESTRICTED SECURITIES - RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

      Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

      Each Fund may invest in Rule 144A securities and in 4(2) commercial paper. Certain securities only may be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the Securities Act of 1933 ("4(2) commercial paper"). The resale limitations on these types of securities may effect their liquidity.

      The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor, as the case may be, pursuant to guidelines approved by the Trustees.

      The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

      (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

      (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

      (iii) dealer undertaking to make a market in the 144A security; and

      (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

      To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

      To make the determination that an issue of 4(2) commercial paper is liquid, the Manager or Subadvisor must conclude that the following conditions have been met:

      (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest (par is equal to the face amount or stated value of such security and not the actual value received on the open market);

      (b) the 4(2) commercial paper is rated:

          (i) in one of the two highest rating categories by at least two NRSROs; or

          (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

          (iii) if the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

      (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

REVERSE REPURCHASE AGREEMENTS

      A Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

      Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3% of its total assets. While a reverse repurchase agreement is outstanding, the Funds will maintain liquid assets in an amount at least equal in value to the Fund's commitments to cover their obligations under the agreement and will designate which assets are being so maintained on its books and records.

      The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

      If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

      Securities rated lower than Baa by Moody's or lower than BBB by S&P (sometimes referred to as "high yield" or "junk" bonds) are not considered "investment grade". There is more price volatility, more risk of losing your principal investment, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative.

      Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

      The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Fund's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

      Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

      If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

      Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

      The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Fund's NAV per share and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

      In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

SHORT SALES AGAINST THE BOX

      A Fund may engage in short sales, which are transactions in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. Each of the Funds will only enter into short sales "against the box," and such transactions will be limited to involve no more than 25% of a Fund's total assets. A short sale against the box is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may maintain liquid assets, equal in value to 50% of the value of the short sale, and will designate which assets are being so maintained on its books and records. The maintained liquid assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. A Fund will only enter into short sales against the box with brokers the Manager or Subadvisor believes are creditworthy.

SOURCES OF LIQUIDITY OR CREDIT SUPPORT

      Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisors may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisors will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Fund's share price.

STRIPPED SECURITIES

      Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

      Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

      A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described above under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the SEC has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

SWAP AGREEMENTS

      A Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets, which have been designated by the Fund and are being maintained on its books and records for this purpose, to avoid any potential leveraging of the Fund's portfolio. A Fund may enter into swap agreements only to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

      Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

      In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Fund, may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) that at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. In addition, the Global High Income Fund and International Equity Fund may hold foreign cash and cash equivalents.

      In addition, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

U.S. GOVERNMENT SECURITIES

      Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by FNMA are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. U.S. government securities also include government-guaranteed mortgage-backed securities. See "Mortgage-Related and Other Asset-Backed Securities."

      U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

UNFUNDED LOAN COMMITMENTS

The Funds may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Funds enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

Unfunded loan commitments expose lenders to credit risk -- the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Since a Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitment and will designate which assets are being so maintained on its books and records. The Fund will make appropriate changes to the liquid assets designated on a daily basis to reflect changes in the value of the liquid assets designated or the amount of the unfunded commitment.

The Fund records an investment when the borrower draws down the money and records interest as earned. Unfunded loan commitments are considered as having no value for purposes of determining the Funds' net asset values.

VARIABLE RATE DEMAND NOTES ("VRDNS")

      The Tax Free Bond Fund may invest in tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Tax Free Bond Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDN is backed up by an irrevocable letter of credit or guaranty of the Institution. The Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the Institution in such obligation, except that the Institution typically retains fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

WARRANTS

      To the extent that a Fund invests in equity securities, the Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

WHEN-ISSUED SECURITIES

      Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Funds' intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

      When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

      The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund. A Fund will maintain liquid assets in an amount at least equal in value to any commitments to purchase securities on a when-issued basis and will designate which assets are being so maintained on its books and records. Such securities either will mature or, if necessary, be sold on or before the settlement date.

ZERO COUPON BONDS

      The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

ANTICIPATED USE OF INVESTMENTS

      The following chart indicates the types of investments that each Fund may typically utilize. The presence of an indication on the chart does not mean that a Fund will always use the indicated investment/technique in its portfolio nor does the absence of an indication mean that a Fund is restricted from using the investment/technique.

                                                                                                               High
                                                                                           Global             Yield
                                          Capital    Common             Diversified Equity  High             Corporate
                                        Appreciation  Stock Convertible    Income    Index Income Government   Bond    International
                                            Fund      Fund    Fund         Fund      Fund   Fund     Fund      Fund     Equity Fund
                                        ------------ ------ ----------- ----------- ------ ------ ---------- --------- -------------
Arbitrage
Bank Obligations                                                 -           -          -     -         -        -
Borrowing                                               -
Brady Bonds                                                                  -                -                  -
Common Stock                                  -         -        -           -          -                        -
Commercial Paper                              -                  -           -          -     -         -        -
Convertible Securities                                           -           -                                   -
Debt Securities                                                  -           -                -         -        -
Depositary Receipts                           -                  -           -                                   -           -
Exchange Traded Funds                                   -
Floating Rate Securities
Floating Rate Loans
Foreign Currency                                                             -                -                  -           -
Foreign Government Securities                                                -                -                  -
Foreign Index-Linked Instruments
Foreign Securities                            -                  -           -                -                  -           -
Futures                                                                                       -
High Yield Debt Securities ("Junk                                -           -                -                  -
   Bonds")
Illiquid Securities                                              -           -                                   -
Industrial Development and/or                                                -                                   -
   Pollution Control Bonds
Investment Companies                                             -
Loan Participations                                                          -                                   -
Mortgage Dollar Rolls                                                                                   -
Mortgage-Related/Asset-Backed                                    -           -                -         -        -
   Securities
Municipal Securities                                                         -                          -        -
Options on Foreign Currencies                                                -                -
Options on Securities                         -                  -           -
Preferred Stock                                                                                                  -
Real Estate Investment Trusts                                    -                                               -
Repurchase Agreements                                   -
Restricted Securities - Rule 144A
Securities and Section 4(2)
   Commercial Paper                                              -           -                -                  -           -
Reverse Repurchase Agreements                                                -
Securities Index Options                                                                -
Short Sales Against the Box
Stripped Securities
Swap Agreements
U.S. Government Securities                                       -           -          -     -         -        -
Variable Rate Demand Notes
Warrants                                                -        -           -                                   -           -
When Issued Securities                                  -        -                                               -
Zero Coupon Bonds                                                            -                          -        -


                                          Large        Mid    Mid          Small Small  Tax
                                          Cap          Cap    Cap   Money  Cap    Cap  Free  Total
                                          Growth  MAP Growth Value Market Growth Value Bond Return Value
                                           Fund  Fund  Fund   Fund  Fund   Fund   Fund Fund  Fund   Fund
                                          ------ ---- ------ ----- ------ ------ ----- ---- ------ -----
Arbitrage
Bank Obligations                                   -           -      -                        -
Borrowing
Brady Bonds                                                                                    -
Common Stock                                 -     -     -     -             -     -           -     -
Commercial Paper                                   -     -     -      -      -     -     -     -     -
Convertible Securities                             -           -                                     -
Debt Securities                                    -           -      -                  -     -
Depositary Receipts                          -     -     -     -             -     -           -     -
Exchange Traded Funds
Floating Rate Securities
Floating Rate Loans
Foreign Currency                                   -                                           -
Foreign Government Securities                                         -                        -
Foreign Index-Linked Instruments                   -
Foreign Securities                           -     -     -     -      -      -     -           -     -
Futures                                                                                  -
High Yield Debt Securities ("Junk                  -                                           -
   Bonds")
Illiquid Securities                                -                                           -
Industrial Development and/or                                                            -     -
   Pollution Control Bonds
Investment Companies                                                  -            -                 -
Loan Participations
Mortgage Dollar Rolls                                                                          -
Mortgage-Related/Asset-Backed                                         -                  -     -
   Securities
Municipal Securities                                                                     -     -
Options on Foreign Currencies                                                                  -
Options on Securities                              -     -     -             -           -     -     -
Preferred Stock                                    -           -                         -           -
Real Estate Investment Trusts                      -           -                   -           -
Repurchase Agreements                              -
Restricted Securities - Rule 144A
Securities and Section 4(2) Commercial Paper       -                  -                  -     -
Reverse Repurchase Agreements                      -
Securities Index Options
Short Sales Against the Box
Stripped Securities                                                                            -
Swap Agreements
U.S. Government Securities                         -                  -                        -
Variable Rate Demand Notes
Warrants                                           -
When Issued Securities                       -     -                  -                        -
Zero Coupon Bonds                                  -                  -                  -     -

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

      The Funds' investment restrictions set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, and the Funds' objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Trustees without the approval of shareholders.

      Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

EACH FUND MAY NOT:

      1. With respect to 75% of each Fund's total assets, invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer, except U.S. government securities, or purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund. This restriction does not apply to the Equity Index Fund and Global High Income Fund.

      2. Borrow money except from banks on a temporary basis for extraordinary or emergency purposes, including the meeting of redemption requests, or by engaging in reverse repurchase agreements or comparable portfolio transactions provided that these Funds maintain asset coverage of at least 300% for all such borrowings, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's total assets.

      3. Purchase securities (or with respect to the Tax Free Bond Fund purchase
(i) Pollution Control and Industrial Development Bonds, or (ii) securities the interest from which is not exempt from regular federal income tax) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. government securities, or with respect to each Fund, investments in repurchase agreements with respect thereto (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that (a) the above limitation does not apply to the Equity Index Fund to the extent that the Standard & Poor's 500(R) Composite Stock Price Index is so concentrated; (b) up to 40% of the Diversified Income Fund's, and High Yield Corporate Bond Fund's total assets, taken at market value, may be invested in each of the electric utility and telephone industries, but each Fund will not invest 25% or more in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more); (c) 25% or more of the market value of the total assets of the Money Market Fund will be invested in the securities of banks and bank holding companies, including CDs and bankers' acceptances; and (d) at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated" (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its total assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds.

      For the purposes of this investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P, the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system approved by the Board of Trustees. As of the date of this SAI, the Capital Appreciation Fund, Common Stock Fund, Equity Index Fund, International Equity Fund, Large Cap Growth Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, and the Value Fund relied on the GICS classifications, and the Convertible Fund, Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, Money Market Fund, Tax Free Bond Fund, and Total Return Fund relied on the classifications provided by Bloomberg, L.P. A Fund's reliance on a particular classification system is not a fundamental investment restriction, and, therefore, may be changed without shareholder approval.

      4. Purchase or sell real estate (excluding securities secured by real estate or interests therein or issued by companies that invest in or deal in real estate), commodities and commodity contracts. The Trust reserves the freedom of action to hold and to sell real estate acquired for any Fund as a result of the ownership of securities. Purchases and sales of foreign currencies on a spot basis and forward foreign currency exchange contracts, options on currency, futures contracts on currencies (or securities, with respect to Common Stock Fund, Global High Income Fund, Large Cap Growth Fund, MAP Fund, Mid Cap Value Fund, Small Cap Growth Fund, and Small Cap Value Fund) or securities indices and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction.

      5. Make loans to other persons, except loans of portfolio securities. The Equity Index Fund may lend securities in an amount not to exceed 30% of its total assets in accordance with applicable guidelines approved by the Board of Trustees. The purchase of debt obligations (and bankers' acceptances and commercial paper in the case of the Equity Index Fund) and the entry into repurchase agreements in accordance with a Fund's investment objectives and policies are not deemed to be loans for this purpose.

      6. Act as an underwriter of securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of portfolio securities.

      7. Issue senior securities, except to the extent permitted under the 1940 Act .

      The following fundamental investment restriction is applicable to the Tax Free Bond Fund only. The Tax Free Bond Fund must:

      1. Invest at least 80% of the Fund's net assets in securities the interest on which is exempt from regular federal income tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax.

      2. Invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

      In addition to each Fund's fundamental investment restrictions, the Trustees have voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. The following non-fundamental investment restrictions apply:

- Each Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

- The Convertible Fund may not invest more than 5% of its total assets in securities that are rated less than B by Moody's or S&P; or are unrated but judged by the Subadvisor to be of comparable quality.

- The Total Return Fund may not invest more than 20% of its debt securities in securities rated lower than Baa by Moody's or lower than BBB by S&P, or, if unrated, judged by the Subadvisor to be of comparable quality.

- The High Yield Corporate Bond Fund may not invest more than 20% of its net assets in securities rated lower than B by Moody's or S&P.

- The Convertible Fund, Equity Index Fund, Government Fund, High Yield Corporate Bond Fund, International Equity Fund, MAP Fund, Money Market Fund, Tax Free Bond Fund, and Total Return Fund may not enter into reverse repurchase agreements.

- Each of the Common Stock Fund, Diversified Income Fund, Global High Income Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund and Small Cap Value Fund may not invest more than 5% of its total assets in reverse repurchase agreements.

- The Government Fund and Tax Free Bond Fund may not invest in foreign securities.

- The Equity Index Fund, Government Fund, Money Market Fund and Tax Free Bond Fund may not invest in foreign currencies.

- The Equity Index Fund and MAP Fund may not invest in non-government mortgage pass-through securities.

- The Equity Index Fund, Government Fund, MAP Fund, Money Market Fund and Tax Free Bond Fund may not purchase or write options on foreign currencies.

- The Capital Appreciation Fund, Common Stock Fund, Equity Index Fund, Large Cap Growth Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Money Market Fund, Small Cap Growth Fund, Small Cap Value Fund, and Value Fund may not purchase or sell futures contracts on debt securities or indices of debt securities.

- The Government Fund, High Yield Corporate Bond Fund, Mid Cap Growth Fund, Money Market Fund, and Tax Free Bond Fund may not purchase or sell stock index futures.

- The Equity Index Fund, Government Fund, Money Market Fund and Tax Free Bond Fund may not purchase or sell foreign currency futures.

- The Equity Index Fund, Government Fund, MAP Fund, Money Market Fund and Tax Free Bond Fund may not enter into interest rate, index or currency exchange rate swap agreements.

-     The MAP Fund may not enter into short sales "against the box."

- The Equity Index Fund, Government Fund, Money Market Fund and Tax Free Bond Fund may not invest in convertible securities.

- The Equity Index Fund, International Equity Fund, MAP Fund and Tax Free Bond Fund may not simultaneously purchase and sell a security in different markets to take advantage of price differences in the different markets.

- The MAP Fund and Money Market Fund may not write or purchase call or put options on portfolio securities.

- The Equity Index Fund, MAP Fund, Money Market Fund and Tax Free Bond Fund may not engage in married puts.

- Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, Mid Cap Growth Fund, Money Market Fund, Total Return Fund, and Value Fund may not purchase a put or call option if, as a result, the amount of premiums paid for all put and call options then outstanding would exceed 10% of the value of the Fund's total assets.

-     The MAP Fund may not purchase call or put options on securities indices.

- The Equity Index Fund may not purchase put options on securities indices and may purchase index call options only on the S&P 500(R) Composite Price Index.

-     The Equity Index Fund may not trade in foreign currencies.

- The Money Market Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act.

- The Money Market Fund may not invest in leveraged inverse floating rate debt instruments.

      Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's NAV.

                 NON-FUNDAMENTAL POLICIES RELATED TO FUND NAMES

Certain of the Trust's Funds have names that suggest that the Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. The Trust has adopted a non-fundamental policy for each of these Funds to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the Trust has adopted a policy to provide the Fund's shareholders with at least 60 days prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described below. The affected Funds and their corresponding 80% policies are as set forth in the table below:

FUND                                         NON-FUNDAMENTAL INVESTMENT POLICY
MAINSTAY COMMON STOCK FUND                   To invest, under normal circumstances, at least 80% of its assets in common Stocks

MAINSTAY CONVERTIBLE FUND                    To invest, under normal circumstances, at least 80% of its assets in convertible securities

MAINSTAY EQUITY INDEX FUND                   To invest, under normal circumstances, at least 80% of its assets in stocks of the S&P 500(R) Index

MAINSTAY GOVERNMENT FUND                     To invest, under normal circumstances, at least 80% of its assets in U.S. government securities

MAINSTAY HIGH YIELD CORPORATE BOND FUND      To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities

FUND                                         NON-FUNDAMENTAL INVESTMENT POLICY
MAINSTAY INTERNATIONAL EQUITY FUND           To invest, under normal circumstances, at least 80% of its assets in equity securities

MAINSTAY LARGE CAP GROWTH FUND               To invest, under normal circumstances, at least 80% of its net assets plus borrowings, in large capitalization companies.

MAINSTAY MID CAP GROWTH FUND                 To invest, under normal circumstances, at least 80% of its assets in companies with market capitalizations that, at the time of investment, are similar to the market capitalization of companies in the Russell Midcap(R) Growth Index from time to time.

MAINSTAY MID CAP VALUE FUND                  To invest, under normal circumstances, at least 80% of its assets in common and preferred stock of companies with market
                                             capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index

MAINSTAY SMALL CAP GROWTH FUND               To invest, under normal circumstances, at least 80% of its assets in companies with market capitalizations at the time of investment comparable to companies in the Russell 2000(R) Index

                                             To invest, under normal circumstances, at least 80% of its assets in companies
MAINSTAYSMALL CAP VALUE FUND                 with market capitalizations at the time of investment comparable to companies in the Russell 2000(R) Value Index



MAINSTAY TAX FREE BOND FUND                  To invest, under normal circumstances, at least 80% of its assets in municipal bonds

                              TRUSTEES AND OFFICERS

MANAGEMENT

The Board of Trustees oversees the management of the Trust and elects its officers. Information pertaining to the Board Members and officers is set forth below. Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or (2) his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees. The Trust's officers are responsible for the day-to-day operations of the Trust. The business address of each Trustee and officer is 51 Madison Avenue, New York, New York 10010.

                              INTERESTED TRUSTEES*

                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                                                               IN FUND           OTHER
                                TERM OF OFFICE                 PRINCIPAL                       COMPLEX       DIRECTORSHIPS
     NAME AND      POSITION(S)    AND LENGTH                OCCUPATION(S)                     OVERSEEN          HELD BY
  DATE OF BIRTH    WITH TRUST     OF SERVICE             DURING PAST 5 YEARS                 BY TRUSTEE         TRUSTEE
-----------------  ----------- ----------------- ---------------------------------------     -----------  -------------------
GARY E. WENDLANDT  Chairman,   Indefinite;       Chief Executive Officer, Chairman, and          62       Chairman and Chief
10/8/50            Chief       Chairman since    Manager, New York Life Investment                        Executive Officer
                   Executive   2002, Chief       Management LLC (including predecessor                    of MainStay VP
                   Officer and Executive         advisory organizations) and New York                     Series Fund, Inc.
                   Trustee     Officer since     Life Investment Management Holdings
                               2004 and Trustee  LLC; Executive Vice President, New
                               since 2000        York Life Insurance Company; Executive
                                                 Vice President and Manager, NYLIFE
                                                 LLC; Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and
                                                 NYLCAP Manager LLC; Manager, MacKay
                                                 Shields LLC; Executive Vice President,
                                                 New York Life Insurance and Annuity
                                                 Corporation; Chairman, Chief Executive
                                                 Officer, and Director, MainStay VP
                                                 Series Fund, Inc. (25 portfolios);
                                                 Chief Executive Officer, Eclipse Funds
                                                 (3 Portfolios) and Eclipse Funds Inc.
                                                 (15 Portfolios) (since June 2005);
                                                 Executive Vice President and Chief
                                                 Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).

* Trustee considered to be an "interested persons" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered "interested persons" may be referred to as "Non-Interested Trustees."

                             NON-INTERESTED TRUSTEES


                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                 IN FUND             OTHER
                                        TERM OF OFFICE             PRINCIPAL                     COMPLEX         DIRECTORSHIPS
      NAME AND          POSITION(S)       AND LENGTH              OCCUPATION(S)                  OVERSEEN           HELD BY
    DATE OF BIRTH       WITH TRUST        OF SERVICE           DURING PAST 5 YEARS              BY TRUSTEE          TRUSTEE
-------------------   -------------   ------------------ ------------------------------------   ----------    ------------------
CHARLYNN GOINS        Trustee         Indefinite; since  Retired. Chairperson of the Board,         19        None
9/15/42                               2001               New York City Health and Hospital
                                                         Corporation.


EDWARD J. HOGAN       Trustee         Indefinite; since  Rear Admiral U.S. Navy (Retired);          19        None
8/17/32                               1996               Independent Management Consultant
                                                         (1997 to 2002).

TERRY L. LIERMAN      Trustee         Indefinite; since  Partner, Health Ventures LLC (2001         19        None
1/4/48                                1991               to 2005); Chair, Maryland Democratic
                                                         Party; Chairman, Smartpaper
                                                         Networks Corporation
                                                         (communications); Vice Chair,
                                                         Employee Health Programs (1990 to
                                                         2002); Partner, TheraCom (1994 to
                                                         2001); President, Capitol
                                                         Associates, Inc. (1984 to 2001).

JOHN B. MCGUCKIAN     Trustee         Indefinite; since  Chairman, Ulster Television Plc;           19        Non-Executive
11/13/39                              1997               Chancellor, Queen's University                       Director, Allied
                                                         (1985 to 2001).                                      Irish Banks Plc;
                                                                                                              Chairman and
                                                                                                              Non-Executive
                                                                                                              Director, Irish
                                                                                                              Continental Group,
                                                                                                              Plc; Chairman, AIB
                                                                                                              Group (UK) Plc;
                                                                                                              Non-Executive
                                                                                                              Director, Unidare
                                                                                                              Plc.

DONALD E. NICKELSON   Lead            Indefinite;        Retired. Vice Chairman, Harbour            19        Director, Adolor
12/9/32               Non-Interested  Trustee since      Group Industries, Inc. (leveraged                    Corporation;
                      Trustee         1994; Lead         buyout firm) ); President,                           Director, First
                                      Non-Interested     PaineWebber Group (1988 to 1990).                    Advantage
                                      Trustee since 2000                                                      Corporation

RICHARD S. TRUTANIC   Trustee         Indefinite; since  Chairman (1990 to present) and             19        None
2/13/52                               1994               Chief Executive Officer (1990 to
                                                         1999), Somerset Group (financial
                                                         advisory firm); Managing Director
                                                         and Advisor, The Carlyle Group
                                                         (private investment firm) (2002 to
                                                         2004); Senior Managing Director,
                                                         Groupe Arnault (private investment
                                                         firm) (1999 to 2002).

                        OFFICERS (WHO ARE NOT TRUSTEES)*

                                                     TERM OF
                                                     OFFICE                               PRINCIPAL
                           POSITION(S) WITH         AND LENGTH                           OCCUPATION(S)
NAME AND DATE OF BIRTH         TRUST                OF SERVICE                        DURING PAST 5 YEARS
------------------------  ------------------------  -----------        -------------------------------------------------------
ROBERT A. ANSELMI         Chief Legal Officer       Since 2003         Senior Managing Director, General Counsel and
10/19/46                                                               Secretary, New York Life Investment Management LLC
                                                                       (including predecessor advisory organizations);
                                                                       General Counsel and Secretary, New York Life
                                                                       Investment Management Holdings LLC; Senior Vice
                                                                       President, New York Life Insurance Company; Vice
                                                                       President and Secretary, McMorgan & Company LLC;
                                                                       Secretary, NYLIM Service Company LLC, NYLCAP Manager
                                                                       LLC, and Madison Capital Funding LLC; Chief Legal
                                                                       Officer, Eclipse Funds, Eclipse Funds Inc., and
                                                                       MainStay VP Series Fund, Inc.; Managing Director and
                                                                       Senior Counsel, Lehman Brothers Inc. (October 1998 to
                                                                       December 1999); General Counsel and Managing
                                                                       Director, JP Morgan Investment Management Inc. (1986
                                                                       to September 1998).

ARPHIELA ARIZMENDI        Treasurer,                Since 2005         Director of Fund Accounting and Administration, New
10/26/56                  and Principal Financial                      York Life Investment Management LLC (since );
                          and Accounting Officer                       Treasurer, and Principal Financial and Accounting
                                                                       Officer, Eclipse Funds, Eclipse Funds Inc., McMorgan
                                                                       Funds and MainStay VP Series Fund, Inc. (since
                                                                       December 2005); Assistant Treasurer, The MainStay
                                                                       Funds, Eclipse Funds, Eclipse Funds Inc., McMorgan
                                                                       Funds and MainStay VP Series Fund, Inc. (since 2005).

CHRISTOPHER O. BLUNT      President                 Since 2005         Executive Vice President, New York Life Investment
5/13/61                                                                Management LLC and New York Life Investment
                                                                       Management Holdings LLC (since July 2004); Manager
                                                                       and Executive Vice President, NYLIM Product
                                                                       Distribution, NYLIFE Distributors LLC (since January
                                                                       2005); Chairman, NYLIM Service Company LLC (since
                                                                       March 2005); Chairman and Class C Director, New York
                                                                       Life Trust Company, FSB (since December 2004);
                                                                       Chairman, New York Life Trust Company (since February
                                                                       2005); President, Eclipse Funds and Eclipse Funds
                                                                       Inc. (since June 2005); Chairman and Chief Executive
                                                                       Officer, Giving Capital, Inc. (2001 to June 2004);
                                                                       Chief Marketing Officer - Americas, Merrill Lynch
                                                                       Investment Managers, and President, Mercury Funds
                                                                       Distributors (1999 to 2001).

SCOTT T. HARRINGTON       Vice President -          Since 2005         Director, New York Life Investment Management LLC
2/8/59                    Administration                               (including predecessor advisory organizations); Vice
                                                                       President - Administration, MainStay VP Series Fund,
                                                                       Inc., Eclipse Funds, and Eclipse Funds Inc. (since
                                                                       June 2005).

ALISON H. MICUCCI         Vice President -          Since 2004         Managing Director and Chief Compliance Officer, New
12/16/65                  Compliance                                   York Life Investment Management LLC (June 2003 to
                                                                       present); Chief Compliance Officer, New York Life
                                                                       Investment Management Holdings LLC (June 2003 to
                                                                       present); Managing Director, Compliance, NYLIFE
                                                                       Distributors LLC; Vice President - Compliance,
                                                                       Eclipse Funds, Eclipse Funds Inc., and MainStay VP
                                                                       Series Fund, Inc.; Deputy Chief Compliance Officer,
                                                                       New York Life Investment Management LLC (September
                                                                       2002 to June 2003); Vice President and Compliance
                                                                       Officer, Goldman Sachs Asset Management (November
                                                                       1999 to August 2002).

                                                     TERM OF
                                                     OFFICE                               PRINCIPAL
                           POSITION(S) WITH         AND LENGTH                           OCCUPATION(S)
NAME AND DATE OF BIRTH         TRUST                OF SERVICE                        DURING PAST 5 YEARS
------------------------  ------------------------  -----------        -------------------------------------------------------
MARGUERITE E.H. MORRISON  Secretary                 Since 2004         Managing Director and Associate General Counsel, New
3/26/56                                                                York Life Investment Management LLC (since June
                                                                       2004); Managing Director and Secretary, NYLIFE
                                                                       Distributors LLC; Secretary, Eclipse Funds, Eclipse
                                                                       Funds Inc., and MainStay VP Series Fund, Inc.; Chief
                                                                       Legal Officer - Mutual Funds and Vice President and
                                                                       Corporate Counsel, The Prudential Insurance Company
                                                                       of America (2000 to June 2004).

RICHARD W. ZUCCARO        Vice President-Tax      Since 1991         Vice President, New York Life Insurance Company; Vice
12/12/49                                                               President, New York Life Insurance and Annuity
                                                                       Corporation, New York Life Trust Company, FSB, NYLIFE
                                                                       Insurance Company of Arizona, NYLIFE LLC, and NYLIFE
                                                                       Securities Inc.; Vice President, Tax, NYLIFE
                                                                       Distributors LLC; Tax Vice President, New York Life
                                                                       International, LLC, New York Life Trust Company, and
                                                                       NYLIM Service Company LLC; Vice President - Tax,
                                                                       Eclipse Funds, Eclipse Funds Inc., and MainStay VP
                                                                       Series Fund, Inc.

* The officers listed above are considered to be "interested persons" of the Trust within the meaning of the 1940 Act because of their affiliation with the Trust, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

BOARD OF TRUSTEES

      The Board of Trustees oversees the Funds, the Manager and the Subadvisors. The committees of the Board include the Audit and Compliance Committee, Brokerage and Expense Committee, Operations Committee, Performance Committee and Nominating Committee. The Board has also established a Valuation Committee, a Valuation Subcommittee, and a Dividend Committee, each of which include members who are not Trustees.

      Audit and Compliance Committee. The purpose of the Audit and Compliance Committee, which meets on an as needed basis, is to (1) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (3) to oversee the Trust's compliance program and the compliance monitoring, supervision, and reporting by, and overall performance of, the Trust's Chief Compliance Officer; and (4) act as a liaison between the Trust's independent auditors and the full Board of Trustees. The members of the Audit and Compliance Committee include Edward J. Hogan, Charlynn Goins, Terry L. Lierman, John B. McGuckian, Donald E. Nickelson (Chairman), and Richard S. Trutanic. There were 9 Audit and Compliance Committee meetings held during the fiscal year ended October 31, 2005.

      As of November 1, 2004, pursuant to the authority granted it by the Audit and Compliance Committee Charter, the Audit and Compliance Committee retained the services of Alan R. Latshaw as an independent financial expert consultant to provide advice and other services similar to that provided by an "Audit Committee Financial Expert" under Section 407 of the Sarbanes-Oxley Act of 2002. Mr. Latshaw receives an annual retainer of $45,000, as well $1,000 per meeting attended, plus reimbursements for travel and out-of-pocket expenses.

      Brokerage and Expense Committee. The purposes of the Committee are to assist the Board in (1) overseeing the policies and procedures of the Funds with respect to brokerage and other matters relating to transactions in portfolio securities and other instruments; and (2) requesting and evaluating necessary information in connection with fee and expenses of the Funds or their shareholders that may arise out of agreements and arrangements that may be submitted to the Board for its review or approval. The members of the Brokerage and Expense Committee include Terry L. Lierman, John B. McGuckian, and Richard S. Trutanic (Chairman). There were 3 Brokerage and Expense Committee meetings held during the fiscal year ended October 31, 2005.

      Dividend Committee. The purpose of the Dividend Committee is to calculate the dividends authorized by the Board and to set the record and payment dates. The members of the Dividend Committee, on which one or more Trustees may serve, include Arphiela Arizmendi and Gary E. Wendlandt. There were no Dividend Committee meetings held during the fiscal year ended October 31, 2005.

      Operations Committee. The purpose of the Operations Committee is to consider issues of importance to the efficient and orderly operations of the Funds, including but not limited to reviewing the implementation of policies and procedures of the Funds and of the Funds' service providers. The members of the Operations Committee include Edward J. Hogan (Chairman) and Terry L. Lierman. There were 2 Operations Committee meetings held during the fiscal year ended October 31, 2005.

      Performance Committee. The purpose of the Performance Committee is to oversee the Funds' investment performance. The members of the Performance Committee include Charlynn Goins (Chairperson), Donald E. Nickelson Edward J. Hogan, and Terry L. Lierman. There were 4 Performance Committee meetings held during the fiscal year ended October 31, 2005.

      Nominating Committee. The purposes of the Nominating Committee are to (1) evaluate the qualifications of candidates and make nominations for independent trustee membership on the Board; (2) nominate members of committees of the Board and periodically review committee assignments; and (3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. The members of the Nominating Committee include all the Independent Trustees:
Charlynn Goins, Edward J. Hogan, Terry L. Lierman, John B. McGuckian, Donald E. Nickelson (Chairman), and Richard S. Trutanic. There were 2 Nominating Committee meetings held during the fiscal year ended October 31, 2005.

      The Nominating Committee has adopted Policies for Consideration of Board Member Candidates (the "Candidate Policy"), formal policies on the consideration of Board member candidates, including nominees recommended by shareholders. When evaluating the qualifications of a candidate, the Nominating Committee considers the candidate's potential contribution to the Board and its committees and any other relevant factors. The Nominating Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

      In assessing the qualifications of a candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant. The Nominating Committee will consider potential candidates recommended by shareholders provided that: (i) the proposed candidates satisfy the director qualification requirements; and (ii) the nominating shareholders comply with the Candidate Policy. Other than in compliance with the requirements mentioned in the preceding sentence, the Nominating Committee will not otherwise evaluate shareholder trustee nominees in a different manner than other nominees, and the standard of the Committee is to treat all equally qualified nominees in the same manner.

      Valuation Committee. The purpose of the Valuation Committee is to oversee the implementation of the Trust's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The members of the Valuation Committee, on which one or more Trustees may serve, include Arphiela Arizmendi, Charlynn Goins, Alison H. Micucci, Marguerite E. H. Morrison, Donald E. Nickelson, Richard S. Trutanic and Gary E. Wendlandt (Chairman). The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were 4 Valuation Committee meetings held during the fiscal year ended October 31, 2005.

      Valuation Subcommittee. The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Trustees may serve, include Ravi Akhoury, Arphiela Arizmendi, Charlynn Goins, Alison H. Micucci, Marguerite E. H. Morrison, Donald E. Nickelson, Richard S. Trutanic and Gary E. Wendlandt. There were 5 Valuation Subcommittee meetings held during the fiscal year ended October 31, 2005.

      As of December 31, 2005, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment company overseen by the Trustee within the same family of investment companies as the Trust was as follows:

                               INTERESTED TRUSTEES

                                                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                         SECURITIES IN ALL REGISTERED INVESTMENT
                                                                                              COMPANIES OVERSEEN BY TRUSTEE
 NAME OF TRUSTEE               DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST               IN FAMILY OF INVESTMENT COMPANIES
------------------          ---------------------------------------------------          ----------------------------------------
Gary E. Wendlandt                                                                                         Over $100,000
                              MainStay Large Cap Growth Fund - Over $100,000
                            MainStay International Equity Fund - Over $100,000

                             NON-INTERESTED TRUSTEES

                                                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                         SECURITIES IN ALL REGISTERED INVESTMENT
                                                                                              COMPANIES OVERSEEN BY TRUSTEE
 NAME OF TRUSTEE               DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST               IN FAMILY OF INVESTMENT COMPANIES
------------------          ---------------------------------------------------          ----------------------------------------
Charlynn Goins              High Yield Corporate Bond Fund - $10,001 - $50,000                       Over $100,000
                                International Equity Fund - Over $100,000
                                 Mid Cap Value Fund - $50,001 - $100,000
                                 Small Cap Value Fund - $10,001 - $50,000

Edward J. Hogan            High Yield Corporate Bond Fund - $50,001 - $100,000                       Over $100,000

Terry L. Lierman                 Capital Appreciation Fund - $1 - $10,000                          $10,001 - $50,000
                                  Global High Income Fund - $1 - $10,000
                              International Equity Fund - $10,001 - $50,000
                                      Value Fund - $10,001 - $50,000

John B. McGuckian                                   $0                                                    $0

Donald E. Nickelson             Large Cap Growth Fund - $50,001 - $100,000                           Over $100,000

Richard S. Trutanic                   Total Return Fund - $1 -10,000                                  $1 -10,000

      As of December 31, 2005, each Trustee who is not an "interested person," as that term is defined in the 1940 Act, of the Trust, and his or her immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Trust, or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Trust as follows:

                             NON-INTERESTED TRUSTEES

                                NAME OF OWNERS AND                    TITLE OF                             PERCENT OF
   NAME OF TRUSTEE          RELATIONSHIP TO TRUSTEE       COMPANY      CLASS     VALUE OF SECURITIES        CLASS
---------------------       -----------------------       -------     --------   -------------------       ----------
Charlynn Goins                         N/A                                                None
Edward J. Hogan                        N/A                                                None
Terry L. Lierman                       N/A                                                None
John B. McGuckian                      N/A                                                None
Donald E. Nickelson                    N/A                                                None
Richard S. Trutanic                    N/A                                                None

COMPENSATION

      The following Compensation Table reflects the compensation received by certain Trustees and/or officers, for the fiscal period ended October 31, 2005, from the Trust and from certain other investment companies (as indicated) that have the same investment adviser as the Trust or an investment adviser that is an affiliated person of one of the Trust's investment advisers. The Non-Interested Trustees of the Trust receive from the Trust an annual retainer of $45,000, a fee of $2,000 for each Board of Trustees meeting attended and a fee of $1,000 for each Board committee meeting attended, $500 for each Valuation Subcommittee meeting attended, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Chairman of the Audit and Compliance Committee receives $2,000 and the Chairmen of the Brokerage, Operations and Performance Committees receives $1,000 for each meeting of the respective committees. In addition, each Non-

Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. Trustees who are affiliated with New York Life do not receive compensation from the Trust.

                               COMPENSATION TABLE

                                         AGGREGATE        PENSION OR RETIREMENT                               TOTAL COMPENSATION
                                       COMPENSATION         BENEFITS ACCRUED             ESTIMATED          FROM THE TRUST AND THE
           NAME OF PERSON,               FROM THE              AS PART OF             ANNUAL BENEFITS            FUND COMPLEX
              POSITION                    TRUST              FUND EXPENSES           UPON RETIREMENT          PAID TO TRUSTEES
-------------------------------        ------------       ---------------------      ----------------      -----------------------
Charlynn Goins, Trustee                $    102,000                 0                       0                     $  102,000
Edward J. Hogan, Trustee               $     99,000                 0                       0                     $   99,000
Terry L. Lierman, Trustee              $     92,000                 0                       0                     $   92,000
Donald E. Nickelson, Lead              $    136,500                 0                       0                     $  136,500
Non-Interested Trustee
Richard S. Trutanic, Trustee           $     94,500                 0                       0                     $   94,500
John B. McGuckian, Trustee             $     84,000                 0                       0                     $   84,000

CODES OF ETHICS

      The Trust, its Manager, its Distributor, and each of its Subadvisors have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Trust. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                THE MANAGER, THE SUBADVISORS AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

      Pursuant to the Management Agreement for the Funds, NYLIM, subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of each Fund, administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. NYLIM is a wholly-owned subsidiary of New York Life.

      The Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust, the Manager or the Subadvisors (the "Non-Interested Trustees").

      The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

      The Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

      In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectus, the Manager bears the following expenses:

      (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or a Subadvisor;

      (b) the fees to be paid to the Subadvisors pursuant to the Subadvisory Agreements; and

      (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Trust, as the case may be.

      (d) For its services, each Fund pays the Manager a monthly fee. See the Prospectus, under the heading "Know with Whom You're Investing."

      Effective August 1, 2005, with respect to certain Funds, the Manager has entered into a written expense limitation agreement under which it agreed to waive a portion of each Fund's management fee or reimburse expenses to the extent that such Fund's total ordinary expenses (total fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transactions expenses relating to the purchase or sale of portfolio investments) on an annualized basis exceed a certain percentage for its Class A shares, as specified in the Funds' prospectus, from time to time. The Manager will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to Class B, Class C, Class I, Class R1 and Class R2 shares of those Funds. These expense limitations may be modified or terminated only the with approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from a Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

      Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to certain Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, IBT is compensated by NYLIM.

SUBADVISORY AGREEMENTS

      Pursuant to the Subadvisory Agreements, as the case may be, (a) between the Manager and Markston with respect to the MAP Fund; (b) between the Manager and Jennison with respect to the MAP Fund; (c) between the Manager and Winslow with respect to the Large Cap Growth Fund; and (d) between the Manager and MacKay Shields with respect to the Capital Appreciation Fund, Convertible Fund, Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Money Market Fund, Small Cap Growth Fund, Small Cap Value Fund Tax Free Bond Fund, Total Return Fund and Value Fund (each a "Subadvisor" and collectively the "Subadvisors"), and subject to the supervision of the Trustees of the Trust and the Manager in conformity with the stated policies of each of the Funds and the Trust, each Subadvisor manages such Fund's portfolios, including the purchase, retention, disposition and loan of securities. There are no subadvisors for the Common Stock Fund and the Equity Index Fund.

As compensation for services, the Manager, not the Funds, pays the Funds' Subadvisors an annual fee, computed daily and paid monthly, calculated on the basis of each Fund's average daily net assets during the preceding month at the following annual rates:

                                                        ANNUAL RATE
                                                        -----------
Capital Appreciation Fund                                 0.360%(1)
Convertible Fund *                                        0.360%(2)
Diversified Income Fund *                                 0.300%
Global High Income Fund *                                 0.350%
Government Fund *                                         0.300%(3)
High Yield Corporate Bond Fund                            0.300%(4)
International Equity Fund *                               0.600%
Large Cap Growth Fund                                     0.400%(5)
MAP Fund                                                  0.450%(6)
Mid Cap Growth Fund *                                     0.375%
Mid Cap Value Fund *                                      0.350%
Money Market Fund *                                       0.250%(7)
Small Cap Growth Fund *                                   0.500%
Small Cap Value Fund *                                    0.425%(8)
Tax Free Bond Fund *                                      0.300%
Total Return Fund *                                       0.320%(9)
Value Fund *                                              0.360%(10)

----------
* NYLIM has entered into written expense limitation agreements with respect to these Funds whereby it agreed to waive fees and/or reimburse expenses to the extent that total annual fund operating expenses exceed a certain percentage of average daily net assets for each Class of shares of such Fund (see the Prospectus). To the extent NYLIM has agreed to reimburse expenses, MacKay Shields, the Subadvisor for these Funds, has voluntarily agreed to waive or reimburse its fee proportionately.

      net assets for each Class of shares of such Fund (see the Prospectus). To the extent NYLIM has agreed to reimburse expenses, MacKay Shields, the Subadvisor for these Funds, has voluntarily agreed to waive or reimburse its fee proportionately.

(1) On assets up to $200 million; 0.325% on assets from $200 million to $500 million; and 0.250% on assets in excess of $500 million.

(2) On assets up to $500 million; 0.335% on assets from $500 million to $1 billion; and 0.310% on assets in excess of $1 billion.

(3)   On assets up to $1 billion; 0.275% on assets in excess of $1 billion.

(4)   On assets up to $500 million; 0.275% on assets in excess of $500 million.

(5) On the average daily net asset value of all Subadvisor -serviced assets in all investment companies managed by the Manager, including the Large Cap Growth Fund, up to $250 million; 0.350% on such assets from $250 million up to $500 million; 0.300% on such assets from $500 million up to $750 million; 0.250% on such assets from $750 million up to $1 billion; and 0.200% on such assets in excess of $1 billion.

(6) On assets up to $250 million; 0.400% on assets from $250 million to $500 million; and 0.350% on assets in excess of $500 million.

(7) On assets up to $300 million; 0.225% on assets from $300 million to $700 million; 0.200% on assets from $700 million to $1 billion; and 0.175% on assets in excess of $1 billion.

(8) One half of the management fee payable to the Manager, net of management fee waivers, expense limitations and reimbursements.

(9)   On assets up to $500 million; 0.300% on assets in excess of $500 million.

(10) On assets up to $200 million; 0.325% on assets from $200 million to $500 million; and 0.250% on assets in excess of $500 million.

      The Subadvisory Agreements remain in effect for two years following their effective dates, and continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Non-Interested Trustees.

      The Subadvisors have authorized any of their directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services they render, the Subadvisors bear the salaries and expenses of all of their personnel.

      The Subadvisory Agreements provide that the Subadvisors shall not be liable to a Fund for any error of judgment by a Subadvisor or for any loss sustained by a Fund except in the case of a Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

      For the fiscal years ended October 31, 2005 and October 31, 2004, the ten month fiscal period ended October 31, 2003, and the fiscal year ended December 31, 2002, the amount of the Management fee paid by each Fund; the amount of any Management fees waived and/or reimbursed by NYLIM; the amount of the Subadvisory fee paid by the Manager from the Management fee; and the amount of the Subadvisory fee waived and/or reimbursed were as follows:

                                      YEAR ENDED
                                        10/31/05
--------------------------------------------------------------------------------------------
                                              MANAGEMENT FEE                 SUBADVISORY FEE
                                  MANAGEMENT   WAIVED AND/OR   SUBADVISORY    WAIVED AND/OR
             FUND                  FEE PAID*    REIMBURSED      FEE PAID*      REIMBURSED
------------------------------   -----------  --------------  ------------   ---------------
Capital Appreciation Fund        $ 7,512,626   $        --    $ 3,756,313      $     --
Common Stock Fund                    469,541       435,191             --            --
Convertible Fund                   2,901,140       935,148      1,450,570       467,574
Diversified Income Fund              704,130        87,293        352,065        43,647
Equity Index Fund                  1,277,850     1,696,218             --            --
Global High Income Fund              917,784        38,120        458,892        19,060
Government Fund                    1,218,147     1,157,488        609,074       578,744
High Yield Corporate Bond Fund    25,241,244            --     12,620,622            --
International Equity Fund          2,262,057        39,296      1,131,029        19,648
Large Cap Growth Fund**              441,809       397,089             --            --
MAP Fund***                        8,437,084       237,690      4,218,542       118,845
Mid Cap Growth Fund                  683,836       144,183        341,918        72,092
Mid Cap Value Fund                 2,500,321       259,768      1,250,161       129,884
Money Market Fund                    948,860     1,379,735        474,430       689,868
Small Cap Growth Fund              1,813,755       731,987        906,878       365,994
Small Cap Value Fund                 908,776       378,656        454,388       189,328
Tax Free Bond Fund                 1,235,433       504,934        617,717       252,467
Total Return Fund                  4,403,915       975,313      2,201,958       487,157
Value Fund                         4,054,459       528,090      2,027,230       264,045

*     After expense reimbursement or waiver.


** For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005 the amount of the Management fee paid by the Fund to NYLIM was $76,091; the amount of Management fees and expenses waived and/or reimbursed by NYLIM was $136,738; the amount of the Subadvisory fee paid by the Manager from the Management fee was $15,503.


*** The total subadvisory fee paid during this period for the MAP Fund includes $2,189,001 paid to Markston and $2,029,541 paid to Jennison.

                                   YEAR ENDED
                                    10/31/04
-------------------------------------------------------------------------------------------
                                              MANAGEMENT FEE                SUBADVISORY FEE
                                  MANAGEMENT   WAIVED AND/OR  SUBADVISORY    WAIVED AND/OR
             FUND                  FEE PAID*    REIMBURSED     FEE PAID*      REIMBURSED
------------------------------   -----------  --------------  ------------  ---------------
Capital Appreciation Fund        $ 8,736,271    $      --     $  4,368,136  $          --
Common Stock Fund                    544,762      110,333               --             --
Convertible Fund                   4,154,277       70,554        2,077,139         35,277
Diversified Income Fund              764,456           --          382,228             --
Equity Index Fund                  2,812,061      381,648               --             --
Global High Income Fund              578,715           --          289,358             --
Government Fund                    2,696,382      108,955           54,478      1,348,191
High Yield Corporate Bond Fund    25,282,743           --       12,641,372             --
International Equity Fund          1,392,321           --          916,119             --
MAP Fund**                         6,210,286      258,449        3,698,829             --
Mid Cap Growth Fund                  426,780      147,001          213,390         73,500
Mid Cap Value Fund                 2,285,484           --        1,142,742             --
Money Market Fund                    883,477    1,786,551          441,739        893,276
Small Cap Growth Fund              2,523,297       91,982        1,261,649         45,991
Small Cap Value Fund               1,091,680      108,819          545,840         54,409
Tax Free Bond Fund                 1,828,429      115,751          914,215         57,876
Total Return Fund                  5,802,586           --        2,901,293             --
Value Fund                         4,420,269           --        2,210,135             --

*     After expense reimbursement or waiver.

** The total subadvisory fee paid during this period for the MAP Fund includes $1,974,917 paid to Markston and $1,723,912 paid to Jennison.

                                      TEN MONTH PERIOD ENDED
                                            10/31/03
-------------------------------------------------------------------------------------------
                                              MANAGEMENT FEE                SUBADVISORY FEE
                                 MANAGEMENT    WAIVED AND/OR  SUBADVISORY    WAIVED AND/OR
            FUND                  FEE PAID*     REIMBURSED     FEE PAID*      REIMBURSED
------------------------------   -----------  --------------  ------------  ---------------
Capital Appreciation Fund        $ 7,020,528   $        --    $  3,510,264    $        --
Common Stock Fund                    334,681       145,000              --             --
Convertible Fund                   3,239,824            --       1,619,912             --
Diversified Income Fund              485,963            --         242,982             --
Equity Index Fund                  2,510,779            --              --             --
Global High Income Fund              378,560            --         189,280             --
Government Fund                    2,888,946            --       1,444,473             --
High Yield Corporate Bond Fund    18,391,630            --       9,195,815             --
International Equity Fund            722,685            --         433,611             --
MAP Fund**                         2,925,666       450,609       2,001,678             --
Mid Cap Growth Fund                   93,588       142,380          46,794         71,190
Mid Cap Value Fund                 1,424,103            --         712,052             --
Money Market Fund                    914,694     1,695,034         457,347        847,517
Small Cap Growth Fund              1,695,204            --         847,602             --
Small Cap Value Fund                 783,999        34,725         409,362             --
Tax Free Bond Fund                 1,838,581            --         919,291             --
Total Return Fund                  4,891,225            --       2,445,613             --
Value Fund                         3,352,483            --       1,676,242             --

*     After expense reimbursement or waiver.

** The total subadvisory fee paid during this period for the MAP Fund includes $1,060,844 paid to Markston and $940,834 paid to Jennison.

                                    YEAR ENDED
                                     12/31/02
-------------------------------------------------------------------------------------------
                                              MANAGEMENT FEE                SUBADVISORY FEE
                                 MANAGEMENT    WAIVED AND/OR  SUBADVISORY    WAIVED AND/OR
            FUND                  FEE PAID*     REIMBURSED     FEE PAID*      REIMBURSED
------------------------------   -----------  --------------  ------------  ---------------
Capital Appreciation Fund        $10,382,694   $   816,657    $5,191,347       $408,328
Common Stock Fund                    559,783        94,568            --             --
Convertible Fund                   4,141,953            --     2,070,977             --
Diversified Income Fund              432,211            --       216,106             --
Equity Index Fund                  3,750,311            --            --             --
Global High Income Fund              148,893        65,911        74,447         32,955
Government Fund                    3,104,474            --     1,624,530             --
High Yield Corporate Bond Fund    18,354,964       283,439     9,177,482        141,719
International Equity Fund            793,000            --       475,800             --
MAP Fund**                         2,992,214       507,575     2,001,809**           --
Mid Cap Growth Fund                  130,954        94,291        65,477         47,145
Mid Cap Value Fund                 1,500,247            --       750,124             --
Money Market Fund                  1,586,146     1,681,471       793,073        840,735
Small Cap Growth Fund              2,221,302            --     1,110,651             --
Small Cap Value Fund               1,173,251            --       586,626             --
Tax Free Bond Fund                 2,197,934            --     1,098,967             --
Total Return Fund                  6,978,583        63,277     3,489,292         31,639
Value Fund                         4,696,735            --     2,348,368             --

*     After expense reimbursement or waiver.

** The total subadvisory fee paid for the MAP Fund includes $1,895,365 paid to Markston for the year ending December 31, 2002 and $106,444 paid to Jennison for the period November 25, 2002 through December 31, 2002. Jennison was not employed as a Subadvisor to the Fund prior to that period.

DISTRIBUTION AGREEMENT

      NYLIFE Distributors LLC, a corporation organized under the laws of Delaware, serves as the distributor and principal underwriter ("NYLIFE Distributors" or the "Distributor") of each Fund's shares pursuant to an Amended and Restated Distribution Agreement, dated August 1, 2002. NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of the Trust's shares. The Distributor receives sales loads and distribution plan payments. The Trust anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes.

      The Distribution Agreement remains in effect for two years following its initial effective date, and continues in effect if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Non-Interested Trustees. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Trust's Non-Interested Trustees, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Trust. The Distribution Agreement will terminate in the event of its assignment.

DISTRIBUTION PLANS

      With respect to each of the Funds (except the Money Market Fund and the Equity Index Fund, which does not offer Class B or Class C shares) the Board has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C shares of each Fund (the "Class A Plans," the "Class B Plans" and the "Class C Plans," collectively, the "12b-1 Plans"). The Board has also adopted with respect to each of the Funds (except the Money Market Fund and the Equity Index Fund) a separate plan of distribution pursuant to Rule 12b-1 for the Class R2 shares (the "Class R2 Plan" and, together with the Class A Plan, Class B Plan and Class C Plan, the "12b-1 Plans"). Only certain Funds currently offer Class R2 shares.

      Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Funds an amount equal to 4% of the aggregate NAV of the shares sold. Dealers meeting certain criteria established by the Distributor, which may be changed from time to time, may receive additional compensation. In addition, with respect to Class A and Class B shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate NAV of shares held by investors serviced by the dealer. With regard to Class B shares that are converted to Class A shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.

      The Distributor will advance to dealers who sell Class C shares of the Funds an amount equal to 1% of the aggregate NAV of the shares sold. In addition, the Distributor may make payments quarterly to dealers in an amount up to 1.00% (0.50% for the Tax Free Bond Fund) on an annualized basis of the average NAV of the Class C shares that are attributable to shareholders for whom the dealers are designated as dealers of record.

      In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

      If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board of Trustees or shareholders.

      12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

      Under the Class A Plans, Class A shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class A shares for distribution or service activities, as designated by the Distributor.

      Under the current Class B Plans, a Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.25% in the case of the Tax Free Bond Fund) of the average daily net assets attributable to that Fund's Class B shares. Pursuant to the Class B Plan, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class B shares.

      Under the Class C Plans, a Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.25% in the case of the Tax Free Bond Fund) of the average daily net assets attributable to that Fund's Class C shares. Pursuant to the Class C Plans, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class C shares.

      Under the Class R2 Plans, Class R2 shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R2 shares for distribution or service activities, as designated by the Distributor.

      Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Non-Interested Trustees. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Trustees in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Non-Interested Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders.

      Pursuant to Conduct Rule 2830 of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

      The Class R2 shares were first offered on January 1, 2004. Therefore, no payments were made under the Class R2 Plan prior to December 31, 2003.

      For the fiscal year ended October 31, 2005, the Funds paid distribution and/or service fees pursuant to the Class A, Class B , Class C and Class R2 Plans as follows:

                                                                     YEAR ENDED 10/31/05
                                          --------------------------------------------------------------------
                                          AMOUNT OF FEE     AMOUNT OF FEE     AMOUNT OF FEE      AMOUNT OF FEE
                                           PURSUANT TO       PURSUANT TO       PURSUANT TO        PURSUANT TO
                                          CLASS A PLAN      CLASS B PLAN      CLASS C PLAN       CLASS R2 PLAN
Capital Appreciation Fund                  $  610,719       $ 10,723,303      $     79,061               N/A
Common Stock Fund                              92,073            535,711            30,415               N/A
Convertible Fund                              240,162          4,136,872           255,156               N/A
Diversified Income Fund                        98,566            761,379           161,709               N/A
Equity Index Fund                           1,487,034                N/A               N/A               N/A
Global High Income Fund                       164,168            485,927           222,976               N/A
Government Fund                               209,524          3,038,199            82,909               N/A
High Yield Corporate Bond Fund              3,408,800         27,019,520         4,278,319               N/A
International Equity Fund                     203,133            842,564            96,315               163
Large Cap Growth Fund*                         59,419            575,027            26,081                 2
MAP Fund                                      807,031          3,666,091         1,606,571             3,316

Mid Cap Growth Fund                           128,899            509,011            71,475               N/A
Mid Cap Value Fund                            336,496          2,125,803           435,959             4,976
Money Market Fund                                 N/A                N/A               N/A               N/A
Small Cap Growth Fund                         184,240          1,732,089            76,695               N/A
Small Cap Value Fund                          142,788            694,887           118,724               N/A
Tax Free Bond Fund                             95,886          1,227,166            31,592               N/A
Total Return Fund                             266,595          7,172,304            42,209               N/A
Value Fund                                    333,965          5,842,061           120,295            21,715


* For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005 the amount of the distribution and/or service fees paid by the Fund pursuant to the Class A, Class B, Class C and Class R2 Plans were as follows $7,008, $11,936, $831 and $1, respectively.


      For the fiscal year ended October 31, 2004, the Funds paid distribution and service fees pursuant to the Class A, Class B , Class C and Class R2 Plans as follows:

                                                                     YEAR ENDED 10/31/04
                                          --------------------------------------------------------------------
                                          AMOUNT OF FEE     AMOUNT OF FEE     AMOUNT OF FEE      AMOUNT OF FEE
                                           PURSUANT TO       PURSUANT TO       PURSUANT TO        PURSUANT TO
                                          CLASS A PLAN      CLASS B PLAN      CLASS C PLAN       CLASS R2 PLAN
Capital Appreciation Fund                 $   745,595        12,610,165            99,976              N/A
Common Stock Fund                              89,163           551,624            27,572              N/A
Convertible Fund                              244,632         4,661,434           293,053              N/A
Diversified Income Fund                        88,713           782,421           136,491              N/A
Equity Index Fund                           1,596,855            -- N/A           --  N/A              N/A
Global High Income Fund                        99,025           290,153           140,505              N/A
Government Fund                               225,692         3,670,709           101,933              N/A
High Yield Corporate Bond Fund              3,159,532        28,586,887         4,265,723              N/A
International Equity Fund                     152,430           652,570            50,556                2
MAP Fund                                      579,454         2,765,094         1,202,879                3
Mid Cap Growth Fund                           107,224           304,501            31,643              N/A
Mid Cap Value Fund                            267,207         1,806,620           384,673              499
Money Market Fund                                 N/A               N/A               N/A              N/A
Small Cap Growth Fund                         182,678         1,806,018            78,549              N/A
Small Cap Value Fund                          130,069           649,059            96,457              N/A
Tax Free Bond Fund                             97,824         1,394,316            30,186              N/A
Total Return Fund                             311,201         8,044,555            47,998              N/A
Value Fund                                    297,674         5,819,659            39,006            2,790

      For the ten month fiscal period ended October 31, 2003, the Funds paid distribution and service fees pursuant to the Class A, Class B and Class C Plans as follows:

                                                                           TEN MONTH PERIOD ENDED 10/31/03
                                                     ---------------------------------------------------------------------------
                                                     AMOUNT OF FEE                  AMOUNT OF FEE                  AMOUNT OF FEE
                                                      PURSUANT TO                    PURSUANT TO                    PURSUANT TO
                                                     CLASS A PLAN                   CLASS B PLAN                   CLASS C PLAN
Capital Appreciation Fund                            $   623,447                      9,982,801                        81,946
Common Stock Fund                                         65,251                        408,069                        16,185
Convertible Fund                                         160,366                      3,719,347                       164,501
Diversified Income Fund                                   50,418                        544,166                        64,170
Equity Index Fund                                      1,255,390                             --                            --
Global High Income Fund                                   65,743                        191,316                        86,359
Government Fund                                          218,726                      3,805,025                       135,561
High Yield Corporate Bond Fund                         2,235,100                     21,330,190                     2,789,135
International Equity Fund                                 74,660                        410,081                        13,964
MAP Fund                                                 294,196                      1,473,161                       637,039
Mid Cap Growth Fund                                       51,455                         98,485                        10,318
Mid Cap Value Fund                                       164,313                      1,135,283                       241,899
Money Market Fund                                             --                             --                            --
Small Cap Growth Fund                                    111,608                      1,199,151                        49,621
Small Cap Value Fund                                      76,305                        440,744                        72,760
Tax Free Bond Fund                                        99,635                      1,305,940                        26,940
Total Return Fund                                        301,153                      6,631,044                        38,896
Value Fund                                               215,249                      4,340,337                        21,113

      For the fiscal year ended December 31, 2002, the Funds paid distribution and service fees pursuant to the Class A, Class B and Class C Plans as follows:

                                                                                YEAR ENDED 10/31/02
                                                        ----------------------------------------------------------------
                                                       AMOUNT OF FEE             AMOUNT OF FEE              AMOUNT OF FEE
                                                         PURSUANT TO              PURSUANT TO                PURSUANT TO
                                                        CLASS A PLAN              CLASS B PLAN              CLASS C PLAN
Capital Appreciation Fund                               $  870,621                 15,369,685                  133,220
Common Stock Fund                                           80,038                    597,120                   17,516
Convertible Fund                                           172,954                  4,931,084                  142,846
Diversified Income Fund                                     39,038                    526,572                   37,626
Equity Index Fund                                        1,875,155                         --                       --
Global High Income Fund                                     36,459                    115,161                   45,868
Government Fund                                            179,948                  4,331,692                  123,627
High Yield Corporate Bond Fund                           1,859,907                 23,311,005                2,167,482
International Equity Fund                                   71,740                    498,736                   7,303'
MAP Fund                                                   325,589                  1,575,497                  709,332
Mid Cap Growth Fund                                         55,119                     72,937                    6,915
Mid Cap Value Fund                                         157,760                  1,299,723                  212,449
Money Market Fund                                               --                         --                       --
Small Cap Growth Fund                                      133,650                  1,627,107                   59,596
Small Cap Value Fund                                       105,101                    636,949                  115,897
Tax Free Bond Fund                                         107,519                  1,592,524                   24,050
Total Return Fund                                          444,523                  9,457,914                   60,936
Value Fund                                                 296,126                  6,408,317                   20,649

      For the fiscal years ended October 31, 2005 and October 31,2004, the ten month fiscal period ended October 31, 2003 and the fiscal year ended December 31, 2002, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Class A shares of the Funds:

                                                  YEAR                    YEAR                 10 MONTH                  YEAR
                                                 ENDED                   ENDED               PERIOD ENDED               ENDED
                                                10/31/05                10/31/04               10/31/03                12/31/02
Capital Appreciation Fund                       $107,475                 88,472                  20,796                 42,752
Common Stock Fund                                 15,073                  9,329                     347                  1,569
Convertible Fund                                  49,958                 65,872                  46,568                 21,777
Diversified Income Fund                           31,882                 48,276                     661                  9,167
Equity Index Fund                                     --                 10,572                      --                 25,255
Global High Income Fund                           56,014                 26,667                  14,394                 25,322
Government Fund                                   29,990                 30,496                  85,689                 22,207
High Yield Corporate Bond Fund                   789,369                768,313                 701,261                301,196
International Equity Fund                        467,720                 38,631                  17,552                 41,494
Large Cap Growth Fund*                            16,144                    N/A                     N/A                    N/A
MAP Fund                                         271,473                215,072                     220                122,394
Mid Cap Growth Fund                               80,546                 26,565                      66                    583
Mid Cap Value Fund                               107,929                 66,291                  66,953                 50,355
Money Market Fund+                                63,451                 83,753                 639,985                205,447
Small Cap Growth Fund                             48,380                 33,865                   3,114                 10,183
Small Cap Value Fund                              35,746                 13,797                     195                  3,512
Tax Free Bond Fund                                32,536                 13,524                 103,159                 13,474
Total Return Fund                                311,006                 41,600                  21,440                 26,533
Value Fund                                        66,436                 50,963                  29,058                 24,066


* For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Class A shares of the Fund: $3,152.


      For the fiscal years ended October 31, 2005 and October 31, 2004, the ten month fiscal period ended October 31, 2003 and the fiscal year ended December 31, 2002, contingent deferred sales charges were paid by investors on the redemption of Class B shares of each Fund, as follows:

                                    YEAR ENDED       YEAR ENDED     10 MONTH PERIOD       YEAR ENDED
                                     10/31/05         10/31/05         10/31/03            12/31/02
Capital Appreciation Fund          $    912,707         770,578             605,895        1,290,486
Common Stock Fund                        77,935          63,300              55,741          105,472
Convertible Fund                        259,488         286,029             177,736          325,779
Diversified Income Fund                  69,918          96,166              57,525           64,563
Equity Index Fund                            --          10,524                  --               --
Global High Income Fund                  59,632          55,986              54,359           20,010
Government Fund                         215,418         241,046             266,736          305,060
High Yield Corporate Bond Fund        2,708,943       3,362,137           2,018,676        3,070,148
International Equity Fund                63,443          53,085              39,506           51,754
Large Cap Growth Fund*                   89,100             N/A                 N/A              N/A
MAP Fund                                459,520         392,114             299,227          383,802
Mid Cap Growth Fund                      58,470          36,021               9,432           11,588
Mid Cap Value Fund                      263,868         236,730             193,218          543,726
Money Market Fund +                   1,241,942         620,227             660,022          936,886
Small Cap Growth Fund                   245,716         229,242             157,141          280,616
Small Cap Value Fund                     62,234          80,604              75,783           95,931
Tax Free Bond Fund                       72,168         103,635              80,604          162,991
Total Return Fund                       363,647         330,990             265,345          515,803
Value Fund                              302,656         249,437             198,446          415,463


* For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005, contingent deferred sales charges were paid by investors on the redemption of Class B shares, as follows: $2,089.


+ The amount shown represents proceeds from contingent deferred sales charges that were assessed on redemptions of shares that had previously been exchanged from other Funds into the Money Market Fund.

      For the fiscal years ended October 31, 2005 and October 31, 2004, the ten month fiscal period ended October 31, 2003 and the fiscal year ended December 31, 2002, contingent deferred sales charges were paid by investors on the redemption of Class C shares of each Fund, as follows:

                                     YEAR         YEAR         10 MONTH       YEAR
                                    ENDED        ENDED       PERIOD ENDED     ENDED
                                   10/31/05     10/31/04       10/31/03      12/31/02
Capital Appreciation Fund          $    971        1,854            1,100       2,032
Common Stock Fund                       579          396              670       1,440
Convertible Fund                      3,639        7,162            3,184       6,743
Diversified Income Fund               3,573        4,628            4,405       4,071
Equity Index Fund                        --           --               --          --
Global High Income Fund              15,023        7,167            7,629       3,164
Government Fund                       1,780        5,664            8,887       6,359
High Yield Corporate Bond Fund      116,485      165,719          137,679     128,783
International Equity Fund             1,830        1,745            7,765       3,069
Large Cap Growth Fund*                  741          N/A              N/A         N/A
MAP Fund                             19,712       27,307           12,037      55,964
Mid Cap Growth Fund                   2,789        1,750                9          31
Mid Cap Value Fund                    5,290        5,869            9,388      14,292
Money Market Fund +                  35,599       79,743           34,807      45,905
Small Cap Growth Fund                   855        1,011            1,154       2,950
Small Cap Value Fund                  2,222          199              423       8,385
Tax Free Bond Fund                    1,263        3,255            3,122       1,859
Total Return Fund                       370        1,101              674       1,030
Value Fund                            1,323        1,243              807       2,588


* For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005, contingent deferred sales charges were paid by investors on the redemption of Class C shares, as follows: $3.


+ The amount shown represents proceeds from contingent deferred sales charges that were assessed on redemptions of shares that had previously been exchanged from other Funds into the Money Market Fund.

      For the fiscal year ended October 31, 2005, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

                                 MAINSTAY FUNDS
                           CLASS A EXPENSE CATEGORIES
                      NOVEMBER 1, 2004 TO OCTOBER 31, 2005


                                                                                                                   APPROXIMATE
                                             PRINTING AND                                                          TOTAL AMOUNT
                                               MAILING                                                               SPENT BY
                                             PROSPECTUSES    COMPENSATION                 COMPENSATION               NYLIFE
                                 SALES       TO OTHER THAN       TO         COMPENSATION      TO                   DISTRIBUTORS
                             MATERIAL AND       CURRENT      DISTRIBUTION     TO SALES      BROKER                 WITH RESPECT
                              ADVERTISING    SHAREHOLDERS      PERSONNEL      PERSONNEL     DEALERS      OTHER*       TO FUND
                             ------------    -------------   ------------   ------------  ------------  ---------  -------------
Capital Appreciation Fund        2,137              36,022        280,165      1,055,765       171,349     202,947    1,748,385
Common Stock Fund                  233               5,434         30,516        149,149        27,465      22,105      234,902
Convertible Fund                 1,210              14,172        158,578        344,478       176,232     114,871      809,541
Diversified Income Fund            783               5,818        102,661        175,084       120,514      74,366      479,227
Equity Index Fund                   --                  --             --        569,706       904,114          --    1,473,820
Global High Income Fund          2,106               9,705        276,150        218,025       329,796     200,038    1,035,821
Government Fund                  1,370              12,361        179,608        249,775       119,586     130,105      692,806
High Yield Corp. Bond Fund      43,913             201,208      5,756,752      3,160,497     4,152,117   4,170,094   17,484,581
International Equity Fund        1,721              11,988        225,575        367,468       222,487     163,403      992,641
Large Cap Growth Fund**            553               3,812         72,518        129,228        32,507      52,531      291,150
MAP Fund                         7,837              47,662      1,027,421      1,071,540     1,337,522     744,247    4,236,229
Mid Cap Growth Fund              1,741               7,608        228,272        251,640       283,427     165,356      938,045
Mid Cap Value Fund               2,891              19,863        379,025        535,595       363,584     274,559    1,575,518
Money Market Fund               12,721              28,227      1,667,643             --        27,622   1,208,013    2,944,225
Small Cap Growth Fund              806              10,872        105,642        356,422        78,131      76,525      628,398
Small Cap Value Fund             1,267                  --        166,084        169,447       177,623     120,308      634,729
Tax Free Bond Fund                 682               5,659         89,366        200,824        81,133      64,735      442,399
Total Return Fund                  930              15,726        121,978        455,179       100,087      88,359      782,259
Value Fund                       1,291              19,713        169,242        591,455       202,711     122,596    1,107,007
                 TOTAL          84,192             455,849     11,037,197     10,051,279     8,908,007   7,995,160   38,531,685


* Includes Trustees' fees, travel, telephone, postage, training material and other miscellaneous expenses.


** For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005, expenses for distribution-related activities for Class A shares were as follows:


                                                                                                                   APPROXIMATE
                                             PRINTING AND                                                          TOTAL AMOUNT
                                               MAILING                                                               SPENT BY
                                             PROSPECTUSES    COMPENSATION                 COMPENSATION               NYLIFE
                                 SALES       TO OTHER THAN       TO         COMPENSATION      TO                   DISTRIBUTORS
                             MATERIAL AND       CURRENT      DISTRIBUTION     TO SALES      BROKER                 WITH RESPECT
                              ADVERTISING    SHAREHOLDERS      PERSONNEL      PERSONNEL     DEALERS      OTHER*       TO FUND
                             ------------    -------------   ------------   ------------  ------------  ---------  -------------
                                 235               1,621         30,837         54,952        13,823     22,338       123,806


      For the fiscal year ended October 31, 2005, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:

                                 MAINSTAY FUNDS
                           CLASS B EXPENSE CATEGORIES
                      NOVEMBER 1, 2004 TO OCTOBER 31, 2005


                                                                                                                   APPROXIMATE
                                        PRINTING AND                                                              TOTAL AMOUNT
                                          MAILING                                                                    SPENT BY
                                        PROSPECTUSES  COMPENSATION                 COMPENSATION                      NYLIFE
                               SALES    TO OTHER THAN     TO        COMPENSATION        TO                        DISTRIBUTORS
                           MATERIAL AND    CURRENT    DISTRIBUTION    TO SALES        BROKER                      WITH RESPECT
                            ADVERTISING SHAREHOLDERS    PERSONNEL     PERSONNEL       DEALERS         OTHER*         TO FUND
                           ------------ ------------- ------------- -------------- -------------   ------------- --------------
Capital Appreciation Fund   3,051             158,149        399,987      3,514,978       653,239     289,744     5,019,148
Common Stock Fund             238               7,902         31,236        215,363        35,008      22,627       312,375
Convertible Fund              637              61,017         83,561        790,303       488,862      60,530     1,484,911
Diversified Income Fund       210              11,231         27,505        189,081        85,585      19,924       333,535
Equity Index Fund              --                  --             --             --            --          --            --
Global High Income Fund       418               7,180         54,814        155,856       174,718      39,706       432,692
Government Fund               513              44,802         67,273        852,574       140,477      48,732     1,154,371
High Yield Corp. Bond Fund  5,845             398,496        766,270      4,795,128     4,430,407     555,073    10,951,220
International Equity Fund     511              12,438         66,953        324,300       134,865      48,500       587,567
Large Cap Growth Fund**       273               8,661         35,825        436,972        53,599      25,951       561,282
MAP Fund                    2,681              54,118        351,457      1,232,806       963,818     254,590     2,859,470
Mid Cap Growth Fund           530               7,521         69,425        257,203       132,105      50,290       517,074
Mid Cap Value Fund          1,050              31,370        137,591        732,689       306,197      99,669     1,308,565
Money Market Fund             977              40,718        128,076             --            --      92,776       262,547

Small Cap Growth Fund               770        25,549       100,920       662,805       145,191          73,105         1,008,340
Small Cap Value Fund                309            --        40,556       193,985        88,742          29,378           352,970
Tax Free Bond Fund                  120        36,196        15,740       946,285       183,524          11,402         1,193,267
Total Return Fund                 1,376       105,783       180,342     2,122,773       316,195         130,637         2,857,105
Value Fund                        1,213        86,190       159,079     1,706,897       367,194         115,234         2,435,808
                 TOTAL     ------------ ------------- ------------- ------------- -------------   -------------   ---------------
                                 20,722     1,097,319     2,716,611    19,130,001     8,699,726       1,967,868        33,632,247
                           ============ ============= ============= ============= =============   =============   ===============



* Includes Trustees' fees, travel, telephone, postage, training material and other miscellaneous expenses.



** For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005, expenses for distribution-related activities for Class B shares were as follows:





                                                                                                                     APPROXIMATE
                                   PRINTING                                                                          TOTAL AMOUNT
                                  AND MAILING                                                                          SPENT BY
                                PROSPECTUSES TO                                                                         NYLIFE
                SALES MATERIAL    OTHER THAN     COMPENSATION TO                                                     DISTRIBUTOR
                     AND           CURRENT         DISTRIBUTION   COMPENSATION TO   COMPENSATION TO                  WITH RESPECT
                 ADVERTISING     SHAREHOLDERS       PERSONNEL     SALES PERSONNEL    BROKER DEALERS       OTHER*       TO FUND
               --------------  ---------------   ---------------  ---------------   ----------------      ------     -------------

                    116              3,683           15,234           185,815           22,792            11,035        238,675




      For the fiscal year ended October 31, 2005, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

                                 MAINSTAY FUNDS
                           CLASS C EXPENSE CATEGORIES
                      NOVEMBER 1, 2004 TO OCTOBER 31, 2005


                                                                                                                   APPROXIMATE
                                        PRINTING AND                                                               TOTAL AMOUNT
                                          MAILING                                                                    SPENT BY
                                        PROSPECTUSES  COMPENSATION                  COMPENSATION                      NYLIFE
                               SALES    TO OTHER THAN     TO         COMPENSATION       TO                        DISTRIBUTORS
                           MATERIAL AND    CURRENT    DISTRIBUTION     TO SALES       BROKER                      WITH RESPECT
                            ADVERTISING SHAREHOLDERS    PERSONNEL      PERSONNEL      DEALERS          OTHER*        TO FUND
                           ------------ ------------- -------------  ------------- -------------   ------------- ---------------
Capital Appreciation Fund            56         1,166         7,315         25,322        52,347           5,299          91,504
Common Stock Fund                    43           449         5,622         10,617        19,802           4,073          40,606
Convertible Fund                    160         3,763        20,961         26,044       205,347          15,184         271,459
Diversified Income Fund             406         2,386        53,234         27,326       130,545          38,561         252,458
Equity Index Fund                    --            --            --             --            --              --              --
Global High Income Fund             821         3,295       107,656         16,574       216,726          77,984         423,055
Government Fund                      92         1,223        12,038         26,597        54,575           8,720         103,246
High Yield Corp. Bond Fund        8,448        63,112     1,107,529        468,254     3,689,493         802,275       6,139,112
International Equity Fund           344         1,423        45,055         16,754        83,200          32,637         179,412
Large Cap Growth Fund**              75           398         9,827          7,498        25,300           7,118          50,215
MAP Fund                          3,475        23,720       455,566         73,753     1,555,076         330,005       2,441,595
Mid Cap Growth Fund                 718         1,059        94,180         16,504       109,945          68,222         290,629
Mid Cap Value Fund                  685         6,433        89,838         41,550       403,348          65,077         606,932
Money Market Fund                   613         2,481        80,308             --            --          58,174         141,575
Small Cap Growth Fund                70         1,131         9,217         18,920        56,886           6,677          92,901
Small Cap Value Fund                463            --        60,685          9,142       119,607          43,959         233,857
Tax Free Bond Fund                   90           932        11,823         15,760        19,755           8,564          56,925
Total Return Fund                    27           622         3,578         14,886        27,009           2,592          48,714
Value Fund                          117         1,778        15,277         19,138       126,381          11,067         173,759
                           ------------ ------------- -------------  ------------- -------------   -------------   -------------
      TOTAL                      16,703       115,371     2,189,708        834,641     6,895,342       1,586,187      11,637,952
                           ============ ============= =============  ============= =============   =============   =============



* Includes Trustees' fees, travel, telephone, postage, training material and other miscellaneous expenses.



** For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005, expenses for distribution-related activities for Class C shares were as follows:






                                                                                                                      APPROXIMATE
                                   PRINTING                                                                          TOTAL AMOUNT
                                  AND MAILING                                                                          SPENT BY
                                PROSPECTUSES TO                                                                         NYLIFE
                SALES MATERIAL    OTHER THAN     COMPENSATION TO                                                     DISTRIBUTOR
                     AND           CURRENT         DISTRIBUTION   COMPENSATION TO   COMPENSATION TO                  WITH RESPECT
                 ADVERTISING     SHAREHOLDERS       PERSONNEL     SALES PERSONNEL    BROKER DEALERS       OTHER*       TO FUND
               --------------  ---------------   ---------------  ---------------   ----------------      ------     -------------

                     32              169              4,179            3,188            10,758            3,027         21,353


        For the fiscal year ended October 31, 2005, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R2 shares of each Fund:


                                 MAINSTAY FUNDS
                           CLASS R2 EXPENSE CATEGORIES
                      NOVEMBER 1, 2004 TO OCTOBER 31, 2005


                                                                                                                      APPROXIMATE
                                          PRINTING AND                                                               TOTAL AMOUNT
                                             MAILING                                                                   SPENT BY
                                         PROSPECTUSES TO  COMPENSATION                                                  NYLIFE
                               SALES       OTHER THAN          TO        COMPENSATION                                DISTRIBUTORS
                           MATERIAL AND      CURRENT      DISTRIBUTION     TO SALES     COMPENSATION TO              WITH RESPECT
                            ADVERTISING   SHAREHOLDERS      PERSONNEL      PERSONNEL     BROKER DEALERS    OTHER*      TO FUND
                           ------------  ---------------  ------------   ------------   ---------------   ---------  ------------
Capital Appreciation Fund  $        ---              ---           ---            ---               ---         ---           ---
Common Stock Fund                   ---              ---           ---            ---               ---         ---           ---
Convertible Fund                    ---              ---           ---            ---               ---         ---           ---
Diversified Income Fund             ---              ---           ---            ---               ---         ---           ---
Equity Index Fund                   ---              ---           ---            ---               ---         ---           ---
Global High Income Fund             ---              ---           ---            ---               ---         ---           ---
Government Fund                     ---              ---           ---            ---               ---         ---           ---
High Yield Corp. Bond Fund          ---              ---           ---            ---               ---         ---           ---
International Equity Fund            32               10         4,142            ---               ---       3,000         7,184
Large Cap Growth Fund               ---                0           ---            ---               ---         ---             0
MAP Fund                             52              197         6,807              1             7,018       4,931        19,005
Mid Cap Growth Fund                 ---              ---           ---            ---               ---         ---           ---
Mid Cap Value Fund                  120              295        15,672            495               332      11,353        28,267
Money Market Fund                   ---              ---           ---            ---               ---         ---           ---
Small Cap Growth Fund               ---              ---           ---            ---               ---         ---           ---
Small Cap Value Fund                ---              ---           ---            ---               ---         ---           ---
Tax Free Bond Fund                  ---              ---           ---            ---               ---         ---           ---
Total Return Fund                   ---              ---           ---            ---               ---         ---           ---
Value Fund                          244            1,284        31,977          7,544               267      23,164        64,480
                                   ----          -------       -------         ------            ------     -------      --------
           TOTAL                    447            1,785        58,598          8,040             7,616      42,448       118,935
                                   ====          =======       =======         ======            ======     =======      ========



* Includes Trustees' fees, travel, telephone, postage, training material and other miscellaneous expenses.


SHAREHOLDER SERVICES PLAN; SERVICE FEES

      The Board has adopted a separate shareholder services plan with respect to the Class R1 and Class R2 shares of the Funds (each a "Services Plan"). Only certain Funds currently offer Class R1 and Class R2 shares. Under the terms of the Services Plans, each Fund is authorized to pay to NYLIM, its affiliates or independent third-party service providers, as compensation for services rendered by NYLIM to shareholders of the Class R1and Class R2 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annual basis of the average daily net assets of the Class R1 and Class R2 shares.

      Under the terms of the Services Plan, each covered Fund may pay for personal services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. With respect to the Class R2 shares, these services are in addition to those services that may be provided under the Class R2 12b-1 Plan. Because service fees are ongoing, over time they will increase the cost of an investment in a Fund and may cost more than other types of sales charges.

      Each Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Non-Interested Trustees. The Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Non-Interested Trustees. The Services Plan was approved by the Trustees, including the Non-Interested Trustees, at a meeting held on December 8, 2003.

      Each Services Plan provides that it may not be amended to materially increase the costs that holders of Class R1 and Class R2 shares of a Fund may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Non-Interested Trustees, cast in person at a meeting called for the purpose of voting on such amendments.

      Each Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

OTHER SERVICES

      Pursuant to an Amended and Restated Accounting Agreement with the Trust, dated August 1, 2002, the Manager performs certain bookkeeping and pricing services for the Funds. Each Fund will bear an allocable portion of the cost of providing these services to the Trust. For the fiscal years ended October 31, 2005 and October 31, 2004, ten month fiscal period ended October 31, 2003, and fiscal year ended December 31, 2002, the amount of recordkeeping fees paid to the Manager by each Fund was as follows:

                                     YEAR ENDED   YEAR ENDED   10 MONTH PERIOD ENDED  YEAR ENDED
                                      10/31/05     10/31/04          10/31/03          12/31/02
                                     ----------   ----------   ---------------------  ----------
Capital Appreciation Fund            $  159,119   $  183,589       $       147,796    $  216,522
Common Stock Fund                        39,591       34,528                25,617        33,991
Convertible Fund                         80,193       85,911                67,457        84,320
Diversified Income Fund                  39,857       39,408                29,090        27,344
Equity Index Fund                        86,148       90,540                72,426       101,674
Global High Income Fund                  40,322       30,899                20,802        14,111
Government Fund                          66,261       73,420                70,358        78,408
High Yield Corporate Bond Fund          476,386      481,807               352,819       355,849
International Equity Fund                52,237       41,937                26,838        29,766
Large Cap Growth Fund*                   19,610         N//A                   N/A           N/A
MAP Fund                                143,449      112,916                67,228        73,332
Mid Cap Growth Fund                      37,707       28,835                13,343        13,347
Mid Cap Value Fund                       66,097       59,317                42,554        48,098
Money Market Fund                        75,081       82,668                77,589        96,221
Small Cap Growth Fund                    52,124       52,820                39,163        48,871
Small Cap Value Fund                     41,813       39,329                29,548        38,299
Tax Free Bond Fund                       55,677       59,078                52,852        63,298
Total Return Fund                       109,476      120,043               100,956       139,643
Value Fund                              100,518       97,270                74,436       102,803


** For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005, recordkeeping fees paid to the Manager by the Fund was:
      $3,033.



      In addition, each Fund may reimburse NYLIFE Securities, NYLIFE Distributors and NYLIM SC, for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.


EXPENSES BORNE BY THE TRUST

      Except for the expenses to be paid by the Manager as described in the Prospectus, the Trust, on behalf of each Fund, is responsible under its Management Agreement for the payment of expenses related to each Fund's operations, including: (1) the fees payable to the Manager; (2) the fees and expenses of Trustees who are not affiliated with the Manager or Subadvisors; (3) certain fees and expenses of the Trust's custodian and transfer agent; (4) the charges and expenses of the Trust's legal counsel and independent accountants;
(5) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which a Fund or the Trust is a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; and (13) costs associated with the pricing of the Funds' shares. Fees and expenses of legal counsel include an allocable portion of the cost of maintaining an internal legal and compliance department.

                      PROXY VOTING POLICIES AND PROCEDURES

      It is the policy of the MainStay Funds (the "Funds") that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to New York Life Investment Management LLC (the "Manager"), subject to the oversight of the respective Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where the Funds have retained the services of a Subadvisor to provide day-to-day portfolio management for a Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager and/or Subadvisor as applicable) at any time by a vote of the Board.

      MANAGER'S PROXY VOTING GUIDELINES. To assist the Manager in approaching proxy-voting decisions for the Funds and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS") - an unaffiliated third-party proxy research and voting service
- to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds' portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

      CONFLICTS OF INTEREST. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, a designated Board committee or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself. As part of its delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

      The Manager has retained voting authority for the following Funds: Common Stock and Equity Index Funds.

GUIDELINES EXAMPLES

      The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes ISS these Guidelines apply to the Subadvisor.

      - Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. Also, withhold votes from overboarded CEO directors, defined as serving on more than three boards. Withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, The Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manger/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

      - Antitakeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manger/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

      - Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manger/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. Vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

      - Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals, which set absolute levels on compensation or dictate amount or form of compensation. The Manager/Subadvisor will support withholding votes from Compensation Committee members if the company has poor compensation practices.

Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Funds where the Manager has delegated proxy voting authority to the Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. These summaries have either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

CAPITAL APPRECIATION, CONVERTIBLE, DIVERSIFIED INCOME, GLOBAL HIGH INCOME, GOVERNMENT, HIGH YIELD CORPORATE BOND, INTERNATIONAL EQUITY, MID CAP GROWTH, MID CAP VALUE, MONEY MARKET, SMALL CAP GROWTH, SMALL CAP VALUE, TAX FREE BOND, TOTAL RETURN AND VALUE FUNDS.

      The Manager has delegated proxy-voting authority to the Funds' Subadvisor, MacKay Shields LLC ("MacKay Shields" or "MacKay"). A summary of McKay Shields' proxy voting policies and procedures is provided below.

         MacKay Shields

      MacKay has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to MacKay, all proxies are voted in the best interest of such clients without regard to the interests of MacKay or related parties. When a client retains MacKay, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. Currently, MacKay uses ISS as its third-party proxy voting service provider. If the client appoints MacKay as its proxy-voting agent, the client will also instruct MacKay to vote its proxies in accordance with custom guidelines provided by the client, MacKay's Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay informs the client's custodian to send all proxies to ISS. MacKay then informs ISS that the client has appointed MacKay as its agent and instructs ISS as to which guidelines to follow.

      Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict. The portfolio manager submits the form to MacKay's Legal/Compliance Department for review. If the Legal/Compliance Department determines that no "conflict" exists, then the dissent will be approved and ISS will be informed of how to vote. All dissenting votes are presented to MacKay's Compliance Committee. If MacKay's General Counsel or Chief Compliance Officer determines that a conflict exists, the matter will immediately be referred to MacKay's Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances. Please see the "Guidelines Examples" section above for examples of MacKay's guidelines with respect to certain typical proxy votes.

LARGE CAP GROWTH FUND

      The Manager has delegated proxy-voting authority to the Fund's Subadvisor, Winslow Capital Management, Inc., ("Winslow Capital"). A summary of Winslow Capital's proxy voting policies and procedures is provided below.

      Winslow Capital, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow Capital has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

      Winslow Capital will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow Capital serves as investment manager, unless the investment management contract expressly precludes Winslow Capital, as investment manager, from voting such proxy.

      Winslow Capital has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Winslow Capital subscribes to ISS' Implied Consent service feature. As ISS research is completed, the ISS Account Manager executes the ballots as Winslow Capital's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Winslow Capital's guidelines with respect to certain typical proxy votes.

      Winslow Capital retains the ability to override any vote if it disagrees with ISS' vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow Capital may receive fees from a company for advisory or other services at the same time that Winslow Capital has investments in the stock of that company, Winslow Capital will follow the vote recommendation of ISS. Winslow Capital retains documentation of all amended votes.

MAP FUND

      The Manager has delegated proxy-voting authority to the MAP Fund's Subadvisors, Jennison Associates LLC (" Jennison") and Markston International LLC ("Markston"). Summaries of their proxy voting policies and procedures are provided below.

        Markston

      Markston votes proxies on a company-by-company basis. Markston's overarching objective in voting proxies is to support proposals and director nominees that maximize the value the Fund's investments over the long term. Although Markston gives substantial weight to the recommendations of the issuer's board of directors, in all instances, the final decision rests with the portfolio manager under supervision of the chief compliance officer to vote the proxies.

      Markston always endeavors to place the Fund's interest ahead of Markston's interest. Generally, Markston will always vote proxies with respect to an issue in accordance with its guidelines. If a potential conflict still exists, Markston will seek outside opinions to ensure the quality and impartiality of its votes.

      Markston's approach with respect to proxies involving election of directors is to encourage independence and competence at the board level. Markston will not support director nominees who may have excessive commitments or have proven lax in their oversight. Markston will also often support proposals to declassify existing boards and is not sympathetic to the establishment of classified boards.

      Markston generally supports management recommendations regarding the auditor. Markston evaluates votes involving compensation plans on a case-by-case basis. Markston also believes that the exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited.

        Jennison

      Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

      In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

      It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

      FUND'S PROXY VOTING RECORD. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available on the Funds' website at www.mainstayfunds.com or on the SEC's website at www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Funds. Under these policies, the Manager publicly discloses the complete schedule of each Fund's portfolio holdings, as reported at month-end, no earlier than the first business day falling 30 business days after the month's end and will publicly disclose each Fund's top ten holdings no earlier than the first business day falling 15 business days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Fund's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Funds' website at www.mainstayfunds.com or by calling the Funds at 1-800-MAINSTAY (1-800-624-6782).

      In addition, the Manager may share the Funds' non-public portfolio holdings information with sub-advisers, pricing services and other service providers to the Funds, including IBT, who require access to such information in order to fulfill their contractual duties to the Funds. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer and the Manager's Chief Investment Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board of Trustees at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to a confidentiality agreement.

      All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide, among other things, that the recipient (1) will limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential;
(2) will implement procedures to monitor compliance by its employees with the terms of the confidentiality agreement; and (3) upon written request from the Manager or the Funds, will promptly return or destroy the information.

      Generally, employees of the Manager who have access to non-public information regarding the Funds' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

      Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the Non-Interested Trustees or a majority of a board committee consisting solely of independent directors approves such disclosure. The Funds, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board.

                               PORTFOLIO MANAGERS

      Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts, as of December 31, 2005 is set forth below:


                                                                                                NUMBER OF ACCOUNTS AND ASSETS
                                                   NUMBER OF OTHER ACCOUNTS MANAGED             FOR WHICH THE ADVISORY FEE IS
                                                      AND ASSETS BY ACCOUNT TYPE                   BASED ON PERFORMANCE
                                             ----------------------------------------------  ------------------------------------
                                               REGISTERED     OTHER POOLED                   REGISTERED  OTHER POOLED
     PORTFOLIO         FUNDS MANAGED BY        INVESTMENT     INVESTMENT        OTHER        INVESTMENT   INVESTMENT     OTHER
      MANAGER          PORTFOLIO MANAGER        COMPANY        VEHICLES        ACCOUNTS       COMPANY      VEHICLES    ACCOUNTS
-----------------  -----------------------   --------------  --------------  --------------  ----------  ------------ -----------
Claude Athaide     Money Market Fund         3 RICs,         0               5 Accounts,     0           0            0
                                             $400,114,384                    $649,967,962

Rupal J. Bhansali  International Equity      1 RIC           0               5 Accounts,     0           0            3 Accounts,
                   Fund                      $342,342,588                    $1,003,238,379                           $446,119,936

Rudolph C. Carryl  Capital Appreciation      5 RICs,         0               26 Accounts,    0           0            1 Account,
                   Fund, Mid Cap Growth       $1,868,873,369                  $1,612,712,816                           $22,734,317
                   Fund, Small Cap Growth
                   Fund, Total Return Fund

Mark G. DeFranco*  MAP Fund                  3 RICs,         3 Accounts      11 Accounts     0           0            0
                                             $997,942,000    $344,677,000    $719,127,000**

Caroline Evascu    Small Cap Value Fund      0               0               1 Account,      0           0            0
                                                                             $479,090

John Fitzgerald    Tax Free Bond Fund        0               0               1 Account,      0           0            0
                                                                             $9,303,316

Harvey Fram        Common Stock Fund         4 RICs,         2 Accounts,     31 Accounts,    0           0            0
                                             $1,381,927,882  $ 97,464,259    $2,451,168,408

Brian M. Gillott*  MAP Fund                  3 RICs,         3 Accounts,     11 Accounts     0           0            0
                                             $997,942,000    $344,677,000    $719,127,000**

Gary Goodenough    Diversified Income Fund,  2 RICs,         1 Account,      45 Accounts,    0           0            3 Accounts,
                   Global High Income Fund,  $791,080,551    $21,698,171     $3,982,627,297                           $1,156,387,461
                   Government Fund,
                   Total Return Fund

Christopher Harms  Money Market Fund,        3 RICs,         0               42 Accounts,    0           0            0
                   Total Return Fund         $810,974,896                    $3,991,796,138

Justin H. Kelly    Large Cap Growth Fund     2 RICs          2 Accounts      5 Accounts,     0           0            0
                                             $  209,000,000  $ 49,000,000    $ 140,000,000

Roger Lob          MAP Fund                  1 RIC           0               10 Accounts,    0           0            0
                                             $   83,000,000                  $  29,000,000

Christopher        MAP Fund                  1 RIC           0               2 Accounts,
Mullarkey                                    $   55,000,000                  $  15,000,000   0           0            0
                                                                             4 Accounts,
                                                                             $   8,000,000

Michael            MAP Fund                  1 RIC                           2 Accounts,
J.Mullarkey                                  $  552,000,000  0               $   73,000,000  0           0            0
                                                                             4 Accounts,
                                                                             $  104,000,000

Francis J. Ok      Equity Index Fund         2 RICs,         0               6 Accounts,     0           0            0
                                             $3,040,517,102                  $1,147,039,524

J. Matthew Philo   Diversified Income Fund,  1 RIC,          1 Account       45 Accounts,    0           2            5 Accounts
                   High Yield Corporate      $1,423,903,500  $261,384,849    $9,432,178,799                           $576,049,525
                   Bond Fund

Joseph Portera       Diversified Income Fund,    1 RIC,          3 Accounts,   24 Accounts,    0               0     3 Accounts,
                     Global High Income Fund,    $  289,829,553  $740,711,130  $2,862,552,822                        $
                     Government Fund

Richard A. Rosen     Mid Cap Value Fund,         3 RICs,         0             28 Accounts,    0               0     1 Account,
                     Total Return Fund,          $1,560,217,188                $1,245,776,779                        $180,398,453
                     Value Fund

Jeffrey H. Saxon     Global High Income          0               0             0               0               0     0
                     Fund

Edmund C.            Capital Appreciation        5 RICs,         0             26 Accounts,    0               0     1 Account,
Spelman              Fund,                       $2,229,335,701                $1,612,712,816                        $ 22,734,317
                     Convertible Fund,
                     Mid Cap Growth Fund,
                     Small Cap Growth Fund,
                     Total Return Fund

Edward Silverstein   Convertible Fund            1 RIC,          2 Accounts    6 Accounts,     0               0     2 Accounts,
                                                 $  360,462,332  $ 10,502,196  $  697,619,427                        $573,770,514

Mark T. Spellman     Mid Cap Value Fund          1 RIC           ___ Accounts  28 Accounts     0               0     0
                                                 $429,987,863    $             $1,245,776,779

Laurie Walters       Tax Free Bond Fund          0               0             0               0               0     0

R. Bart Wear         Large Cap Growth Fund       2 RICs          2 Account     5 Accounts      0               0     0
                                                 $ 209,000,000   $ 49,000,000  $140,000,000

Clark J. Winslow     Large Cap Growth Fund       2 RICs          2 Accounts    5 Accounts      0               0     0
                                                 $ 209,000,000   $ 49,000,000  $140,000,000

* None of the accounts managed are subject to performance fees.


** "Other Accounts" excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios and the assets of an institutional account managed using a model portfolio because Jennison does not have discretion to trade securities in the institutional model portfolio.


      Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the funds because they use techniques that are not permitted for the funds, such as short sales and leveraging. (Note that this conflict only arises with regards to the Funds that have a High Yield component).

      To address potential conflicts of interest between the clients and the Manager, NYLIM and each Subadvisor have adopted Allocation Procedures, a Code of Ethics and Policy and Procedures for Portfolio Management and Trades in Securities, to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. In an effort to retain key personnel, NYLIM and each Subadvisor have structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

      NYLIM

      NLYIM portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

      NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on NYLIM's overall company performance. "NYLIM Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan, is eligible to senior level employees and is designed to reward profitable growth in Company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

      MacKay Shields

      MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay Shields pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a Portfolio and other accounts.

      MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

      Winslow

      In an effort to retain key personnel, Winslow Capital has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. Specifically, portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational objectives, as well as overall Winslow Capital results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product under the individual's management.

      At Winslow Capital the Large Cap Growth portfolio managers are substantial owners of the firm. The financial success of the portfolio managers/owners (base salary and share of the earnings) is a direct result of providing favorable long-term results for clients. The firm establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the firm's non-owner employees based upon each individual's performance and the profitability of the firm. The incentive bonus and share of the firm's earnings engender a commitment and loyalty to the firm to always strive for success.

      Winslow Capital provides a 401(k) profit-sharing and salary savings plan for all eligible employees. Contributions are based on a percentage of the employee's total base and bonus paid during the fiscal year, subject to a specified maximum amount. At the employees' discretion, assets of this profit-sharing plan are invested in the Large Cap Growth Fund.

      Jennison

      Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Jennison investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

      Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

      The following factors will be reviewed for Mark G. DeFranco and Brian M.
Gillott:

      - One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

      - The investment professional's contribution to client portfolios' pre-tax one and three year performance from the investment professional's recommended stocks relative to the strategy's passive benchmarks and to the investment professional's respective coverage universes;

      - Historical and long-term business potential of the product strategies;

      -     Qualitative factors such as teamwork and responsiveness; and

      - Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

      Markston

      The Markston portfolio management team (Michael Mullarkey, Roger Lob, Christopher Mullarkey) are all owners of Markston International LLC. The portfolio managers share in the profits of the firm. Therefore, the success of the team in generating long term above average performance directly correlates with the success of Markston and the compensation of the portfolio managers.

      As of December 31, 2005, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Trust ($1-$10,000, $10,001-$50,000, $50,000-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000)
was as follows:


 PORTFOLIO MANAGER                 FUND                  $ RANGE OF OWNERSHIP
---------------------     -------------------------      --------------------
Claude Athaide            NONE                           $0
Rupal J. Bhansali         NONE                           $0
Rudolph C. Carryl         Capital Appreciation Fund      $1-$10,000
                          Mid Cap Growth Fund            $1-$10,000
                          Total Return Fund              $1-$10,000
Mark G. DeFranco          NONE                           $0
Caroline Evascu           NONE                           $0
John Fitzgerald           Tax Free Bond Fund             $1-$10,000
Harvey Fram               Common Stock Fund              $10,001-$50,000
Brian M. Gillott          NONE                           $0
Gary Goodenough           NONE                           $0
Christopher Harms         NONE                           $0
Justin H. Kelly           Large Cap Growth Fund          $100,001-$500,000
Roger Lob                 MAP Fund                       $50,001-$100,000
Christopher Mullarkey     MAP Fund                       $1-$10,000
Michael J. Mullarkey      MAP Fund                       $10,001-$50,000
Francis J. Ok             NONE                           $0
J. Matthew Philo          NONE                           $0
Joseph Portera            Diversified Income Fund        $10,001-$50,000
Richard A. Rosen          Value Fund                     $100,001-$500,000
Jeffrey H. Saxon          Global High Income Fund        $1-$10,000
Edward Silverstein        Convertible Fund               $100,001-$500,000
Mark T. Spellman          Capital Appreciation Fund      $10,001-$50,000
                          International Equity Fund      $10,001-$50,000
                          Mid Cap Value Fund             $10,001-$50,000
                          Money Market Fund              $10,001-$50,000
                          Value Fund                     $10,001-$50,000
Edmund C. Spelman         Capital Appreciation Fund      $500,001-$1,000,000
                          Small Cap Growth Fund          $100,001-$500,000
                          Total Return Fund              $1-$10,000
Laurie Walters            MAP Fund                       $10,001-$50,000
R. Bart Wear              Large Cap Growth Fund          $100,001-$500,000
Clark J. Winslow          Large Cap Growth Fund          Over $1,000,000

Potential Portfolio Manager Conflicts

      A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

      - The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

      - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

      - A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

      - An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

      To address potential conflicts of interest, NYLIM and each Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, NYLIM has adopted a Code of Ethics that recognizes the manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Board of Trustees have adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of a Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund portfolio transactions. Furthermore, neither the Funds nor the Manager may enter into agreements under which a Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

      NYLIFE Securities (the "Affiliated Broker") may act as broker for the Funds. In order for the Affiliated Broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Funds will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or a Subadvisor may cause a Fund to pay a broker-dealer (except the Affiliated Broker) that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      In the fiscal years ended October 31, 2005 and October 31, 2004, the MainStay MAP Fund paid commissions to Wachovia Capital Markets, an affiliate of the Fund's Sub-Adviser, Jennison. The following table sets forth information regarding such payments. No payments to Affiliated Brokers were made in the fiscal year ended October 31, 2003.

                                                                                                              2005         2004
                                                                                                          ----------   ----------
Total brokerage commissions paid by the MainStay MAP Fund.............................................    $1,986,694   $1,651,338
Total brokerage commissions paid to Affiliated Brokers................................................    $    2,900   $    3,230
Percentage of total brokerage commissions paid to Affiliated Brokers..................................         0.001%       0.002%
Percentage of the MAP Fund's aggregate dollar amount of transactions involving the payment
of commissions effected through Affiliated Broker.....................................................             0%           0%

      Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Funds and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Funds. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

      Certain of the Funds may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Funds.

      In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Fund and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager and Subadvisors each believes that over time the Funds' ability to participate in volume transactions will produce better executions for the Funds.

      The management fees paid by the Trust, on behalf of each Fund, to the Manager and the Subadvisory fee that the Manager pays on behalf of certain Funds to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Funds.

      The table below shows information on brokerage commissions paid by each of the Funds for the fiscal years ended October 31, 2005 and October 31, 2004, ten-month fiscal period ended October 31, 2003 and the fiscal year ended December 31, 2002, all of which were paid to entities that are not affiliated with the Funds, the Manager or the Distributor.

                                                                 TEN MONTH
                                    YEAR ENDED    YEAR ENDED    PERIOD ENDED     YEAR ENDED
                                     10/31/05     10/31/04        10/31/03        12/31/02
                                   -----------   ------------   ------------    ------------
Capital Appreciation Fund          $1,177,945    $  1,225,952   $  772,835      $  3,828,300
Common Stock Fund                      70,811          77,871      156,026           277,909
Convertible Fund                      265,612         578,954      493,959           722,421
Diversified Income Fund                 5,195           3,861        1,939               836
Equity Index Fund                      32,616          38,677       85,055            75,934
Global High Income Fund                 1,359           1,506          N/A             1,373
Government Fund                           N/A             N/A          N/A               N/A
High Yield Corporate Bond Fund        436,080         574,231      258,318           599,394
International Equity Fund             835,174         498,427      376,394           492,890
Large Cap Growth Fund*                333,144             N/A        N/A                 N/A
MAP Fund                            1,980,487       1,651,338    1,249,348           744,195
Mid Cap Growth Fund                   130,565         124,777       86,313           169,397
Mid Cap Value Fund                    781,323         307,142      265,062           544,735
Money Market Fund                         N/A             N/A          N/A               N/A
Small Cap Growth Fund                 437,713         655,372      532,842           941,603
Small Cap Value Fund                  636,267         338,084      200,432           240,340
Tax Free Bond Fund                        N/A             N/A          N/A               N/A
Total Return Fund                     634,165       1,243,189      354,681         1,358,084
Value Fund                          1,081,020         942,979    1,027,454         1,978,755


** For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005, brokerage commissions paid to entities not affiliated with the Fund, the Manager or the Distributor were: $13,763.


      The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2005 and the dollar amount of the transactions involved.

                                   TOTAL AMOUNT OF TRANSACTIONS
                              WHERE COMMISSIONS PAID TO BROKERS THAT      TOTAL BROKERAGE COMMISSIONS PAID
                                    PROVIDED RESEARCH SERVICES            TO BROKERS THAT PROVIDED RESEARCH
                              --------------------------------------      ---------------------------------
Capital Appreciation Fund                  212,460,852                                 283,335
Common Stock Fund                            4,322,039                                   6,980
Convertible Fund                            37,785,797                                  55,188
Diversified Income Fund                        583,022                                   2,546
Equity Index Fund                            2,482,436                                   2,641
Global High Income Fund                            N/A                                     N/A

High Yield Corporate Bond Fund                             18,383,598                                      41,480
International Equity Fund                                   6,220,744                                      14,323
Large Cap Growth Fund                                      13,754,448                                      17,349
MAP Fund                                                  399,011,529                                     736,515
Mid Cap Growth Fund                                        26,615,283                                      31,221
Mid Cap Value Fund                                         77,767,797                                     171,145
Small Cap Growth Fund                                      73,210,552                                     105,041
Small Cap Value Fund                                       78,549,747                                     152,410
Total Return Fund                                          96,627,504                                     130,218
Value Fund                                                146,560,549                                     203,851


      As of October 31, 2005, the following Funds held securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:

                                                                                                                  MARKET
          FUND                                       BROKER-DEALER                                                 VALUE
---------------------------------------     ---------------------------------------------------------------     ------------
MainStay Capital Appreciation Fund          American Express Co. (common stock)                                 $ 20,852,333
                                            Credit Suisse First Boston Corp. (time deposit)                     $  4,113,021
                                            Deutsche Bank (time deposit)                                        $  4,700,595
                                            UBS AG (time deposit)                                               $  4,700,595
                                            UBS Finance Delaware LLC (commercial paper)                         $  7,065,000
MainStay Common Stock Fund                  AG Edwards, Inc.                                                    $    119,131
                                            Charles Schwab Corp.(common stock)                                  $    227,924
                                            Citigroup, Inc. (common stock)                                      $  2,347,278
                                            Credit Suisse First Boston LLC (time deposit)                       $    378,301
                                            Deutsche Bank (time deposit)                                        $    432,344
                                            Goldman Sachs Group, Inc. (common stock)                            $    242,125
                                            JPMorgan Chase & Co. (common stock)                                 $    800,953
                                            Lehman Brothers Holdings, Inc.(common stock)                        $    232,519
                                            Merrill Lynch & Co., Inc. (common stock)                            $    832,103
                                            Morgan Stanley (common stock)                                       $    947,985
                                            State Street Corp. (common stock)                                   $    295,039
                                            UBS AG (time deposit)                                               $    432,344
                                            Wachovia Corp. (common stock)                                       $    103,768
MainStay Convertible Fund                   American Express Co. (convertible bonds)                            $ 10,788,662
                                            Citigroup, Inc. (common stock)                                      $  4,013,533
                                            Credit Suisse First Boston, Inc. (convertible bonds)                $  5,742,000
                                            Credit Suisse First Boston, Inc. (time deposits)                    $  2,921,647
                                            Deutsche Bank (time deposit)                                        $  3,339,025
                                            Merrill Lynch & Co., Inc. (convertible bonds)                       $  7,999,125
                                            Merrill Lynch Funds (investment companies)                          $  2,925,257
                                            State Street Corp. (convertible preferred stocks)                   $  3,172,000
                                            UBS AG (time deposit)                                               $  3,339,025
                                            UBS Finance Delaware LLC (commercial paper)                         $  7,480,000
MainStay Diversified Income Fund            American Express Credit Corp.(common stock)                         $  8,780,971
                                            Bank of America Commercial mortgage(mortgage backed securities)     $     56,782
                                            Bank of America Commercial mortgage(mortgage backed securities)     $    292,779
                                            Bear Stearns Cos., Inc. (The) (corporate bond)                      $    225,904
                                            Citigroup, Inc. (corporate bond)                                    $    259,087
                                            Citigroup Commercial Mortgage Trust(mortgage backed securities)     $    211,708
                                            Citigroup/Deutsche Bank (mortgage backed securities)                $    440,114
                                            Credit Suisse First Boston LLC (time deposit)                       $  6,905,813
                                            Deutsche Bank (time deposit)                                        $    195,835
                                            Goldman Sachs Group, Inc. (corporate bond)                          $    223,130
                                            Goldman Sachs Group, Inc. (corporate bond)                          $     95,263

                                            Goldman Sachs Group, Inc. (commercial paper)                        $  1,097,566
                                            JPMorgan Chase Capital XVII (corporate bond)                        $     94,422
                                            LB-UBS Commercial MortgageTrust(mortgage backed securities)         $    403,083
                                            LB-UBS Commercial MortgageTrust(mortgage backed securities)         $    246,153
                                            LB-UBS Commercial MortgageTrust(mortgage backed securities)         $    233,752
                                            Merrill Lynch Mortgage Trust(mortgage backed securities)            $    221,239
                                            Merrill Lynch Mortgage Trust(mortgage backed securities)            $    537,859
                                            Merrill Lynch & Co., Inc. (commercial paper)                        $  1,298,197
                                            Morgan Stanley Capital I (mortgage backed securities)               $    157,725
                                            Morgan Stanley (corporate bond)                                     $    257,470
                                            Morgan Stanley (commercial paper)                                   $    959,384
                                            Morgan Stanley & Co., Inc. (corporate bond)                         $    703,508
                                            UBS AG (time deposit)                                               $    195,835
                                            UBS Finance Delaware LLC (commercial paper)                         $    835,000
                                            Wachovia Bank Commercial Mortgage Trust(mortgage backed sec.)       $     84,981
                                            Wachovia Corp. (corporate bonds)                                    $    103,707
MainStay Equity Index Fund                  Bank of America Corp. (common stock)                                $  8,587,081
                                            Bear Stearns Cos., Inc. (The) (common stock)                        $    575,764
                                            Charles Schwab Corp.(common stock)                                  $    771,886
                                            Citigroup, Inc. (common stock)                                      $ 11,567,004
                                            Credit Suisse First Boston Corp. (time deposit)                     $  1,661,830
                                            Deutsche Bank (time deposit)                                        $  1,899,235
                                            Goldman Sachs Group, Inc. (common stock)                            $  2,861,396
                                            JPMorgan Chase & Co. (common stock)                                 $  6,287,544
                                            Lehman Brothers Holdings, Inc.(common stock)                        $  1,595,680
                                            Merrill Lynch & Co., Inc. (common stock)                            $  2,942,821
                                            State Street Corp. (common stock)                                   $    885,613
                                            UBS AG (time deposit)                                               $  1,899,235
                                            Wachovia Corp. (common stock)                                       $  3,889,232
MainStay Global High  Income Fund           Credit Suisse First Boston USA, Inc. (time deposit)                 $     44,630
                                            Deutsche Bank (time deposit)                                        $     51,006
                                            Merrill Lynch & Co., Inc. (commercial paper)                        $    529,265
                                            Merrill Lynch & Co., Inc. (commercial paper)                        $  1,084,644
                                            UBS AG (time deposit)                                               $     51,006
                                            UBS Finance Delaware LLC (commercial paper)                         $  7,720,000
MainStay Government Fund                    Bank of America Commercial Mortgage(mortgage backed securities)     $  2,044,492
                                            Citigroup Commercial Mortgage Trust(mortgage backed securities)     $  2,912,334
                                            Credit Suisse First Boston Corp. (time deposit)                     $    240,065
                                            Deutsche Bank (time deposit)                                        $    274,360
                                            UBS AG (time deposit)                                               $    274,360
MainStay High Yield Corporate Bond Fund     Credit Suisse First Boston Corp. (time deposit)                     $ 11,207,745
                                            Goldman Sachs Group, Inc. (commercial paper)                        $ 18,444,128
                                            Deutsche Bank (time deposit)                                        $ 12,808,851
                                            Merrill Lynch & Co., Inc. (commercial paper)                        $ 24,991,792
                                            Merrill Lynch Funds (investment companies)                          $ 81,864,065
                                            Morgan Stanley (commercial paper)                                   $ 39,974,333
                                            UBS AG (time deposit)                                               $ 12,808,851
                                            UBS Finance Delaware LLC (commercial paper)                         $ 29,280,000
                                            UBS Finance Delaware LLC (commercial paper)                         $    683,762
MainStay International Equity Fund          Credit Suisse First Boston Corp. (time deposit)                     $      1,306
                                            Merrill Lynch & Co., Inc. (commercial paper)                        $  2,995,840
                                            UBS AG (time deposit)                                               $  1,493,331
MainStay Large Cap Growth Fund              Credit Suisse First Boston (time deposit)                           $    592,772
                                            Deutsche Bank (time deposit)                                        $    677,454

                                            Goldman Sachs Group, Inc. (common stock)                            $  8,795,352
                                            Merrill Lynch & Co., Inc. (common stock)                            $  3,405,324
                                            UBS AG (time deposit)                                               $    677,454
MainStay MAP Fund                           American Express Credit Corp.(commercial paper)                     $ 13,787,000
                                            Citigroup, Inc. (common stock)                                      $ 11,733,414
                                            Charles Schwab Corp.(common stock)                                  $ 12,603,840
                                            Credit Suisse First Boston (time deposit)                           $  5,184,317
                                            Deutsche Bank (time deposit)                                        $  5,924,933
                                            Jeffries Group, Inc.(common stock)                                  $  2,921,248
                                            JPMorgan Chase & Co. (common stock)                                 $  9,721,878
                                            Merrill Lynch & Co., Inc. (common stock)                            $ 10,267,764
                                            Morgan Stanley (common stock)                                       $ 17,487,374
                                            State Street Corp. (common stock)                                   $  4,042,836
                                            UBS AG (time deposit)                                               $  5,924,933
                                            Wachovia Corp. (common stock)                                       $  4,001,184
MainStay MidCap Growth Fund                 Credit Suisse First Boston (time deposit)                           $    838,443
                                            Deutsche Bank (time deposit)                                        $    958,221
                                            UBS AG (time deposit)                                               $    958,221
                                            UBS Finance Delaware LLC (commercial paper)                         $  1,940,000
MainStay MidCap Value Fund                  Credit Suisse First Boston (time deposit)                           $    953,157
                                            Deutsche Bank (time deposit)                                        $  1,089,322
                                            Goldman Sachs Group, Inc. (commercial paper)                        $  2,608,608
                                            Merrill Lynch & Co., Inc. (commercial paper)                        $  4,853,259
                                            UBS Finance Delaware LLC (commercial paper)                         $  5,890,000
                                            UBS AG (time deposit)                                               $  1,089,322
MainStay Money Market Fund                  American Express Credit Corp.(medium term note)                     $  6,000,000
                                            American Express Credit Corp.(medium term note)                     $  4,807,256
                                            Bank of America Corp. (corporate bond)                              $  5,112,898
                                            Citigroup, Inc. (corporate bond)                                    $  5,004,102
                                            Citigroup, Inc. (corporate bond)                                    $  4,502,920
                                            Deutsche Bank (certificate of deposit)                              $  4,999,848
                                            Goldman Sachs Group, Inc. (commercial paper)                        $  4,999,542
                                            Goldman Sachs Group, Inc. (commercial paper)                        $  4,990,054
                                            Merrill Lynch & Co., Inc. (medium term note)                        $  4,505,572
                                            Merrill Lynch & Co., Inc. (medium term note)                        $  5,009,931
                                            Morgan Stanley Group (medium term note)                             $  5,005,888
                                            Morgan Stanley Dean Witter (commercial paper)                       $  4,946,873
                                            Morgan Stanley Dean Witter (commercial paper)                       $  1,989,387
                                            Prudential Funding LLC (commercial paper)                           $  4,723,420
                                            Prudential Funding LLC (commercial paper)                           $  4,977,279
                                            UBS Finance Delaware LLC (commercial paper)                         $  4,996,967
                                            UBS Finance Delaware LLC (commercial paper)                         $  4,980,113
                                            Wachovia Corp. (corporate bond)                                     $  5,021,057
MainStay Small Cap Growth Fund              Credit Suisse First Boston (time deposit)                           $  1,559,708
                                            Deutsche Bank (time deposit)                                        $  1,782,523
                                            Jeffries Group, Inc.(common stock)                                  $  3,341,602
                                            UBS AG (time deposit)                                               $  1,782,523
                                            UBS Finance Delaware LLC (commercial paper)                         $  1,330,000
MainStay Small Cap Value Fund               Credit Suisse First Boston (time deposit)                           $    453,329
                                            Deutsche Bank (time deposit)                                        $    518,091
                                            UBS AG (time deposit)                                               $    518,091
MainStay Total Return Fund                  American Express Co. (common stock)                                 $  4,215,519
                                            Citigroup, Inc. (common stock)                                      $ 12,607,812
                                            Bank of America Corp. (common stock)                                $  9,224,941
                                            Bank of America Commercial Mortgage (mortgage backed securities)    $    305,915

                                            Bank of America Commercial Mortgage (mortgage backed securities)    $  1,166,155
                                            Bear Stearns Cos., Inc. (The) (corporate bond)                      $  1,060,766
                                            Citigroup Commercial Mortgage Trust (mortgage backed securities)    $  1,068,162
                                            Citigroup/Deutsche Bank (mortgage backed securities)                $    890,231
                                            Citigroup, Inc. (corporate bond)                                    $  1,091,907
                                            Credit Suisse First Boston (time deposit)                           $  1,536,980
                                            Deutsche Bank (time deposit)                                        $  1,756,548
                                            Goldman Sachs Group, Inc. (commercial paper)                        $  1,895,799
                                            Goldman Sachs Group, Inc. (common stock)                            $  3,993,292
                                            Goldman Sachs Group, Inc. (convertible preferred)                   $  3,001,950
                                            Goldman Sachs Group, Inc. (corporate bond)                          $     40,111
                                            Goldman Sachs Group, L.P. (corporate bond)                          $  1,536,458
                                            JPMorgan Chase & Co. (common stock)                                 $  4,890,381
                                            LB-UBS Commercial Mortgage Trust (mortgage backed securities)       $  1,474,809
                                            LB-UBS Commercial Mortgage Trust (mortgage backed securities)       $  1,329,241
                                            LB-UBS Commercial Mortgage Trust (mortgage backed securities)       $    920,088
                                            Merrill Lynch & Co., Inc. (commercial paper)                        $  4,468,795
                                            Merrill Lynch & Co., Inc. (common stock)                            $  4,933,188
                                            Merrill Lynch Mortgage Trust (mortgage backed securities)           $  1,197,059
                                            Merrill Lynch Mortgage Trust (mortgage backed securities)           $  2,170,818
                                            Morgan Stanley Capital I (mortgage backed securities)               $    837,157
                                            Morgan Stanley (commercial paper)                                   $  5,636,381
                                            Morgan Stanley (common stock)                                       $  2,377,717
                                            Morgan Stanley (corporate bond)                                     $    718,973
                                            State Street Corp. (common stock)                                   $  5,059,068
                                            UBS AG (time deposit)                                               $  1,756,548
                                            UBS Finance Delaware LLC (commercial paper)                         $ 10,000,000
                                            Wachovia Bank Commercial Mortgage Trust (mortgage backed sec.)      $    467,397
                                            Wachovia Corp. (common stock)                                       $  4,662,996
MainStay Value Fund                         Bank of America Corp. (common stock)                                $ 22,343,529
                                            Citigroup, Inc. (common stock)                                      $ 30,524,548
                                            Credit Suisse First Boston (time deposit)                           $  1,836,035
                                            Deutsche Bank (time deposit)                                        $  2,098,326
                                            Goldman Sachs Group, Inc. (commercial paper)                        $  6,858,196
                                            Goldman Sachs Group, Inc. (common stock)                            $  9,692,579
                                            JPMorgan Chase & Co. (common stock)                                 $ 13,867,701
                                            Merrill Lynch & Co., Inc. (commercial paper)                        $  4,996,067
                                            Merrill Lynch & Co., Inc. (commercial paper)                        $  8,147,324
                                            Merrill Lynch & Co., Inc. (common stock)                            $ 13,116,324
                                            Morgan Stanley (common stock)                                       $  7,916,655
                                            State Street Corp. (common stock)                                   $ 12,553,779
                                            UBS AG (time deposit)                                               $  2,098,326
                                            UBS Finance Delaware LLC (commercial paper)                         $  7,280,000
                                            Wachovia Corp. (common stock)                                       $ 11,377,104


      A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

      The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of equity oriented Funds, or other transactional expenses that must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund that, when distributed to non-tax exempt shareholders, will be treated as dividends (ordinary income).

                                 NET ASSET VALUE

      The Trust determines the NAV per share of each class of each Fund on each day the New York Stock Exchange ("NYSE") is open for trading. NAV per share is calculated as of the close of the first session of the NYSE (usually 4:00 pm, New York time) for each class of shares of each Fund, by dividing the current market value (amortized cost, in the case of the Money Market Fund) of the total assets less liabilities attributable to that class, by the total number of shares of that class of the Fund that are issued and outstanding.

HOW PORTFOLIO SECURITIES ARE VALUED

      Portfolio securities of the Money Market Fund are valued at their amortized cost (in accordance with the Trust's Rule 2a-7 Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Money Market Fund may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

      Portfolio securities of each of the other Funds are valued:

      (a) by appraising common and preferred stocks that are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board);

      (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price ("NOCP") supplied through such system;

      (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

      (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the NYSE;

      (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

      (f) by appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

      (g) securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

      Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Trust recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Trust is informed on or after the ex-dividend date.

      A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in a Fund's calculation of its NAV. The Subadvisor, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

      Because the Guarantee regarding the Equity Index Fund is payable to shareholders directly (and not payable to the Equity Index Fund), and because it represents only a contingent liability of New York Life Inc. rather than an agreement to pay a definite amount on the Guarantee Date, the Board believes that the Guarantee should have no impact in determining the Equity Index Fund's NAV.

      The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be maintained on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

      To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.

                         SHAREHOLDER INVESTMENT ACCOUNT


      A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by MainStay Investments. Whenever a transaction takes place in a Fund (other than the Money Market Fund), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders of the Money Market Fund will be sent a monthly statement for each month in which a transaction occurs.


                            SHAREHOLDER TRANSACTIONS


      MainStay Investments may accept requests in writing or telephonically from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:


      - dividend and capital gain changes (including moving dividends between account registrations);

      -     address changes;

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

      - certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

      -     exchange requests between identical registrations; and

      -     redemptions less than $100,000 to the record address only.


      In addition, MainStay Investments may accept requests from at least one of the owners of a Shareholder Investment Account through the Trust's internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination) and for redemptions by wire of amounts less than $250,000.


                 PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUNDS

GENERAL INFORMATION


      Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. Class A, Class B, Class C and Class R2 shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. As compared to Class A shares, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares. As compared to Class A shares, the Class R1 shares have lower on-going expenses than Class A shares and are not subject to a front-end sales charge. The investment performance of Class R1 shares will generally be higher than that of Class A shares. As compared to Class R1 shares, the Class R2 shares have higher class specific expenses, including a distribution and service fee payable pursuant to a Rule 12b-1 plan. The investment performance of Class R2 shares will generally be lower than that of Class R1 shares. Class I shares have the lowest on-going expenses and are not subject to an initial or contingent sales charge. Class I, Class R1 and Class R2 shares of the Funds are available only to eligible investors, as set forth in the Prospectus and may be changed from time to time. For additional information on the features of Class A, Class B and Class C shares, see "Alternative Sales Arrangements." Financial intermediaries may not offer all share classes of a Fund. If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly with the Fund by submitting an application form to MainStay Investments.


      The Funds' Class B share conversion feature provides that Class B shares will convert to Class A shares at the end of the calendar quarter eight years after purchase.

      If a shareholder purchases Class B shares of a Fund on more than one date and holds Class B shares of the Fund long enough for the Class B shares to convert, the shareholder may hold both Class A shares of the Fund (acquired as a result of conversion) and Class B shares of the Fund (those that have not been held for the full holding period). If a partial conversion of a shareholder's Class B shares to Class A shares of a Fund results in a shareholder holding Class B shares of that Fund with an aggregate value of $499.99 or less, the Fund will automatically convert the remaining Class B shares to Class A shares. Shareholders will not be charged a contingent deferred sales charge in connection with such conversion of the Class B shares prior to the completion of the full holding period.

BY MAIL

      Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative. Shares of any Fund, except the Money Market Fund, may be purchased at the NAV per share next determined after receipt in good order of the purchase order by that Fund plus any applicable sales charge. In the case of the Money Market Fund

(which seeks to maintain a constant NAV of $1.00 per share), the share purchase is effected at the NAV next determined after receipt in good order of the purchase order by Boston Financial Data Services, Inc., the sub-transfer agent for the Funds.

BY TELEPHONE


      For all Funds, other than the Money Market Fund, an investor may make an initial investment in the Funds by having his or her registered representative telephone MainStay Investments between 8:00 am and 6:00 pm, eastern time, on any day the NYSE is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above plus any applicable sales charge. An application and payment must be received in good order by MainStay Investments within three business days. All telephone calls are recorded to protect shareholders and MainStay Investments. For a description of certain limitations on the liability of the Funds and MainStay Investments for transactions effected by telephone, see "Buying and Selling MainStay Shares" in the Prospectus.


BY WIRE


      An investor may open an account and invest by wire by having his or her registered representative telephone MainStay Investments between 8:00 am and 6:00 pm, eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:


STATE STREET BANK AND TRUST COMPANY
ABA NO. 011-0000-28
ATTN: CUSTODY AND SHAREHOLDER SERVICES
FOR CREDIT: MAINSTAY ________________ FUND-CLASS______
SHAREHOLDER NAME _______________________________
SHAREHOLDER ACCOUNT NO. _____________________________
DDA ACCOUNT NUMBER 99029415


AN APPLICATION MUST BE RECEIVED BY MAINSTAY INVESTMENTS WITHIN THREE BUSINESS DAYS.



      The investor's bank may charge the investor a fee for the wire. To make a purchase effective the same day, the registered representative must call MainStay Investments by 12:00 noon eastern time, and federal funds must be received by MainStay Investments before 4:00 pm eastern time.


      Wiring money to the Funds will reduce the time a shareholder must wait before redeeming or exchanging shares, because when a shareholder purchases by check or by Automated Clearing House ("ACH") payment, the Trust may withhold payment for up to 10 days from the date the check or ACH purchase is received.

ADDITIONAL INVESTMENTS

      Additional investments in a Fund may be made at any time by mailing a check payable to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

      The Trust's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Trustees; New York Life and its subsidiaries and their employees, officers, directors, agents or former employees (and immediate family members); through financial services firms that have entered into an agreement with the Funds or the Distributor; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and NYLIFE Distributors LLC products; and purchases by certain individual participants.

SYSTEMATIC INVESTMENT PLANS


      Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MainStay Investments, toll free at 1-800-MAINSTAY (1-800-624-6782) (between 8:00 am and 4:00 pm, eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

PURCHASES IN KIND

      Investors, including certain clients of the Manager and the Subadvisors, may, subject to the approval of the Trust, the Distributor, the Manager and the Subadvisors, if applicable, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and that would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions). These transactions will be effected only if the Manager or Subadvisor intends to retain the security in the Fund as an investment. The Trust reserves the right to amend or terminate this practice at any time. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, IF SUCH ASSETS WERE INCLUDED IN THE Fund's assets at the time of the purchase. An investor must call MainStay at 1-800-MAINSTAY (1-800-624-6782) before sending any securities. The Funds reserve the right to amend or terminate this practice at any time.

ALTERNATIVE SALES ARRANGEMENTS

INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES

      The sales charge on Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale. There is no sales charge on purchases of shares in the Money Market Fund.

      The sales charge applicable to an investment in Class A shares of the Capital Appreciation Fund, Common Stock Fund, Convertible Fund, International Equity Fund, Large Cap Growth Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Total Return Fund, and Value Fund will be determined according to the following table:

                                  SALES CHARGE AS A PERCENTAGE OF:                 SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE:
                      ------------------------------------------------------    ----------------------------------------------------
                                                               NET                                                   RETAINED
      AMOUNT OF                 OFFERING                     AMOUNT                     RETAINED                      BY THE
      PURCHASE                    PRICE                     INVESTED                    BY DEALER                   DISTRIBUTOR
--------------------  ----------------------------  ------------------------    --------------------------     ---------------------
Less than $50,000                  5.50%                       5.82%                         4.75%                      0.75%
$50,000 to $99,999                 4.50%                       4.71%                         4.00%                      0.50%
$100,000 to $249,999               3.50%                       3.63%                         3.00%                      0.50%
$250,000 to $499,999               2.50%                       2.56%                         2.00%                      0.50%
$500,000 to $999,999               2.00%                       2.04%                         1.75%                      0.25%
$1,000,000 or more*                None                        None                     See Below*                      None

      The sales charge applicable to an investment in Class A shares of the Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, and Tax Free Bond Fund will be determined according to the following table:

                                  SALES CHARGE AS A PERCENTAGE OF:                 SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE:
                      ------------------------------------------------------    ----------------------------------------------------
                                                               NET                                                   RETAINED
      AMOUNT OF                 OFFERING                     AMOUNT                     RETAINED                      BY THE
      PURCHASE                    PRICE                     INVESTED                    BY DEALER                   DISTRIBUTOR
--------------------  ----------------------------  ------------------------    --------------------------     ---------------------
Less than $100,000               4.50%                       4.71%                          4.00%                     0.50%
$100,000 to $249,999             3.50%                       3.63%                          3.00%                     0.50%
$250,000 to $499,999             2.50%                       2.56%                          2.00%                     0.50%
$500,000 to $999,999             2.00%                       2.04%                          1.75%                     0.25%
$1,000,000 or more*              None                        None                      See Below*                     None

      The sales charge for Class A Shares of the Equity Index Fund will be determined according to the following table:

                                  SALES CHARGE AS A PERCENTAGE OF:                 SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE:
                      ------------------------------------------------------    ----------------------------------------------------
                                                               NET                                                   RETAINED
      AMOUNT OF                 OFFERING                     AMOUNT                     RETAINED                      BY THE
      PURCHASE                    PRICE                     INVESTED                    BY DEALER                   DISTRIBUTOR
--------------------  ----------------------------  ------------------------    --------------------------     ---------------------
Less than $100,000                 3.00%                       3.09%                        2.75%                       0.25%
$100,000 to $249,999               2.50%                       2.56%                        2.25%                       0.25%
$250,000 to $499,999               2.00%                       2.04%                        1.75%                       0.25%
$500,000 to $999,999               1.50%                       1.52%                        1.25%                       0.25%
$1,000,000 or more*                None                        None                    See Below*                       None

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares -- Contingent Deferred Sales Charge, Class A."

      Although an investor will not pay an initial sales charge on investments of $1,000,000 or more, the Distributor may pay, from its own resources, a commission to dealers on such investments. See "Purchases at Net Asset Value" below for more information.

      The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

      Set forth below is an example of the method of computing the offering price of Class A shares of the Equity Index Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the NAV of Class A shares of the Fund on October 31, 2005.

NAV per Class A Share at October 31, 2005                                       $  41.13
Per Share Sales Charge - 3.00% of offering price (3.09% of NAV per share)       $   1.27
Class A Per Share Offering Price to the Public                                  $  42.40

      The sales charge applicable to an investment in Class A shares of the Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, and Tax Free Bond Fund will be 4.50% of the offering price per share (4.71% of the NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the High Yield Corporate Bond Fund aggregating less than $100,000 at a price based upon the NAV of Class A shares of the High Yield Corporate Bond Fund on October 31, 2005. The offering price of shares of each of the other listed Funds can be calculated using the same method.

NAV per Class A Share at October 31, 2005                                       $   6.22
Per Share Sales Charge - 4.50% of offering price (4.71% of NAV per share)       $   0.29
Class A Per Share Offering Price to the Public                                  $   6.51

      The sales charge applicable to an investment in Class A shares of the Capital Appreciation Fund, Common Stock Fund, Convertible Fund, International Equity Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Total Return Fund, and Value Fund will be 5.50% of the offering price per share (5.82% of NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the Capital Appreciation Fund aggregating less than $50,000 at a price based upon the NAV of Class A shares of the Capital Appreciation Fund on October 31, 2005. The offering price of the Class A shares of each of the other listed Funds can be calculated using the same method.

NAV per Class A Share at October 31, 2005                                       $  30.08
Per Share Sales Charge - 5.50% of offering price (5.82% of NAV per share)       $   1.75
Class A Per Share Offering Price to the Public                                  $  31.83

PURCHASES AT NET ASSET VALUE

      Purchases of Class A shares in an amount equal to $1 million or more will not be subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

      A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its Trustees; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); employees (and immediate family members) of Markston, Jennison and Winslow Capital Management Inc.; respectively. Also, any employee or registered representative of an authorized broker-dealer (and immediate family members) and any employee of Boston Financial Data Services that is assigned to the Fund may purchase a Fund's shares at NAV without payment of any sales charge. Class A shares of the Funds are sold at NAV to the CollegeSense 529 Plan.

      In addition, Class A share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b) plans, that are sponsored by employers with 50 or more employees are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."


      Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders who owned Service Class shares of a series of the Eclipse Funds or Eclipse Funds Inc., each an open-end investment company registered with the SEC under the 1940 Act, as of December 31, 2003 or if purchased through financial services firms such as broker-dealers, investment advisers and other financial institutions that have entered into an agreement with the Funds or the Distributor that provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class B and Class C shares. The Funds, the Distributor, MainStay Investments or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares.


      Class I shares of the Funds are sold at NAV. Class I shares may be purchased by (i) existing Class I shareholders, (ii) individuals investing at least $5 million in a Fund, and (iii) institutional investors. For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to, (i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC, (ii) individuals purchasing through certain registered investment advisory firms or related group of firms, which in the aggregate own, invest, or manage at least $100 million in securities of unaffiliated issuers, provided that the average individual investment in a Fund by such a firm's client accounts is at least $250,000, (iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with NYLIM Retirement Plan Services, NYLIFE Distributors LLC, or their affiliates, (iv) certain financial institutions, endowments, foundations or corporations having a service arrangement with NYLIFE Distributors LLC or its affiliates, (v) certain investment advisers, dealers or registered investment companies (including the MainStay Asset Allocation Funds) purchasing for their own account or for the account of other institutional investors.

      Although an investor will not pay a sales charge on Class I shares or on Class A share investments of $1,000,000 or more, the Distributor may pay, from its own resources, a commission to dealers on such investments. The Distributor may pay up to 0.10% of the value of Class I shares of certain Funds, at the time of sale and/or annually on Class I shares held, to dealers with which the Distributor has a service arrangement. With respect to Class A share investments of $1,000,000 or more in certain Funds, other than the MainStay Money Market Fund, the dealer may receive a commission of up to 1.00% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.50% of any portion from $3,000,000 to $4,999,999 and up to 0.40% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

REDUCED SALES CHARGES ON CLASS A SHARES

      Under a right of accumulation, purchases of one or more Funds by a "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRAs and non-ERISA 403(b) plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

LETTER OF INTENT (LOI)

      Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. A 90-day backdated period can be used to include earlier purchases, the 24-month period would then begin on the date of the first purchase during the 90-day period. For more information, call your registered representative or MainStay at 1-800-MAINSTAY (1-800-624-6782).


      On the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by MainStay Investments in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, MainStay Investments will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, MainStay Investments will process an LOI adjustment.


CONTINGENT DEFERRED SALES CHARGE, CLASS A

      In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a contingent deferred sales charge.

Class A shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class A shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Class A shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders (QDROs) and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class A shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Class A shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Class A shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

      The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

      For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

CONTINGENT DEFERRED SALES CHARGE, CLASS B

      A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Funds, in accordance with the table below, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of that Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years.

      Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

      The amount of the contingent deferred sales charge, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund (other than the Money Market Fund) until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

      The following table sets forth the rates of the contingent deferred sales charge:

                                       CONTINGENT DEFERRED SALES
    YEAR SINCE PURCHASE             CHARGE AS A PERCENTAGE OF AMOUNT
        PAYMENT MADE                 REDEEMED SUBJECT TO THE CHARGE
----------------------------        --------------------------------
First                                          5.0%
Second                                         4.0%
Third                                          3.0%
Fifth                                          2.0%
Sixth                                          1.0%
Thereafter                                     None

      In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

      The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established;
(iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates;

(ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy.. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

      ADDITIONAL CDSC WAIVERS APPLICABLE TO ACCOUNTS ESTABLISHED BEFORE JANUARY 1, 1998. In addition to the categories outlined above, the CDSC will be waived in connection with the following redemptions of Class B shares by accounts established before January 1, 1998: (1) withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59-1/2, separation from service, death, disability, loans, hardships, withdrawals of required excess contribution returns pursuant to applicable IRS rules, withdrawals based on life expectancy under applicable IRS rules); (2) preretirement transfers or rollovers within a retirement plan where the proceeds of the redemption are invested in proprietary products offered or distributed by New York Life or its affiliates; (3) living revocable trusts on the death of the beneficiary; (4) redemptions made within one year following the death or disability or a shareholder; (5) redemptions by directors, Trustees, officers and employees (and immediate family members) of the Trust and of New York Life and its affiliates where no commissions have been paid; (6) redemptions by employees of any dealer that has a soliciting dealer agreement with the Distributor, and by any trust, pension, profit-sharing or benefit plan for the benefit of such persons where no commissions have been paid; (7) redemptions by tax-exempt employee benefit plans resulting from the adoption or promulgation of any law or regulation; (8) redemptions by any state, country or city, or any instrumentality, department, authority or agency thereof and by trust companies and bank trust departments; and (9) transfers to other funding vehicles sponsored or distributed by New York Life or an affiliated company.


      Shareholders should notify MainStay Investments at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to the Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals.


CONTINGENT DEFERRED SALES CHARGE, CLASS C

      A contingent deferred sales charge of 1% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C account in any Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year.

      Class C shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents:
(i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class C shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established;
(iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class C shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Class C shares of a Fund may be exchanged for Class C shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class C shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

      Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

                            PURCHASES AND REDEMPTIONS


      Shares may be redeemed directly from a Fund or through your registered representative. Shares redeemed will be valued at the NAV per share next determined after MainStay Investments receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered, and the signature(s) must be guaranteed by a Medallion Signature Guarantee. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MainStay Investments must be submitted before the redemption request will be accepted. The requirement for a signed letter may be waived on a redemption of $100,000 or less that is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Trust may allow. Send your written request to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401.


      Upon the redemption of shares the redeeming Fund will make payment in cash, except as described below, of the NAV of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge.


      In times when the volume of telephone redemptions is heavy, additional phone lines will be added by MainStay Investments. However, in times of very large economic or market changes, redemptions may be difficult to implement by telephone. When calling MainStay Investments to make a telephone redemption, shareholders should have available their account number and Social Security or Taxpayer I.D. numbers.


      The value of the shares redeemed from a Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

      Purchases and redemptions for Class A, Class B, Class C, Class I, Class R1, and Class R2 shares are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.

      Certain clients of the Manager and the Subadvisors may purchase shares of a Fund with liquid assets with a value which is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and which would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions). These transactions will be effected only if the Fund's Manager or Subadvisor intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of the purchase. The Fund reserves the right to amend or terminate this practice at any time.

      The net asset value per share of each Fund is determined on each day the New York Stock Exchange is open for trading. (See "Net Asset Value" below.) Shares of each Fund are redeemable at net asset value, at the option of the Fund's shareholders.

      The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of one or more of the Funds not reasonably practicable.

The Trust and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Trust with a certified Taxpayer I.D. number or such other tax-related certifications as the Trust may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Trust has requested) has been provided.

REDEMPTION FEE


      The International Equity Fund and High Yield Corporate Bond Fund each impose a redemption fee of 2.00% of the total redemption amount (calculated at market value), on redemptions (including exchanges) of Class A, B, C, and I shares of those Funds made within 60 days of purchase. The redemption fee is paid directly to the Fund and is implemented as a 2% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The fee is designed to offset out-of-pocket administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee does not apply on redemptions effected through a MainStay Investments Systematic Withdrawal/Exchange Plan. The redemption fee may not apply on redemptions of certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder.


      Please contact MainStay Investments at 1-800-MAINSTAY (1-800-624-6782) if you have any questions as to whether the redemption fee applies to some or all of your shares.

SYSTEMATIC WITHDRAWAL PLAN


      MainStay Investments acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable. See the Prospectus for more information.


REDEMPTIONS IN KIND

      The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

SUSPENSION OF REDEMPTIONS

      The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (1) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (2) when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable; (3) as the SEC may by order permit for the protection of the security holders of the Trust; or (4) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

EXCHANGE PRIVILEGES

      Exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request.

      Subject to the conditions and limitations described herein, Class A, Class B, Class C, Class I, Class R1 and Class R2 shares of a Fund may be exchanged for shares of an identical class of a MainStay Fund registered for sale in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors. In addition, each class of shares of a Fund also may be exchanged for shares of an identical class of a series of Eclipse Funds or Eclipse Funds, Inc. that is registered for sale in the state of residence of the investor and that is available for sale to new investors. All exchanges are subject to a minimum investment requirement and a minimum balance requirement. An exchange may be made by either writing to MainStay Investments at the following address: The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling MainStay Investments at 1-800-MAINSTAY (1-800-624-6782) (8:00 am to 6:00 pm eastern time).


REDEMPTION BY CHECK

      The Money Market Fund and State Street Bank and Trust Company (the "Bank") each reserve the right at any time to suspend the procedure permitting redemption by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interest of other shareholders of the Money Market Fund. Shareholders who arrange to have checkwriting privileges will be subject to the rules and regulations of the Bank pertaining to this checkwriting privilege as amended from time to time. The applicable rules and regulations will be made available by the Bank upon request when a shareholder establishes checkwriting privileges.

INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

      Generally, shareholders may exchange their Class A shares of a Fund for Class A shares of another MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request. However, where a shareholder seeks to exchange Class A shares of the Money Market Fund for Class A shares of another MainStay Fund that are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange unless the shareholder has previously paid a sales charge with respect to such shares.

      Shares of a Fund that are subject to a contingent deferred sales charge may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a contingent deferred sales charge; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned shares prior to redemption or repurchase in order to determine the applicable contingent deferred sales charge, if any, shares will be deemed to have been held from the date of original purchase of the shares, regardless of exchanges of those shares into the Money Market Fund from another MainStay Fund, the applicable contingent deferred sales charge will be assessed when the shares are redeemed from the Money Market Fund even though the Money Market Fund does not otherwise assess a contingent deferred sales charge on redemptions. Class B and Class C shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, will be subject to the contingent deferred sales charge when ultimately redeemed or repurchased without purchasing shares of another MainStay Fund. In addition, if shares of a Fund that are subject to a contingent deferred sales charge are exchanged into shares of the Money Market Fund, the holding period for purposes of determining the contingent deferred sales charge (and conversion into Class A shares with respect to Class B shares) stops until the shares are exchanged back into shares of another MainStay Fund.


      In times when the volume of telephone exchanges is heavy, additional phone lines will be added by MainStay Investments. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MainStay Investments to make a telephone exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. numbers. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. numbers. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. numbers only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the NYSE is closed or trading on the NYSE is restricted or the SEC deems an emergency to exist.


      It is the policy of the Trust to discourage frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, except for systematic exchanges, exchanges processed via MainStay's automated system and as to certain accounts for which tracking data is not available, after five exchanges per calendar year a $10 fee will be imposed on each trade date on which a shareholder makes an exchange and additional exchange requests may be denied.

      For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See "Understand the Tax Consequences" for information concerning the federal income tax treatment of a disposition of shares.

      The exchange privilege may be modified or withdrawn at any time upon prior notice.

DISTRIBUTIONS AND REDEMPTIONS FOR EQUITY INDEX FUND

      For the Equity Index Fund, Distributions will be paid in additional shares based on the NAV at the close of business on the payment date of the distribution, unless the shareholder elects to receive such distributions in cash. Receipt of dividends in cash by a shareholder will have the effect of reducing the number of Guaranteed Shares held by that shareholder, and, therefore, the value of the Guarantee to that shareholder. If, however, the Fund pays a dividend in cash to all shareholders for the purpose of assuring the Fund's compliance with applicable provisions of the Code, any such amounts paid in cash will reduce the Guaranteed Amount applicable to each Guaranteed Share in the amount of the dividend paid.

      For shareholder convenience in monitoring the number and value of a shareholder's Guaranteed Shares, the Fund currently intends, through reverse share splits, to combine any additional shares received by a shareholder as dividends and distributions from the Fund with each originally purchased share of the Fund to which such dividends and distributions relate, so that a Guaranteed Share of the Fund will mean a single share of the Fund as purchased and include in its NAV the value of all dividends and distributions attributable to such originally purchased share and paid up to that point in time. Following a reverse share split, a shareholder who has elected to reinvest dividends and distributions from the Fund will hold the same number of Guaranteed Shares in the Fund as the shareholder held prior to the reverse share split, but each share will have a higher NAV (reflecting the added value of the dividends paid). Shareholders who elect to receive their dividends and distributions from the Fund in cash will, following a reverse share split, own fewer Guaranteed Shares of the Fund, but those shares will have the same higher per share NAV as all other Fund shares. IN EITHER CASE, THE OVERALL VALUE OF A SHAREHOLDER'S INVESTMENT IN THE FUND WILL BE UNAFFECTED BY A REVERSE SHARE SPLIT. If reverse share splits are not authorized, a Guaranteed Share shall mean, on a given date, that number of shares of the Fund that a shareholder would hold on that date if he had bought a single share and then held it, plus all shares issued as dividends and distributions attributable to such share through the Guarantee Date. This single share and all other shares issued through the reinvestment of any dividends and distributions attributable to such share will be treated as a single unit to which the Guaranteed Amount will apply as described above for a Guaranteed Share. Shareholders who elect to receive dividends and distributions in cash would hold fewer shares of the Fund and, consequently, fewer units as to which the Guaranteed Amount would apply. Equity Index Fund shares may be redeemed by shareholders prior to their Guaranteed Date. However, any such redeemed shares will lose the benefit of the Guarantee. Redemptions will be made of shares held by the shareholder for the longest period of time. For more information regarding the redemption procedures for the Equity Index Fund, see "Additional Information About Certain Funds -- The Equity Index Fund Guarantee."

      Within seven days after acceptance of a redemption request, the Equity Index Fund is required to make payment of the NAV of the shares on the date the order was received in proper form, except that where a request is made at least 30 days prior to a dividend or distribution record date to redeem the dividend shares immediately upon issuance (to effectively receive the dividend in cash), redemption and payment will occur at that time.

                          TAX-DEFERRED RETIREMENT PLANS

         CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(K) FOR
                   CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

      Shares of a Fund, except the Tax Free Bond Fund, may also be purchased as an investment under a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds, except the Tax Free Bond Fund, may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. NYLIFE Distributors does not sponsor or administer such qualified plans at this time.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

      Shares of a Fund, except the Tax Free Bond Fund, may also be purchased as an underlying investment for an IRA made available by NYLIFE Distributors. Two types of IRAs are available -- a traditional IRA and the Roth IRA. MainStay also offers the Coverdell Education Savings Account.

      TRADITIONAL IRAs. An individual may contribute as much as $4,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse. The maximum deduction allowed for a contribution to a spousal IRA is the lesser of
(1) $4,000, or (2) the sum of (i) the compensation includible in the working spouse's gross income plus (ii) any compensation includible in the gross income of the nonworking spouse, reduced by the amount of the deduction taken by the working spouse. The maximum deduction for an IRA contribution by a married couple is $8,000. The maximum deduction for an IRA contribution (including catch-up contributions discussed below) by an individual over 50 is $,5000 and by a married couple is $10,000.

      Eligible individuals age 50 and older may make additional contributions to their traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000 for 2006 and beyond.

      An individual who has not attained age 70-1/2 may make a contribution to a traditional IRA that is deductible for federal income tax purposes. For the 2005 tax year, a contribution is deductible only if the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($70,000-$80,000 for married individuals filing a joint return and $50,000 - $60,000 for single filers). In addition, a married individual may make a deductible IRA contribution even though the individual's spouse is an active participant in a qualified employer's retirement plan, subject to a phase-out for adjusted gross income between $150,000 - $160,000 ($0 - $10,000 for non-participant spouses filing a separate return). However, an individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year. The deductibility of IRA contributions under state law varies from state to state.

      Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time home buyer expenses or withdrawals used to pay "qualified higher education expenses" of the taxpayer or his or her spouse, child or grandchild. There are also special rules governing when IRA distributions must begin and the minimum amount of such distributions; failure to comply with these rules can result in the imposition of an excise tax.

      ROTH IRAs. Roth IRAs are a form of individual retirement account that feature nondeductible contributions that may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. The Roth IRA, like the traditional IRA, is subject to a $4,000 ($8,000 for a married couple, $5,000 for individuals over age 50, and $10,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59-1/2; (2) made after the individual's death;
(3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to the same excise tax described above with respect to traditional IRAs. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required distribution rules after the death of the account owner.

      Eligible individuals age 50 and older may make additional contributions to their Roth IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000 for 2006 and beyond.

      COVERDELL EDUCATION SAVINGS ACCOUNTS. A taxpayer may make nondeductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. The maximum contribution is phased out for taxpayers with adjusted gross income between $95,000 and $110,000 ($190,000 - $220,000 if married filing jointly).
Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and subject to a penalty tax upon distribution.

      All income and capital gains deriving from IRA investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Coverdell Education Savings Account combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

403(B)(7) TAX SHELTERED ACCOUNT

      Shares of a Fund, except the Tax Free Bond Fund, may also be purchased as the underlying investment for tax sheltered custodial accounts (403(b)(7) TSA plans) made available by the Distributor. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b)(7) TSA plan.

GENERAL INFORMATION

      Shares of a Fund, except the Tax Free Bond Fund, may also be a permitted investment under profit sharing, pension, and other retirement plans, IRAs, Coverdell Education Savings Accounts (CESAs) and tax-deferred annuities other than those offered by the Fund depending on the provisions of the relevant plan. Third-party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

      The custodial agreements and forms provided by the Funds' custodian and transfer agent designate New York Life Trust Company as custodian for IRAs, CESAs and 403(b)(7) TSA plans (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

      The federal tax laws applicable to retirement plans, IRAs, CESAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor before establishing any of the tax-deferred retirement plans described above.

Certain of the Funds have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

                                TAX INFORMATION

      The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

TAXATION OF THE FUNDS

      Each Fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

      Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

      To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer , or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income.

      If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

      The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

      The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund or taxed to the Fund during such years. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL

      Distributions of investment company taxable income, including distributions of net short-term capital gains, are characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

      Under recently enacted tax legislation, the maximum individual tax rate on income from qualified dividends is currently 15%. Each of the Funds that invest in stock will be able to designate a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60 day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate.

      If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

      A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

      Distributions by a Fund (other than the Money Market Fund) reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

      A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- THE TAX FREE BOND FUND

      The Internal Revenue Code permits the character of tax-exempt interest distributed by a regulated investment company to "flow through" as tax-exempt interest to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Internal Revenue Code. The Tax Free Bond Fund intends to satisfy the 50% requirement to permit its distributions of tax-exempt interest to be treated as such for regular Federal income tax purposes in the hands of its shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the Tax Free Bond Funds will be eligible for the deduction for dividends received by corporations.

      Although a significant portion of the distributions by the Tax Free Bond Fund generally is expected to be exempt from federal taxes, the Fund may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular Federal income tax will constitute taxable income to the Fund. Taxable income or gain may also arise from securities lending transactions, repurchase agreements and options and futures transactions. Accordingly, it is possible that a significant portion of the distributions of the Fund will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.

      In addition, as discussed below, a sale of shares in the Fund (including a redemption of such shares and an exchange of shares between two mutual funds) will be a taxable event, and may result in a taxable gain or loss to a shareholder. Shareholders should be aware that redeeming shares of the Fund after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

      Exempt-interest dividends from the Tax Free Bond Fund, ordinary dividends from the Tax Free Funds, if any, capital gains distributions from the Tax Free Bond Fund and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Fund's tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.

      Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual or corporate shareholders to liability (or increased liability) for the alternative minimum tax. In addition, because a portion of the difference between adjusted current earnings, as defined in the Internal Revenue Code, and alternative minimum taxable income is an addition to the alternative minimum tax base, all distributions derived from interest which is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to or increase their liability for the alternative minimum tax.

      Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Tax Free Bond Fund, the Subadvisor and its affiliates, and the Fund's counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

      Due to the lack of adequate supply of certain types of tax-exempt obligations, and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from taxable income under Internal Revenue Code section 103. While the Fund may invest in such instruments, it does not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were the Fund to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately were determined to be taxable, the Fund might have invested more than 20% of its assets in taxable instruments. In addition, it is possible in such circumstances that the Fund will not have met the 50% investment threshold, described above, necessary for it to pay exempt-interest dividends.

      Section 147(a) of the Internal Revenue Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the portfolio of the Tax Free Bond Fund has been made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund since the acquisition of shares of the Tax Free Bond Fund may result in adverse tax consequences to them.

FEDERAL INCOME TAX CAPITAL LOSS CARRYFORWARDS

      A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of October 31, 2005, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

FUND                                              YEAR EXPIRES            CAPITAL LOSS CARRYFORWARDS
-------------------------                         ------------            --------------------------
Capital Appreciation Fund                             2009                      $  23,983
                                                      2010                        104,708
                                                      2011                         49,074
                                                      2012                         60,521

Common Stock Fund                                     2010                      $  11,364
                                                      2011                          2,355

Convertible Fund                                      2010                      $  41,599
                                                      2011                          5,003

Diversified Income Fund                               2008                      $   1,293
                                                      2009                            864
                                                      2010                          1,161
                                                      2011                            523

Equity Index Fund*                                    2010                      $  89,854
                                                      2011                         29,198
                                                      2012                          3,294

Global High Income Fund                               2007                       $    512
                                                      2008                            337
                                                      2012                            309
                                                      2013                            102

Government Fund                                       2007                      $  29,405
                                                      2008                          6,930
                                                      2012                          3,458

High Yield Corporate Bond Fund                        2009                      $ 122,690
                                                      2010                        169,119
                                                      2011                        306,034

International Equity Fund                              N/A                            N/A

FUND                                              YEAR EXPIRES            CAPITAL LOSS CARRYFORWARDS
-------------------------                         ------------            --------------------------
Large Cap Growth Fund                                 2007                      $   9,625
                                                      2008                         99,425
                                                      2009                         53,277
                                                      2010                          5,418
                                                      2013                          1,157

MAP Fund                                               N/A                            N/A

Mid Cap Growth Fund                                   2011                      $   2,605

Mid Cap Value Fund                                     N/A                            N/A

Money Market Fund                                     2013                      $       5

Small Cap Growth Fund                                 2009                      $ 108,332
                                                      2010                         40,252
                                                      2011                          2,925

Small Cap Value Fund                                   N/A                            N/A

Tax Free Bond Fund                                    2007                      $   7,997
                                                      2008                         15,453
                                                      2011                          8,117
                                                      2012                            478

Total Return Fund                                      N/A                            N/A

Value Fund                                             N/A                            N/A

*  As of November 30, 2004

DISPOSITIONS OF FUND SHARES

      Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of a Fund are capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

      A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

      Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

FOREIGN CURRENCY GAINS AND LOSSES

      Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

DISCOUNT

      Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest. Certain bonds purchased by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

      In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

      Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

      Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized.

      Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold.

      Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

      A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

      The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

      Regarding the Tax Free Bond Fund, gains from certain transactions, including, for example, transactions in options, futures, and other instruments, and from obligations the interest on which is not exempt from Federal income tax, will be taxable income to those Funds.

      The Diversified Income Fund and International Equity Fund may engage in swap transactions. The tax treatment of swap agreements is not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might challenge such treatment. If such a challenge were successful, status of a Fund as a regulated investment company might be affected. The Funds intend to monitor developments in this area.

FOREIGN TAXES

      Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. Since the percentage of each Fund's total assets (with the exception of the International Equity Fund and possibly the Global High Income Fund) which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

      The International Equity Fund and the Global High Income Fund may qualify for and make the election permitted under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate
(a) the shareholder's portion of the foreign taxes paid to each such country and
(b) the portion of the dividend which represents income derived from sources within each such country.

      The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Code, including a holding period requirement with respect to Fund shares. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from a Fund. In addition, the foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals. If a Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by a Fund will be treated as United States source income.

      It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

      The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

PASSIVE FOREIGN INVESTMENT COMPANIES

      Certain of the Funds may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

      Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

      Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

TAX REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

      All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest. Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

      Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the Money Market Fund), except in the case of certain exempt shareholders.

      Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions, including, in the case of the Tax Free Bond Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and in, the case of the Tax Free Bond Fund, the source on a state-by-state basis of all distributions.

      Under the backup withholding provisions of the Code, all taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax at the rate of 28% in the case of nonexempt shareholders in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

STATE AND LOCAL TAXES

      Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation.

      Shareholders of the Tax Free Bond Fund may be subject to state and local taxes on distributions from the Fund, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from the Fund derived from interest on obligations issued by the U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax advisor to determine the tax status of distributions from the Fund in his or her own state and locality.

FOREIGN SHAREHOLDERS

      The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). An investment in a Fund may also result in the imposition of U.S. estate tax with respect to such investment.

ADDITIONAL INFORMATION REGARDING THE EQUITY INDEX FUND

      The Equity Index Fund believes the following is a reasonable construction of the federal tax rules applicable to treatment of the Guarantee for federal income tax purposes. However, since these rules are subject to differing interpretations, investors should consult their tax advisors regarding their investment in the Equity Index Fund.

      Receipt of amounts pursuant to the Guarantee should be treated as a payment by NYLIFE in the nature of insurance rather than a distribution from the Equity Index Fund. As such, the payments will not be eligible for the dividends received deduction available to corporations and will also not be eligible for treatment as a qualified dividend by individual shareholders. The Equity Index Fund believes that recipients may treat receipt of the proceeds as reimbursement for the loss of the value of their Fund's shares and reduce the basis of their Fund shares in the amount of the guarantee payment rather than treating the payment as gross income.'

      Shareholders of the Equity Index Fund may have to allocate the amount paid for their Fund shares between the Guarantee and the shares acquired in determining the tax basis of their Fund shares for purposes of determining gain or loss on sale, redemption, or other disposition of those shares.

      It is anticipated that capital gain or loss from the disposition of shares will be eligible for treatment as long-term or short-term capital gain or loss depending upon the shareholder's actual holding period for the shares. Investors should be aware that, under IRS regulations, as a result of the Guarantee, a shareholder's holding period for shares in the Equity Index Fund might be deemed not to commence until the Guarantee is paid or expires. In that event, the capital gain or loss on the disposition of Fund shares would be short-term capital gain or loss until such time as the shares have been held continuously by the shareholder for the requisite long-term holding period (currently more than one year for federal income tax purposes) after the expiration or payment of the Guarantee. The holding period for shares received from reinvestment of dividends and distributing will commence no earlier than the reinvestment date, but could be delayed as described previously in this paragraph as a result of the Guarantee.

                                OTHER INFORMATION

ORGANIZATION AND CAPITALIZATION

      The Funds are separate series of the Trust, an open-end investment company established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 9, 1986, as amended. The Tax Free Bond Fund was originally formed as the MacKay-Shields MainStay Tax Free Bond Fund pursuant to a Declaration of Trust on January 9, 1986 and became a series of the Trust pursuant to a reorganization that occurred on May 29, 1987. The Total Return Fund commenced operations on December 29, 1987. The Equity Index Fund commenced operations on December 20, 1990. The International Equity Fund commenced operations on September 13, 1994. The Strategic Income Fund commenced operations on February 28 and October 22, 1997, respectively. The Strategic Income Fund was renamed the Diversified Income Fund effective January 1, 2004. The Small Cap Value Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund commenced operations on June 1, 1998. Effective January 1, 2004, the Equity Income Fund, Growth Opportunities Fund and Global High Yield Fund were renamed the Mid Cap Value Fund, Common Stock Fund and Global High Income Fund, respectively. The MAP Fund was originally formed as the Mutual Benefit Fund, a Delaware corporation. The Fund was renamed the MAP-Equity Fund in 1995. The shareholders of the MAP-Equity Fund approved an Agreement and Plan of Reorganization at their June 3, 1999 meeting, and the MAP-Equity Fund was reorganized as the MainStay MAP Fund-Class I shares on June 9, 1999. The Fund was renamed the MAP Fund effective June 10, 2002. The Mid Cap Growth Fund was formed pursuant to an Establishment and Designation of Series on December 11, 2000. The Large Cap Growth Fund, which commenced operations on April 1, 2005, was established in connection with an Agreement and Plan of Reorganization pursuant to which the FMI Winslow Growth Fund, a series of FMI Mutual Funds, Inc. (the "Winslow Fund") was reorganized with and into the Fund effective March 31, 2005 ("Reorganization"). As a result of the Reorganization, shares of the Winslow Fund were designated as Class A shares of the Fund and the Fund adopted the Winslow Fund's performance and financial history. The organizational expenses of each Fund (except the MAP Fund) will be amortized and deferred over a period not to exceed 60 months. The Declaration of Trust and By-laws authorize the Trustees to establish additional series or "Funds" as well as additional classes of shares.

VOTING RIGHTS

      Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY

      Under certain circumstances, shareholders of the Funds may be held personally liable as partners under Massachusetts law for obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REGISTRATION STATEMENT

      This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act, as amended with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

      Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as the Trust's independent registered public accounting firm. The Funds' Annual Reports, which are incorporated by reference in this SAI, have been so incorporated in reliance on the reports of KPMG LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. In addition, KPMG LLP examines the financial statements of the Funds and provides other audit, tax, and related services as pre-approved by the Audit and Compliance Committee.

TRANSFER AGENT

      NYLIM Service Company, LLC ("NYLIM SC"), an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for The MainStay Funds. NYLIM SC has its principal office and place of business at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. Pursuant to its Amended and Restated Transfer Agency and Service Agreement dated August 1, 2002 with the Trust, NYLIM SC provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Trust pays NYLIM SC fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by NYLIM SC. NYLIM SC has entered into a Sub-Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS") located at 66 Brooks Drive, Braintree, Massachusetts 02184-3839 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services.

      Transfer agent fees and expenses are charged to the Funds based on the number of accounts being serviced. Although the fees and expenses charged on this basis are generally in line with the average of other fund complexes, certain Funds or Classes have smaller average account sizes than the mutual fund industry average. As a result, when expressed as a percentage of assets, the transfer agent fees and expenses and gross total operating expenses of those Funds or Classes are relatively higher. The Trust may, from time to time, consider and implement measures intended to increase average shareholder account size and/or reduce the Trust's transfer agent fees and expenses.

CUSTODIAN

      Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116, is custodian of cash and securities of the Funds of the Trust and has subcustodial agreements for holding such Funds' foreign assets.

LEGAL COUNSEL

      Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS

      As of January 31, 2006, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds. The following table sets forth information concerning beneficial and record ownership, as of January 31, 2006, of the Funds' shares by each person who beneficially or of record owned more than 5% of the voting securities of any Fund. The table also sets forth information concerning beneficial and record ownership, as of January 31, 2006 of the Funds' shares by each person who beneficially or of record owned more than 25% of the voting securities of any Fund.

                                                                                             BENEFICIAL SHARES   PERCENTAGE OF
   FUND NAME AND CLASS                SHAREHOLDER NAME AND ADDRESS                                  OWNED           CLASS (%)
---------------------------    ------------------------------------------------------        -----------------   -------------
MAINSTAY CAPITAL               CITIGROUP GLOBAL MARKETS INC                                        46,369.9300         18.47%
APPRECIATION FUND              HOUSE ACCOUNT
CLASS C                        ATTN PETER BOOTH 7TH FLOOR
                               333 W 34TH ST
                               NEW YORK NY  10001-2402

MAINSTAY CAPITAL               MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE              34,896.4910         13.90%
APPRECIATION FUND              BENEFIT OF ITS CUSTOMERS
CLASS C                        ATTN: FUND ADMINISTRATION
                               4800 DEER LAKE DRIVE EAST  3RD FL
                               JACKSONVILLE FL  32246-6484

MAINSTAY CAPITAL               NYLIFE DISTRIBUTORS INC                                                 35.1120        100.00%
APPRECIATION FUND              AL LEIER - CVP
CLASS I                        AUDIT ACCOUNT
                               169 LACKAWANNA AVE
                               PARSIPPANY NJ  07054-1007

MAINSTAY COMMON STOCK FUND     THERESA  COLLINS  USUFRUCT                                          11,938.1960          5.29%
CLASS C                        JAMES N COLLINS & GENE M COLLINS
                               KAREN T COLLINS & JOHN W COLLINS
                               4006 WALNUT DR
                               NEW IBERIA LA  70563-3342

MAINSTAY COMMON STOCK FUND     NEW YORK LIFE INSURANCE COMPANY                                  1,009,683.7330         27.62%
CLASS A                        ATTN THOMAS MAHON ROOM 201
                               51 MADISON AVENUE
                               NEW YORK NY  10010-1603

MAINSTAY COMMON STOCK FUND     NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS                        438,986.2440         12.01%
CLASS A                        169 LACKAWANNA AVE
                               PARSIPPANY NJ  07054-1007

MAINSTAY COMMON STOCK FUND     MAINSTAY MODERATE GROWTH ALLOC FUND                              1,169,305.6660         17.76%
CLASS I                        C/O TONY ELAVIA
                               470 PARK AVE S RM VM
                               NEW YORK NY  10016-6819

MAINSTAY COMMON STOCK FUND     MAINSTAY CONSERV ALLOCATION FUND                                   409,670.8420          6.22%
CLASS I                        C/O TONY ELAVIA
                               470 PARK AVE S RM VM
                               NEW YORK NY  10016-6819

MAINSTAY COMMON STOCK FUND     MAINSTAY MODERATE ALLOCATION FUND                                1,068,461.1260         16.23%
CLASS I                        C/O TONY ELAVIA
                               470 PARK AVE S RM VM
                               NEW YORK NY  10016-6819

MAINSTAY COMMON STOCK FUND     MAINSTAY GROWTH ALLOCATION FUND                                    477,481.2260          7.25%
CLASS I                        C/O TONY ELAVIA
                               470 PARK AVE S RM VM
                               NEW YORK NY  10016-6819

                                                                                             BENEFICIAL SHARES   PERCENTAGE OF
   FUND NAME AND CLASS                SHAREHOLDER NAME AND ADDRESS                                  OWNED           CLASS (%)
---------------------------    ------------------------------------------------------        -----------------   -------------
MAINSTAY COMMON STOCK FUND     EVERGREEN INVESTMENT SERVICES, INC                                 904,565.5430         13.74%
CLASS I                        THE CONSERVATIVE PORTFOLIO -
                               COLLEGESENSE-WI4E
                               C/O JIM HALL
                               18TH FLOOR
                               200 BERKELEY STREET
                               BOSTON MA  02116-5022

MAINSTAY COMMON STOCK FUND     EVERGREEN INVESTMENT SERVICES, INC                               1,056,048.6990         16.04%
CLASS I                        THE MODERATE PORTFOLIO -
                               COLLEGESENSE-WI4D
                               C/O JIM HALL
                               18TH FLOOR
                               200 BERKELEY STREET
                               BOSTON MA  02116-5022

MAINSTAY COMMON STOCK FUND     EVERGREEN INVESTMENT SERVICES, INC                                 575,389.4700          8.74%
CLASS I                        THE MODERATELY AGGRESSIVE PORTFOLIO -
                               COLLEGESENSE-WI4B
                               C/O JIM HALL
                               18TH FLOOR
                               200 BERKELEY STREET
                               BOSTON MA  02116-5022

MAINSTAY COMMON STOCK FUND     EVERGREEN INVESTMENT SERVICES, INC                                 734,926.2160         11.16%
CLASS I                        THE AGGRESSIVE PORTFOLIO -
                               COLLEGESENSE-WI3A
                               C/O JIM HALL
                               18TH FLOOR
                               200 BERKELEY STREET
                               BOSTON MA  02116-5022

MAINSTAY CONVERTIBLE FUND      CITIGROUP GLOBAL MARKETS INC                                       707,398.3530          7.08%
CLASS B                        HOUSE ACCOUNT
                               ATTN PETER BOOTH 7TH FLOOR
                               333 W 34TH ST
                               NEW YORK NY  10001-2402

MAINSTAY CONVERTIBLE FUND      CITIGROUP GLOBAL MARKETS INC                                       142,917.3590          8.13%
CLASS C                        HOUSE ACCOUNT
                               ATTN PETER BOOTH 7TH FLOOR
                               333 W 34TH ST
                               NEW YORK NY  10001-2402

MAINSTAY CONVERTIBLE FUND      MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE             297,955.0240         16.95%
CLASS C                        BENEFIT OF ITS CUSTOMERS
                               ATTN: FUND ADMINISTRATION
                               4800 DEER LAKE DRIVE EAST  3RD FL
                               JACKSONVILLE FL  32246-6484

MAINSTAY CONVERTIBLE FUND      CITIGROUP GLOBAL MARKETS INC                                     2,181,210.6390          8.63%
CLASS A                        HOUSE ACCOUNT
                               ATTN PETER BOOTH 7TH FLOOR
                               333 W 34TH ST
                               NEW YORK NY  10001-2402

MAINSTAY DIVERSIFIED INCOME    NYLIFE DISTRIBUTORS INC                                            875,894.5420         11.97%
FUND                           ATTN AL LEIER
CLASS A                        169 LACKAWANNA AVE
                               PARSIPPANY NJ  07054-1007

MAINSTAY DIVERSIFIED INCOME    MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE             179,507.1600         11.57%
FUND                           BENEFIT OF ITS CUSTOMERS
CLASS C                        ATTN: FUND ADMINISTRATION
                               4800 DEER LAKE DRIVE EAST  3RD FL
                               JACKSONVILLE FL  32246-6484

MAINSTAY DIVERSIFIED INCOME    NEW YORK LIFE TRUST CO                                               1,888.7570          6.52%
FUND                           CUST FOR THE IRA OF
CLASS I                        PAUL STEIGER
                               8351 DUOMO CIR
                               BOYNTON BEACH FL  33437-7131

MAINSTAY DIVERSIFIED INCOME    NEW YORK LIFE TRUST COMPANY                                          3,177.5480         10.97%
FUND                           CUST FOR THE IRA OF
CLASS I                        OLLIE CHRISTENE EDWARDS (POA)
                               FBO DONALD R EDWARDS
                               5606 NASHVILLE AVE
                               LUBBOCK TX  79413-4642

MAINSTAY DIVERSIFIED INCOME    NEW YORK LIFE TRUST CO                                               4,794.0180         16.54%
FUND                           CUST FOR THE IRA OF
CLASS I                        FBO DOLORES R NEUREITER
                               323 E RIDGEWOOD AVE
                               RIDGEWOOD NJ  07450-3301

                                                                                             BENEFICIAL SHARES   PERCENTAGE OF
     FUND NAME AND CLASS               SHAREHOLDER NAME AND ADDRESS                                 OWNED           CLASS (%)
-----------------------------  ------------------------------------------------------        -----------------   -------------
MAINSTAY DIVERSIFIED INCOME    NEW YORK LIFE TRUST COMPANY                                          2,553.8880          8.81%
FUND                           CUST FOR THE IRA OF
CLASS I                        LILLIAN FARHI
                               JOSEPH FARHI POA
                               1330 212TH ST
                               BAYSIDE NY  11360-1112

MAINSTAY DIVERSIFIED INCOME    NORTH EAST MEDICAL SERVICES                                         10,351.5530         35.72%
FUND                           PROFIT SHARING PLAN
CLASS I                        C/O LINDA BIEN
                               1520 STOCKTON STREET
                               SAN FRANCISCO CA  94133-3354

MAINSTAY EQUITY INDEX FUND     CITIGROUP GLOBAL MARKETS INC                                       780,212.0010          6.16%
CLASS A                        HOUSE ACCOUNT
                               ATTN PETER BOOTH 7TH FLOOR
                               333 W 34TH ST
                               NEW YORK NY  10001-2402

MAINSTAY GLOBAL HIGH INCOME    CITIGROUP GLOBAL MARKETS INC                                       285,367.3560         10.40%
FUND                           HOUSE ACCOUNT
CLASS C                        ATTN PETER BOOTH 7TH FLOOR
                               333 W 34TH ST
                               NEW YORK NY  10001-2402

MAINSTAY GLOBAL HIGH INCOME    MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE             296,084.5400         10.79%
FUND                           BENEFIT OF ITS CUSTOMERS
CLASS C                        ATTN: FUND ADMINISTRATION
                               4800 DEER LAKE DRIVE EAST  3RD FL
                               JACKSONVILLE FL  32246-6484

MAINSTAY GLOBAL HIGH INCOME    NEW YORK LIFE INSURANCE COMPANY                                    999,216.7100         10.27%
FUND                           ATTN THOMAS MAHON ROOM 201
CLASS A                        51 MADISON AVENUE
                               NEW YORK NY  10010-1603

MAINSTAY GLOBAL HIGH INCOME    NYLIFE DISTRIBUTORS INC                                            596,413.9900          6.13%
FUND                           ATTN AL LEIER
CLASS A                        169 LACKAWANNA AVE
                               PARSIPPANY NJ  07054-1007

MAINSTAY GLOBAL HIGH INCOME    CITIGROUP GLOBAL MARKETS INC                                       205,194.2580          5.36%
FUND                           HOUSE ACCOUNT
CLASS B                        ATTN PETER BOOTH 7TH FLOOR
                               333 W 34TH ST
                               NEW YORK NY  10001-2402

MAINSTAY GOVERNMENT FUND       SUPPLEMENTAL INCOME PLAN TRUST FUND                              3,137,312.8320          9.93%
CLASS A                        PO BOX 8338
                               BOSTON MA  02266-8338

MAINSTAY GOVERNMENT FUND       NYLIFE DISTRIBUTORS INC                                                124.2780          6.31%
CLASS I                        AL LEIER - CVP
                               AUDIT ACCOUNT
                               169 LACKAWANNA AVE
                               PARSIPPANY NJ  07054-1007

MAINSTAY GOVERNMENT FUND       NEW YORK LIFE TRUST COMPANY                                          1,760.8640         89.45%
CLASS I                        CUST FOR THE IRA OF
                               LILLIAN FARHI
                               JOSEPH FARHI POA
                               1330 212TH ST
                               BAYSIDE NY  11360-1112

MAINSTAY HIGH YIELD CORPORATE  CITIGROUP GLOBAL MARKETS INC                                    16,794,790.5170          8.15%
BOND                           HOUSE ACCOUNT
CLASS B                        ATTN PETER BOOTH 7TH FLOOR
                               333 W 34TH ST
                               NEW YORK NY  10001-2402

MAINSTAY HIGH YIELD CORPORATE  CITIGROUP GLOBAL MARKETS INC                                    10,367,654.5940         15.84%
BOND                           HOUSE ACCOUNT
CLASS C                        ATTN PETER BOOTH 7TH FLOOR
                               333 W 34TH ST
                               NEW YORK NY  10001-2402

MAINSTAY HIGH YIELD CORPORATE  MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE          10,104,910.8650         15.44%
BOND                           BENEFIT OF ITS CUSTOMERS
CLASS C                        ATTN: FUND ADMINISTRATION
                               4800 DEER LAKE DRIVE EAST  3RD FL
                               JACKSONVILLE FL  32246-6484

MAINSTAY HIGH YIELD CORPORATE  RAYMOND JAMES & ASSOC INC                                        2,687,079.7490         21.15%
BOND                           FBO HELIOS EDUCATION
CLASS I                        880 CARILLON PKWY
                               ST PETERSBURG FL  33716-1100

                                                                                             BENEFICIAL SHARES   PERCENTAGE OF
     FUND NAME AND CLASS                SHAREHOLDER NAME AND ADDRESS                                OWNED           CLASS (%)
-----------------------------  ------------------------------------------------------        -----------------   -------------
MAINSTAY HIGH YIELD CORPORATE  EVERGREEN INVESTMENT SERVICES, INC                                 792,678.3490          6.24%
BOND                           THE CONSERVATIVE PORTFOLIO - COLLEGESENSE- WI4E
CLASS I                        C/O JIM HALL
                               18TH FLOOR
                               200 BERKELEY STREET
                               BOSTON MA  02116-5022

MAINSTAY HIGH YIELD CORPORATE  EVERGREEN INVESTMENT SERVICES, INC                               1,059,666.9420          8.34%
BOND                           THE MODERATE PORTFOLIO - COLLEGESENSE- WI4D
CLASS I                        C/O JIM HALL
                               18TH FLOOR
                               200 BERKELEY STREET
                               BOSTON MA  02116-5022

MAINSTAY HIGH YIELD CORPORATE  EVERGREEN INVESTMENT SERVICES, INC                               1,159,758.1980          9.13%
BOND                           THE MODERATELY AGGRESSIVE PORTFOLIO - COLLEGESENSE-
CLASS I                        WI4B
                               C/O JIM HALL
                               18TH FLOOR
                               200 BERKELEY STREET
                               BOSTON MA  02116-5022

MAINSTAY HIGH YIELD CORPORATE  EVERGREEN INVESTMENT SERVICES, INC                               1,231,361.2720          9.69%
BOND                           THE AGGRESSIVE PORTFOLIO - COLLEGESENSE- WI3A
CLASS I                        C/O JIM HALL
                               18TH FLOOR
                               200 BERKELEY STREET
                               BOSTON MA  02116-5022

MAINSTAY HIGH YIELD CORPORATE  NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS                      1,808,546.5120         14.24%
BOND                           169 LACKAWANNA AVE
CLASS I                        PARSIPPANY NJ  07054-1007

MAINSTAY HIGH YIELD CORPORATE  MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE           1,326,271.1960         10.44%
BOND                           BENEFIT OF ITS CUSTOMERS
CLASS I                        ATTN: FUND ADMINISTRATION
                               4800 DEER LAKE DRIVE EAST  3RD FL
                               JACKSONVILLE FL  32246-6484

MAINSTAY INTERNATIONAL EQUITY  MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE             100,417.5600         10.36%
FUND                           BENEFIT OF ITS CUSTOMERS
CLASS C                        ATTN: FUND ADMINISTRATION
                               4800 DEER LAKE DRIVE EAST  3RD FL
                               JACKSONVILLE FL  32246-6484

MAINSTAY INTERNATIONAL EQUITY  CITIGROUP GLOBAL MARKETS INC                                        59,047.7840          6.09%
FUND                           HOUSE ACCOUNT
CLASS C                        ATTN PETER BOOTH 7TH FLOOR
                               333 W 34TH ST
                               NEW YORK NY  10001-2402

MAINSTAY INTERNATIONAL EQUITY  NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS                      1,262,656.0310         14.12%
FUND                           169 LACKAWANNA AVE
CLASS A                        PARSIPPANY NJ  07054-1007

MAINSTAY INTERNATIONAL EQUITY  CURRIE & CO                                                      1,061,803.3760          6.59%
FUND                           C/O FIDUCIARY TRUST CO INT'L
CLASS I                        600 5TH AVE
                               NEW YORK NY  10020-2302

MAINSTAY INTERNATIONAL EQUITY  DENGEL & CO                                                      1,612,126.8550         10.01%
FUND                           C/O FIDUCIARY TRUST CO INTL
CLASS I                        PO BOX 3199
                               NEW YORK NY  10008-3199

MAINSTAY INTERNATIONAL EQUITY  TURTLE & CO                                                        807,031.0900          5.01%
FUND                           C/O STATE STREET BANK & TRUST CO
CLASS I                        BOX 5489
                               BOSTON MA  02206-5489

MAINSTAY INTERNATIONAL EQUITY  EVERGREEN INVESTMENT SERVICES, INC                                 945,095.4570          5.87%
FUND                           THE AGGRESSIVE PORTFOLIO - COLLEGESENSE- WI3A
CLASS I                        C/O JIM HALL
                               18TH FLOOR
                               200 BERKELEY STREET
                               BOSTON MA  02116-5022

MAINSTAY INTERNATIONAL EQUITY  NEW YORK LIFE  PROGRESS-SHARING                                  1,772,306.6810         11.00%
FUND                           INVESTMENT PLAN PROGRAM
CLASS I                        C/O ANNE POLLACK
                               51 MADISON AVE RM 1305
                               NEW YORK NY  10010-1603

MAINSTAY INTERNATIONAL EQUITY  NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS                        249,210.4350         99.96%
FUND                           169 LACKAWANNA AVE
CLASS R1                       PARSIPPANY NJ  07054-1007

                                                                                             BENEFICIAL SHARES   PERCENTAGE OF
     FUND NAME AND CLASS                    SHAREHOLDER NAME AND ADDRESS                            OWNED           CLASS (%)
------------------------------   ------------------------------------------------------      -----------------   -------------
MAINSTAY INTERNATIONAL EQUITY    WATER TECHNOLOGY, INC. 401(K)                                     10,582.4410         41.26%
FUND                             CHARLES M. NEUMAN
CLASS R2                         N8205 CTY. TK. W
                                 BEAVER DAM WI  53916

MAINSTAY INTERNATIONAL EQUITY    WATER TECHNOLOGY, INC. 401(K)                                      1,440.6260          5.62%
FUND                             TERRI L. TRIMMER
CLASS R2                         W9631 ROSE CIRCLE
                                 BEAVER DAM WI  53916-9232

MAINSTAY INTERNATIONAL EQUITY    LICHTE INSURANCE AGENCY, INC MPP                                   1,383.9400          5.40%
FUND                             DONALD A LICHTE
CLASS R2                         1400 LANCER CT
                                 REEDSBURG WI  53959-1422

MAINSTAY INTERNATIONAL EQUITY    LICHTE INSURANCE AGENCY, INC MPP                                   3,884.4400         15.15%
FUND                             DONALD H LICHTE
CLASS R2                         610 N WEBB AVE
                                 REEDSBURG WI  53959-1267

MAINSTAY LARGE CAP GROWTH FUND   MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE           178,495.5750         10.51%
CLASS C                          BENEFIT OF ITS CUSTOMERS
                                 ATTN: FUND ADMINISTRATION
                                 4800 DEER LAKE DRIVE EAST  3RD FL
                                 JACKSONVILLE FL  32246-6484

MAINSTAY LARGE CAP GROWTH FUND   NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS                    3,994,252.8920         17.91%
CLASS I                          169 LACKAWANNA AVE
                                 PARSIPPANY NJ  07054-1007

MAINSTAY LARGE CAP GROWTH FUND   MAINSTAY MODERATE GROWTH ALLOC FUND                            2,784,278.1320         12.48%
CLASS I                          C/O TONY ELAVIA
                                 470 PARK AVE S RM VM
                                 NEW YORK NY  10016-6819

MAINSTAY LARGE CAP GROWTH FUND   MAINSTAY MODERATE ALLOCATION FUND                              1,912,104.4150          8.57%
CLASS I                          C/O TONY ELAVIA
                                 470 PARK AVE S RM VM
                                 NEW YORK NY  10016-6819

MAINSTAY LARGE CAP GROWTH FUND   MAINSTAY GROWTH ALLOCATION FUND                                1,889,440.9800          8.47%
CLASS I                          C/O TONY ELAVIA
                                 470 PARK AVE S RM VM
                                 NEW YORK NY  10016-6819

MAINSTAY LARGE CAP GROWTH FUND   EVERGREEN INVESTMENT SERVICES, INC                             1,232,924.8160          5.53%
CLASS I                          THE CUSTOM CHOICE EQUITY FUNDS PORTFOLIO - COLLEGE
                                 SENSE  WI4G
                                 C/O JIM HALL
                                 18TH FLOOR
                                 200 BERKELEY STREET
                                 BOSTON MA  02116-5022

MAINSTAY LARGE CAP GROWTH FUND   EVERGREEN INVESTMENT SERVICES, INC                             2,317,614.6690         10.39%
CLASS I                          THE MODERATELY AGGRESSIVE PORTFOLIO - COLLEGE SENSE
                                 WI4B
                                 C/O JIM HALL
                                 18TH FLOOR
                                 200 BERKELEY STREET
                                 BOSTON MA  02116-5022

MAINSTAY LARGE CAP GROWTH FUND   EVERGREEN INVESTMENT SERVICES, INC                             1,918,551.2780          8.60%
CLASS I                          THE AGGRESSIVE PORTFOLIO - COLLEGE
                                 SENSE WI4A
                                 C/O JIM HALL
                                 18TH FLOOR
                                 200 BERKELEY STREET
                                 BOSTON MA  02116-5022

MAINSTAY LARGE CAP GROWTH FUND   CHARLES SCHWAB & COMPANY INC                                   1,918,551.2780          8.60%
CLASS I                          ATTN  MUTUAL FUND DEPT
                                 101 MONTGOMERY STREET
                                 SAN FRANCISCO CA  94104-4122

MAINSTAY LARGE CAP GROWTH FUND   NYLIFE DISTRIBUTORS INC                                              414.2930        100.00%
CLASS R1                         AL LEIER - CVP
                                 AUDIT ACCOUNT
                                 169 LACKAWANNA AVE
                                 PARSIPPANY NJ  07054-1007

MAINSTAY LARGE CAP GROWTH FUND   NYLIFE DISTRIBUTORS INC                                              414.2940        100.00%
CLASS R2                         AL LEIER - CVP
                                 AUDIT ACCOUNT
                                 169 LACKAWANNA AVE
                                 PARSIPPANY NJ  07054-1007

MAINSTAY MAP FUND                NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS                    5,257,631.5130         55.49%
CLASS I                          169 LACKAWANNA AVE
                                 PARSIPPANY NJ  07054-1007

                                                                                             BENEFICIAL SHARES   PERCENTAGE OF
   FUND NAME AND CLASS                   SHAREHOLDER NAME AND ADDRESS                               OWNED           CLASS (%)
----------------------------   ------------------------------------------------------        -----------------   -------------
MAINSTAY MAP FUND              RAYMOND JAMES & ASSOC INC                                          578,810.7680          6.11%
CLASS I                        FBO HELIOS EDUCATION
                               880 CARILLON PKWY
                               ST PETERSBURG FL  33716-1100

MAINSTAY MAP FUND              NEW YORK LIFE  PROGRESS-SHARING INVESTMENT PLAN PROGRAM          1,522,493.1590         16.07%
CLASS I                        C/O LYNNE M COHN
                               51 MADISON AVE RM 513
                               NEW YORK NY  10010-1603

MAINSTAY MAP FUND              MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE             966,152.3670          7.34%
CLASS A                        BENEFIT OF ITS CUSTOMERS
                               ATTN: FUND ADMINISTRATION
                               4800 DEER LAKE DRIVE EAST  3RD FL
                               JACKSONVILLE FL  32246-6484

MAINSTAY MAP FUND              CITIGROUP GLOBAL MARKETS INC                                       905,498.3650         14.85%
CLASS C                        HOUSE ACCOUNT
                               ATTN PETER BOOTH 7TH FLOOR
                               333 W 34TH ST
                               NEW YORK NY  10001-2402

MAINSTAY MAP FUND              MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE           1,053,222.6980         17.28%
CLASS C                        BENEFIT OF ITS CUSTOMERS
                               ATTN: FUND ADMINISTRATION
                               4800 DEER LAKE DRIVE EAST  3RD FL
                               JACKSONVILLE FL  32246-6484

MAINSTAY MAP FUND              NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS                        401,043.1640         99.86%
CLASS R1                       169 LACKAWANNA AVE
                               PARSIPPANY NJ  07054-1007

MAINSTAY MAP FUND              NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS                         58,730.9560         88.53%
CLASS R2                       169 LACKAWANNA AVE
                               PARSIPPANY NJ  07054-1007

MAINSTAY MID CAP GROWTH FUND   MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE             519,382.9050          6.93%
CLASS A                        BENEFIT OF ITS CUSTOMERS
                               ATTN: FUND ADMINISTRATION
                               4800 DEER LAKE DRIVE EAST  3RD FL
                               JACKSONVILLE FL  32246-6484

MAINSTAY MID CAP GROWTH FUND   CITIGROUP GLOBAL MARKETS INC                                       228,525.6190         11.43%
CLASS C                        HOUSE ACCOUNT
                               ATTN PETER BOOTH 7TH FLOOR
                               333 W 34TH ST
                               NEW YORK NY  10001-2402

MAINSTAY MID CAP GROWTH FUND   MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE             694,413.5340         34.73%
CLASS C                        BENEFIT OF ITS CUSTOMERS
                               ATTN: FUND ADMINISTRATION
                               4800 DEER LAKE DRIVE EAST  3RD FL
                               JACKSONVILLE FL  32246-6484

MAINSTAY MID CAP GROWTH FUND   MAINSTAY MODERATE GROWTH ALLOC FUND                                228,011.9590         39.69%
CLASS I                        C/O TONY ELAVIA
                               470 PARK AVE S RM VM
                               NEW YORK NY  10016-6819

MAINSTAY MID CAP GROWTH FUND   MAINSTAY MODERATE ALLOCATION FUND                                   39,343.8460          6.85%
CLASS I                        C/O TONY ELAVIA
                               470 PARK AVE S RM VM
                               NEW YORK NY  10016-6819

MAINSTAY MID CAP GROWTH FUND   MAINSTAY CONSERV ALLOCATION FUND                                   130,571.1350         22.73%
CLASS I                        C/O TONY ELAVIA
                               470 PARK AVE S RM VM
                               NEW YORK NY  10016-6819

MAINSTAY MID CAP GROWTH FUND   MAINSTAY GROWTH ALLOCATION FUND                                    170,852.0270         29.74%
CLASS I                        C/O TONY ELAVIA
                               470 PARK AVE S RM VM
                               NEW YORK NY  10016-6819

MAINSTAY MID CAP VALUE FUND    MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE             303,595.1200         11.70%
CLASS C                        BENEFIT OF ITS CUSTOMERS
                               ATTN: FUND ADMINISTRATION
                               4800 DEER LAKE DRIVE EAST  3RD FL
                               JACKSONVILLE FL  32246-6484

MAINSTAY MID CAP VALUE FUND    CITIGROUP GLOBAL MARKETS INC                                       333,042.0980         12.84%
CLASS C                        HOUSE ACCOUNT
                               ATTN PETER BOOTH 7TH FLOOR
                               333 W 34TH ST
                               NEW YORK NY  10001-2402

                                                                                             BENEFICIAL SHARES   PERCENTAGE OF
   FUND NAME AND CLASS                    SHAREHOLDER NAME AND ADDRESS                              OWNED           CLASS (%)
-----------------------------   ------------------------------------------------------       -----------------   -------------
MAINSTAY MID CAP VALUE FUND     PATTIE A CLAY INFIRMARY                                            35,639.7030         98.02%
CLASS I                         ASSOCIATION INC
                                C/O ROBERT J HUDSON
                                EASTERN BY-PASS
                                PO BOX 1600
                                RICHMOND KY  40476-2603

MAINSTAY MID CAP VALUE FUND     NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS                        68,210.6860         99.89%
CLASS R1                        169 LACKAWANNA AVE
                                PARSIPPANY NJ  07054-1007

MAINSTAY MID CAP VALUE FUND     NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS                        93,754.8770         44.49%
CLASS R2                        169 LACKAWANNA AVE
                                PARSIPPANY NJ  07054-1007

MAINSTAY MONEY MARKET FUND      NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS                    11,667,864.2400          5.41%
CLASS A                         169 LACKAWANNA AVE
                                PARSIPPANY NJ  07054-1007

MAINSTAY SMALL CAP VALUE FUND   CITIGROUP GLOBAL MARKETS INC                                       62,147.6210          6.73%
CLASS C                         HOUSE ACCOUNT
                                ATTN PETER BOOTH 7TH FLOOR
                                333 W 34TH ST
                                NEW YORK NY  10001-2402

MAINSTAY SMALL CAP VALUE FUND   MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE            192,637.0170         20.86%
CLASS C                         BENEFIT OF ITS CUSTOMERS
                                ATTN: FUND ADMINISTRATION
                                4800 DEER LAKE DRIVE EAST  3RD FL
                                JACKSONVILLE FL  32246-6484

MAINSTAY SMALL CAP VALUE FUND   NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS                       414,903.0470          9.36%
CLASS A                         169 LACKAWANNA AVE
                                PARSIPPANY NJ  07054-1007

MAINSTAY SMALL CAP VALUE FUND   MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE            417,993.0780          9.43%
CLASS A                         BENEFIT OF ITS CUSTOMERS
                                ATTN: FUND ADMINISTRATION
                                4800 DEER LAKE DRIVE EAST  3RD FL
                                JACKSONVILLE FL  32246-6484

MAINSTAY SMALL CAP VALUE FUND   EVERGREEN INVESTMENT SERVICES, INC                                228,723.1030         13.64%
CLASS I                         THE CUSTOM CHOICE EQUITY FUNDS
                                PORTFOLIO-COLLEGESENSE-WI4G
                                C/O JIM HALL
                                18TH FLOOR
                                200 BERKELEY STREET
                                BOSTON MA  02116-5022

MAINSTAY SMALL CAP VALUE FUND   EVERGREEN INVESTMENT SERVICES, INC                                147,797.7660          8.82%
CLASS I                         THE CONSERVATIVE PORTFOLIO -
                                COLLEGESENSE-WI4E
                                C/O JIM HALL
                                18TH FLOOR
                                200 BERKELEY STREET
                                BOSTON MA  02116-5022

MAINSTAY SMALL CAP VALUE FUND   EVERGREEN INVESTMENT SERVICES, INC                                295,558.1060         17.63%
CLASS I                         THE MODERATELY AGGRESSIVE PORTFOLIO -
                                COLLEGESENSE-WI4B
                                C/O JIM HALL
                                18TH FLOOR
                                200 BERKELEY STREET
                                BOSTON MA  02116-5022

MAINSTAY SMALL CAP VALUE FUND   EVERGREEN INVESTMENT SERVICES, INC                                431,742.6710         25.75%
CLASS I                         THE MODERATE PORTFOLIO -
                                COLLEGESENSE-WI4D
                                C/O JIM HALL
                                18TH FLOOR
                                200 BERKELEY STREET
                                BOSTON MA  02116-5022

MAINSTAY SMALL CAP VALUE FUND   EVERGREEN INVESTMENT SERVICES, INC                                572,502.5990         34.15%
CLASS I                         THE AGGRESSIVE PORTFOLIO -
                                COLLEGESENSE-WI3A
                                C/O JIM HALL
                                18TH FLOOR
                                200 BERKELEY STREET
                                BOSTON MA  02116-5022

MAINSTAY TAX FREE BOND FUND     NFS LLC FEBO R LOCKE BELL                                          34,580.6180          5.36%
CLASS C                         PO BOX 481
                                GASTONIA NC  28053-0481

                                                                                             BENEFICIAL SHARES   PERCENTAGE OF
   FUND NAME AND CLASS                    SHAREHOLDER NAME AND ADDRESS                              OWNED           CLASS (%)
---------------------------    ------------------------------------------------------        -----------------   -------------
MAINSTAY TAX FREE BOND FUND    MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE             102,669.4480         15.91%
CLASS C                        BENEFIT OF ITS CUSTOMERS
                               ATTN: FUND ADMINISTRATION
                               4800 DEER LAKE DRIVE EAST  3RD FL
                               JACKSONVILLE FL  32246-6484

MAINSTAY TOTAL RETURN FUND     CITIGROUP GLOBAL MARKETS INC                                        59,820.6030         29.76%
CLASS C                        HOUSE ACCOUNT
                               ATTN PETER BOOTH 7TH FLOOR
                               333 W 34TH ST
                               NEW YORK NY  10001-2402

MAINSTAY TOTAL RETURN FUND     NYLIFE DISTRIBUTORS INC                                                 60.3190         12.97%
CLASS I                        AL LEIER - CVP
                               AUDIT ACCOUNT
                               169 LACKAWANNA AVE
                               PARSIPPANY NJ  07054-1007

MAINSTAY TOTAL RETURN FUND     F&M BANK NO VIRGINIA CUST FBO IPC PROTOTYPE PLAN                       404.8270         87.03%
CLASS I                        C/O JOHN AMES
                               PO BOX 8095
                               VIRGINIA BCH VA  23450-8095

MAINSTAY VALUE FUND            MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE             266,631.9000         44.30%
CLASS C                        BENEFIT OF ITS CUSTOMERS
                               ATTN: FUND ADMINISTRATION
                               4800 DEER LAKE DRIVE EAST  3RD FL
                               JACKSONVILLE FL  32246-6484

MAINSTAY VALUE FUND            NYLIFE DISTRIBUTORS INC                                                 57.0220        100.00%
CLASS I                        AL LEIER - CVP
                               AUDIT ACCOUNT
                               169 LACKAWANNA AVE
                               PARSIPPANY NJ  07054-1007

MAINSTAY VALUE FUND            NYLIFE DISTRIBUTORS INC                                                 56.9830        100.00%
CLASS R1                       AL LEIER - CVP
                               AUDIT ACCOUNT
                               169 LACKAWANNA AVE
                               PARSIPPANY NJ  07054-1007

MAINSTAY VALUE FUND            NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS                        179,949.3090         30.44%
CLASS R2                       169 LACKAWANNA AVE
                               PARSIPPANY NJ  07054-1007

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

      Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

      Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS

      MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

      SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

      Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

INVESTMENT GRADE

      AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

      Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC: An obligation rated CC is currently highly vulnerable to nonpayment.

      C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

      D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

      A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                         FITCH INVESTORS SERVICES, INC.

TAX-EXEMPT BONDS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

TAX-EXEMPT NOTES AND COMMERCIAL PAPER

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

      F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

      F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

                                   APPENDIX B

                           NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)
                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

                         Report of Independent Auditors

To the Board of Managers and Member of NYLIFE LLC:

In our opinion, the accompanying consolidated statement of financial position and related consolidated statements of operations and comprehensive income
(loss), of changes in member's equity and of cash flows present fairly, in all material respects, the financial position of NYLIFE LLC and its subsidiaries (affiliates of New York Life Insurance Company) (the "Company") at December 31, 2005 and 2004 and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As disclosed in Note 8 to the financial statements, NYLIFE LLC has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

/s/ PricewaterhouseCoopers LLP
New York, New York

FEBRUARY 20, 2006

                           NYLIFE LLC AND SUBSIDIARIES
                (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

                  CONSOLIDATED STATEMENT OF FINANCIAL POSITION

                                                                December 31
                                                            2005           2004
                                                         -----------   -----------
                                                              (in thousands)
                                  ASSETS

Investments
  Affiliated equity securities (equity method)           $    89,049   $    80,156
  Fixed maturities
    Available for sale at fair value (amortized cost of
    $16,852 and $19,470, respectively)                        16,652        19,498
    Held to maturity                                           4,775         4,775
  MainStay funds at fair value                                   601           576
  Other investments                                           12,578         7,989
Cash and cash equivalents                                     30,498        22,561
Cash held in escrow                                           13,381        22,520
Accounts and other receivables                                 8,649         8,204
Fixed assets (net of accumulated depreciation of
   $7,023 and $6,651, respectively)                              743         1,051
Receivable from New York Life Insurance Company              765,118       532,076
Net receivable from other affiliates                           4,952       235,848
Net income taxes receivable                                      197             -
Net deferred tax asset                                       128,132        19,022
Goodwill                                                      27,526        11,244
Other assets                                                   3,338         3,647
                                                         -----------   -----------

       Total assets                                      $ 1,106,189   $   969,167
                                                         ===========   ===========
             LIABILITIES AND MEMBER'S EQUITY

Notes payable                                            $   708,881   $   704,254
Derivative financial instruments                             401,570        94,140
Accrued expenses                                               9,263         7,230
Payable to New York Life Insurance Company                     4,407         6,373
Net income taxes payable                                           -         1,481
Other liabilities                                             17,262        16,499
                                                         -----------   -----------

       Total liabilities                                   1,141,383       829,977
                                                         ===========   ===========

Member's equity                                              130,699       131,199
Accumulated deficit                                         (178,111)       (5,927)
Accumulated other comprehensive income
  Net unrealized losses on investments (net of tax
  benefit of $82 and $3, respectively)                          (118)           (8)
  Cumulative translation adjustment                           12,336        13,926
                                                         -----------   -----------

       Total member's equity                                 (35,194)      139,190
                                                         -----------   -----------

       Total liabilities and member's equity             $ 1,106,189   $   969,167
                                                         ===========   ===========

   The accompanying notes are an integral part of these consolidated financial statements.

                           NYLIFE LLC AND SUBSIDIARIES
                (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

      CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

                                                                  Years ended December 31,
                                                                     2005         2004
                                                                   ---------   ---------
                                                                      (in thousands)
Income
Affiliated
   Commission income                                               $ 140,271   $ 148,334
   Interest and dividend income                                       24,664      17,350
   Equity in earnings                                                 25,014      16,673
   Fee income                                                          2,714       2,787
Non-affiliated
   Commission income                                                  26,409      24,378
   Interest and dividend income                                        4,957       2,559
   Fee income                                                         18,144      13,591
   Net realized and unrealized investment gains (losses)            (306,921)    107,182
   Other income                                                          738       1,035
                                                                   ---------   ---------

   Total income (loss)                                               (64,010)    333,889
                                                                   ---------   ---------
Expenses
   Commission and selling expenses                                   132,282     136,928
   Administrative and other expenses                                  50,122      47,761
   Interest                                                           30,273      22,796
   Expenses to affiliates                                              5,855       5,787
   Depreciation and amortization                                       1,686       3,503
                                                                   ---------   ---------

   Total expenses                                                    220,218     216,775
                                                                   ---------   ---------

Net income (loss) from operations before income taxes               (284,228)    117,114

Income tax benefit (expense)                                         112,044     (37,187)
                                                                   ---------   ---------

Net income (loss)                                                  $(172,184)  $  79,927

Other comprehensive income (loss)
   Net unrealized holding gains (losses) on investments (net of
      income tax (benefit) expense of $(79) and $6,                     (110)         19
      respectively)
   Cumulative translation adjustments                                 (1,590)       (240)
                                                                   ---------   ---------

Comprehensive income (loss)                                        $(173,884)  $  79,706
                                                                   =========   =========

  The accompanying notes are an integral part of these consolidated financial statements.

                           NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

              CONSOLIDATED STATEMENT OF CHANGES IN MEMBER'S EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                        Accumulated
                                                                           Other
                                        Member's       Accumulated      Comprehensive
                                         Equity          Deficit          Income            Total
                                        ---------      -----------      -------------      -----------
Balance at December 31, 2003            $  93,357      $    28,676      $      14,139      $   136,172

Capital contributions                      38,842                -                  -           38,842
Return of capital                          (1,000)               -                  -           (1,000)
Net income                                      -           79,927                  -           79,927
Distribution                                    -         (114,530)                 -         (114,530)
Net unrealized gains on investments             -                -                 19               19
Cumulative translation adjustment               -                -               (240)            (240)
                                        ---------      -----------      -------------      -----------
Balance at December 31, 2004              131,199           (5,927)            13,918          139,190

Return of capital                            (500)               -                  -             (500)
Net income                                      -         (172,184)                 -         (172,184)
Net unrealized gains on investments             -                -               (110)            (110)
Cumulative translation adjustment               -                -             (1,590)          (1,590)
                                        ---------      -----------      -------------      -----------
Balance at December 31, 2005            $ 130,699      $  (178,111)     $      12,218      $   (35,194)
                                        =========      ===========      =============      ===========

   The accompanying notes are an integral part of these consolidated financial statements.

                           NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                   For the years ended December 31,
                                                                                        2005              2004
                                                                                   --------------   ---------------
                                                                                            (in thousands)
Cash flow provided by (used in) operating activities:
 Net income (loss)                                                                    $  (172,184)  $  79,927
 Adjustments to reconcile net income (loss) to net cash
  provided by (used in) operating activities:
  Depreciation and amortization                                                               808         853
  Net realized and unrealized investment (gains) losses                                   307,635    (107,182)
  Equity in earnings of affiliates                                                        (25,014)    (16,673)
  Provision for deferred income tax expense (benefit)                                    (109,017)     39,818
  Net amortization of interest expense                                                      5,269       5,151

Change in assets and liabilities, net of changes resulting from acquisitions or sales of subsidiaries:
  Accounts and other receivables                                                             (446)     (1,195)
  Other assets                                                                               (144)        (75)
  Net receivable from New York Life Insurance Company                                    (236,252)    701,656
  Net receivable from other affiliates                                                    230,894    (232,604)
  Notes payable                                                                              (618)   (469,322)
  Accrued expenses                                                                          2,199         957
  Net income taxes payable                                                                 (1,666)      1,935
  Other liabilities                                                                         1,715       2,966
                                                                                      -----------   ---------

Net cash provided by (used in) operating activities                                         3,179       6,212
                                                                                      -----------   ---------

Cash flow provided by (used in) investing activities:
 Capital expenditures                                                                         (65)    (11,968)
 Proceeds from cash held in escrow                                                          6,756           -
 Proceeds from sale of investments                                                         23,051      30,663
 Proceeds from maturity of investments                                                      2,629           -
 Proceeds from sale of subsidiary, net of expenses paid                                         -     114,509
 Purchase of investments                                                                  (27,941)    (43,228)
                                                                                      -----------   ---------

Net cash provided by (used in) investing activities                                         4,430      89,976
                                                                                      -----------   ---------

Cash flow provided by (used in) financing activities:
  Receipts on capitalized lease                                                             1,244         207
  Capital contributions                                                                         -      25,611
  Return of capital                                                                          (500)     (1,000)
  Distribution                                                                                  -    (114,530)
                                                                                      -----------   ---------

Net cash provided by (used in) financing activities                                           744     (89,712)
                                                                                      -----------   ---------

Effect of exchange rates on cash                                                             (416)       (301)
                                                                                      -----------   ---------

Net increase in cash and cash equivalents                                                   7,937       6,175

Cash and cash equivalents at beginning of year                                             22,561      16,386
                                                                                      -----------   ---------

Cash and cash equivalents at end of year                                              $    30,498   $  22,561
                                                                                      ===========   =========

 Supplemental disclosure of cash flow information:

  Cash paid (received) during the year for:
    Income taxes                                                                      $     5,086   $  (4,527)

    Interest expense                                                                  $    22,768   $  17,260

 Supplemental disclosure of non-cash investing and financing activities:

     Capital lease                                                                    $         -   $ (24,885)

     Capital expenditures                                                             $         -   $ (13,231)

     Capital contributions                                                            $         -   $  13,231

   The accompanying notes are an integral part of these consolidated financial statements.

                           NYLIFE LLC AND SUBSIDIARIES

                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

NYLIFE LLC (the "Company") is a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). The Company was originally incorporated under the laws of New York in 1984 as NYLIFE Inc., and was converted to a Delaware limited liability company on September 30, 1999. The Company is a holding company for certain of New York Life's subsidiaries. The Company through its subsidiaries, offers securities brokerage, financial planning and investment advisory services, trust services and capital financing.

The accompanying financial statements reflect the consolidation of the Company and its subsidiaries, each of which is wholly owned:

ACTIVE SUBSIDIARIES
Eagle Strategies Corp. ("Eagle")
New York Life Capital Corporation ("Capital Corporation")
New York Life International Investment, Inc.
    NYL Management Limited ("NYL Management")
New York Life Irrevocable Trust of 1996
    New York Life Settlement Corporation
New York Life Trust Company ("NYL Trust")
NYL Executive Benefits LLC
NYLIFE Securities Inc. ("NYLIFE Securities")
NYLINK Insurance Agency Incorporated ("NYLINK")
NYLUK I Company ("NYLUK I")
    NYLUK II Company

INACTIVE/SOLD/DISSOLVED SUBSIDIARIES
Avanti Corporate Health Systems, Inc. (Dissolved in 2005)
Monetary Research Limited
New York Life International Investment Asia Ltd (Sold in 2005)
New York Life Trust Company, FSB ("Trust FSB") (Discontinued in 2004) New York Life (U.K.) Limited ("NYLUK") (Sold in 2004)
WellPath of Arizona Reinsurance Company (Dissolved in 2005)

The Company also owns a 6% interest in Express Scripts Inc. ("ESI"), which is accounted for under the equity method (Note 2). ESI offers pharmacy benefit management services in the United States and Canada, including network claims processing, mail pharmacy services, benefit design consultation, drug utilization review, formulary management, disease management, medical and drug data analysis services and medical information management services.

New York Life's career agency force offers securities products through NYLIFE Securities, a broker-dealer registered with the Securities and Exchange Commission and a member of the National Association of Securities Dealers, Inc. NYLIFE Securities registered representatives offer proprietary and non-proprietary mutual funds and variable life and annuity products, as well as general securities products (e.g., stocks, bonds and options). NYLIFE Securities receives commissions for the sale of open-ended mutual fund products under various contractual agreements. NYLIFE Securities also receives commissions for acting as the introducing broker for clients and uses a non-affiliated clearing broker, on a fully disclosed basis, to perform trade execution, clearance, settlement and related activities. NYLIFE Securities' sales of proprietary products are discussed more fully in Note 8.

Eagle, a SEC-registered investment advisor, provides financial planning and investment advisory services through associated investment advisor representatives ("IARs"). All Eagle's IARs are members of New York Life's career agency force and are registered representatives of NYLIFE Securities.

Trust services are offered through NYL Trust and Trust FSB (see Note 3 regarding the decision to dissolve the operations of Trust FSB). NYL Trust is a limited purpose trust company chartered by the New York State Banking Department and acts primarily as a fiduciary for pension, profit sharing and other employee benefit plans. NYL Trust's responsibilities include acting as a directed trustee or custodian for 401(k) plans and Individual Retirement Accounts. Trust FSB, regulated by the Office of Thrift Supervision, obtained its charter from the United States Federal Government. Trust FSB provided personal trust and investment management services for clients. Examples of such services included Irrevocable Life Insurance Trusts, Revocable and Irrevocable Trusts, IRA Rollovers, and Investment Management Accounts.

NYLINK is a registered insurance agency which facilitates the sale of non-proprietary insurance products - group and variable annuities and variable life - by New York Life agents.

Capital financing operations are conducted through Capital Corporation, which issues commercial paper and borrows from other sources for the purpose of making loans to New York Life and its affiliates.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. All significant intercompany transactions have been eliminated in consolidation.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

BUSINESS RISKS AND UNCERTAINTIES

The Company has significant transactions with New York Life and its affiliates; termination of such relationships would have an adverse effect on the operation of the Company.

INVESTMENTS

Equity securities represent the Company's investment in ESI, which is accounted for under the equity method of accounting, whereby the Company's pro-rata share of ESI's net earnings or losses are included in net income and unrealized gains (losses), net of deferred tax, and Cumulative Translation Adjustments ("CTA") are included in other comprehensive income. The Company's pro-rata share of ESI's net earnings or losses include estimated results for the fourth quarter. The Company continues to use the equity method to account for its 6% investment in ESI since it has the ability to exercise significant influence through its relationship with New York Life, which owns an additional 10% of ESI's voting stock and one executive and one former executive, who retained a one year board position with a wholly owned subsidiary, currently holds two seats on ESI's Board of Directors.

Fixed maturities are classified as either held to maturity and reported at amortized cost or available for sale and reported at estimated fair value, with unrealized gains and losses reported as a separate component of member's equity, net of deferred tax. The investments in the MainStay Funds are recorded at fair value and realized and unrealized gains (losses) are included in net income.

CASH AND CASH EQUIVALENTS

Short-term investments with original maturities of three months or less are considered cash equivalents. The carrying value of cash and cash equivalents approximates fair value.

OTHER INVESTMENTS

Other investments primarily include the Company's investment in the New York Life Short Term Fund ("STIF"). The STIF is a co-mingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are New York Life and certain subsidiaries or affiliates.

FAIR VALUES OF FINANCIAL INSTRUMENTS

The carrying value of accounts receivable and accrued expenses approximates fair value due to the short-term maturities of these instruments. The carrying value of cash held in escrow approximates fair value and is discussed in Note 10. The carrying value of notes payable approximates fair value and is discussed in Note
6. Fair values for derivative financial instruments are included in Note 7.

OTHER ASSETS AND OTHER LIABILITIES

Other assets include deferred financing fees from the issuance of notes payable (Note 6). Deferred financing fees are amortized using the straight-line method over the ten-year life of the note. Other liabilities include funded benefit payments to plaintiffs of structured settlements, the fair value of an obligation assumed under a guarantee and lease obligations on property no longer utilized by the Company or its subsidiaries.

FIXED ASSETS

Furniture, equipment, computer hardware and software are recorded at cost and depreciated beginning in the month placed in service using the straight line method over an estimated useful life of three to seven years. Leasehold improvements are amortized over the shorter of the remaining term of the lease or the life of the asset.

GOODWILL

Goodwill is primarily associated with the Company's 6% equity investment in ESI and is adjusted when ESI issues additional shares or purchases treasury shares at a market price per share that differs from the book value per share of ESI recorded by the Company.

INCOME TAXES

Deferred tax assets and liabilities are recognized based on temporary differences between the financial statement basis and tax basis of assets and liabilities using presently enacted tax rates.

FOREIGN CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currency have been translated into U.S. dollars at the respective year-end exchange rates. Operating results are translated at the monthly average exchange rate. Foreign currency translation gains and losses are credited or charged directly to the CTA account in member's equity. The change in the CTA account is due to the current year effect of the translation adjustment. Foreign currency transaction gains and losses are included in net income.

FEE INCOME

Through its subsidiaries, the Company accrues fee income when earned and consulting fees as services are rendered.

EXPENSES

Expenses are recognized when incurred and include allocations of overhead expenses such as salary, legal, accounting and other administrative charges from New York Life and NYLIM. These overhead allocations are reported in their natural expense category.

NET REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

Realized gains (losses) on sale of investments are determined on the basis of specific identification. Costs of investments are adjusted for impairments considered other than temporary. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair value has been less than cost;
3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value. Unrealized gains (losses) of NYLIFE Securities are included in net income in accordance with specialized accounting practices for broker-dealers.

Unrealized gains (losses) on derivative instruments that do not qualify as a hedge are also included in net income in accordance with Statement of Financial Accounting Standards No. 149 ("SFAS 149"), "Amendment of Statement 133 on Derivative Instruments and Hedging Activities".

NEW ACCOUNTING PRONOUNCEMENTS

During November 2005, the Financial Accounting Standards Board issued Staff Position Paper No. 115-1 ("FSP 115-1"), "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments". FSP 115-1 addresses the determination as to when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of an impairment loss. It also includes accounting considerations subsequent to the recognition of an other - than temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than temporary impairments. The provisions of FSP 115-1 are effective January 1, 2006, and it is not expected to have a material impact on the Company's consolidated statements at the date of adoption.

In March 2004, the Emerging Issues Task Force reached further consensus on Issue No. 03-1 ("EITF 03-1"), "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments". EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. An EITF 03-1 consensus reached in November 2003 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities", that have unrealized losses at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The Company has complied with the disclosure requirements of EITF 03-1, which are currently effective.

RECLASSIFICATIONS

Certain 2004 amounts in the financial statements and accompanying notes have been reclassified to conform to the 2005 presentation. These reclassifications had no effect on net earnings or member's equity as previously reported.

NOTE 3 - DISPOSITION

TRUST FSB

On December 24, 2004, Trust FSB's Board of Directors authorized the officers of Trust FSB to take any and all actions required to dissolve Trust FSB. During 2005, Trust FSB paid $47,000 of dissolution expenses, which were accrued at December 31, 2004. Trust FSB is in the process of transferring its clients to either NYL Trust or an unaffiliated trustee. The dissolution is anticipated to be completed in 2006.

The financial position and results of discontinued operations of Trust FSB for the years ended December 31, 2005 and 2004 are summarized below:

                                   2005        2004
                                 --------    --------
                                     (in thousands)
Assets                           $ 20,618    $ 20,733
Liabilities                           740       1,137
                                 --------    --------
Stockholder's equity             $ 19,878    $ 19,596
                                 ========    ========

Income                           $    869    $    857
Expenses                              524         890
                                 --------    --------
Net income (loss) before taxes        345         (33)
Income tax benefit                    (69)        (13)
                                 --------    --------
Net income (loss)                $    414    $    (20)
                                 ========    ========

NYLUK

On August 24, 2004, along with the other equity shareholders of Life Assurance Holding Corporation ("LAHC"), NYLUK I entered into a purchase sale agreement with Swiss Re GB plc ("Swiss Re") to sell 100% of its interest in LAHC. As part of the sale, Swiss Re purchased 100% of the share capital of NYLUK, a subsidiary of NYLUK I, whose sole asset was a 23% interest in LAHC. For the year ended December 31, 2004, the Company recognized a realized gain of $84,500,000 after payment of transaction costs, establishment of a provision for indemnities (Note
10) and income taxes.

NOTE 4 - INVESTMENTS

AFFILIATED EQUITY SECURITIES

Affiliated unconsolidated equity investments at December 31, 2005 and 2004 totaled $89,049,000 and $80,156,000, respectively. These represent the Company's investment in ESI at 6% interest (9,000,000 shares split-adjusted). The financial position and results of operations of ESI for the years ended December 31, 2005 and 2004, are summarized below:

                              2005         2004
                          -----------   -----------
                                (in thousands)
Assets                    $ 5,493,000   $ 3,600,086
Liabilities                 4,028,000     2,403,772
                          -----------   -----------
Stockholder's equity      $ 1,465,000   $ 1,196,314
                          ===========   ===========

Income                    $ 6,277,000   $15,118,565
Expenses                   15,662,000    14,667,922
                          -----------   -----------
Net income before taxes       615,000       450,643
Income tax expense            215,000       172,436
                          -----------   -----------
Net income                $   400,000   $   278,207
                          ===========   ===========

FIXED MATURITIES

At December 31, 2005 and 2004, the maturity distribution of fixed maturities was as follows:


                                                2005                    2004
                                        ----------------------   ----------------------
                                        Amortized   Estimated    Amortized   Estimated
       Available for sale                 Cost      Fair Value      Cost     Fair Value
       ------------------               ---------   ----------   ---------   ----------
                                                        (in thousands)
Due in one year or less                 $   1,276   $    1,271   $     499   $     499
Due after one year through five years         249          244       1,384        1,369
Due after ten years                        15,327       15,137      17,587       17,630
                                        ---------   ----------     -------   ----------
Total available for sale                $  16,852   $   16,652     $19,470   $   19,498
                                        =========   ==========     =======   ==========
       Held to maturity

Due after ten years                     $   4,775   $    6,045   $   4,775   $    5,925
                                        =========   ==========   =========   ==========


At December 31, 2005 and 2004, the distribution of unrealized gains and losses on fixed maturities was as follows:


                                             2005
                             -----------------------------------------
                             Amortized      Unrealized       Estimated
     Available for sale        Cost      Gains     Losses   Fair Value
     ------------------      ---------   ----------------   ----------
                                         (in thousands)
U.S. Treasury                $   1,525   $     -   $   10   $    1,515
Mortgage-backed securities      15,327        85      275       15,137
                             ---------   -------   ------   ----------
Total available for sale     $  16,852   $    85   $  285   $   16,652
                             =========   =======   ======   ==========

     Held to maturity
     ----------------

U.S. Treasury                $   4,775   $ 1,270   $    -   $    6,045
                             =========   =======   ======   ==========


                                               2004
                             -----------------------------------------
                             Amortized      Unrealized       Estimated
     Available for sale        Cost       Gains    Losses   Fair Value
     ------------------      ---------   ----------------   ----------
                                         (in thousands)
U.S. Treasury                $   1,883         -   $   15   $    1,868
Mortgage-backed securities      17,587       132       89       17,630
                             ---------   -------   ------   ----------
Total available for sale     $  19,470   $   132   $  104   $   19,498
                             =========   =======   ======   ==========

     Held to maturity
     ----------------
U.S. Treasury                $   4,775   $ 1,150   $    -   $    5,925
                             =========   =======   ======   ==========


The following table presents the Company's gross unrealized losses and fair values for fixed maturities with unrealized losses that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position at December 31, 2005:

                               Less than 12 months      Greater than 12 months             Total
                             -----------------------   ------------------------   ------------------------
                                                            (in thousands)
                             Estimated    Unrealized   Estimated     Unrealized   Estimated     Unrealized
                             Fair Value      Loss      Fair Value       Loss      Fair Value       Loss
                             ----------   ----------   ----------    ----------   ----------    ----------
U.S. Treasury                $        -   $        -   $    1,515    $      (10)  $    1,515    $      (10)
Mortgage-backed securities        2,419          (37)       7,334          (238)       9,753          (275)
                             ----------   ----------   ----------    ----------   ----------    ----------
Totals                       $    2,419   $      (37)  $    8,849    $     (248)  $   11,268    $     (285)
                             ==========   ==========   ==========    ==========   ==========    ==========

At December 31, 2004, all of the unrealized losses on the Company's fixed maturities were less than twelve months. For the years ended December 31, 2005 and 2004, there were no other-than-temporary impairments taken.

Proceeds from investments in fixed maturities sold were $12,651,000 and $15,201,000 for the years ended December 31, 2005 and 2004, respectively. For the year ended December 31, 2005, gross realized gains and losses on fixed maturities were $3,000 and $128,000, respectively. There were no realized gains or losses on fixed maturities for the year ended December 31, 2004.

MAINSTAY FUNDS

At December 31, 2005 and 2004, the fair value of the investments in the MainStay Equity Index Fund ("Index Fund") totaled $601,000 and $576,000, respectively, with a cost of $421,000 and $414,000, respectively.

NOTE 5 - FIXED ASSETS

The costs of fixed assets at December 31, 2005 and 2004 were:

                                                    2005        2004
                                                  --------    --------
                                                      (in thousands)
Furniture                                         $  1,323    $  1,321
Equipment                                              900         874
Computer hardware                                      546         546
Computer software                                    2,236       2,224
Leasehold improvements                               2,761       2,737
                                                  --------    --------
                                                     7,766       7,702
Less: Accumulated depreciation and amortization      7,023       6,651
                                                  --------    --------
Total                                             $    743    $  1,051
                                                  ========    ========

NOTE 6 - NOTES PAYABLE AND LINES OF CREDIT

NOTES PAYABLE:

                                                                                        2005               2004
                                                                                   ---------------    ---------------
                                                                                            (in thousands)
Capital Corporation's Debt Issuance (for 2005 and 2004, the weighted average
  interest rate was approximately 4.27% and 2.34%, respectively)                   $       497,801    $       498,419
Shared Appreciation Income Linked Securities                                               211,080            205,835
                                                                                   ---------------    ---------------
       Total                                                                       $       708,881    $       704,254
                                                                                   ===============    ===============


At December 31, 2005 and 2004, commercial paper issued by Capital Corporation had a face value of approximately $500,857,000 and $499,615,000, respectively, with an unamortized discount of $3,056,000 and $1,196,000, respectively. For the years ended December 31, 2005 and 2004, interest expense totaled $16,205,000 and $8,892,000, respectively. At December 31, 2005, commercial paper issued by Capital Corporation had various maturities through February 15, 2006.

On August 22, 2001, the Company entered into an agreement with Credit Suisse First Boston International and Credit Suisse First Boston ("CSFB"), referred to as Shared Appreciation Income Linked Securities ("SAILS") in the above table. Under the agreement, the Company has entered into a forward sale of certain of its shares of ESI. The Company may deliver up to 9,000,000 shares (split-adjusted) of ESI Class A common stock on August 22, 2011 or settle the transaction in cash instead of delivering shares. The Company received $27.03 per share (split-adjusted) or $243,225,000, less offering costs of $4,351,000 (included in other assets), bringing net proceeds to $238,874,000 and is entitled to 100% of the appreciation up to $35.14 per share (split-adjusted) and 23% of the appreciation in excess of $35.14 per share. At December 31, 2005, the ESI share price was $83.80. In accordance with SFAS 149, a fair value of $54,110,000 was ascribed to the embedded derivative at the contract date (Note
7). The Company also recorded a discounted debt obligation of $189,115,000 with a par value of $243,225,000 due on August 22, 2011. For the years ended December 31, 2005 and 2004, the accretion of interest expense totaled $5,245,000 and $5,115,000, respectively, and the amortization of deferred offering costs totaled $436,000 in each year. The Company pays CSFB a 3.3% annual coupon payment quarterly on each November 22, February 22, May 22, and August 22. For each of the years ended December 31, 2005 and 2004, the Company made coupon payments of $8,026,000. At December 31, 2005 and 2004, accrued interest was $914,000 for both years.

LINES OF CREDIT:

Effective July 27, 2005, Capital Corporation, along with New York Life closed on a new $1.5 billion revolving credit facility with a consortium of banks. The new agreement is a five-year revolving credit facility that pays an annual facility fee of 4 basis points ("bps") which is allocated to Capital Corporation based on the volume of short-term notes issued during the year. The borrowing rate is 16 bps over LIBOR. If borrowings exceed 50% of the total facility, the borrowing rate will be 16 bps over LIBOR plus 5 bps. Annual facility fees and borrowing rates could increase if New York Life's Standard & Poor's and Moody's Financial Strength ratings are downgraded.

This new revolving credit facility replaced both the $500,000,000, 364-day revolving credit facility which expired on July 27, 2005, and the $500,000,000, 3-year revolving credit facility which was scheduled to expire on July 30, 2006.

To date, neither Capital Corporation nor New York Life has utilized any of these credit facilities. At December 31, 2005 and December 31, 2004 the credit facility fees allocated to the Company were $106,000 and $191,000 respectively.

In January 1995, the Company entered into a credit agreement with New York Life whereby the Company can borrow up to an aggregate principal amount of $200,000,000 at any one time. This agreement and any loans made are automatically extended and renewed for additional one-year periods, unless either the Company or New York Life notifies the other to terminate the agreement. There have been no borrowings made since inception of the agreement.

NOTE 7 -- DERIVATIVE FINANCIAL INSTRUMENTS

The Company has an agreement with the Index Fund, whereby, the Company guarantees that if, after ten years from the date of purchase ("Guaranteed Date"), the net asset value of an Index Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten year period ("Guaranteed

Share"), is less than the public offering price initially paid for the share ("Guaranteed Amount"), the Company will pay the shareholders an amount equal to the difference between the Guaranteed Amount for each share and the net asset value of each share outstanding and held by the shareholders as of the close of business on the Guaranteed Date. This guarantee is in effect a European style put option required to be fair valued pursuant to SFAS 149. Its fair value represents the estimated value of future claims which was calculated using a Monte-Carlo simulation of the future equity market changes based on random scenarios drawn from a distribution of annual returns and volatility. Actual results could differ from those estimates. At December 31, 2005 and 2004, the derivative was calculated using an annual return of 7.5% and 9%, respectively, and a volatility of 18% and 20%, respectively. For the years ended 2005 and 2004, the change in fair value resulted in the Company recording a loss of $240,000 and $620,000, respectively, included in net realized and unrealized investment gains (losses) of the consolidated statement of operations. At December 31, 2005 and 2004, the Company recognized a liability totaling $4,470,000 and $4,230,000, respectively. Based on the net asset value of an Index Fund share at December 31, 2005, a 10% decrease in: (A) the share price, would result in a $3,330,000 increase in the fair value of the liability or (B) the interest rate used to discount cash flows, would result in a $110,000 increase in the fair value of the liability.

In 2001, the Company entered into an agreement to minimize its downside risk on its investment in ESI while still maintaining rights to share in future appreciation (Note 6). The counter-party to the agreement is CSFB. The agreement contains embedded derivatives and the Company has assessed that the economic characteristics of the derivatives (a series of European style put and call options) were not clearly and closely related to those of the host contract and determined that a separate instrument with the same terms would qualify as a derivative instrument. In accordance with SFAS 149, the embedded derivatives were separated from the host contract and accounted for as stand-alone derivatives. The Company's obligation associated with these embedded derivatives is fully collateralized by its investment in ESI. However, since the Company's investment in ESI is valued using the equity method of accounting and these embedded derivatives are valued at fair value, the Company is precluded from using hedge accounting. This creates accounting volatility in both the consolidated statements of financial position and of operations because the change in the actual fair value of the underlying investment in ESI shares is not recognized through net income or member's equity. For the year ended December 31, 2005, the mark-to-market on the derivative liability resulted in an after tax charge to net income of $199,674,000, the impact of which resulted in negative member's equity of $35,194,000. While the accounting for this transaction resulted in a loss in earnings and equity at December 31, 2005, the derivative performed as expected on an economic basis.


The fair value of these derivatives represent the estimated amount the Company would receive or pay to purchase similar stand-alone European put and call option contracts and was determined utilizing a Black-Scholes valuation model which takes into account current market conditions, term to maturity and implied volatility of the ESI stock. The Black-Scholes valuation model for the embedded derivatives requires management to make estimates and assumptions regarding interest rates and volatility. Such estimates are primarily based on current market data and future expectations. Actual results could differ from those estimates. At December 31, 2005, the derivatives were calculated using an average of the five-year and six-year swap interest rate of 4.88% and a put and call volatility of 37.00% and 35.00%, respectively. At December 31, 2004, the derivatives were calculated using an average of the six-year and seven-year swap interest rate of 4.24% and a put and call volatility of 32.76% and 30.50%, respectively. For the years ended December 31, 2005 and 2004, the change in fair value resulted in the Company recording a loss of $307,190,000 and $22,966,000, respectively, included in net realized and unrealized investment gains (losses) of the consolidated statement of operations. At December 31, 2005 and 2004, the Company recognized a liability totaling $397,100,000 and $89,910,000, respectively. Based on the share price of ESI stock at December 31, 2005, a 10% increase in: (A) the share price, would result in a $57,560,000 increase in the fair value of the liability or (B) the interest rate, would result in a $4,567,000 increase in the fair value of the liability.


NOTE 8 - RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

The distribution of commission income, interest and dividend income and fee income from affiliates for 2005 and 2004 are as follows (in thousands):

                                                          INTEREST AND
                             COMMISSION INCOME          DIVIDEND INCOME             FEE INCOME
                            ---------------------   ----------------------     ----------------------
                               2005       2004        2005         2004         2005           2004
                            ---------   ---------   --------      --------     -------        -------
New York Life               $     633   $     642   $ 22,575      $ 17,306     $ 1,215        $ 1,332

NYLIAC                         92,722     101,460      2,089            44          33              -

NYLIFE Distributors            46,916      46,232          -             -         281            327

NYLIM                               -           -          -             -       1,185          1,128
                            ---------   ---------   --------      --------     -------        -------
Totals                      $ 140,271   $ 148,334   $ 24,664      $ 17,350     $ 2,714        $ 2,787
                            =========   =========   ========      ========     =======        =======

The distribution of receivable from New York Life, receivable from other affiliates and payable to New York Life for 2005 and 2004 are as follows (in thousands):

                                                         RECEIVABLE FROM              PAYABLE
                               RECEIVABLE FROM         (PAYABLE TO) OTHER               TO
                                NEW YORK LIFE             AFFILIATES                NEW YORK LIFE
                            ---------------------   -----------------------    ----------------------
                              2005        2004        2005          2004        2005           2004
                            ---------   ---------   --------      ---------    -------        -------
New York Life               $ 765,118   $ 532,076   $      -      $       -    $ 4,407        $ 6,373

NYLIAC                              -           -      2,097        233,454          -              -

NYLIFE Distributors                 -           -      4,578          4,688          -              -

NYLIM Service Company               -           -     (1,710)        (2,270)         -              -

NYLIM                               -           -        (13)           (24)         -              -

                            ---------   ---------   --------      ---------    -------        -------
Totals                      $ 765,118   $ 532,076   $  4,952      $ 235,848    $ 4,407        $ 6,373
                            =========   =========   ========      =========    =======        =======

NEW YORK LIFE

The Company and several of its subsidiaries are party to service agreements with New York Life, whereby New York Life provides services to the Company and such subsidiaries, including office space, legal, accounting, administrative, personnel and other services for which the Company and its subsidiaries are billed. The Company and its subsidiaries are charged for these services based upon allocation of costs incurred by New York Life developed through analyses of time spent on matters relating to the Company and its subsidiaries. For the years ended December 31, 2005 and 2004, expenses allocated under these agreements were $35,100,000 and $28,830,000, respectively. At December 31, 2005 and 2004, the amounts payable to New York Life were $4,407,000 and $6,373,000, respectively.

The Company executed a promissory note with New York Life dated August 22, 2001 whereby the Company loaned New York Life $238,889,000. The note has a par value of $243,225,000 and a stated interest rate of 3.3% per annum. Interest on the note is payable quarterly on each 21st of November, February, May and August until maturity on August 21, 2011. For the years ended December 31, 2005 and 2004, interest earned on the loan was $8,459,000 and $8,458,000, respectively. At December 31, 2005 and 2004, the Company had a receivable, including accrued interest for each year of $914,000, of $241,686,000 and $241,253,000, respectively, from New York Life.

On November 5, 2004, the Company purchased an aircraft from Bombardier Aerospace Corporation ("Bombardier"). New York Life, and four of its wholly owned subsidiaries, New York Life Insurance and Annuity Corporation ("NYLIAC"), NYLIFE Insurance Company of Arizona ("NYLAZ"), New York Life Investment Management Holdings, LLC ("NYLIM Holdings") and New York Life International LLC ("NYL International"), will have exclusive use of the aircraft. All costs incurred with the operation of the aircraft will be charged to the company using the aircraft. The arrangement between the Company and New York Life is accounted for as a direct financing lease (Note 10). At December 31, 2005 and 2004, receivable from New York Life includes, $23,433,000 and $24,678,000, respectively, representing the remaining minimum lease payments plus the unguaranteed residual value of the aircraft. For the year ended December 31, 2005, the Company reimbursed New York Life $450,000 related to expenses paid by New York Life to operate the aircraft.

Capital Corporation has an outstanding credit agreement with New York Life, whereby Capital Corporation agreed to make loans to New York Life in an aggregate principal amount not exceeding $2,000,000,000, at any time. For the years ended December 31, 2005 and 2004, Capital Corporation recorded interest income of $14,116,000 and $8,848,000, respectively, and reimbursement of debt issuance costs of $221,000 and $340,000, respectively. At December 31, 2005 and 2004, Capital Corporation had a receivable, including accrued interest, of $499,930,000 and $266,077,000, respectively. This agreement and any loans made shall be automatically extended and renewed for additional one-year periods, unless either Capital Corporation or New York Life notifies the other to terminate the agreement.

In accordance with an expense sharing agreement, Capital Corporation provides New York Life with expertise in connection with the issuance of commercial paper and in turn New York Life reimburses Capital Corporation for expenses incurred. For the years ended December 31, 2005 and 2004, fee income was $354,000 and $415,000, respectively.

      NYLINK acts as a conduit to New York Life whereby it collects fee income on certain products sold by its agents and remits those fees directly to New York Life. For the years ended December 31, 2005 and 2004, fee expenses incurred by NYLINK in connection with this arrangement were $638,000 and $397,000 respectively.

In accordance with an expense sharing agreement, NYLINK provided New York Life with a vehicle through which New York Life agents sold non-proprietary insurance products, and in turn New York Life reimbursed NYLINK (excluding NYL Executive Benefits division) for expenses incurred. This agreement was terminated on December 31, 2004. For the year ended December 31, 2004, the total amount earned under this agreement was $30,000.

NYL Trust is party to various agreements with New York Life, whereby NYL Trust acts as investment manager or passive trustee/contract holder for the New York Life Trust Company Collective Investment Trust (agreement terminated December 29, 2005), the New York Life Trust Company GS1 Vanguard Collective Investment Trust and various plans participating in New York Life's Stable Value account. Pursuant to these agreements, New York Life pays fees to NYL Trust in accordance with the current fee structure. For the years ended December 31, 2005 and 2004, fee income earned on these agreements was $640,000 and $547,000, respectively. At December 31, 2005 and 2004, amounts due to NYL Trust were $69,000 and $68,000, respectively.

NYLIFE Securities directs and supervises its registered representatives' sale of New York Life group annuity contracts through separate accounts maintained by New York Life. For the years ended December 31, 2005 and 2004, NYLIFE Securities earned commissions of $633,000 and $642,000, respectively.

NYLCAP MANAGER LLC ("NYLCAP MANAGER")

Capital Corporation has an outstanding credit agreement with NYLCAP Manager LLC ("NYLCAP Manager"), an indirect wholly owned subsidiary of New York Life. Capital Corporation agreed to make loans to NYLCAP Manager in an aggregate principal amount not exceeding $70,000,000, at any time. There were no amounts outstanding under this agreement at December 31, 2005 and 2004.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION ("NYLIAC")

Under an agreement with NYLIAC, a wholly owned subsidiary of New York Life, NYLIFE Securities directs and supervises NYLIAC's sale of variable annuity contracts and variable life insurance policies through separate accounts maintained by NYLIAC. For the years ended December 31, 2005 and 2004, NYLIFE Securities earned commission income on the sale of NYLIAC products of $86,096,000 and $94,373,000, respectively. NYLIFE Securities incurs net expenses in connection with the offering of these products which are billed to NYLIAC. For the years ended December 31, 2005 and 2004, related net expenses reimbursed by NYLIAC totaled $2,512,000 and $2,414,000, respectively. At December 31, 2005 and 2004, $151,000 and $244,000, respectively, were the net payables to NYLIAC which are included in the amounts disclosed under the New York Life service agreement described above.

On December 23, 2004, Capital Corporation entered into a credit agreement with NYLIAC. Capital Corporation agreed to make loans to NYLIAC in an aggregate principal amount not exceeding $490,000,000 at any time. For the years December 31, 2005 and 2004, Capital Corporation recorded interest income of $2,089,000 and $44,000, respectively, and reimbursement of debt issuance costs of $33,000 and $0, respectively. At December 31, 2005 there were no loans outstanding from NYLIAC and interest receivable was $56,000. At December 31, 2004, loans and interest receivable from NYLIAC were $233,000,000 and $44,000, respectively.

NYLINK acts as a general agent for NYLIAC whereby NYLINK solicits applications for Company-Owned Life Insurance ("COLI") and Bank-Owned Life Insurance products on which NYLINK earns commission income and asset based service fees. For the years ended December 31, 2005 and 2004, commission income and asset based service fees earned from NYLIAC was $6,626,000 and $7,087,000, respectively. At December 31, 2005, NYLINK recorded a receivable from NYLIAC of $2,041,000 and $410,000, respectively.

NYLIFE DISTRIBUTORS LLC ("NYLIFE DISTRIBUTORS")

NYLIFE Securities has entered into a soliciting dealer agreement with NYLIFE Distributors, whereby NYLIFE Distributors pays NYLIFE Securities commissions, known as gross dealer concessions, for sales of MainStay mutual funds and the College-Sense 529 Plans by the registered representatives of NYLIFE Securities. For the years ended December 31, 2005 and 2004, NYLIFE Securities recorded commission income from NYLIFE Distributors of $45,047,000 and $44,325,000, respectively. For the years ended December 31, 2005 and 2004, commissions from NYLIFE Distributors relating to the sale of College-Sense interests were $1,869,000 and $1,907,000, respectively. At December 31, 2005 and 2004, the receivables from NYLIFE Distributors were $4,924,000 and $4,726,000, respectively.

NYL Trust is compensated by NYLIFE Distributors for directed trustee or custodian services provided to certain clients participating in 401(k) Small plans. For the years ended December 31, 2005 and 2004, fee income was $281,000 and $327,000, respectively. At December 31, 2005 and 2004, fee income receivables were $67,000 and $77,000, respectively.

Pursuant to an agreement dated January 1, 2004, NYLIFE Distributors agreed to refer clients and other third parties who would be interested in purchasing COLI products to NYLINK. Should NYLINK sell COLI products to one or more referred parties, NYLINK agrees to compensate NYLIFE Distributors according to a schedule of payments. For the years ended December 31, 2005 and 2004, NYLINK incurred expenses to NYLIFE Distributors of $2,223,000 and $2,937,000, respectively. At December 31, 2005 and 2004, NYLINK had a payable to NYLIFE Distributors of $413,000 and $115,000, respectively.

NYLIM SERVICE COMPANY LLC ("NYLIM SERVICE COMPANY")

NYL Trust is party to a service agreement with NYLIM Service Company, an indirect wholly owned subsidiary of New York Life, whereby NYLIM Service Company performs administrative functions and services for certain of the MainStay Funds' accounts on behalf of NYL Trust. NYL Trust agrees to act as the fiduciary of such accounts. For the years ended December 31, 2005 and 2004, service fee expenses incurred by NYL Trust under this agreement were $2,538,000 and $2,447,000, respectively. Settlement is made between NYL Trust and NYLIM Service Company annually. At December 31, 2005 and 2004, the amount due to NYLIM Service Company totaled $1,710,000 and $2,270,000, respectively.

NYLIM

NYLIM provides certain subsidiaries of the Company with services and facilities, including, but not limited to, employee benefit plan and personnel administration, investment, legal advice, marketing and sales. As a result, NYLIM charges these subsidiaries a fee equal to the cost to NYLIM of providing such services and facilities, including all expenses, direct and allocated, reasonably and equitably determined by NYLIM to be attributable to the Company for services and facilities. For the years ended December 31, 2005 and 2004, expenses allocated under this agreement were $12,300 and $31,000, respectively. At December 31, 2005 and 2004, the amounts payable to NYLIM were $207,000 and $203,000, respectively.

NYL Trust is compensated by NYLIM to provide directed trustee or custodian services to certain clients participating in 401(k) Complete product. Settlement is made between NYL Trust and NYLIM quarterly. For the years ended December 31, 2005 and 2004, fees earned under this agreement were $510,000 and $461,000, respectively. At December 31, 2005 and 2004, receivables from NYLIM were $133,000 and $122,000, respectively.

Trust FSB is party to an investment management agreement with NYLIM whereby NYLIM will act as investment advisor in connection with investment advisory services offered by Trust FSB on personal trust assets. For the years ended December 31, 2005 and 2004, Trust FSB incurred investment advisory fees of $5,000 for each year. At each year ended December 31, 2005 and 2004, amounts payable to NYLIM were $1,000.

NYLIFE Securities receives fees based on assets under management in the MainStay Cash Reserves Fund Class SW (formerly Eclipse Money Market Fund Sweep Shares). This fund is utilized as the sweep vehicle in brokerage accounts of the customers of NYLIFE Securities. For the years ended December 31, 2005 and 2004, NYLIFE Securities earned fees of $675,000 and $667,000, respectively. At December 31, 2005 and 2004, amounts receivable from NYLIM were $61,000 and $57,000, respectively.

INDEX FUND

As more fully described in Note 7, the Company has an agreement with the Index Fund, whereby, the Company guarantees that if, on the Guaranteed Date, the net asset value of the Guaranteed Share is less than the Guaranteed Amount, the Company will pay each holder of a Guaranteed Share an amount equal to the difference between the Guaranteed Amount for each share and the net asset value of each Guaranteed Share outstanding and held by the shareholder as of the close of business on the Guaranteed Date. The Company does not receive a separate fee under this agreement.

NOTE 9 - INCOME TAXES

Through the date of conversion to limited liability company status, the Company and its wholly-owned domestic subsidiaries were members of an affiliated group which joined in the filing of a consolidated federal income tax return with New York Life. Following their conversion, the income or loss of the Company and certain other subsidiaries that were also converted to limited liability companies is included in New York Life's federal, state, and local taxable income. Subsidiaries that were not converted continue to be members of the same affiliated group and continue to join in filing a consolidated tax return with New York Life.

After the limited liability company conversions, the tax allocation agreement was revised to provide that each company will be allocated its share of tax expense or benefit determined generally on a separate company basis. Moreover, the tax allocation agreement provides that in the year a company converts into a limited liability company, any net operating losses or capital loss carryovers that succeeded to its parent company upon conversion may be utilized by the limited liability company in computing its separate company tax liability for the post conversion period. As such, the Company will be reimbursed by New York Life for the net operating loss deferred tax asset reflected in these financial statements to the extent utilizable in the consolidated group. Estimated payments for taxes are made between the related companies both before and after the conversion. State, local, and foreign tax returns generally are filed separately. At December 31, 2005, the income tax receivable of $197,000 consists of federal income taxes receivable from New York Life pursuant to the tax allocation agreement of $272,000 and state and foreign income taxes payable of $75,000. At December 31, 2004, the income tax payable of $1,481,000 consisted of federal income taxes payable to New York Life pursuant to the tax allocation agreement of $1,362,000 and state and foreign income taxes payable of $119,000.

During 2004, $49,583,000 of a deferred tax asset previously established at $51,473,000 was written off due to the sale of NYLUK (Note 3).

The components of income tax expense (benefit) for the years ended December 31, 2005 and 2004 are as follows:

                                   2005        2004
                                ---------    --------
                                    (in thousands)
Current
         Federal                $  (3,492)   $ (2,872)
         State                        215          68
         Foreign                      250         173
                                ---------    --------
               TOTAL CURRENT       (3,027)     (2,631)
                                ---------    --------
Deferred
         Federal                 (108,714)     39,811
         State                       (303)          7
                                ---------    --------
               TOTAL DEFERRED    (109,017)     39,818
                                ---------    --------
                   TOTAL        $(112,044)   $ 37,187
                                =========    ========


For the year ended December 31, 2005, total income tax benefit is different from the amount computed using the statutory federal tax rate of 35% primarily due to a dividend received deduction, a write off of the Company's investment interest in NYL Management, and an additional tax loss recognized on the sale of NYLUK which was in excess of the deferred tax asset previously established. For the year ended December 31, 2004, total income tax expense is different from the amount computed using the federal statutory tax rate of 35% primarily due to a dividend received deduction.


The reconciliation is as follows:

                                                                2005          2004
                                                             ----------    ----------
                                                                  (in thousands)
Income tax expense (benefit) at statutory rate               $ (99,631)    $  40,989
State and local taxes, net of federal income tax benefit           (57)           49
Net foreign taxes                                                  250           173
Equity in ESI                                                   (6,128)       (4,085)
Non-deductible (gains) losses with respect to foreign
 operations                                                     (6,743)          100
Other                                                              265           (39)
                                                             ---------     ---------
       Total income tax benefit                              $(112,044)    $  37,187
                                                             =========     =========

The net deferred tax asset at December 31, 2005 and 2004 is attributable to the following temporary differences:

                                                       2005         2004
                                                    ---------     --------
                                                         (in thousands)
Deferred tax asset:
   Reserves                                         $     959     $    660
   Deferred compensation                                  315          298
   Derivatives                                        121,611       14,010
   Depreciation                                           681          649
   Investment in NYLUK                                  1,890        1,890
   Investment in ESI                                    2,378          328
   Net operating losses                                   104        1,280
   State deferred taxes, net of federal benefit           207            -
                                                    ---------     --------
      Gross deferred tax asset                        128,145       19,115
                                                    ---------     --------

Deferred tax liability:
   Unrealized investment gains                            (16)          71
   Other                                                   29           22
                                                    ---------     --------
       Gross deferred tax liability                        13           93
                                                    ---------     --------

Net deferred tax asset                              $ 128,132     $ 19,022
                                                    =========     ========

Deferred income taxes are generally recognized, based upon enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. A valuation allowance is recorded to offset any portion of the deferred tax asset that is not expected to be realized. The Company's management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

As of December 31, 2005 and 2004, the Company has federal net operating losses of $297,000 and $3,657,000, respectively, which will expire in 2007 and 2023, respectively.

NOTE 10 - COMMITMENTS AND CONTINGENCIES

LEASES

The Company and its subsidiaries lease office space and certain office equipment under various agreements with various expiration dates. The leases contain provisions for payment of real estate taxes, building maintenance, electricity and rent escalations. For the years ended December 31, 2005 and 2004, gross rental expenses were $756,000 and $681,000, respectively, and sublease rental receipts were $310,000 and $593,000, respectively.

The Company maintains a lease reserve representing the discounted shortfall between rental expense and rental income on a lease of certain vacated property. For the years ended December 31, 2005 and 2004, a revaluation as to the adequacy of the lease reserve resulted in an increase of approximately $244,000 and $2,408,000, respectively, which was offset by a release of the lease reserve of $545,000 and $327,000, respectively. At December 31, 2005 and 2004, the lease reserve was $2,942,000 and $3,243,000, respectively, and is included in other liabilities in the consolidated statement of financial position.

Future minimum lease payments and receipts under non-cancelable operating leases with original or remaining lease terms in excess of one year at December 31, 2005 are as follows:

                         Gross      Sublease
                        rental       rental
                       expenses     receipts
                       --------     --------
                           (in thousands)
2006                   $    703     $     35
2007                        703          138
2008                        703          217
2009                        703          451
2010 & thereafter         4,394        2,821
                       --------     --------
Total                  $  7,206     $  3,662
                       ========     ========

On November 5, 2004, the Company entered into an agreement to lease an aircraft to New York Life, NYLIAC, NYLAZ, NYLIM Holdings and NYL International (Note 8). The lease is classified as a direct financing lease in accordance with the criteria specified in FASB Statement No. 13, "Accounting for Leases". The initial direct costs incurred relating to the lease were $341,000 and are recaptured through the minimal lease receipts. The net investment in the lease is equivalent to the cost basis of the aircraft and is comprised of the following (in thousands):

Total minimum lease payments     $   6,220
Residual value                      18,665
                                 ---------
Net investment                   $  24,885
                                 =========


Annual minimum lease payments receivable are $1,244,000 for each of the next four years.


On November 5, 2004, the Company entered into a Dry Lease Exchange Agreement ("Dry Lease") with Bombardier to make the Company's aircraft available to Bombardier for a certain number of hours each year based on the Company's expected use of the aircraft. The number of hours leased to Bombardier will reduce the Company's annual allocated hours (800 hours) in accordance with the management agreement between the Company and Bombardier. Bombardier agreed to reimburse the Company for each hour billed at the hourly rate of $3,378 during 2005. For the year ended December 31, 2005, sublease income earned on this agreement was $450,000. No amounts were earned for the year ended December 31, 2004.

ASSETS PLEDGED AS COLLATERAL

In 2001, following the entering into of the agreement with CSFB described in Notes 6 and 7 and in accordance with the SAILS Mandatorily Exchangeable Securities Contract ("Collateral Agreement"), the Company agreed to lend CSFB up to 9,000,000 shares (split-adjusted) of ESI common stock. In accordance with the terms of the Collateral Agreement, the Company is obligated to reimburse CSFB for any reasonable costs incurred by CSFB for borrowing ESI shares. Whenever CSFB borrows shares from the collateral account, the Company is entitled to a securities lending fee which would then need to be reimbursed to CSFB. As of December 31, 2005 and 2004, CSFB borrowed 7,703,026 and 6,820,000
(split-adjusted) shares, respectively, with a market value of $645,514,000 and $260,660,000, respectively, but these transactions were fully collateralized with the right of offset against the Company's liabilities to CSFB according to the Collateral Agreement. At December 31, 2005 and 2004, the carrying amount of the lent shares was $76,183,000 and $60,742,000, respectively. For the years ended December 31, 2005 and 2004, the Company earned fee income from the Collateral Agreement of $400,000 and $208,000, respectively, and incurred expenses of the same amounts included in administrative and other expenses of the consolidated statement of operations.

INDEX FUND

As more fully described in Notes 7 and 8, the Company has an agreement with the Index Fund, whereby, the Company guarantees that if, on the Guaranteed Date the net asset value of the Guaranteed Share is less than the Guaranteed Amount, the Company will pay each holder of a Guaranteed Share an amount equal to the difference between the Guaranteed Amount for each share and the net asset value of each Guaranteed Share outstanding and held by the shareholder as of the close of business on the Guaranteed Date. At December 31, 2005 and 2004, the Company recognized a liability of $4,470,000 and $4,230,000, respectively.

OTHER

The Company and its subsidiaries are defendants in various legal actions arising from their respective operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved as a party in various governmental, administrative and investigative proceedings and inquiries. Given the uncertain nature of litigation and regulatory inquiries, the outcome of the above and other actions pending against the Company cannot be predicted. The Company nevertheless believes that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

During 2005 and 2004, NYLIFE Securities concluded settlements with customers in connection with the sale of registered products. The Company expensed a total of $4,406,000 and $4,424,000 for the years ended December 31, 2005 and 2004, respectively, in settlements and related legal fees. At December 31, 2005 and 2004, the Company maintained a liability of $2,635,000 and $1,379,000, respectively, to cover remaining settlements and legal costs associated with these matters.

NYLIFE Securities clears all of its securities transactions through a clearing broker on a fully disclosed basis. Pursuant to the terms of the agreement between NYLIFE Securities and the clearing broker, the clearing broker has the right to charge NYLIFE Securities for losses that result from a customer's failure to fulfill its contractual obligations. There is no maximum amount assignable to this right. For the years ended December 31, 2005 and 2004, NYLIFE Securities paid the clearing broker $58,000 and $23,000, respectively, related to these contractual obligations. At December 31, 2005 and 2004, NYLIFE Securities had not recorded a liability pertaining to this right. In addition, NYLIFE Securities has the right to pursue collection or performance from the customers who do not perform under their contractual obligations. NYLIFE Securities monitors the credit standing of the clearing broker and all customers with which it conducts business.

As part of the sale of LAHC and NYLUK (Note 3), NYLUK I agreed to indemnify Swiss Re with respect to a provision for mis-selling claims, corporation taxes and other general warranties. NYLUK I's remaining maximum exposure under these indemnities totaled approximately $34,000,000. In accordance with FASB Interpretation No. 45, "Guarantors Accounting and Disclosure Requirements for Guarantees, Including Direct Guarantees of Indebtedness of Others", a liability was established with respect to this indemnity. This reserve will be released as the indemnity expires or claims are made. At December 31, 2005 and 2004, the fair value of the liability was $5,150,000 and $5,000,000, respectively. The change in the fair value of the liability resulted from fluctuation in the foreign currency rate.

As a result of the agreement to indemnify Swiss Re with respect to mis-selling claims, as discussed above, $22,520,000, representing NYLUK I's pro-rata share, has been deposited into a separate interest bearing account in the joint names of Swiss Re and the sellers for the purposes of satisfying any such claims. NYLUK I is entitled to its pro-rata share of interest on the funds held in escrow on a semi-annual basis. The funds will be released from the account in three equal installments on each anniversary after August 24, 2004, less any amount required to make up for any inadequacy in the provision established by LAHC in relation to mis-selling liabilities. During 2005, NYLUK I received $7,986,000 from escrow representing a release of one-third of the cash held in escrow and interest income on the funds from August 24, 2004 through September 12, 2005. For the years ended December 31, 2005 and 2004, NYLUK I recorded interest income on the funds held in escrow of $910,000 and $388,700, respectively. At December 31, 2005, the receivable from escrow was $13,381,000.

Certain subsidiaries are subject to minimum net worth restrictions pursuant to regulatory or other requirements. The Company or New York Life has agreed to provide support so as to maintain adequate net worth in each of these subsidiaries. At December 31, 2005 and 2004, the net worth of these subsidiaries exceeded the regulatory requirements.

In connection with receiving its Authorization Certificate, NYL Trust agreed with the New York State Banking Department in 1995 that it would maintain stockholder's equity of not less than one-quarter of one percent (0.25%) of total discretionary assets under administration. Effective December 29, 2005, all of the assets formerly held in the New York Life Trust Company Collective Investment Trust (the "Trust"), which were attributable to New York Life, were withdrawn from the Trust by New York Life. This resulted in a substantial reduction in the required minimum stockholder's equity at December 31, 2005. At December 31, 2005 and 2004, NYL Trust was in compliance with the minimum capital requirement.

Additionally, New York Life acts as a guarantor for an employment agreement and lease payments of the Company.

NOTE 11 -- SUBSEQUENT EVENT

On January 19, 2006, the Company returned capital of $7,358,000 to New York
Life.

Effective January 1, 2006, the credit facility agreement (Note 8) between New York Life and Capital Corporation has been amended to reflect an increase in the borrowing amount from up to $2 billion to up to $3 billion.

(MAINSTAY LOGO)


EQUITY FUNDS


MainStay Equity Index Fund

                                           MAINSTAY(R) FUNDS


                                           Prospectus
                                           March 1, 2006


                                           Neither the Securities and Exchange
                                           Commission nor any state securities
                                           commission has approved or
                                           disapproved of these securities or
                                           passed upon the accuracy or adequacy
                                           of this prospectus. Any
                                           representation to the contrary is a
                                           criminal offense.

        WHAT'S INSIDE?


  3      Investment Objective, Principal Investment Strategies and
         Principal Risks:
         An Overview

  6      MainStay Equity Index Fund*

 10      More About Investment Strategies and Risks

 13      Shareholder Guide

 23      Know With Whom You're Investing

 25      Financial Highlights


---------------


* Closed to new investors and new share purchases.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW


This Prospectus discusses the MainStay Equity Index Fund (the "Fund"), a series of The MainStay Funds, a Massachusetts business trust (the "Trust") which is a series mutual fund that offers different series, including the Fund, that invest for varying combinations of income and capital appreciation. The other MainStay Funds not discussed in this Prospectus are offered by separate prospectuses, which are available upon request The Fund is managed by New York Life Investment Management LLC ("NYLIM" or "Manager"). NYLIM is responsible for the day-to-day portfolio management of the Fund.


Under normal market conditions, the Fund invests primarily in equity securities. In times of unusual or adverse conditions the Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus.

EQUITY SECURITIES

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange and the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as The Nasdaq Stock Market, Inc. There are many different types of equity securities, including:

- common and preferred stocks;

- convertible securities; and

- American Depositary Receipts (ADRs).


- real estate investment trusts (REITs)


Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

The risks involved with investing in common stocks and other equity securities include:

- Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.


- Security selection: A manager may not be able to consistently select the equity securities that appreciate in value, or to anticipate changes which can adversely affect the value of the Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

NOT INSURED--YOU COULD LOSE MONEY

Before considering an investment in the Fund, you should understand that you could lose money.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value (NAV), fluctuates based on the value of the Fund's holdings.

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance and expenses of the Fund. Please review it carefully.

                      [This page intentionally left blank]

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.


---------------------------


The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries. The market capitalizations of companies in this Index fluctuate; as of the date of this Prospectus they range from $721 million to $390.5 billion.



---------------------------

INDEX FUNDS seek to match their respective indices, unlike other funds that generally seek to beat an index or indices. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis.

MAINSTAY EQUITY
INDEX FUND*

The Equity Index Fund's investment objective is to seek to provide investment results that correspond to the TOTAL RETURN performance (reflecting reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) INDEX.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index.

INVESTMENT PROCESS

NYLIM, the Fund's manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the S&P 500(R) Index. The correlation between the performance of the Fund and the S&P 500(R) Index is expected to be at least 0.95 (before charges, fees and expenses). A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index.

The Fund's investments also include S&P 500(R) Index futures which are used for cash management purposes.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.

If the value of the S&P 500(R) Index declines, the NAV of shares of the Fund will also decline. The Fund's ability to mirror the S&P 500(R) Index may be affected by, among other things:

- transaction costs;

- changes in either the makeup of the S&P 500(R) Index or the number of shares outstanding for the components of the S&P 500(R) Index; and

- the timing and amount of contributions to, and redemptions from, the Fund by shareholders.

Consistent with its principal investment strategies, the Fund's investments include S&P 500(R) Index futures which are a type of derivative. The Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

---------------
* CLOSED TO NEW INVESTORS AND NEW SHARE PURCHASES. No purchase orders, systematic investments or exchanges are being accepted. Existing shareholders are permitted to reinvest dividends only.
 6

                                                               EQUITY INDEX FUND

The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than other funds in a particular issuer. Were it to do so, the Fund would be more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

GUARANTEE


This Fund comes with an unconditional one-day guarantee from NYLIFE LLC ("NYLIFE"). If, on the business day immediately after ten years from your date(s) of purchase(s) (the "Guarantee Date"), the net asset value of a Fund share, plus the value of all cumulative reinvested dividends and distributions paid on the share during the ten-year period, is less than the price you initially paid for the Fund share, NYLIFE will pay you the difference between the price you paid and the net asset value of a Fund share as of the close of business on the Guarantee Date. See "The Equity Index Fund Guarantee" later in this Prospectus.


Even though the Fund is closed to new share purchases, NYLIFE will continue to honor the guarantee.

EQUITY INDEX FUND

[Equity Index Fund Bar Chart]

96                                                                               22.04
--                                                                               -----
97                                                                               32.26
98                                                                               27.69
99                                                                               19.99
00                                                                               -9.71
01                                                                              -12.65
02                                                                              -22.70
03                                                                               27.40
04                                                                                9.95
05                                                                                4.33


ANNUAL RETURNS, CLASS A SHARES
(by calendar year 1996-2005)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Class A shares were first offered on December 20, 1990. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS A SHARES

(1996-2005)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        21.22%             4/98
  Lowest return/worst quarter                                       -17.27%             3/02





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                    1 YEAR            5 YEARS           10 YEARS
  Equity Index Fund
  Return Before Taxes
    Class A                                                           1.20%           -0.87%              7.89%

  Return After Taxes on Distributions(1)
    Class A                                                           1.02%           -1.34%              7.12%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class A                                                           1.02%           -0.93%              6.57%

  S&P 500(R) Index(2) (reflects no deduction for fees,
  expenses, or taxes)                                                 4.91%            0.54%              9.07%






1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


2 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                               EQUITY INDEX FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                     CLASS A

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            3.00%



  Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption
  proceeds)                                                      None

  Redemption Fee
  (as a percentage of Redemption proceeds)                        None



  Maximum Account Fee                                            None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee(1)                                              0.25%



  Distribution and/or Service (12b-1) Fees(2)                    0.25%

  Other Expenses                                                 0.28%



  Total Annual Fund Operating Expenses                           0.78%

  Less Waivers/Reimbursements(3)                                -0.13%



  Net Annual Fund Operating Expenses(3)                          0.65%



1 The management fee for the Fund is an annual percentage of the fund's average daily net assets as follows: 0.25% up to $1.0 billion; 0.225% from $1.0 billion up to $3.0 billion; and 0.20% in excess of $3.0 billion. Effective August 1, 2005, NYLIM contractually agreed to reduce the management fee from 0.50% to 0.25%.



2 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



3 In addition, NYLIM has contractually agreed, effective August 1, 2005, to waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.65% of average daily net assets for Class A shares. This expense limitation may be modified or terminated only with the approval of the Board of Trustees.



 NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement, if this action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


  Expenses after          Class A
   1 Year                 $  364

   3 Years                $  502



   5 Years                $  651

  10 Years                $1,086




MORE ABOUT INVESTMENT
STRATEGIES AND RISKS

Information about the Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to the Fund.

Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

INVESTMENT POLICIES


The discussion of Principal Investment Strategies for the Fund states that the Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Fund invests its assets. If, under normal circumstances, the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement. Where other than normal circumstances exist, the Fund would not be subject to such constraints on new investments.


DERIVATIVE SECURITIES

The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. Derivative securities may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. The Fund could also lose money if the counterparty to the transaction does not meet its obligations.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease the Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of the Fund's portfolio of investments. For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

LENDING OF PORTFOLIO SECURITIES


Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager will consider all relevant facts and circumstances, including the creditworthiness of the borrower.


INVESTMENTS IN TECHNOLOGY SECTOR

The Fund may invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Fund may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

TEMPORARY DEFENSIVE INVESTMENTS


In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, the Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may invest without limit in cash or money market and other investments.


PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading the Fund does during the year. The portfolio turnover rate for the Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

THE EQUITY INDEX FUND GUARANTEE


NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life, will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Equity Index Fund (the "Guarantee") that if, on the business day immediately after ten years from the date(s) of purchase(s) of a Fund share, (the "Guarantee Date"), the net asset value ("NAV") of that Fund share plus the value of all dividends and distributions paid with respect to that Fund share, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the price initially paid for the Fund share ("Guaranteed Amount"), NYLIFE will pay each holder of a Guaranteed Share an amount equal to the difference between the Guaranteed Amount for each such share and the NAV of each such Guaranteed Share outstanding and held by the shareholder as of the close of business on the Guarantee Date. NYLIM Service Company LLC administers the Guarantee. For the services that NYLIM and its affiliates provide to the Fund, they receive the fees described in this prospectus. Neither NYLIM nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee.

If the Fund pays a dividend or distribution in cash to all Fund shareholders, the amount of the distribution will reduce the Guaranteed Amount with respect to each Guaranteed Share in the amount of the cash distribution. The Guaranteed Amount does not reflect any adjustment for the payment of taxes by a share-holder on dividends and distributions received from the Fund. Fund shares may be redeemed or exchanged by shareholders prior to their Guarantee Date. However, any such redeemed or exchanged shares will lose the benefit of the Guarantee. When you sell Fund shares, the Fund first redeems the shares you've held longest.



Following their particular Guarantee Date, the shares of the Fund will be subject to those risks normally associated with an investment in shares of a mutual fund that invests in securities represented in the S&P 500(R) Index.


NYLIFE became a limited liability company on September 30, 1999. Prior to this time, NYLIFE had been a New York corporation incorporated on January 26, 1984. Audited financial statements for NYLIFE for its most recent fiscal year appear in the Statement of Additional Information.

New York Life is a mutual life insurance company. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. Neither the Fund, nor New York Life, NYLIM, NYLIFE Distributors LLC, any of their affiliates nor any other party is undertaking any obligation to the Fund or its shareholders with respect to the Guarantee. New York Life is not obligated to pay any claim under the Guarantee or to make additional capital contributions to NYLIFE.

Even though the Fund is closed to new share purchases, NYLIFE will continue to honor the Guarantee.

For more information on the Guarantee, see the Statement of Additional Information.

SHAREHOLDER
GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments.

INFORMATION ON SALES CHARGES


The Fund is closed to new investors and new share purchases.



INFORMATION ON FEES


Rule 12b-1 Plans


The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The 12b-1 plan provides for payment for distribution or service activities of up to 0.25% of the average annual net assets of the Fund. The distribution fee is intended to reimburse the Distributor for amounts previously advanced to pay for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and/or maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.


COMPENSATION TO DEALERS

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Fund and shareholders. Such compensation varies depending upon the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

- The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

- In addition to payments described above, the Distributor or an affiliate, from its own resources, pays other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.


- The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of Fund shares and/or shareholder account servicing arrangements.


- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

Payments made from the Distributor's or an affiliate's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemptions. For

SHAREHOLDER GUIDE


more information regarding any of the types of compensation described above, see the Statement of Additional Information or consult with your financial intermediary firm or financial advisor. YOU SHOULD REVIEW CAREFULLY ANY DISCLOSURE BY YOUR FINANCIAL INTERMEDIARY FIRM AS TO COMPENSATION RECEIVED BY YOUR FIRM AND/OR YOUR FINANCIAL ADVISOR.


BUYING, SELLING AND EXCHANGING MAINSTAY SHARES


The Fund is currently closed to new investors and to new share purchases. You may purchase shares of other MainStay Funds. Please see the prospectuses of those Funds for instructions for purchasing shares of those Funds. The sections below detail how you may sell shares of the Fund, including exchanging Fund shares for shares of other MainStay Funds.

                                                               SHAREHOLDER GUIDE

SELLING SHARES--INDIVIDUAL SHAREHOLDERS


                                        HOW                                             DETAILS
  BY CONTACTING YOUR FINANCIAL ADVISOR:                           - You may sell (redeem) your shares through your
                                                                   investment dealer or by any of the methods
                                                                   described below.
  BY PHONE:            TO RECEIVE PROCEEDS BY CHECK:              - The Trust's transfer agent, NYLIM Service Company
                       Call MainStay Investments toll-free         ("MainStay Investments"), will only send checks to
                       at 1-800-MAINSTAY (1-800-624-6782)          the account owner at the owner's address of record
                       between 8 am and 6 pm eastern time          and generally will not send checks to addresses on
                       any day the New York Stock Exchange         record for 30 days or less.
                       is open. Call before 4 pm eastern          - The maximum order MainStay Investments can
                       time to sell shares at the current          process by phone is $100,000.
                       day's NAV.



                       TO RECEIVE PROCEEDS BY WIRE:               - Generally, after receiving your sell order by
                       Call MainStay Investments toll-free         phone, MainStay Investments will send the proceeds
                       at 1-800-MAINSTAY (1-800-624-6782)          by bank wire to your designated bank account the
                       between 8 am and 6 pm eastern time          next business day, although it may take up to
                       any day the New York Stock Exchange         seven days to do so. Your bank may charge you a
                       is open. Eligible investors may sell        fee to receive the wire transfer.
                       shares and have proceeds                   - MainStay Investments must have your bank account
                       electronically credited to a                information on file.
                       designated bank account.                   - There is an $11 fee for wire redemptions.
                                                                  - The minimum wire transfer amount is $1,000.




                       TO RECEIVE PROCEEDS ELECTRONICALLY BY      - MainStay Investments must have your bank account
                       ACH:                                        information on file.
                       Call MainStay Investments toll-free        - Proceeds may take 2-3 days to reach your bank
                       at 1-800-MAINSTAY (1-800-624-6782)          account.
                       between 8 am and 6 pm eastern time         - There is no fee from MainStay Investments for
                       any day banks and the New York Stock         this transaction.
                       Exchange are open.                         - The maximum ACH transfer amount is $100,000.
                       Visit us at
                       www.mainstayfunds.com.




  BY MAIL:             Address your order to:                     Write a letter of instruction that includes:
                       MainStay Funds                             * your name(s) and signature(s);
                       P.O. Box 8401                              * your account number;
                       Boston, MA 02266-8401                      * Fund name and Class of shares; and
                                                                  * dollar or share amount you want to sell.
                       Send overnight orders to:
                       MainStay Funds                             Obtain a MEDALLION SIGNATURE GUARANTEE or other
                       c/o Boston Financial                       documentation, as required.
                       Data Services
                       66 Brooks Drive                            There is a $15 fee for checks mailed to you via
                       Braintree, MA 02184                        overnight service.




SHAREHOLDER GUIDE

---------------------------


When you sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MainStay Investments immediately. If you fail



GENERAL POLICIES



Selling Shares



- If you have share certificates, you must return them with a written redemption request.



- Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.



- When you sell Class A shares, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.



- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.



- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.



- Reinvestment in fund shares won't relieve you of any tax consequences on gains realized from a sale. The deductions or losses, however, may be denied.



- MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days.



- MainStay Investments requires a written order to sell shares and a Medallion signature guarantee if:



  - MainStay Investments does not have on file required bank information to wire funds;



  - the proceeds from the sale will exceed $100,000;



  - the proceeds of the sale are to be sent to an address other than the address of record; or



  - the proceeds are to be payable to someone other than the account holder(s).



- In the interests of all shareholders, the Fund reserves the right to:



  - change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend the privileges without notice under extraordinary circumstances;



  - change or discontinue the systematic withdrawal plan upon notice to shareholders;



  - close accounts with balances less than $500 invested (by redeeming all shares held and sending proceeds to the address of record).



Additional Information



The policies and fees described in this Prospectus govern transactions with The MainStay Funds. If you invest through a third party--bank, broker, 401(k), financial advisor or supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in the Fund directly. Consult a representative of your plan or financial institution if in doubt.



The Trust may reopen the Fund to new investors or new share purchases at its discretion. For the period that the Fund is closed to new investors and new share purchases, if you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in

                                                               SHAREHOLDER GUIDE

to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.
---------------------------

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
---------------------------

CONVENIENT, YES . . . BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from the Fund. In addition, you may not exchange shares from other MainStay Funds for shares of the Fund.


Medallion Signature Guarantees



A Medallion signature guarantee helps protect against fraud. To protect your account, each Fund and MainStay Investments from fraud, Medallion signature guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program
(MSP). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected.



Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their financial advisor or the Fund toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.


REDEMPTIONS-IN-KIND


The Fund reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund's portfolio in accordance with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.



THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES


When you sell shares, you have the right--for 90 days--to reinvest any or all of the proceeds in the same account and class of shares without paying another sales charge (as long as those shares haven't been reinvested once already). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting same account and class of shares.


SHAREHOLDER SERVICES

Automatic Services


Selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.


Systematic Withdrawal Plan--Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

The Fund will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

SHAREHOLDER GUIDE


your errors unless the Fund or MainStay Investments fails to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:


-all phone calls with service representatives are tape recorded; and

-written confirmation of every transaction is sent to your address of record.


MainStay Investments and the Fund reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.


---------------------------


MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund



Exchanging Shares Among MainStay Funds--Individual Shareholders Only


You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. You may not exchange shares between classes.


You may exchange shares of the Fund for Class A shares, if offered, of any of the following MainStay Funds, which are offered in different prospectuses:


- MainStay All Cap Growth Fund              - MainStay International Equity Fund
- MainStay All Cap Value Fund               - MainStay Large Cap Growth Fund
- MainStay Balanced Fund                    - MainStay Large Cap Opportunity Fund(2)
- MainStay Capital Appreciation Fund        - MainStay MAP Fund
- MainStay Cash Reserves Fund               - MainStay Mid Cap Growth Fund
- MainStay Common Stock Fund                - MainStay Mid Cap Opportunity Fund
- MainStay Conservative Allocation Fund     - MainStay Mid Cap Value Fund
- MainStay Convertible Fund                 - MainStay Moderate Allocation Fund
- MainStay Diversified Income Fund          - MainStay Moderate Growth Allocation
                                              Fund
- MainStay Floating Rate Fund
                                            - MainStay Money Market Fund
- MainStay Global High Income Fund
                                            - MainStay S&P 500 Index Fund
- MainStay Government Fund
                                            - MainStay Short Term Bond Fund
- MainStay Growth Allocation Fund
                                            - MainStay Small Cap Growth Fund
- MainStay Growth Equity Fund(1)
                                            - MainStay Small Cap Opportunity Fund
- MainStay High Yield Corporate Bond Fund
                                            - MainStay Small Cap Value Fund
- MainStay Income Manager Fund
                                            - MainStay Tax Free Bond Fund
- MainStay Indexed Bond Fund
                                            - MainStay Total Return Fund
- MainStay Intermediate Term Bond Fund
                                            - MainStay Value Fund


Before making an exchange request, read the prospectus of the MainStay Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial advisor or other financial institution or by calling the MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).

Because the Equity Index Fund is closed to new investors and new share purchases, you may not exchange shares of another MainStay Fund for shares of the Fund.


The exchange privilege is not intended as a vehicle for short term trading, nor is the Fund designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").


---------------

(1) Offered only to residents of Connecticut, New Jersey, and New York.



(2 )Offered only to residents of Connecticut, Maryland, New Jersey, and New
York.

                                                               SHAREHOLDER GUIDE

shares. These programs make it convenient to add to your investment and easy to access your money when you need it.
---------------------------

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.


The Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.



EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES



The Fund is currently closed to new investors and new share purchases, however, the Fund has adopted policies and procedures regarding excessive purchases, redemptions and exchanges, as described below.



The Fund is not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of the Fund's investment strategies or negatively impact Fund performance. For example, the Manager might have to maintain more of the Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Fund's Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. The Fund may change its policies or procedures at any time without prior notice to shareholders.



The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Fund. In addition, the Fund reserves the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to harm Fund shareholders. Pursuant to the Fund's policies and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Trust's Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Fund's policies and procedures, the Fund does

SHAREHOLDER GUIDE


not accommodate, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.



The Fund, through MainStay Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Fund examines transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. To the extent identified under these surveillance procedures, the Fund will place a "block" on any account if, during any 60-day period, there is
(1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in the Fund. The Fund may modify its surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may be not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Fund's Chief Compliance Officer that such investment programs and strategies are consistent with the foregoing, for example, they either work from an asset allocation model or direct transactions to conform to a model portfolio.



In addition to these measures, the Fund may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee will be described in the Fund's Prospectus.



While the Fund discourages excessive or short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Fund's ability to reasonably detect all such trading may be limited, for example, where the Fund must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefits of such surveillance to Fund shareholders.



FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE


Determining the Fund's Share Prices (NAV) and the Valuation of Securities

The Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The net asset value per share for Class A shares is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of the Fund's investments is generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a

                                                               SHAREHOLDER GUIDE

security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of the Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. The Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.


The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures may include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available. However, given the Fund's investments will primarily be in U.S. securities, the Fund's use of fair valuation in these circumstances should be limited.



Portfolio Holdings Information



A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. MainStay Funds publish quarterly a list of the Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the Fund's portfolio holdings is provided monthly approximately 30 days after the end of the reported month. In addition, disclosure of the Fund's holdings is made quarterly approximately 15 days after the end of each calendar quarter. The Fund's quarterly holdings information is also provided in the Annual Report and the Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

SHAREHOLDER GUIDE

---------------------------

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the other Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.
---------------------------
SEEK PROFESSIONAL ASSISTANCE. Your financial advisor can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.
---------------------------

DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.
---------------------------


MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.


FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.

When the Fund Pays Dividends


The Fund declares and pays any dividends at least annually.


Capital Gains

The Fund earns capital gains when it sells securities at a profit.

When the Funds Pay Capital Gains

The Fund will normally distribute any capital gains to shareholders in December.

UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Fund are taxable, whether you take them as cash or automatically reinvest them. The Fund's realized earnings are taxed based on the length of time the Fund holds its investments, regardless of how long you hold Fund shares. If the Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of the Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income).


For individual shareholders, a portion of the dividends received from the Fund may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Fund receives qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also satisfy a more than 60 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. Since many of the stocks in which the Fund invests do not pay significant dividends, it is not likely that a substantial portion of the distributions by the Fund will qualify for the 15% maximum rate.



MainStay Investments will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, and which, if any, as long-term capital gains.


The Fund may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Exchanges

An exchange of shares of the Fund for shares of another MainStay Fund will be treated as a sale of shares of the Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

KNOW WITH WHOM
YOU'RE INVESTING

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?


The Board of Trustees of the Fund oversees the actions of the Manager and Distributor and decides on general policies of the Fund. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.


New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the Fund's Manager. In conformity with the stated policies of the Fund, NYLIM administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the portfolio of the Fund, subject to the supervision of the Board of Trustees. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund.


The Manager also pays the salaries and expenses of all personnel affiliated with the Fund, and all the operational expenses that are not the responsibility of the Fund. Pursuant to a management contract with the Fund, the Manager is entitled to receive fees from the Fund, accrued daily and payable monthly.



For the fiscal year ended October 31, 2005, the Trust, on behalf of the Fund, paid the Manager an aggregate fee for services performed at the rate of 0.44% of the average daily net assets of the Fund. For information regarding the basis for the Board of Trustees' approval of the investment advisory contract, please refer to the Fund's annual report to shareholders for the fiscal year ended October 31, 2005.


The Fund, pursuant to an Accounting Agreement with the Manager, will bear an allocable portion of the Manager's cost of performing certain bookkeeping and pricing services. The Fund pays the Manager a monthly fee for services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets.


The Manager is not responsible for records maintained by the Fund's Custodian, Transfer Agent or Dividend Disbursing and Shareholder Servicing Agent, except to the extent expressly provided in the Management Agreement between the Manager and the Trust, on behalf of the Fund.



Pursuant to an agreement with NYLIM, Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services for the Fund. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is to be compensated by NYLIM.

WHO MANAGES YOUR MONEY?


NYLIM serves as Manager of the assets of the Fund. NYLIM commenced operations in April 2000 and is a Delaware limited liability company. NYLIM is an indirect wholly-owned subsidiary of New York Life. As of December 31, 2005, NYLIM and its affiliates managed approximately $200 billion in assets.


NYLIM is responsible for the day-to-day portfolio management of the Fund.

PORTFOLIO MANAGER AND BIOGRAPHY:

The following section provides biographical information about the Fund's portfolio manager. Additional information regarding the portfolio manager's compensation, other accounts managed by this portfolio manager and his ownership of shares of the Funds he manages is available in the Statement of Additional Information.


FRANCIS J. OK Mr. Ok has managed the Fund since 1996. Mr. Ok, a Director at NYLIM, is responsible for managing and running the Equity Investors Group trading desk. Prior to joining NYLIM in 2000, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC (a former subsidiary of NYLIM). Mr. Ok holds a B.S. in Economics from Northeastern University.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges). The information for the years ended October 31, 2005 and 2004, has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual reports, which are available upon request. For periods ending on or before December 31, 2003 the information provided was audited by another auditor.

FINANCIAL HIGHLIGHTS

EQUITY INDEX FUND


                                                                          January 1,
                                                                             2003*
                                              Year ended October 31,        through               Year ended December 31,
                                              ----------------------      October 31,      --------------------------------------
                                                2005          2004           2003            2002          2001           2000
                                              --------      --------      -----------      --------      --------      ----------
  Net asset value at beginning of period
   (c)......................................  $  38.47      $  35.61       $  29.62        $  40.29      $  47.85      $    55.03
                                              --------      --------       --------        --------      --------      ----------
  Net investment income (c).................      0.60(d)       0.28           0.19            0.23          0.18            0.14
  Net realized and unrealized gain (loss) on
   investments (c)..........................      2.47          2.71           5.80          (9.39)        (6.24)          (5.51)
                                              --------      --------       --------        --------      --------      ----------
  Total from investment operations (c)......      3.07          2.99           5.99          (9.16)        (6.06)          (5.37)
                                              --------      --------       --------        --------      --------      ----------
  Less dividends and distributions:
   From net investment income (c)...........     (0.41)        (0.13)            --          (0.31)        (0.18)          (0.14)
   From net realized gain on investments....        --            --             --          (1.20)        (1.32)          (1.67)
                                              --------      --------       --------        --------      --------      ----------
  Total dividends and distributions (c).....     (0.41)        (0.13)            --          (1.51)        (1.50)          (1.81)
                                              --------      --------       --------        --------      --------      ----------
  Net asset value at end of period (c)......  $  41.13      $  38.47       $  35.61        $  29.62      $  40.29      $    47.85
                                              ========      ========       ========        ========      ========      ==========
  Total investment return (a)...............      7.97%         8.42%         20.23%(b)      (22.70%)      (12.65%)         (9.71%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income..................      1.40%(d)      0.73%          0.72%+          0.59%         0.38%           0.26%
     Net expenses...........................      0.74%         0.96%          1.04%+          1.02%         0.97%           0.92%
     Expenses (before
      waiver/reimbursement).................      1.03%         1.02%          1.04%+          1.02%         0.97%           0.92%
  Portfolio turnover rate...................         6%            3%             2%              4%            4%              9%
  Net assets at end of period (in 000's)....  $550,307      $607,542       $646,450        $589,034      $951,662      $1,136,628



-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges.
(b)  Total return is not annualized.
(c)  Adjusted to reflect the cumulative effects of the reverse stock split in each period, as well as the reverse stock
     split on December 21, 2005. (See Note 2(E) and 12)
(d)  Net investment income and the ratio of net investment income includes $0.12 per share and 0.29%, respectively as a result of a special one time dividend from Microsoft Corp.

[MAINSTAY LOGO]


[RECYCLE LOGO]

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Fund. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.


TO OBTAIN INFORMATION:
More information about the Fund, including the SAI and the Annual/Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


You can also review and copy information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-942-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.


NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds.

The MainStay Funds
SEC File Number: 811-04550

For more information call 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com.

                                                                    MSEI01-03/06

                            PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

a.       (1)      Fifth Amended and Restated Establishment and Designation of
                  Series of Shares of Beneficial Interest, Par Value $.01 Per
                  Share dated October 26, 1992 - Previously filed as Exhibit
                  1(b) to Post-Effective Amendment No. 16*

         (2) Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 11*

         (3) Form of Establishment and Designation of Additional Series of shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 23*

         (4) Form of Declaration of Trust as Amended and Restated December 31, 1994 - Previously filed as Exhibit a(4) to Post-Effective Amendment No. 53*

         (5) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as Exhibit 1(e) to Post-Effective Amendment No. 28*

         (6) Form of Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share -- Previously filed as Exhibit 1(g) to Post-Effective Amendment No. 35*

         (7) Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as Exhibit 1(h) to Post-Effective Amendment No. 38*

         (8) Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as Exhibit 1(i) to Post-Effective Amendment No. 47*

         (9) Establishment and Designations of Class of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(10) to Post-Effective Amendment No. 51*

         (10) Establishment and Designations of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(11) to Post-Effective Amendment No. 51*

         (11) Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(11) to Post-Effective Amendment No. 55*

         (12) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share relating to the Mainstay U.S. Large Cap Equity Fund - Previously filed as Exhibit a(12) to Post-Effective Amendment No. 58*

         (13) Establishment and Designation of Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(13) to Post-Effective Amendment No. 65*

         (14) Redesignation of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(14) to Post-Effective Amendment No. 65*

         (15) Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 per Share - Previously filed as Exhibit a(15) to Post-Effective Amendment No. 65*

         (16) Establishment and Designation of Additional Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share--Previously filed as Exhibit (a)(16) to Post-Effective Amendment No. 74*

         (17) Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share -- Previously filed as Exhibit (a)(17) to Post-Effective Amendment No. 74*

         (18) Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share -- Previously filed as Exhibit (a)(18) to Post-Effective Amendment No. 74*

         (19) Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share -- Previously filed as Exhibit (a)(19) to Post-Effective Amendment No. 74*

         (20) Establishment and Designation of Additional Shares of Beneficial Interest, Par Value $0.01 Per Share -- to be filed by amendment

b.       (1)      Amended and Restated By-Laws dated December 31, 1994 -
                  Previously filed as Exhibit 2(b) to Post-Effective Amendment
                  No. 32*

         (2) Amendment to the Amended and Restated By-Laws dated May 23, 2005-Previously filed as Exhibit (b)(2) to Post-Effective Amendment No. 76*

c. See the Declaration of Trust, as amended and supplemented from time to time (Exhibit 23(a)(1)-(12)) and the Amended and Restated By-Laws dated December 31, 1994 (Exhibit 23(b))

d.       (1)      Amended and Restated Management Agreement between The
                  MainStay Funds and New York Life Investment Management LLC -
                  Previously filed as Exhibit (d)(1) to Post-Effective Amendment
                  No. 74*

                  (a) Amended and Restated Schedule A to Amended and Restated Management Agreement between The MainStay Funds and New York Life Investment Management LLC -- filed herewith

         (2)      (a)      Amended and Restated Sub-Advisory Agreement between
                           New York Life Investment Management LLC and MacKay
                           Shields LLC -- Previously filed as Exhibit (d)(2)(a) to Post-Effective Amendment No. 62

                           (i) Amended and Restated Schedule A to Amended and Restated Sub-Advisory Agreement between New York Life Investment Management LLC and MacKay Shields LLC -- filed herewith

                  (b) Amended and Restated Sub-Advisory Agreement between New York Life Investment Management LLC, on behalf of Strategic Value Fund, and MacKay Shields LLC - Previously filed as Exhibit (d)(2)(b) to Post-Effective Amendment No. 62*

                  (c) Second Amended and Restated Sub-Advisory Agreement between New York Life Investment Management LLC and Markston International LLC -- Previously filed as Exhibit (d)(2)(e) to Post-Effective Amendment No. 62*

                  (d) Sub-Advisory Agreement between New York Life Investment Management LLC and Jennison Associates LLC -- Previously filed as Exhibit (d)(2)(f) to Post-Effective Amendment No. 62*

                  (e) Form of Sub-Advisory Agreement between New York Life Investment Management LLC and Winslow Capital Management, Inc.--Previously filed as Exhibit
                           (d)(2)(f) to Post-Effective Amendment No. 74*

e.       (1)      Amended and Restated Master Distribution Agreement between the
                  MainStay Funds and NYLIFE Distributors Inc. -- Previously filed as Exhibit (e)(1) to Post-Effective Amendment No. 62*

                  (a) Amended and Restated Appendices A and B to Amended and Restated Master Distribution Agreement between the MainStay Funds and NYLIFE Distributors Inc. -- filed herewith.

         (2) Form of Soliciting Dealer Agreement -- Previously filed as Exhibit e(2)(a) to Post-Effective Amendment No. 53*

f.       Inapplicable

g.       (1)      Custodian Agreement with Investors Bank & Trust Company dated
                  June 30, 2005 -- Previously filed as Exhibit g(4) to
                  Post-Effective Amendment No. 76.*

                  (a) Amended and Restated Appendices A and B to the Custodian Agreement with Investors Bank & Trust Company -- filed herewith

         (2) Delegation Agreement with Investors Bank & Trust Company dated June 30, 2005 -- Previously filed as Exhibit g(5) to Post-Effective Amendment No. 76.*

h.       (1)      (a)      Amended and Restated Transfer Agency and Service
                           Agreement -- Previously filed as Exhibit (h)(1)(a) to
                           Post-Effective Amendment No. 62*

                  (b) Form of Sub-Transfer Agency Agreement -- Previously filed as Exhibit h(1)(d) to Post-Effective Amendment No. 51*

                           (i) Amended and Restated Schedule A to the Sub-Transfer Agency Agreement -- Previously filed as Exhibit h(1)(b)(i) to Post-Effective Amendment No. 54*

         (2) Form of Guaranty Agreement - Equity Index Fund -- Previously filed as Exhibit h(2) to Post-Effective Amendment No. 53*

         (3) Amended and Restated Service Agreement with New York Life Benefit Services, Inc. -- Previously filed as Exhibit (h)(3) to Post-Effective Amendment No. 62*

         (4) Amended and Restated Fund Accounting Agreement with New York Life Investment Management LLC - Previously filed as Exhibit
                  (h)(4) to Post-Effective Amendment No. 62*

         (5) Shareholder Services Plan (Class R1 shares) -- Previously filed as Exhibit h(5) to Post-Effective Amendment No. 65*

                  (a) Amended and Restated Schedule A to Shareholder Services Plan (Class R1 Shares) -- filed herewith

         (6) Shareholder Services Plan (Class R2 shares) -- Previously filed as Exhibit h(6) to Post-Effective Amendment No. 65*

                  (a) Amended and Restated Schedule A to Shareholder Services Plan (Class R2 Shares) -- filed herewith

         (7) Shareholder Services Plan (Class R3 shares) - to be filed by amendment

         (8)      Expense Limitation Agreement -- filed herewith

         (9) Amendment to Fund Accounting Agreement--Previously filed as Exhibit h(8) to Post-Effective Amendment No. 76*

         (10) Form of Indemnification Agreement--Previously filed as Exhibit h(9) to Post-Effective Amendment No. 76*

         (11) Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank & Trust Company -- Previously filed as Exhibit h(11) to Post-Effective Amendment No. 77*

i.       (1)      Opinion and consent of counsel as to the original series --
                  Previously filed as Exhibit 10 to Post-Effective Amendment No.
                  45*

         (2) Opinion and consent of counsel as to the Mainstay Mid Cap Growth Fund and the Mainstay Select 20 Equity Fund -- Previously filed as Exhibit i to Post-Effective Amendment No. 55*

         (3) Opinion and consent of counsel as to the MainStay U.S. Large Cap Equity Fund -- Previously Filed as Exhibit i to Post-Effective Amendment No. 59*

         (4) Opinion and consent of counsel -- Previously filed as Exhibit i(4) to Post-Effective Amendment No. 65*

         (5) Opinion and consent of counsel as to Class R3 shares - to be filed by amendment

j.       (1)      Consent of Independent Registered Public Accounting Firm --
                  filed herewith

         (2) Consent of Independent Registered Public Accounting Firm -- filed herewith

k.       (1)      Powers of Attorney -- filed herewith

l.       Not applicable.

m.       (1)      Amended and Restated Plan of Distribution pursuant to Rule
                  12b-1 (Class A shares) -- Previously filed as Exhibit (m)(1) to Post-Effective Amendment No. 62*

                  (a) Amended and Restated Schedule A to Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class A shares) -- filed herewith

         (2) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class B shares) -- Previously filed as Exhibit (m)(2) to Post-Effective Amendment No. 62*

                  (a) Amended and Restated Schedule A to Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class B shares) -- filed herewith

         (3) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class C shares) -- Previously filed as Exhibit (m)(3) to Post-Effective Amendment No. 62*

                  (a) Amended and Restated Schedule A to Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class C shares) -- filed herewith

         (4) Form of Plan of Distribution pursuant to Rule 12(b)-1 (Class R2 shares) -- Previously filed as Exhibit m(4) to Post-Effective Amendment No. 65*

                  (a) Amended and Restated Schedule A to Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class R2 shares) -- filed herewith

         (5) Plan of Distribution pursuant to Rule 12b-1 (Class R3 shares) -- to be filed by amendment

n. Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 -- Previously filed as Exhibit n to Post-Effective Amendment No. 65*

o.       Not Applicable

p.       Codes of Ethics

         (1) The MainStay Funds -- Previously filed as Exhibit p(1) to Post-Effective Amendment No. 77*

         (2) Markston International LLC -- Previously filed as Exhibit o(9) to Post-Effective Amendment No. 54*

         (3)      MacKay Shields LLC -- filed herewith

         (4) New York Life Investment Management Holdings LLC LLC -- Previously filed as Exhibit p(4) to Post-Effective Amendment No. 77*

         (5)      Jennison Associates L.P. -- filed herewith

         (6) Winslow Capital Management, Inc. -- Previously filed as Exhibit (p)(8) to Post-Effective Amendment No. 74*

----------------

* Incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The following chart indicates the persons controlled by New York Life. Ownership is 100% unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly.

Name of Organization (Jurisdiction)(1)

          MainStay VP Series Fund, Inc.(2) (Maryland)
          Eclipse Funds (2) (Massachusetts)
          Eclipse Funds Inc. (2) (Maryland)
          McMorgan Funds(2) (Delaware)

New York Life Investment Management Holdings LLC (Delaware)
          MacKay Shields LLC (Delaware)
          MacKay Shields General Partner (L/S) LLC (Delaware)
          Madison Capital Funding LLC (Delaware)
          McMorgan & Company LLC (Delaware)
          NYLCAP Manager LLC (Delaware)
              New York Life Capital Partners, L.L.C. (Delaware)
              New York Life Capital Partners II, L.L.C. (Delaware)
              NYLIM Mezzanine GenPar GP, LLC (Delaware)
              New York Life Capital Partners III Gen Par GP, LLC (Delaware) NYLIM - JB Asset Management Co. (Mauritius) LLC (25.1%) (Mauritius)
          NYLIM Service Company LLC (Delaware)
          New York Life Investment Management LLC (Delaware)
              NYLIM GP, LLC (Delaware)
              NYLIM Fund II GP, LLC (Delaware)
              New York Life Investment Management (U.K.) Limited (United
              Kingdom)
          NYLIFE Distributors LLC (Delaware)
          NYLIM Real Estate Inc. (Delaware)
          NYLCAP Holdings (Mauritius) (Mauritius)
New York Life Insurance and Annuity Corporation (Delaware)
New York Life International, LLC (Delaware)
          New York Life Insurance Taiwan Corporation (Taiwan)
          NYLI Holdings S.R.L. Argentina (Argentina)
              HSBC New York Life Seguros de Vida (Argentina) S.A. (3) (40%) (Argentina)
              HSBD New York Life Seguros de Retiro (Argentina) S.A. (3) (40%) (Argentina)
              Maxima S.A. AFJP (3) (40%) (Argentina)
          New York Life Insurance Limited (South Korea)
          New York Life Insurance Worldwide Limited (Bermuda)
          New York Life International Holdings Limited (25% owned by Segura Monterrey
          New York Life, S.A. de C.V.) (Mauritius)
              Max New York Life Insurance Company Limited(4) (26%)(India)
          New York Life International India Fund (Mauritius) LLC
          (90%)(Mauritius)
          New York Life Insurance (Philippines), Inc. (75%) (Philippines)
          New York Life Worldwide Capital, Inc. (Delaware)
              Fianzas Monterrey, S.A. (99%) Mexico
                   Operada FMA, S.A. de C.V. (99%) (Mexico)
          New York Life Securities Investment Consulting Co., Ltd. (Taiwan) NYLIFE Thailand, Inc. (Delaware)
                   PMCC Ltd. (49%)
                   Siam Commercial New York Life Insurance Public Company Limited (47.33%) (Thailand) (4) (23.88% owned by New York
                   Life International,    LLC)
                   NYL Data Center Limited (99.97%)
          NYLI-VB Asset Management Co. (Mauritius) LLC (90%) (Mauritius)
              Seguros Monterrey New York Life, S.A. de C.V.(99.996%)(Mexico) Centro de Capacitacion Monterrey, A.C. (99.791%)(Mexico)
NYLIFE LLC (Delaware)
          Eagle Strategies Corp. (Arizona)
          Express Scripts, Inc.(5)  (16.44%) (Delaware)
          New York Life Capital Corporation (Delaware)

          New York Life International Investment Inc. (Delaware)
              Monetary Research Limited (Bermuda)
              NYL Management Limited (United Kingdom)
          New York Life Trust Company (New York)
          New York Life Trust Company, FSB (United States)
          NYL Executive Benefits LLC (Delaware)
          NYLIFE Securities Inc. (New York)
          NYLINK Insurance Agency Incorporated (Delaware)
              NYLINK Insurance Agency of Massachusetts, Incorporated (Massachusetts)
          NYLUK I Company (United Kingdom)
          NYLUK II Company (United Kingdom)
              Gresham Mortgage (United Kingdom)
          W Construction Company (United Kingdom)
          WUT (United Kingdom)
          WIM (AIM) (United Kingdom)
          WIM (United Kingdom)
NYLIFE Insurance Company of Arizona (Arizona)
Biris Holdings LLC (Delaware)
Monitor Capital Advisors Funds LLC (Delaware)
Haier New York Life Insurance Company Limited (PRC) (50%)
Silver Spring, LLC (Delaware)

(1) By including the indicated organizations in this list, New York Life is not stating or admitting that said organizations are under its actual control; rather, these organizations are listed here to ensure full compliance with the requirements of this Form N-1A. Information provided in this list is as of January 31, 2006.

(2) These entities are registered investment companies for which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. They are not subsidiaries of New York Life but are included for informational purposes only.

(3) This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity. This entity is held through an interest in a holding company.

(4) This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity.

(5) Includes shares owned directly by New York Life. This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity. New York Life has the right to designate two directors of Express Scripts, Inc., a public company, and shares of Express Scripts, Inc. being held by New York Life or its subsidiaries are subject to a voting agreement with Express Scripts, Inc.

ITEM 25. INDEMNIFICATION

                           New York Life Insurance Company maintains Directors & Officers Liability insurance coverage. The policy covers the Directors, Officers, and Trustees of New York Life, its subsidiaries and certain affiliates, including The Mainstay Funds. Subject to the policy's terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

Article IV of Registrant's Declaration of Trust states as follows:

         SECTION 4.3. MANDATORY INDEMNIFICATION.

         (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                  (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more series thereof if the claim arises from his or her conduct with respect to only such Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Trustee or officer:

                  (i) against any liability to the Trust or a Series thereof or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                  (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

                  (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                           (A) by the court or other body approving the settlement or other disposition; or

                           (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

         (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceedings of the character described in paragraph (a) of this Section 4.3 shall be advanced by the Trust or a Series thereof to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient, to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                  (i) such undertaking is secured by surety bond or some other appropriate security provided by the recipient, or the Trust or a Series thereof shall be insured against losses arising out of any such advances; or

                  (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Disinterested Trustees acts on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                  As used in this Section 4.3, a "Non-interested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

                  In addition, each Trustee has entered into a written agreement with the Trust pursuant to which the Trust is contractually obligated to indemnify the Trustees to the fullest extent permitted by law and by the Declaration of Trust and Bylaws of the Trust.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISOR

The business of New York Life Investment Management LLC (formerly MainStay Management LLC), New York Life Insurance Company, MacKay Shields LLC, Jennison Associates LLC, Markston International, LLC, and Winslow Capital Management, Inc. is summarized under "Know with Whom You're Investing" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

The business or other connections of each manager and officer of New York Life Investment Management LLC (formerly MainStay Management LLC) is currently listed in the investment adviser registration on Form ADV for New York Life Investment Management LLC (formerly MainStay Management LLC) (File No. 801-54912) and is hereby incorporated herein by reference.

The business or other connections of each manager and officer of MacKay Shields LLC is currently listed in the investment adviser registration on Form ADV for MacKay Shields LLC (File No. 801-5594) and is hereby incorporated herein by reference.

The business and other connections of each director and officer of Markston International, LLC is currently listed in the investment adviser registration on Form ADV for Markston International, LLC (File No. 801-56141) and is hereby incorporated by reference.

The business or other connections of each director and officer of Jennison Associates LLC is currently listed in the investment adviser registration on Form ADV for Jennison Associates LLC (File No. 801-5608) and is hereby incorporated herein by reference.

The business or other connections of each director and officer of Winslow Capital Management, Inc. is currently listed in the investment adviser registration on Form ADV for Winslow Capital Management, Inc. (File No. 801-41316) and is hereby incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

a.       NYLIFE Distributors LLC acts as the principal underwriter for:

         Eclipse Funds Inc. (File No. 33-36962)
         Eclipse Funds (File No. 33-08865)
         NYLIAC Variable Universal Life Separate Account I
         NYLIAC Multi-Funded Annuity Separate Account I
         NYLIAC Multi-Funded Annuity Separate Account II
         NYLIAC Variable Annuity Separate Account I
         NYLIAC Variable Annuity Separate Account II
         NYLIAC Variable Annuity Separate Account III
         NYLIAC Variable Life Insurance Separate Account
         NYLIAC Corporate Sponsored Variable Universal Life Separate Account I NYLIAC Institutionally Owned Life Insurance Separate Account

b.


       NAME AND PRINCIPAL              POSITION(S)               POSITION(S) AND
           BUSINESS                 AND OFFICE(S) WITH            OFFICE(S) WITH
          ADDRESS(1)                     NYLIFE                    THE MAINSTAY
                                     DISTRIBUTORS, INC.               FUNDS
       Brian A. Murdock          Chairman of the Board and             None
                                         President
     Christopher O. Blunt       Manager and Executive Vice             President
                                 President, NYLIM Product
                                       Distribution
       Robert J. Hebron         Manager and Executive Vice             None
                                President COLI Distribution


        John R. Meyer           Manager and Executive Vice              None
                                    President, Variable
                                 Annuity and Agency Mutual
                                    Funds Distribution
       Scott L. Berlin          Manager and Executive Vice              None
                                    President, Non-COLI
                                Variable Life Distribution
        John A. Cullen                    Manager                       None
        Barry A. Schub                    Manager                       None
      Stephen P. Fischer         Senior Managing Director,              None
                                 NYLIM Products Marketing
      William F. Gibson          Senior Managing Director               None
                                    and Chief Financial
                                          Officer
      Barbara McInerney          Senior Managing Director,              None
                                        Compliance
      Alison H. Micucci             Managing Director,            Vice President -
                                        Compliance                    Compliance
       Robert E. Brady             Manager and Managing                 None
                                    Director Operations
       Thomas A. Clough             Managing Director,                  None
                                    Retirement Services
      Joseph J. Henehan             Managing Director,                  None
                                    Retirement Services
       Edward P. Linder             Managing Director,                  None
                                   Variable Annuity and
                                    Agency Mutual Funds
                                       Distribution
       Beverly J. Moore             Managing Director,                  None
                                 Marketing Communications
        Gary L. Warren            Managing Director, COLI               None
                                       Distribution
       Wendy K. Fishler             Managing Director -                 None
                                     National Accounts
        Mark A. Gomez              Managing Director and                None
                                 Chief Compliance Officer
       Julia D. Holland           Managing Director - SMA               None
                                       Distribution
  Marguerite E. H. Morrison        Managing Director and              Secretary
                                         Secretary
       Gary M. O'Neill          Managing Director - Agency              None
                                       Distribution

(1) 169 Lackawanna Avenue, Parsippany, NJ 07054

c.       Inapplicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, the Manager and NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, at MacKay Shields LLC, 9 West 57th Street, New York, NY 10019; and New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010. Records relating to the Registrant's transfer agent are maintained by MainStay Shareholder Services, 169

Lackawanna Avenue, Parsippany, NJ 07054. Records relating to the Registrant's custodian are maintained by Investors Bank and Trust Company, 200 Clarendon Street, Boston, MA 02117.

ITEM 29. MANAGEMENT SERVICES.

Inapplicable.

ITEM 30. UNDERTAKINGS.

Inapplicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and that is has duly caused this Post-Effective Amendment No. 78 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany in the State of New Jersey, on the ____ day of February, 2006.

                                    THE MAINSTAY FUNDS

                                    By:     / s / Gary E. Wendlandt *
                                        ---------------------------------
                                            Gary E Wendlandt
                                            Chairman

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on February 27, 2006.

SIGNATURE                                                    TITLE

---------------------------------------------------------    President
/s/ Christopher O. Blunt *
-------------------------------
CHRISTOPHER O. BLUNT
---------------------------------------------------------    Chairman and Trustee
/s/ Gary E. Wendlandt *
--------------------------------
GARY E WENDLANDT
---------------------------------------------------------    Treasurer and Principal Financial
/s/ Arphiela Arizmendi                                       and Accounting Officer
---------------------------------------------------------
ARPHIELA ARIZMENDI
---------------------------------------------------------    Trustee
/s/ Edward J. Hogan *
---------------------------------------------------------
EDWARD J. HOGAN
---------------------------------------------------------    Trustee
/s/ Charlynn Goins *
---------------------------------------------------------
CHARLYNN GOINS
---------------------------------------------------------    Trustee
/s/ Terry L. Lierman
---------------------------------------------------------
TERRY L LIERMAN
---------------------------------------------------------    Trustee
/s/ John B. McGuckian *
---------------------------------------------------------
JOHN B McGUCKIAN
---------------------------------------------------------    Trustee
/s/ Donald E. Nickelson *
---------------------------------------------------------
DONALD E NICKELSON
---------------------------------------------------------    Trustee
/s/ Richard S. Trutanic *
---------------------------------------------------------
RICHARD S TRUTANIC

*By: Marguerite E.H. Morrison
---------------------------------------------------------
As Attorney-in-Fact *



* PURSUANT TO POWERS OF ATTORNEY FILED HEREWITH

                                  EXHIBIT INDEX


Item Number                  Item
----------                   ----
(d)(1)(a)              -     Amended and Restated Schedule A to Amended and Restated
                             Management Agreement between The MainStay Funds and New York
                             Life Investment Management LLC

(d)(2)(a)(i)           -     Amended and Restated Schedule A to Amended and Restated
                             Sub-Advisory Agreement between New York Life Investment
                             Management LLC and MacKay Shields LLC

(e)(1)(a)              -     Amended and Restated Appendices A and B to Amended and
                             Restated Master Distribution Agreement between the MainStay
                             Funds and NYLIFE Distributors Inc.

(g)(1)(a)              -     Amended and Restated Appendices A and B to the
                             Custodian Agreement with Investors Bank & Trust Company

(h)(5)(a)              -     Amended and Restated Schedule A to Shareholder Services Plan
                             (Class R1 Shares)

(h)(6)(a)              -     Amended and Restated Schedule A to Shareholder Services Plan
                             (Class R2 Shares)

(h)(8)                 -     Expense Limitation Agreement

(j)(1)                 -     Consent of Independent Registered Public Accounting Firm

(j)(2)                 -     Consent of Independent Registered Public Accounting Firm

(k)(1)                 -     Powers of Attorney

(m)(1)(a)              -     Amended and Restated Schedule A to Amended and Restated Plan
                             of Distribution pursuant to Rule 12b-1 (Class A shares)

(m)(2)(a)              -     Amended and Restated Schedule A to Amended and Restated Plan
                             of Distribution pursuant to Rule 12b-1 (Class B shares)

(m)(3)(a)              -     Amended and Restated Schedule A to Amended and Restated Plan
                             of Distribution pursuant to Rule 12b-1 (Class C shares)

(m)(4)(a)              -     Amended and Restated Schedule A to Amended and Restated Plan
                             of Distribution pursuant to Rule 12b-1 (Class R2 shares)

(p)(3)                 -     Code of Ethics for MacKay Shields LLC

(p)(5)                 -     Code of Ethics for Jennison Associates L.P.
